UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2014

Item 1. Reports to Stockholders.

June 30, 2014
Oppenheimer Discovery Mid Cap Growth Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Managers: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA1

Cumulative Total Returns For the 6-Month Period Ended 6/30/14
Non-Service Shares	0.71%
Service Shares	0.59%
Average Annual Total Returns For the Periods Ended 6/30/14
	1-Year	5-Year	10-Year
Non-Service Shares	23.56%	20.43%	6.39%
Service Shares	23.24%	20.13%	6.10%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS
Harman International Industries, Inc.	1.8%
SBA Communications Corp., Cl. A	1.8
United Rentals, Inc.	1.7
Illumina, Inc.	1.6
Actavis plc	1.5
CoStar Group, Inc.	1.5
Westlake Chemical Corp.	1.5
Concho Resources, Inc.	1.4
NXP Semiconductors NV	1.4
ServiceNow, Inc.	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of common stocks.

1. Justin Livengood became a Portfolio Manager in April 2014.

2    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 0.71% during the reporting period, underperforming the Russell Midcap Growth Index, (the “Index”), which returned 6.51%. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the information technology, industrials and energy sectors. Somewhat offsetting this negative performance, the Fund outperformed the Index in the consumer discretionary and materials sectors due to stronger relative stock selection. The investment environment changed significantly during the reporting period. In late 2013 and early 2014, high-quality growth companies continued to outperform the broader market as they had over the previous few years. But in March 2014, the tone of the market changed abruptly where companies with larger market capitalizations and lower valuations began to materially outperform smaller companies with higher valuations. Our investment style, which favors high-quality, high-growth companies that often have above average valuations, began to underperform in mid-March despite little or no change to the underlying fundamentals of the companies we own. In fact, the vast majority of the Fund’s underperformance relative to the benchmark occurred in April 2014.

Over the longer term, the Fund had stronger absolute results. For the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2014, the Fund’s Non-Service shares produced returns of 23.56%, 12.03%, 20.43% and 6.39%, respectively. Over those same periods, the Index generated returns of 26.04%, 14.54%, 21.16% and 9.83%, respectively.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Despite market volatility early in the reporting period and rising geopolitical risks in Ukraine and the Middle East, global equities generally rebounded and produced positive returns in the first half of 2014, thanks largely to a continued global economic recovery and stimulative monetary policies from central banks throughout the world. Markets were volatile to start the reporting period in January 2014 amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. However, equities rebounded later in the reporting period. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in April and May was positive, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

TOP INDIVIDUAL CONTRIBUTORS

During the reporting period, top contributors to performance included health care stocks Illumina, Inc. and Actavis plc, and industrials stock United Rentals, Inc. Illumina Inc., a leading developer of genetic analysis tools, reported very strong financial results during the reporting period, raised full year guidance and announced a series of innovative new products, all of which were well received by investors and provided tailwinds for share price performance. Actavis is an integrated specialty pharmaceutical company that rallied after reporting strong fourth quarter results. The company benefited from its recent acquisitions of Warner Chilcott, which has produced revenue synergies and cost savings beyond the expectations of most analysts, and Forest Labs, which we believe should result in increased profitability as higher margin branded drugs become a larger percentage of the company’s business. United Rentals, an equipment rental company, reported strong first quarter financial results. The company has been benefiting from a growing trend toward leasing equipment, rather than buying, with especially good demand from energy customers.

TOP INDIVIDUAL DETRACTORS

The most significant detractors from the Fund’s performance included Nu Skin Enterprises, Inc., Tractor Supply Co. and Stratasys Ltd., each of which we exited by period end. Nu Skin Enterprises Inc., a major direct seller of personal care products and nutritional supplements, sold off sharply following a critical article published in China Daily, a state-owned periodical. This caused investors to worry about the company’s operations in China. Tractor Supply, an operator of retail farm and ranch stores, experienced declines early in the reporting period after reporting guidance below analysts’ expectations. Stratasys, one of the leading makers of 3D printers, performed poorly during the reporting period. The company issued earnings per share guidance that was moderately below consensus estimates due to higher than expected operating expenses and share count.

3    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with management teams that have proven records of performance.

We made a number of changes to the Fund during the period. We reduced exposure to the information technology sector and invested the proceeds in the energy, materials and consumer staples sectors. As a result, the Fund is no longer overweight information technology and its underweight in consumer staples is smaller.

The macroeconomic environment is characterized by modest economic expansion, very low interest rates, single digit corporate profit growth and increased merger and acquisition activity. We believe that this is an environment that favors growth companies and are optimistic regarding the Fund’s investment strategy. Our focus on well-established, higher quality growth companies has the potential to provide both upside participation and a degree of downside protection over the long term.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire
6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$1,000.00	$1,007.10	$3.99
Service shares	1,000.00	1,005.90	5.24

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

	Shares	Value
Common Stocks—95.4%
Consumer Discretionary—22.8%
Auto Components—3.1%
BorgWarner, Inc.	109,080	$7,110,925
Delphi Automotive plc	120,850	8,307,229
TRW Automotive Holdings Corp.[1]	80,790	7,232,321
		22,650,475
Automobiles—0.7%
Harley-Davidson, Inc.	75,174	5,250,904

Hotels, Restaurants & Leisure—5.3%
Chipotle Mexican Grill, Inc.[1]	16,150	9,569,037
Domino’s Pizza, Inc.	69,170	5,055,635
Dunkin’ Brands Group, Inc.	82,340	3,771,995
Marriott International, Inc., Cl. A	134,200	8,602,220
MGM Resorts International[1]	219,300	5,789,520
Wynn Resorts Ltd.	27,060	5,616,574
		38,404,981
Household Durables—2.5%
GoPro, Inc., Cl. A1	112,011	4,542,046
Harman International Industries, Inc.	123,640	13,282,645
		17,824,691
Internet & Catalog Retail—2.7%
Netflix, Inc.[1]	21,610	9,521,366
TripAdvisor, Inc.[1]	48,960	5,319,994
Vipshop Holdings Ltd., ADS[1]	25,004	4,694,251
		19,535,611
Leisure Products—1.1%
Polaris Industries, Inc.	61,050	7,951,152

Specialty Retail—2.9%
Foot Locker, Inc.	123,430	6,260,370
O’Reilly Automotive, Inc.[1]	64,020	9,641,412
Tiffany & Co.	52,390	5,252,097
		21,153,879
Textiles, Apparel & Luxury Goods—4.5%
Hanesbrands, Inc.	75,740	7,455,846
Kate Spade & Co.[1]	185,750	7,084,505
Michael Kors Holdings Ltd.[1]	101,320	8,982,018
Under Armour, Inc., Cl. A1	146,650	8,724,208
		32,246,577
Consumer Staples—4.4%
Beverages—1.3%
Constellation Brands, Inc., Cl. A1	108,910	9,598,238

Food Products—3.1%
Hormel Foods Corp.	72,790	3,592,187
Keurig Green Mountain, Inc.	55,300	6,890,933
Tyson Foods, Inc., Cl. A	118,592	4,451,944
WhiteWave Foods Co.[1]	220,460	7,136,290
		22,071,354
Energy—5.7%
Energy Equipment & Services—1.6%
Dril-Quip, Inc.[1]	33,360	3,644,246
Helmerich & Payne, Inc.	64,490	7,487,934
		11,132,180
Oil, Gas & Consumable Fuels—4.1%
Antero Resources Corp.[1]	85,170	5,589,707
Concho Resources, Inc.[1]	71,230	10,292,735
Diamondback Energy, Inc.[1]	60,200	5,345,760
Memorial Resource Development Corp.[1]	355,916	8,670,114
		29,898,316

	Shares	Value
Financials—6.4%
Capital Markets—1.5%
Affiliated Managers Group, Inc.[1]	34,820	$7,152,028
Waddell & Reed Financial, Inc., Cl. A	58,670	3,672,155
		10,824,183
Commercial Banks—2.7%
First Republic Bank	109,630	6,028,554
Signature Bank[1]	61,170	7,718,431
SVB Financial Group[1]	49,060	5,721,377
		19,468,362
Diversified Financial Services—1.0%
Moody’s Corp.	80,361	7,044,445

Real Estate Investment Trusts (REITs)—0.5%
Host Hotels & Resorts, Inc.	158,570	3,490,126

Real Estate Management & Development—0.7%
CBRE Group, Inc., Cl. A1	172,387	5,523,279

Health Care—13.4%
Biotechnology—1.8%
BioMarin Pharmaceutical, Inc.[1]	58,420	3,634,308
Cubist Pharmaceuticals, Inc.[1]	82,580	5,765,736
Incyte Corp.[1]	70,920	4,002,725
		13,402,769
Health Care Equipment & Supplies—2.3%
Cooper Cos., Inc. (The)	38,620	5,234,169
DexCom, Inc.[1]	108,340	4,296,764
IDEXX Laboratories, Inc.[1]	54,130	7,230,144
		16,761,077
Health Care Providers & Services—4.4%
AmerisourceBergen Corp. SA	126,310	9,177,684
Centene Corp.[1]	93,820	7,093,730
Envision Healthcare Holdings, Inc.[1]	172,870	6,207,762
Universal Health Services, Inc., Cl. B	95,030	9,100,073
		31,579,249
Health Care Technology—0.7%
Cerner Corp.[1]	104,370	5,383,405

Life Sciences Tools & Services—2.1%
Covance, Inc.[1]	41,460	3,548,147
Illumina, Inc.[1]	64,206	11,463,339
		15,011,486
Pharmaceuticals—2.1%
Actavis plc[1]	50,380	11,237,259
Salix Pharmaceuticals Ltd.[1]	29,660	3,658,561
		14,895,820
Industrials—18.2%
Aerospace & Defense—1.3%
Hexcel Corp.[1]	87,390	3,574,251
TransDigm Group, Inc.	36,680	6,135,097
		9,709,348
Airlines—1.1%
Spirit Airlines, Inc.[1]	120,730	7,634,965

Building Products—0.8%
A.O. Smith Corp.	113,180	5,611,464

Commercial Services & Supplies—0.8%
Mobile Mini, Inc.	118,800	5,689,332

Electrical Equipment—1.1%
Acuity Brands, Inc.	55,300	7,645,225

Industrial Conglomerates—0.7%
Roper Industries, Inc.	36,317	5,302,645

6    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

	Shares	Value
Machinery—7.9%
Colfax Corp.[1]	124,300	$9,265,322
Flowserve Corp.	70,000	5,204,500
Middleby Corp. (The)[1]	103,350	8,549,112
Nordson Corp.	64,744	5,191,822
Snap-on, Inc.	43,856	5,197,813
Trinity Industries, Inc.	121,218	5,299,651
WABCO Holdings, Inc.[1]	85,600	9,143,792
Wabtec Corp.	116,770	9,644,034
		57,496,046
Marine—1.0%
Kirby Corp.[1]	61,646	7,221,213

Professional Services—0.8%
On Assignment, Inc.[1]	67,200	2,390,304
Robert Half International, Inc.	75,200	3,590,048
		5,980,352
Trading Companies & Distributors—2.7%
HD Supply Holdings, Inc.[1]	249,410	7,080,750
United Rentals, Inc.[1]	119,230	12,486,958
		19,567,708
Information Technology—17.1%
Communications Equipment—0.9%
Arista Networks, Inc.[1]	6,958	434,110
Palo Alto Networks, Inc.[1]	76,780	6,438,003
		6,872,113
Electronic Equipment, Instruments, & Components—0.7%
Amphenol Corp., Cl. A	52,570	5,064,594

Internet Software & Services—3.7%
CoStar Group, Inc.[1]	69,890	11,054,501
Pandora Media, Inc.[1]	229,720	6,776,740
Shutterstock, Inc.[1]	49,530	4,110,000
Yelp, Inc.[1]	60,490	4,638,373
		26,579,614
IT Services—2.0%
FleetCor Technologies, Inc.[1]	48,570	6,401,526
MAXIMUS, Inc.	117,030	5,034,631
Vantiv, Inc., Cl. A1	88,220	2,965,956
		14,402,113
Semiconductors & Semiconductor Equipment—2.8%
Applied Materials, Inc.	243,760	5,496,788
Avago Technologies Ltd.	73,960	5,330,297
NXP Semiconductors NV1	149,150	9,870,747
		20,697,832

	Shares	Value
Software—5.9%
Aspen Technology, Inc.[1]	113,050	$5,245,520
Concur Technologies, Inc.[1]	85,778	8,006,518
NetSuite, Inc.[1]	71,177	6,183,858
ServiceNow, Inc.[1]	156,010	9,666,380
Tableau Software, Inc., Cl. A1	110,940	7,913,350
Ultimate Software Group, Inc. (The)[1]	44,190	6,105,732
		43,121,358
Technology Hardware, Storage & Peripherals—1.1%
SanDisk Corp.	73,350	7,659,940

Materials—5.6%
Chemicals—2.5%
PolyOne Corp.	167,020	7,038,223
Westlake Chemical Corp.	130,710	10,948,269
		17,986,492
Construction Materials—1.7%
Eagle Materials, Inc.	80,340	7,574,455
Vulcan Materials Co.	81,110	5,170,763
		12,745,218
Containers & Packaging—0.7%
Crown Holdings, Inc.[1]	107,262	5,337,357

Metals & Mining—0.7%
Carpenter Technology Corp.	77,140	4,879,105

Telecommunication Services—1.8%
Wireless Telecommunication Services—1.8%
SBA Communications Corp., Cl. A1	130,870	13,388,001
Total Common Stocks (Cost $515,691,114)		691,694,594
Investment Company—4.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $30,638,203)	30,638,203	30,638,203
Total Investments, at Value
(Cost $546,329,317)	99.6%	722,332,797
Net Other Assets (Liabilities)	0.4	2,740,599
Net Assets	100.0%	$725,073,396

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	5,136,594	166,717,747	141,216,138	30,638,203

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$30,638,203	$5,900

3. Rate shown is the 7-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

7    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $515,691,114)	$691,694,594
Affiliated companies (cost $30,638,203)	30,638,203

722,332,797
Receivables and other assets:
Investments sold	7,900,894
Shares of beneficial interest sold	4,522,435
Dividends	88,745
Other	47,473

Total assets	734,892,344

Liabilities
Payables and other liabilities:
Investments purchased	9,506,101
Shares of beneficial interest redeemed	220,328
Trustees’ compensation	41,518
Shareholder communications	35,138
Distribution and service plan fees	6,725
Other	9,138

Total liabilities	9,818,948

Net Assets	$725,073,396

Composition of Net Assets
Par value of shares of beneficial interest	$9,677
Additional paid-in capital	527,162,813
Accumulated net investment loss	(1,757,369)
Accumulated net realized gain on investments	23,654,795
Net unrealized appreciation on investments	176,003,480

Net Assets	$725,073,396

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $692,365,005 and 9,227,184 shares of beneficial interest outstanding)	$75.04

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $32,708,391 and 450,251 shares of beneficial interest outstanding)	$72.64

See accompanying Notes to Financial Statements.

8    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2014 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $7,351)	$1,225,356
Affiliated companies	5,900

Total investment income	1,231,256

Expenses
Management fees	2,564,130
Distribution and service plan fees - Service shares	42,456
Transfer and shareholder servicing agent fees:
Non-Service shares	344,613
Service shares	17,003
Shareholder communications:
Non-Service shares	16,876
Service shares	844
Trustees’ compensation	16,801
Custodian fees and expenses	2,718
Other	30,031

Total expenses	3,035,472
Less waivers and reimbursements of expenses	(100,010)

Net expenses	2,935,462

Net Investment Loss	(1,704,206)

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	75,908,879
Net change in unrealized appreciation/depreciation on investments	(69,763,305)
Net Increase in Net Assets Resulting from Operations	$4,441,368

See accompanying Notes to Financial Statements.

9    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment loss	$(1,704,206)	$(1,689,339)
Net realized gain	75,908,879	122,245,177
Net change in unrealized appreciation/depreciation	(69,763,305)	79,850,119

Net increase in net assets resulting from operations	4,441,368	200,405,957

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	—	(73,101)
Service shares	—	—

	—	(73,101)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(37,328,219)	(22,913,255)
Service shares	(3,994,353)	(10,340,669)

	(41,322,572)	(33,253,924)

Net Assets
Total increase (decrease)	(36,881,204)	167,078,932
Beginning of period	761,954,600	594,875,668

End of period (including accumulated net investment loss of $1,757,369 and $53,163, respectively)	$725,073,396	$761,954,600

See accompanying Notes to Financial Statements.

10    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$74.51	$54.80	$47.06	$46.55	$36.52	$27.54
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.17)[3]	(0.16)	0.01	(0.26)	(0.11)	(0.05)
Net realized and unrealized gain	0.70	19.88	7.73	0.77	10.14	9.03
Total from investment operations	0.53	19.72	7.74	0.51	10.03	8.98
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	0.00	0.00	0.00	0.00
Net asset value, end of period	$75.04	$74.51	$54.80	$47.06	$46.55	$36.52

Total Return, at Net Asset Value[4]	0.71%	35.98%	16.45%	1.09%	27.46%	32.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$692,365	$725,406	$558,934	$543,020	$611,872	$547,683
Average net assets (in thousands)	$698,176	$618,970	$575,072	$605,083	$548,739	$478,968
Ratios to average net assets:[5]
Net investment income (loss)	(0.46)%[3]	(0.24)%	0.03%	(0.53)%	(0.29)%	(0.17)%
Total expenses[6]	0.82%	0.84%	0.85%	0.84%	0.85%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.76%	0.71%
Portfolio turnover rate	52%	84%	66%	91%	95%	102%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.09 and 0.25%, respectively, resulting from a special dividend from TransDigm Group Inc. in June 2014.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.82%
Year Ended December 31, 2013	0.84%
Year Ended December 31, 2012	0.85%
Year Ended December 30, 2011	0.84%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.86%

See accompanying Notes to Financial Statements.

11    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$72.22	$53.25	$45.84	$45.46	$35.75	$27.03
Income (loss) from investment operations:
Net investment loss[2]	(0.25)[3]	(0.30)	(0.12)	(0.37)	(0.20)	(0.13)
Net realized and unrealized gain	0.67	19.27	7.53	0.75	9.91	8.85
Total from investment operations	0.42	18.97	7.41	0.38	9.71	8.72
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$72.64	$72.22	$53.25	$45.84	$45.46	$35.75

Total Return, at Net Asset Value[4]	0.59%	35.62%	16.17%	0.83%	27.16%	32.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,708	$36,549	$35,942	$35,773	$32,669	$26,098
Average net assets (in thousands)	$34,451	$35,905	$37,842	$37,775	$27,552	$22,605
Ratios to average net assets:[5]
Net investment loss	(0.71)%[3]	(0.49)%	(0.22)%	(0.78)%	(0.53)%	(0.44)%
Total expenses[6]	1.07%	1.09%	1.10%	1.09%	1.10%	1.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.01%	0.97%
Portfolio turnover rate	52%	84%	66%	91%	95%	102%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.09 and 0.25%, respectively, resulting from a special dividend from TransDigm Group Inc. in June 2014.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.07%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.10%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.12%

See accompanying Notes to Financial Statements.

12    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2013, the Fund utilized $121,849,981 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $1,131,911. Details of the fiscal year ended December 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$50,885,832

As of June 30, 2014, it is estimated that the fund will have no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2014, it is estimated that the Fund will utilize $52,017,743 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$546,709,119

Gross unrealized appreciation	$177,782,740
Gross unrealized depreciation	(2,159,062)

Net unrealized appreciation	$175,623,678

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her

13    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange,

14    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

2. Securities Valuation (Continued)

obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

15    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$165,018,270	$—	$—	$165,018,270
Consumer Staples	31,669,592	—	—	31,669,592
Energy	41,030,496	—	—	41,030,496
Financials	46,350,395	—	—	46,350,395
Health Care	97,033,806	—	—	97,033,806
Industrials	131,858,298	—	—	131,858,298
Information Technology	124,397,564	—	—	124,397,564
Materials	40,948,172	—	—	40,948,172
Telecommunication Services	13,388,001	—	—	13,388,001
Investment Company	30,638,203	—	—	30,638,203

Total Assets	$722,332,797	$—	$—	$722,332,797

Forward currency exchanges contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class Non-Service
Sold	295,660	$22,222,141	1,267,875	$87,221,834
Dividends and/or distributions reinvested	—	—	1,176	73,101
Redeemed	(804,460)	(59,550,360)	(1,732,026)	(110,208,190)

Net decrease	(508,800)	$(37,328,219)	(462,975)	$(22,913,255)

Class Service
Sold	25,991	$1,866,972	78,939	$4,862,175
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(81,799)	(5,861,325)	(247,872)	(15,202,844)

Net decrease	(55,808)	$(3,994,353)	(168,933)	$(10,340,669)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$372,432,426	$442,357,136

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

16    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $88,397 and $4,221 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $7,392 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

17    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited / Continued

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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19    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Ronald J. Zibelli, Jr., Vice President

Justin Livengood, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2014

Oppenheimer

Capital Income Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Portfolio Managers: Krishna Memani and Magnus Krantz

Cumulative Total Returns

For the 6-Month Period Ended 6/30/14

Non-Service Shares	5.47%
Service Shares	5.41%

Average Annual Total Returns

For the Periods Ended 6/30/14

	1-Year	5-Year	10-Year
Non-Service Shares	12.98%	11.46%	3.18%
Service Shares	12.67%	11.17%	2.93%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	1.1%
Actavis plc	0.9
Chevron Corp.	0.9
Noble Energy, Inc.	0.8
Pfizer, Inc.	0.8
Mondelez International, Inc., Cl. A	0.8
JPMorgan Chase & Co.	0.8
Exelon Corp.	0.8
Citigroup, Inc.	0.7
National Oilwell Varco, Inc.	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations
Government Agency	22.1%
Non-Agency	7.3
Common Stocks	28.1
Non-Convertible Corporate Bonds and Notes	25.5
Asset-Backed Securities	9.9
Investment Company
Oppenheimer Institutional Money Market Fund	3.6
U.S. Government Obligations	3.2
Preferred Stocks	0.3
Over-the-Counter Credit Default Swaptions Purchased	—	*

*Less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of investments.

2      OPPENHEIMER CAPITAL INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 5.47% during the reporting period. On a relative basis, the Fund outperformed its Reference Index, which returned 5.06%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Barclays U.S. Aggregate Bond Index returned 3.93% and the Russell 3000 Index returned 6.94%.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

The global economy started 2014 with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country. This resulted in heightened volatility across multiple asset classes to begin the year, with U.S. high grade bonds and U.S. Treasuries delivering the strongest returns in January.

However, the U.S. released positive economic data later in the reporting period. The unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

The Eurozone also grew at a slightly faster pace, but has continued to struggle with very low inflation and weak bank lending. In response, the European Central Bank (the “ECB”) announced numerous measures this reporting period, which also bolstered the markets. Measures included a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending.

Against this backdrop, global equities and higher-yielding fixed-income securities generally rallied through the end of the reporting period and outperformed U.S. Treasuries.

EQUITY STRATEGY REVIEW

The equity strategy produced positive absolute performance during the reporting period, but underperformed the Russell 3000 Index. The underperformance was largely the result of less favorable stock selection in the financials and consumer staples sectors. The Fund outperformed the Russell 3000 Index in the health care, industrials and information technology sectors, due to stronger relative stock selection.

The equity strategy’s top contributors to performance included Actavis plc, Exelon Corp. and Apple, Inc. Actavis develops and markets branded, generic, and over-the-counter products worldwide. The stock reacted favorably after management preannounced a positive earnings surprise due mostly to revenue synergies and cost savings from the recent merger with Warner Chilcott. Free cash generation was above expectations as well, and was used to pay down debt. This reduced balance sheet leverage, thus providing financial flexibility for additional acquisitions to further the company’s growth initiatives. Later in the reporting period, management announced the acquisition of Forest Labs. This news was well received as Forest not only accelerates the revenue growth potential for Actavis, but, in our opinion, also should result in increased profitability as higher margin branded drugs become a larger percentage of the company’s business. Exelon is an energy provider and holding company for several energy businesses. Over the first half of the reporting period, natural gas prices rallied in the midst of a harsh winter. The increase in natural gas prices benefited Exelon this reporting period. Apple performed well during the second half of 2013 due to excitement surrounding the introduction of two new iPhones as well as the addition of China Mobile as a distribution partner. Apple also rallied strongly in April 2014 after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases.

The most significant detractors from the equity strategy’s performance included Ocwen Financial Corp., Pier 1 Imports, Inc. and CIT Group, Inc. Ocwen Financial’s primary business is the acquisition, servicing, and resolution of sub-and nonperforming residential and commercial mortgages. The stock declined during the reporting period due primarily to heightened regulatory scrutiny which became evident when the New York Department of Financial Services blocked the sale of a portfolio of mortgage servicing rights (MSR) from Wells Fargo to Ocwen. The latter has exhibited strong business growth, in part, due to ongoing acquisitions of MSR portfolios from large mortgage lenders. Consequently, this blocked purchase raised investor concerns about fewer opportunities for growth. Because of these rising worries, we have eliminated our position in the company. Pier 1 Imports, a specialty retailer of home furnishings and accessories, detracted from performance as result of earnings that fell short of consensus estimates – leading to falling forecasts. Revenues largely met expectations, with comparable store

3        OPPENHEIMER CAPITAL INCOME FUND/VA

sales better-than-anticipated; however, profitability was under pressure due to increased promotional activity that helped to drive store traffic – but at a cost to gross margins. The company was also negatively impacted by the severe winter weather in the U.S. over the first half of the period. We believe improved merchandising can lead to both rising same-store-sales and expanding profitability, thus we have maintained our holdings in Pier 1. CIT Group is a commercial bank holding company that offers lending, leasing, debt restructuring, equipment financing and advisory services to small- and mid-sized businesses. Shares of CIT Group declined after the company reported a drop in net income due mostly to a narrowing of net interest margin – a key measure of profitability.

FIXED-INCOME STRATEGY REVIEW

The Fund’s fixed-income strategy maintained a significant underweight position to government bonds, and instead sourced its exposure primarily through corporate bonds, mortgages and other securitized products. This positioning drove the strategy’s performance during the reporting period, as corporate bond performance versus U.S. Treasuries was strong. Given the reporting period was mostly favorable for credit markets and the low default rate environment, the Fund was well positioned given its emphasis on bonds with better than average yields. Overall, the corporate bonds in which the Fund invests continued to perform well during the reporting period. A few stand-outs were from the finance and telecommunications sectors, but overall performance was positive across corporate bond sectors. New issuance provided an opportunity to find attractive yield opportunities. Our modest exposure to high yield bonds in the form of BB corporates also contributed positively to Fund returns during the reporting period.

Among mortgages, the Fund had its largest exposure to government agency mortgage-backed securities (“MBS”), with a smaller allocation to non-agency MBS. The Fund also had positions in collateralized MBS and asset-backed securities (“ABS”). Each of these positions produced positive results this reporting period as they offered relatively attractive yields, sparking greater demand as investors resumed their search for more competitive levels of current income.

Detracting from relative performance this reporting period was the Fund’s modest exposure to U.S. Treasuries, which produced positive returns despite underperforming higher-yielding fixed-income securities.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER CAPITAL INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$1,000.00	$1,054.70	$3.42
Service shares	1,000.00	1,054.10	4.70

Hypothetical
(5% return before expenses)

Non-Service shares	1,000.00	1,021.47	3.36
Service shares	1,000.00	1,020.23	4.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

	Shares	Value

Common Stocks—33.6%

Consumer Discretionary—4.7%
Auto Components—0.4%
Delphi Automotive plc	16,870	$1,159,644

Automobiles—0.3%
General Motors Co.	20,120	730,356

Diversified Consumer Services—0.3%

LifeLock, Inc.[1]	57,000	795,720

Household Durables—0.3%

Toll Brothers, Inc.[1]	22,620	834,678

Media—1.4%

Comcast Corp., Cl. A	31,470	1,689,310

Time Warner, Inc.	15,370	1,079,742

Time, Inc.[1]	1,921	46,527

Twenty-First Century Fox, Inc., Cl. A	30,380	1,067,857

		3,883,436

Specialty Retail—1.5%

AutoZone, Inc.[1]	2,450	1,313,788

Pier 1 Imports, Inc.	40,090	617,787

Ross Stores, Inc.	15,680	1,036,918

Signet Jewelers Ltd.	10,930	1,208,749

		4,177,242

Textiles, Apparel & Luxury Goods—0.5%

PVH Corp.	11,570	1,349,062

Consumer Staples—2.2%

Food Products—1.2%

Flowers Foods, Inc.	46,655	983,487

Mondelez International, Inc., Cl. A	58,560	2,202,442

		3,185,929

Household Products—0.3%

Henkel AG & Co. KGaA	10,595	1,066,172

Tobacco—0.7%

Philip Morris International, Inc.	23,430	1,975,383

Energy—3.4%

Energy Equipment & Services—0.7%

National Oilwell Varco, Inc.	25,060	2,063,691

Oil, Gas & Consumable Fuels—2.7%

Chevron Corp.	18,630	2,432,146

Energy XXI Bermuda Ltd.	31,363	741,108

Noble Energy, Inc.	30,310	2,347,813

Plains All American Pipeline LP	14,422	866,041

Western Refining, Inc.	27,120	1,018,356

		7,405,464

Financials—5.9%

Capital Markets—0.2%

WisdomTree Investments, Inc.[1]	42,790	528,884

Commercial Banks—2.7%

BancorpSouth, Inc.	19,660	483,046

CIT Group, Inc.	33,690	1,541,654

Citigroup, Inc.	44,040	2,074,284

Huntington Bancshares, Inc.	52,190	497,893

JPMorgan Chase & Co.	37,860	2,181,493

Webster Financial Corp.	18,620	587,275

		7,365,645

Consumer Finance—0.7%

Discover Financial Services	32,651	2,023,709

	Shares	Value
Insurance—1.3%

American International Group, Inc.	24,960	$1,362,317

Fidelity National Financial, Inc., Cl. A	38,610	1,264,864

Genworth Financial, Inc., Cl. A1	54,390	946,386

		3,573,567

Real Estate Investment Trusts (REITs)—1.0%

Apollo Commercial Real Estate Finance, Inc.	58,470	964,170

Digital Realty Trust, Inc.	23,830	1,389,766

STAG Industrial, Inc.	19,950	478,999

		2,832,935

Health Care—4.9%

Biotechnology—0.7%

BioMarin Pharmaceutical, Inc.[1]	4,730	294,253

Celldex Therapeutics, Inc.[1]	15,320	250,023

Gilead Sciences, Inc.[1]	16,230	1,345,629

		1,889,905

Health Care Equipment & Supplies—0.4%

Covidien plc	7,290	657,412

DexCom, Inc.[1]	13,310	527,875

		1,185,287

Health Care Providers & Services—0.9%

Omnicare, Inc.	8,580	571,170

Team Health Holdings, Inc.[1]	8,420	420,495

Universal Health Services, Inc., Cl. B	10,140	971,006

WellCare Health Plans, Inc.[1]	6,230	465,132

		2,427,803

Pharmaceuticals—2.9%

AbbVie, Inc.	17,070	963,431

Actavis plc[1]	11,690	2,607,455

Allergan, Inc.	4,360	737,799

Bristol-Myers Squibb Co.	17,950	870,754

Pfizer, Inc.	75,695	2,246,628

Prestige Brands Holdings, Inc.[1]	15,580	528,006

		7,954,073

Industrials—3.8%

Airlines—0.2%

United Continental Holdings, Inc.[1]	16,150	663,280

Commercial Services & Supplies—0.8%

Republic Services, Inc., Cl. A	19,700	748,009

Tyco International Ltd.	31,260	1,425,456

		2,173,465

Construction & Engineering—0.4%

AECOM Technology Corp.[1]	15,730	506,506

MasTec, Inc.[1]	15,100	465,382

		971,888

Industrial Conglomerates—0.7%

General Electric Co.	72,420	1,903,198

Machinery—0.6%

Deere & Co.	11,050	1,000,577

Joy Global, Inc.	11,550	711,249

		1,711,826

Professional Services—0.4%

Robert Half International, Inc.	24,750	1,181,565

Road & Rail—0.6%

Canadian National Railway Co.	27,280	1,773,746

Trading Companies & Distributors—0.1%

NOW, Inc.[1]	6,265	226,856

6      OPPENHEIMER CAPITAL INCOME FUND/VA

	Shares	Value

Information Technology—6.0%

Communications Equipment—0.2%

Finisar Corp.[1]	31,330	$618,768

Internet Software & Services—1.6%

Facebook, Inc., Cl. A1	20,880	1,405,015

Google, Inc., Cl. A1	1,480	865,312

Google, Inc., Cl. C1	2,340	1,346,155

Web.com Group, Inc.[1]	26,740	771,984

		4,388,466

IT Services—1.0%

Amdocs Ltd.	22,910	1,061,420

MasterCard, Inc., Cl. A	13,240	972,743

Xerox Corp.	61,150	760,706

		2,794,869

Semiconductors & Semiconductor Equipment—0.9%

Applied Materials, Inc.	38,020	857,351

Cavium, Inc.[1]	11,080	550,233

Skyworks Solutions, Inc.	22,400	1,051,904

		2,459,488

Software—0.8%

Fortinet, Inc.[1]	32,620	819,740

Guidewire Software, Inc.[1]	11,170	454,172

ServiceNow, Inc.[1]	8,210	508,692

Splunk, Inc.[1]	6,590	364,625

		2,147,229

Technology Hardware, Storage & Peripherals—1.5%

Apple, Inc.	32,410	3,011,861

Western Digital Corp.	13,280	1,225,744

		4,237,605

Materials—1.3%

Construction Materials—0.4%

Vulcan Materials Co.	19,310	1,231,012

Containers & Packaging—0.4%

Packaging Corp. of America	14,210	1,015,873

Metals & Mining—0.2%

Kaiser Aluminum Corp.	6,980	508,633

Paper & Forest Products—0.3%

P.H. Glatfelter Co.	27,990	742,575

Telecommunication Services—0.6%

Diversified Telecommunication Services—0.6%

ORBCOMM, Inc.[1]	375	2,471

Verizon Communications, Inc.	31,450	1,538,849

		1,541,320

Utilities—0.8%

Electric Utilities—0.8%

Exelon Corp.	59,130	2,157,062

Total Common Stocks (Cost $77,224,303)		92,857,309

Preferred Stock—0.4%

Henkel AG & Co. KGaA, Preference (Cost $814,599)	8,650	1,000,581

	Principal Amount

Asset-Backed Securities—11.9%

Auto Loan—9.6%

American Credit Acceptance Receivables Trust:
Series 2012-2,Cl. A, 1.89%, 7/15/16[2]	$39,707	39,797
Series 2012-3,Cl. A, 1.64%, 11/15/16[2]	28,391	28,451
Series 2012-3,Cl. C, 2.78%, 9/17/18[2]	955,000	963,755
Series 2013-2,Cl. B, 2.84%, 5/15/19[2]	443,000	451,333
Series 2014-1,Cl. B, 2.39%, 11/12/19[2]	625,000	628,211
Series 2014-2,Cl. A, 0.99%, 10/10/17[2]	483,272	483,339

	Principal Amount	Value

Auto Loan (Continued)

American Credit Acceptance Receivables Trust: (Continued)
Series 2014-2,Cl. B, 2.26%, 3/10/20[2]	$160,000	$160,069

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. D, 3.38%, 4/9/18	485,000	503,792
Series 2012-4,Cl. D, 2.68%, 10/9/18	70,000	71,912
Series 2012-5,Cl. C, 1.69%, 11/8/18	165,000	166,719
Series 2012-5,Cl. D, 2.35%, 12/10/18	925,000	940,452
Series 2013-1,Cl. C, 1.57%, 1/8/19	725,000	728,261
Series 2013-1,Cl. E, 2.64%, 7/8/20[2]	75,000	76,229
Series 2013-2,Cl. E, 3.41%, 10/8/20[2]	415,000	423,936
Series 2013-4,Cl. D, 3.31%, 10/8/19	677,000	702,232
Series 2014-2,Cl. D, 2.57%, 7/8/20	225,000	226,350

California Republic Auto Receivables Trust, Series
2014-2, Cl. C, 3.29%, 3/15/21	95,000	95,154

Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	125,000	125,467
Series 2014-1,Cl. D, 3.39%, 7/22/19	140,000	143,886

CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[2]	76,017	76,266
Series 2013-2A,Cl. B, 3.15%, 8/15/19[2]	635,000	644,514
Series 2014-1A,Cl. A, 1.46%, 12/17/18[2]	164,504	164,584

CarMax Auto Owner Trust, Series 2014-2, Cl. D,
2.58%, 11/16/20	335,000	336,119

Centre Point Funding LLC, Series 2010-1A, Cl. 1,
5.43%, 7/20/16[2]	34,457	35,254

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[2]	163,854	166,290
Series 2012-C,Cl. A, 1.82%, 12/16/19[2]	57,507	58,040
Series 2014-A,Cl. A, 1.21%, 8/15/18[2]	553,607	552,842
Series 2014-B,Cl. A, 1.11%, 11/15/18[2]	290,000	290,308

Credit Acceptance Auto Loan Trust:
Series 2012-2A,Cl. B, 2.21%, 9/15/20[2]	50,000	50,678
Series 2013-1A,Cl. B, 1.83%, 4/15/21[2]	165,000	166,507
Series 2013-2A,Cl. B, 2.26%, 10/15/21[3]	310,000	314,222
Series 2014-1A,Cl. B, 2.29%, 4/15/22[2]	240,000	242,296

DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[2]	150,000	152,939
Series 2013-1A,Cl. D, 3.74%, 5/15/20[2]	200,000	204,063
Series 2013-2A,Cl. D, 4.18%, 6/15/20[2]	545,000	561,295
Series 2014-1A,Cl. D, 3.98%, 1/15/21[2]	435,000	441,356
Series 2014-2A,Cl. D, 3.68%, 4/15/21[2]	615,000	616,438

Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. B, 2.22%, 12/15/17[2]	130,000	131,575
Series 2012-2A,Cl. C, 3.06%, 7/16/18[2]	516,000	527,228
Series 2013-2A,Cl. B, 3.09%, 7/16/18[2]	940,000	963,663
Series 2013-2A,Cl. C, 4.35%, 1/15/19[2]	480,000	499,926
Series 2014-1A,Cl. B, 2.42%, 1/15/19[2]	280,000	282,501
Series 2014-1A,Cl. C, 3.57%, 7/15/19[2]	280,000	288,224
Series 2014-2A,Cl. A, 1.06%, 8/15/18[2]	135,000	135,009
Series 2014-2A,Cl. C, 3.26%, 12/16/19[2]	135,000	135,897

First Investors Auto Owner Trust:
Series 2012-1A,Cl. D, 5.65%, 4/15/18[2]	140,000	147,132
Series 2013-3A,Cl. B, 2.32%, 10/15/19[2]	465,000	470,516
Series 2013-3A,Cl. C, 2.91%, 1/15/20[2]	200,000	203,697
Series 2013-3A,Cl. D, 3.67%, 5/15/20[2]	165,000	169,391
Series 2014-1A,Cl. D, 3.28%, 4/15/21[2]	270,000	272,415

Flagship Credit Auto Trust, Series 2014-1, Cl. A,
1.21%, 4/15/19[2]	249,592	249,664

Ford Credit Auto Owner Trust, Series 2013-A, Cl. D,
1.86%, 8/15/19	195,000	194,233

Ford Credit Floorplan Master Owner Trust A,
Series 2012-2, Cl. C, 2.86%, 1/15/19	215,000	222,974

GM Financial Automobile Leasing Trust,
Series 2014-1A, Cl. D, 2.51%, 3/20/19[2]	470,000	471,628

Prestige Auto Receivables Trust, Series 2011-1A,
Cl. D, 5.18%, 7/16/18[2]	300,000	305,035

Santander Drive Auto Receivables Trust:
Series 2012-2,Cl. D, 3.87%, 2/15/18	375,000	390,545
Series 2012-4,Cl. D, 3.50%, 6/15/18	495,000	514,564
Series 2012-5,Cl. D, 3.30%, 9/17/18	540,000	561,821

7      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Auto Loan (Continued)

Santander Drive Auto Receivables Trust: (Continued)
Series 2012-6,Cl. D, 2.52%, 9/17/18	$235,000	$240,528
Series 2012-AA,Cl. D, 2.46%, 12/17/18[2]	945,000	961,343
Series 2013-1,Cl. C, 1.76%, 1/15/19	295,000	297,799
Series 2013-1,Cl. D, 2.27%, 1/15/19	155,000	157,149
Series 2013-2,Cl. D, 2.57%, 3/15/19	715,000	731,519
Series 2013-3,Cl. C, 1.81%, 4/15/19	950,000	956,403
Series 2013-3,Cl. D, 2.42%, 4/15/19	245,000	249,033
Series 2013-4,Cl. D, 3.92%, 1/15/20	130,000	137,696
Series 2013-5,Cl. C, 2.25%, 6/17/19	715,000	722,142
Series 2013-A,Cl. C, 3.12%, 10/15/19[2]	315,000	325,380
Series 2014-1,Cl. D, 2.91%, 4/15/20	265,000	271,053

SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[2]	395,000	401,367
Series 2013-1A,Cl. C, 3.07%, 8/15/18[2]	100,000	102,192
Series 2014-1A,Cl. A, 1.03%, 9/17/18[2]	213,752	213,836
Series 2014-1A,Cl. D, 2.88%, 1/15/20[2]	165,000	165,865

United Auto Credit Securitization Trust:
Series 2012-1,Cl. C, 2.52%, 3/15/16[2]	120,000	120,608
Series 2012-1,Cl. D, 3.12%, 3/15/18[2]	605,000	609,266
Series 2013-1,Cl. B, 1.74%, 4/15/16[2]	265,000	266,084
Series 2013-1,Cl. C, 2.22%, 12/15/17[2]	170,000	171,187
Series 2013-1,Cl. D, 2.90%, 12/15/17[2]	30,000	30,280

Westlake Automobile Receivables Trust,
Series 2014-1A, Cl. D, 2.20%, 2/15/21[2]	180,000	179,917

		26,481,641

Credit Card—1.4%

Capital One Multi-Asset Execution Trust:
Series 2006-A11,Cl. A11, 0.242%, 6/17/19[4]	665,000	663,092
Series 2006-A3,Cl. A3, 5.05%, 12/17/18	715,000	766,125

Chase Issuance Trust, Series 2012-A3, Cl. A3, 0.79%,
6/15/17	650,000	652,518

Citibank Credit Card Issuance Trust:
Series 2013-A11,Cl. A11, 0.391%, 2/7/18[4]	400,000	400,451
Series 2013-A6,Cl. A6, 1.32%, 9/7/18	680,000	686,842

GE Capital Credit Card Master Note Trust:
Series 2010-1,Cl. A, 3.69%, 3/15/18	355,000	362,935
Series 2012-1,Cl. A, 1.03%, 1/15/18	370,000	371,143

		3,903,106

Equipment—0.2%

CLI Funding V LLC, Series 2014-1A, Cl. A, 3.29%,
6/18/29[2]	375,000	377,235

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	64,695	64,486

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1,
2.863%, 4/15/44[2]	114,296	115,131

		556,852

Home Equity Loan—0.7%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1,
2.299%, 4/19/44[2]	365,759	365,735

New Residential Advance Receivables Trust:
Series 2014-T1,Cl. A1, 1.274%, 3/15/45[2]	490,000	490,633
Series 2014-T1,Cl. B1, 1.671%, 3/15/45[2]	420,000	420,333

TAL Advantage LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[2]	449,500	457,218
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[2]	151,703	151,877

		1,885,796

Total Asset-Backed Securities (Cost $32,513,223)		32,827,395

Mortgage-Backed Obligations—35.3%

Government Agency—26.5%

FHLMC/FNMA/FHLB/Sponsored—26.4%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	58,345	61,901
5.00%, 12/1/34	4,349	4,830
5.50%, 9/1/39	703,508	793,086
6.50%, 4/1/18-4/1/34	51,780	57,402
7.00%, 10/1/31-10/1/37	260,163	291,933

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
8.00%, 4/1/16	$7,831	$8,043
9.00%, 8/1/22-5/1/25	6,482	7,125

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 13.814%, 4/1/27[5]	113,883	21,227
Series 192,Cl. IO, 8.098%, 2/1/28[5]	31,347	6,918
Series 243,Cl. 6, 0.00%, 12/15/32[5],[6]	94,959	19,098

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.007%, 6/1/26[7]	34,583	33,035

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	90,401	95,501
Series 2427,Cl. ZM, 6.50%, 3/15/32	177,048	200,169
Series 2461,Cl. PZ, 6.50%, 6/15/32	86,041	96,944
Series 2500,Cl. FD, 0.652%, 3/15/32[4]	13,366	13,513
Series 2526,Cl. FE, 0.552%, 6/15/29[4]	16,445	16,569
Series 2551,Cl. FD, 0.552%, 1/15/33[4]	10,181	10,247
Series 2626,Cl. TB, 5.00%, 6/15/33	215,967	234,522
Series 2635,Cl. AG, 3.50%, 5/15/32	67,746	71,014
Series 2707,Cl. QE, 4.50%, 11/15/18	545,714	578,981
Series 2770,Cl. TW, 4.50%, 3/15/19	23,638	25,175
Series 3025,Cl. SJ, 24.194%, 8/15/35[4]	31,467	47,129
Series 3030,Cl. FL, 0.552%, 9/15/35[4]	153,940	154,353
Series 3741,Cl. PA, 2.15%, 2/15/35	494,702	506,246
Series 3815,Cl. BD, 3.00%, 10/15/20	22,218	22,883
Series 3822,Cl. JA, 5.00%, 6/15/40	163,279	174,642
Series 3840,Cl. CA, 2.00%, 9/15/18	16,397	16,690
Series 3848,Cl. WL, 4.00%, 4/15/40	256,341	265,480
Series 3857,Cl. GL, 3.00%, 5/15/40	14,315	14,703
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,285,824	1,289,122

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 52.104%, 3/15/29[5]	110,626	27,421
Series 2796,Cl. SD, 53.848%, 7/15/26[5]	151,262	34,587
Series 2920,Cl. S, 54.426%, 1/15/35[5]	736,717	131,151
Series 2922,Cl. SE, 6.844%, 2/15/35[5]	43,677	7,880
Series 3201,Cl. SG, 4.659%, 8/15/36[5]	120,692	20,880
Series 3397,Cl. GS, 14.721%, 12/15/37[5]	49,076	9,106
Series 3424,Cl. EI, 8.548%, 4/15/38[5]	38,867	5,437
Series 3450,Cl. BI, 11.522%, 5/15/38[5]	140,064	20,734
Series 3606,Cl. SN, 3.74%, 12/15/39[5]	76,042	10,736

Federal National Mortgage Assn.:
2.50%, 6/18/27[8]	2,885,000	2,931,430
3.00%, 7/1/27[8]	2,030,000	2,109,297
3.50%, 7/17/27[8]	2,800,000	2,968,438
4.00%, 7/1/28-7/1/41[8]	20,895,000	22,182,117
4.50%, 7/1/22-7/1/39[8]	10,419,000	11,275,842
5.00%, 7/1/37[8]	13,975,000	15,520,989
6.00%, 7/1/37[8]	425,000	478,789

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	595,171	631,842
5.00%, 3/1/21	28,193	29,925
5.50%, 9/1/20	5,062	5,495
6.00%, 11/1/17-3/1/37	352,955	395,831
6.50%, 5/1/17-10/1/19	81,254	85,456
7.00%, 11/1/17-10/1/35	30,657	33,216
7.50%, 1/1/33	106,019	125,138
8.50%, 7/1/32	6,276	7,227

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 19.638%, 6/1/23[5]	244,619	49,345
Series 233,Cl. 2, 50.419%, 8/1/23[5]	178,348	42,912
Series 252,Cl. 2, 40.782%, 11/1/23[5]	234,205	47,389
Series 319,Cl. 2, 0.00%, 2/1/32[5],[6]	51,655	10,718
Series 320,Cl. 2, 7.126%, 4/1/32[5]	16,239	3,705
Series 321,Cl. 2, 0.00%, 4/1/32[5,6]	179,388	37,706
Series 331,Cl. 9, 5.415%, 2/1/33[5]	196,063	47,915
Series 334,Cl. 17, 12.469%, 2/1/33[5]	117,130	27,225
Series 339,Cl. 12, 0.00%, 6/25/33[5,6]	167,756	33,631
Series 339,Cl. 7, 0.00%, 11/25/33[5,6]	484,637	97,136
Series 343,Cl. 13, 0.00%, 9/1/33[5,6]	162,470	29,790

8      OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 345,Cl. 9, 0.00%, 1/1/34[5,6]	$146,593	$31,141
Series 351,Cl. 10, 0.00%, 4/1/34[5,6]	22,500	4,213
Series 351,Cl. 8, 0.00%, 4/1/34[5,6]	74,321	13,821
Series 356,Cl. 10, 0.00%, 6/1/35[5,6]	54,021	10,004
Series 356,Cl. 12, 0.00%, 2/1/35[5,6]	28,902	5,381
Series 362,Cl. 13, 0.00%, 8/1/35[5,6]	195,873	35,597
Series 364,Cl. 16, 0.00%, 9/1/35[5,6]	137,775	25,606

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	81,220	89,896
Series 2003-130,Cl. CS, 13.796%, 12/25/33[4]	20,423	23,802
Series 2003-28,Cl. KG, 5.50%, 4/25/23	368,726	402,594
Series 2003-84,Cl. GE, 4.50%, 9/25/18	35,089	36,947
Series 2004-101,Cl. BG, 5.00%, 1/25/20	290,298	302,367
Series 2004-25,Cl. PC, 5.50%, 1/25/34	288,541	307,730
Series 2005-104,Cl. MC, 5.50%, 12/25/25	398,259	438,691
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	283,685
Series 2005-73,Cl. DF, 0.402%, 8/25/35[4]	393,705	394,283
Series 2006-11,Cl. PS, 24.009%, 3/25/36[4]	115,990	178,823
Series 2006-46,Cl. SW, 23.642%, 6/25/36[4]	85,413	120,260
Series 2006-50,Cl. KS, 23.643%, 6/25/36[4]	19,124	29,340
Series 2008-14,Cl. BA, 4.25%, 3/25/23	154,800	162,523
Series 2008-75,Cl. DB, 4.50%, 9/25/23	133,183	140,435
Series 2009-113,Cl. DB, 3.00%, 12/25/20	468,857	483,163
Series 2009-36,Cl. FA, 1.092%, 6/25/37[4]	148,383	151,604
Series 2009-37,Cl. HA, 4.00%, 4/25/19	141,549	147,746
Series 2009-70,Cl. NT, 4.00%, 8/25/19	15,592	16,274
Series 2009-70,Cl. TL, 4.00%, 8/25/19	1,521,485	1,588,003
Series 2010-43,Cl. KG, 3.00%, 1/25/21	218,080	226,061
Series 2011-15,Cl. DA, 4.00%, 3/25/41	72,536	76,140
Series 2011-3,Cl. EL, 3.00%, 5/25/20	791,122	815,328
Series 2011-3,Cl. KA, 5.00%, 4/25/40	272,012	294,429
Series 2011-38,Cl. AH, 2.75%, 5/25/20	18,040	18,572
Series 2011-82,Cl. AD, 4.00%, 8/25/26	469,128	491,974

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 27.451%, 11/25/31[5]	189,687	40,810
Series 2001-81,Cl. S, 24.292%, 1/25/32[5]	49,342	12,974
Series 2002-47,Cl. NS, 30.021%, 4/25/32[5]	136,266	30,393
Series 2002-51,Cl. S, 30.214%, 8/25/32[5]	125,125	27,908
Series 2002-52,Cl. SD, 34.767%, 9/25/32[5]	174,421	47,480
Series 2002-77,Cl. SH, 34.87%, 12/18/32[5]	77,102	17,058
Series 2002-84,Cl. SA, 33.689%, 12/25/32[5]	190,171	48,586
Series 2002-9,Cl. MS, 25.126%, 3/25/32[5]	54,108	10,936
Series 2003-33,Cl. SP, 28.112%, 5/25/33[5]	207,725	41,633
Series 2003-4,Cl. S, 29.773%, 2/25/33[5]	118,434	31,029
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,6]	435,074	62,331
Series 2004-54,Cl. DS, 38.925%, 11/25/30[5]	141,896	26,859
Series 2004-56,Cl. SE, 10.798%, 10/25/33[5]	39,810	7,220
Series 2005-12,Cl. SC, 9.023%, 3/25/35[5]	21,886	4,635
Series 2005-14,Cl. SE, 36.859%, 3/25/35[5]	70,106	10,934
Series 2005-40,Cl. SA, 48.516%, 5/25/35[5]	377,880	78,769
Series 2005-52,Cl. JH, 1.85%, 5/25/35[5]	897,179	141,805
Series 2005-93,Cl. SI, 16.734%, 10/25/35[5]	95,990	15,433
Series 2007-88,Cl. XI, 34.68%, 6/25/37[5]	245,793	32,528
Series 2008-55,Cl. SA, 16.593%, 7/25/38[5]	142,328	19,982
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,6]	56,568	4,252
Series 2012-40,Cl. PI, 1.527%, 4/25/41[5]	410,231	69,755

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 4.861%, 9/25/23[7]	89,406	86,522

		72,831,182

GNMA/Guaranteed—0.1%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	59,982	65,601
7.50%, 1/15/23-6/15/24	44,237	48,083
8.00%, 5/15/17-4/15/23	31,926	35,046

	Principal Amount	Value

GNMA/Guaranteed (Continued)

Government National Mortgage Assn. I Pool: (Continued)
8.50%, 8/15/17-12/15/17	$7,588	$8,089

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 61.323%, 2/16/32[5]	231,319	42,383
Series 2002-76,Cl. SY, 63.582%, 12/16/26[5]	501,433	110,649
Series 2007-17,Cl. AI, 13.767%, 4/16/37[5]	515,785	95,266
Series 2011-52,Cl. HS, 9.557%, 4/16/41[5]	254,235	49,881

		454,998

Non-Agency—8.8%

Commercial—7.5%

Banc of America Commercial Mortgage Trust:
Series 2006-5,Cl. AM, 5.448%, 9/10/47	85,000	91,499
Series 2006-6,Cl. AM, 5.39%, 10/10/45	830,000	896,891

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.20%, 9/26/35[2,4]	359,628	369,836

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Cl. A1, 2.41%, 10/25/35[4]	1,104,185	1,096,919

Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-T24, Cl. AM, 5.568%, 10/12/41[4]	365,000	396,986

CD Commercial Mortgage Trust, Series 2006-CD2,
Cl. AM, 5.527%, 1/15/46[4]	515,000	547,096

Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.341%, 12/10/49[4]	105,000	117,994
Series 2013-GC11,Cl. D, 4.606%, 4/10/46[2,4]	185,000	173,899

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1,
Cl. 1A1, 2.50%, 10/25/35[4]	757,292	745,806

COMM Mortgage Trust:
Series 2006-C7,Cl. AM, 5.97%, 6/10/46[4]	855,000	920,263
Series 2012-CR4,Cl. D, 4.729%, 10/15/45[2],[4]	185,000	180,709
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[2,4]	225,000	215,811
Series 2013-CR7,Cl. D, 4.496%, 3/10/46[2,4]	200,000	187,022

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1,Cl. XPA, 0.00%, 7/10/46[2,5,6]	2,525,983	80,152
Series 2012-CR5,Cl. XA, 0.00%, 12/10/45[5,6]	439,257	44,632

Credit Suisse Commercial Mortgage Trust:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	239,847	192,854
Series 2006-C1,Cl. AJ, 5.643%, 2/15/39[4]	208,000	220,889

Credit Suisse First Boston Commercial Trust, Series
2005-C6, Cl. AJ, 5.23%, 12/15/40[4]	275,000	287,778

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.619%, 9/26/36[2,4]	196,159	198,357

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E,
5.73%, 11/10/46[2,4]	50,000	54,322

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	194,422	192,678
Series 2005-FA8,Cl. 1A6, 0.802%, 11/25/35[4]	182,613	141,329

FREMF Mortgage Trust:
Series 2011-K702,Cl. B, 4.936%, 4/25/44[2,4]	275,000	299,093
Series 2012-K501,Cl. C, 3.609%, 11/25/46[2,4]	50,000	51,373
Series 2013-K25,Cl. C, 3.618%, 11/25/45[2,4]	60,000	59,101
Series 2013-K26,Cl. C, 3.723%, 12/25/45[2,4]	40,000	39,302
Series 2013-K27,Cl. C, 3.616%, 1/25/46[2,4]	110,000	107,052
Series 2013-K28,Cl. C, 3.614%, 6/25/46[2,4]	110,000	106,836
Series 2013-K502,Cl. C, 3.31%, 3/25/45[2,4]	220,000	223,707
Series 2013-K712,Cl. C, 3.483%, 5/25/45[2,4]	70,000	70,283
Series 2013-K713,Cl. C, 3.274%, 4/25/46[2,4]	145,000	143,538
Series 2014-K715,Cl. C, 4.265%, 2/25/46[2,4]	35,000	36,231

GCCFC Commercial Mortgage Trust:
Series 2006-GG7,Cl. AM, 6.015%, 7/10/38[4]	230,000	249,736
Series 2007-GG11,Cl. AM, 5.867%, 12/10/49[4]	500,000	553,463
Series 2007-GG9,Cl. AM, 5.475%, 3/10/39	615,000	663,475

GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Cl. AJ, 5.489%, 11/10/45[4]	180,000	183,738

GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[4]	200,000	213,392

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,4]	487,883	460,653

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.211%, 7/25/35[4]	64,717	65,165

9      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	$470,000	$483,471
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[4]	450,000	480,637
Series 2012-LC9,Cl. E, 4.573%, 12/15/47[2,4]	225,000	219,415

JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	223,842	206,105

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.619%, 9/26/36[2,4]	728,644	731,207
Series 2009-5,Cl. 1A2, 2.612%, 7/26/36[2,4]	254,004	216,731

LB-UBS Commercial Mortgage Trust, Series 2006-C4,
Cl. AM, 6.049%, 6/15/38[4]	225,000	244,396

MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Cl. 2A2, 2.642%, 4/21/34[4]	96,981	99,648

Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[4]	500,000	542,707

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.818%, 11/15/45[2,4]	95,000	93,128
Series 2013-C7,Cl. D, 4.442%, 2/15/46[2,4]	115,000	108,205
Series 2013-C8,Cl. D, 4.311%, 12/15/48[2,4]	80,000	74,784

Morgan Stanley Capital I Trust:
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	470,000	512,740
Series 2007-IQ15,Cl. AM, 6.105%, 6/11/49[4]	345,000	380,829

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.049%, 11/26/36[3,4]	257,384	157,601

Morgan Stanley Resecuritization Trust,
Series 2013-R9, Cl. 3A, 2.395%, 6/26/46[2,4]	754,376	761,952

Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10,Cl. 2A, 2.387%, 8/25/34[4]	444,432	440,860
Series 2007-6,Cl. 3A1, 4.807%, 7/25/37[4]	213,129	168,040

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.048%, 5/10/63[2,4]	45,000	42,885

Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Cl. AJ, 5.224%, 3/15/42[4]	205,000	210,485

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.376%, 12/25/35[4]	188,849	183,773

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.61%, 2/25/35[4]	44,041	44,498
Series 2005-AR10,Cl. 1A1, 2.614%, 6/25/35[4]	805,627	824,014
Series 2005-AR15,Cl. 1A6, 2.606%, 9/25/35[4]	588,178	557,837
Series 2006-AR7,Cl. 2A4, 2.613%, 5/25/36[4]	275,546	258,319
Series 2006-AR8,Cl. 2A4, 2.622%, 4/25/36[4]	217,201	213,603
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	162,548	168,872
Series 2007-AR8,Cl. A1, 6.118%, 11/25/37[4]	591,200	549,461

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.608%, 12/15/45[2,4]	50,000	48,506
Series 2012-C7,Cl. E, 5.002%, 6/15/45[2,4]	80,000	80,166
Series 2012-C8,Cl. E, 5.04%, 8/15/45[2,4]	95,000	96,253
Series 2013-C11,Cl. D, 4.322%, 3/15/45[2,4]	49,000	46,857
Series 2013-C15,Cl. D, 4.634%, 8/15/46[2,4]	225,000	214,661

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series
2011-C3, Cl. XA, 0%, 3/15/44[2,5,6]	3,900,298	240,600

		20,583,106

Multi-Family—0.1%

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3,
Cl. 1A2A, 5.359%, 6/25/36[4]	120,138	112,073

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.613%, 3/25/36[4]	54,829	55,074

		167,147

Residential—1.2%

Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 6.015%, 2/10/51[4]	820,000	918,987

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	130,286	118,140
Series 2007-C,Cl. 1A4, 5.354%, 5/20/36[4]	50,967	49,877

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.645%, 6/25/34[4]	142,343	142,898

	Principal Amount	Value

Residential (Continued)

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.262%, 7/25/36[4]	$103,127	$100,867

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[4]	885,000	935,098

Countrywide Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	533,632	462,550

Countrywide Home Loans:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	158,941	151,173
Series 2006-6,Cl. A3, 6.00%, 4/25/36	80,391	78,196

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	62,664	60,478

RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	49,995	50,826
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	16,907	13,514

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.422%, 10/25/33[4]	198,893	202,118

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.684%, 10/25/36[4]	115,736	113,802

		3,398,524

Total Mortgage-Backed Obligations
(Cost $96,252,045)		97,434,957

U.S. Government Obligations—3.9%

Federal Home Loan Mortgage Corp. Nts., 5.50%, 7/18/16	65,000	71,641

United States Treasury Nts.:
0.625%, 5/31/17	1,485,000	1,475,080
0.75%, 6/30/17	7,575,000	7,544,526
0.875%, 6/15/17	1,030,000	1,030,281
1.625%, 4/30/19	552,000	552,971

Total U.S. Government Obligations
(Cost $10,655,416)		10,674,499

Non-Convertible Corporate Bonds and Notes—30.6%

Consumer Discretionary—5.0%

Auto Components—0.5%

Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	439,000	475,766

Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	238,000	238,718

TRW Automotive, Inc.:
4.50% Sr. Unsec. Nts., 3/1/21[2]	290,000	306,675
7.25% Sr. Unsec. Nts., 3/15/17[2]	389,000	444,433

		1,465,592

Automobiles—1.3%

Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	463,000	466,859
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	271,000	411,660

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	1,062,000	1,248,167

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[2]	437,000	502,550

Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[2]	468,000	469,997

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	341,000	357,204

		3,456,437

Hotels, Restaurants & Leisure—0.5%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	151,000	151,119

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	465,000	467,910

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	77,000	81,189

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	164,000	195,172

10      OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	$396,000	$439,749

		1,335,139

Household Durables—0.4%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	416,000	442,520

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	430,000	443,975

Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	123,000	123,143

		1,009,638

Media—1.5%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	183,000	222,224

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	205,000	298,302

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	433,000	449,906

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	275,000	289,382

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	401,000	436,087

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	77,000	84,601
9.15% Debs., 2/1/23	38,000	52,700

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	226,000	233,535

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	441,000	445,961

Numericable Group SA, 4.875% Sr. Sec. Nts., 5/15/19[2]	448,000	460,320

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	101,000	106,317

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	450,000	439,013

Time Warner, Inc., 4.875% Sr. Unsec. Nts., 3/15/20	312,000	349,947

WPP Finance 2010, 4.75% Sr. Unsec. Nts., 11/21/21	315,000	346,041

		4,214,336

Multiline Retail—0.3%

Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	498,000	533,372

Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	414,000	414,814

		948,186

Specialty Retail—0.2%

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	182,383

L Brands, Inc., 7% Sr. Unsec. Nts., 5/1/20	51,000	58,841

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	228,000	232,004

		473,228

Textiles, Apparel & Luxury Goods—0.3%

Levi Strauss & Co., 7.625% Sr. Unsec. Nts., 5/15/20	411,000	444,394

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	472,000	467,280

		911,674

Consumer Staples—1.6%

Beverages—0.6%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	386,000	591,713

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	472,000	470,820

Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[2]	270,000	272,937

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	235,000	254,483

		1,589,953

Food & Staples Retailing—0.2%

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	251,000	268,238

Kroger Co., 6.40% Sr. Unsec. Nts., 8/15/17	258,000	295,737

	Principal Amount	Value

Food & Staples Retailing (Continued)

Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	$98,000	$98,578

		662,553

Food Products—0.5%

Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	381,000	396,925
8.50% Sr. Unsec. Nts., 6/15/19	320,000	402,485

Tyson Foods, Inc., 6.60% Sr. Unsec. Nts., 4/1/16	402,000	440,493

		1,239,903

Tobacco—0.3%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	261,000	443,289

Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	243,000	240,311

Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	232,000	266,495

		950,095

Energy—3.6%

Energy Equipment & Services—0.6%

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	119,000	129,771

Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	348,000	355,423
4.625% Sr. Unsec. Nts., 9/15/21	237,000	256,996
5.00% Sr. Unsec. Nts., 9/15/20	138,000	155,021

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	179,000	191,956

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	353,000	401,119

		1,490,286

Oil, Gas & Consumable Fuels—3.0%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	186,000	234,993

Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[2]	210,000	242,844

Chesapeake Energy Corp., 6.625% Sr. Unsec. Nts., 8/15/20	389,000	449,295

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	342,000	349,695

CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	164,000	152,498

CNOOC Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	356,000	357,159

Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	509,000	544,395

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[2]	342,000	357,674

DCP Midstream Operating LP, 3.875% Sr. Unsec. Nts., 3/15/23	504,000	510,931

El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	181,000	189,192

Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	209,000	213,428

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	356,000	361,414
4.40% Sr. Unsec. Nts., 4/1/24	221,000	232,232

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	468,000	486,097
5.45% Sr. Unsec. Nts., 10/14/21[2]	295,000	329,099

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	83,000	94,523

Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	435,000	471,975

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	291,000	294,565

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	255,000	270,575

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	277,000	302,836
4.75% Sr. Unsec. Nts., 3/15/24	229,000	248,440

Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	470,000	493,500

11      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	$465,000	$510,338

Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	228,000	242,167

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	372,000	406,482

		8,346,347

Financials—9.4%

Capital Markets—2.1%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	368,000	370,894

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[2]	458,000	473,409

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[2]	243,000	270,353

Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	499,000	509,090
4.80% Sr. Unsec. Nts., 7/8/44[8]	75,000	74,634
5.70% Jr. Sub. Perpetual Bonds, Series L4,9	448,000	465,106

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	401,000	420,635

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	716,000	822,750

Morgan Stanley, 5% Sub. Nts., 11/24/25	847,000	905,976

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	452,000	459,584

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	299,264

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[4,9]	826,000	882,787

		5,954,482

Commercial Banks—3.6%

Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	276,000	284,773

Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	424,000	582,732
8.00% Jr. Sub. Perpetual Bonds, Series K4,9	390,000	433,722
5.125% Jr. Sub. Perpetual Bonds, Series V4,9	83,000	82,926

Barclays Bank plc:
3.75% Sr. Unsec. Nts., 5/15/24	357,000	359,682
5.14% Sub. Nts., 10/14/20	460,000	504,428

Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	405,000	505,187
5.95% Jr. Sub. Perpetual Bonds, Series D4,9	465,000	470,231

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[2]	458,000	557,667

Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[2,4,9]	736,000	783,380

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	1,120,000	1,169,000

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds[4,9]	399,000	431,419

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[2]	382,000	448,888

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[2,4,9]	400,000	449,000

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[3,4,9]	751,000	792,305

Regions Bank, 7.50% Sub. Nts., 5/15/18	150,000	178,513

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U4,9	500,000	535,000

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,4,9]	440,000	471,900

SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	460,000	482,428

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S4,9	449,000	476,501

		9,999,682

Consumer Finance—0.2%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	455,000	484,006

	Principal Amount	Value

Diversified Financial Services—0.6%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	$365,000	$359,533

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	652,000	693,470

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	495,000	506,138

		1,559,141

Insurance—2.0%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[2]	347,000	364,604

Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	419,000	454,330

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	368,000	381,542

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	374,000	394,860

Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	733,000	784,346

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[2]	543,000	563,547

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[4]	811,000	824,179

Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	64,000	64,116

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[4]	331,000	338,861

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,4,9]	780,000	836,550

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[3,4]	437,000	469,775

		5,476,710

Real Estate—0.1%

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	178,119

Real Estate Investment Trusts (REITs)—0.8%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	285,000	317,935
5.90% Sr. Unsec. Nts., 11/1/21	233,000	269,048

ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2% Sr. Unsec. Nts., 2/6/17[2]	454,000	455,317

CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	255,000	256,328

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	457,000	455,857

Hospitality Properties Trust:
4.65% Sr. Unsec. Nts., 3/15/24	225,000	236,094
5.125% Sr. Unsec. Nts., 2/15/15	262,000	263,320

		2,253,899

Health Care—1.6%

Biotechnology—0.1%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	263,000	310,550

Health Care Equipment & Supplies—0.6%

Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	465,000	483,857

CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	453,000	452,911
3.875% Sr. Unsec. Nts., 5/15/24	221,000	223,603

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	440,344

		1,600,715

Health Care Providers & Services—0.3%

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[2]	350,000	360,500

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	422,000	468,420

		828,920

12      OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value

Life Sciences Tools & Services—0.1%

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	$144,000	$150,800
5.30% Sr. Unsec. Nts., 2/1/44	165,000	183,529

		334,329

Pharmaceuticals—0.5%

Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17[2]	287,000	286,614

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	441,000	483,232

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	468,000	468,000

Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	158,000	158,474

		1,396,320

Industrials—2.8%

Aerospace & Defense—0.6%

B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	444,000	485,625

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	402,000	441,195

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	118,000	118,294
3.95% Sr. Unsec. Nts., 5/28/24	214,000	215,949

Textron, Inc.:
4.30% Sr. Unsec. Nts., 3/1/24	230,000	238,501
6.20% Sr. Unsec. Nts., 3/15/15	34,000	35,392

		1,534,956

Building Products—0.2%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	505,000	519,191

Commercial Services & Supplies—0.4%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	468,000	484,965

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	575,000	595,560

		1,080,525

Electrical Equipment—0.1%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	349,000	348,127

Industrial Conglomerates—0.3%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B4,9	682,000	759,987

Machinery—0.3%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	234,000	246,498

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	410,000	431,892

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	172,000	187,262

		865,652

Professional Services—0.2%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr.
Unsec. Nts., 10/1/20	470,000	475,875

Road & Rail—0.4%

ERAC USA Finance LLC, 2.35% Sr. Unsec. Nts., 10/15/19[2]	79,000	78,884

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	372,000	352,507

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	446,000	458,616
4.25% Sr. Unsec. Nts., 1/17/23[2]	250,000	259,091

		1,149,098

Trading Companies & Distributors—0.3%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	456,000	467,400

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	437,000	482,339

		949,739

	Principal Amount	Value

Information Technology—1.4%

Communications Equipment—0.1%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	$248,000	$240,258

Electronic Equipment, Instruments, & Components—0.4%

Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	79,000	80,222

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	572,726

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	586,163

		1,239,111

IT Services—0.4%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	351,000	350,779
3.50% Sr. Unsec. Nts., 4/15/23	244,000	240,392

Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	449,000	459,399

		1,050,570

Software—0.1%

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24[8]	322,000	321,269

Technology Hardware, Storage & Peripherals—0.4%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	248,000	251,860

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	443,000	457,478

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[2]	410,000	420,250

		1,129,588

Materials—2.2%

Chemicals—0.4%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	262,000	261,577

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	144,000	158,028

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	450,000	469,125

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	349,000	339,859

		1,228,589

Construction Materials—0.2%

CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	440,000	461,436

Containers & Packaging—0.5%

Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	184,000	197,800

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	358,000	383,958

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	729,000	750,984

		1,332,742

Metals & Mining—1.0%

Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	282,000	311,662

Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	220,000	219,141

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	163,743

Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	464,000	465,896
3.875% Sr. Unsec. Nts., 3/15/23	250,000	249,564
5.45% Sr. Unsec. Nts., 3/15/43	157,000	163,212

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	342,000	355,796
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	391,000	415,323

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	339,000	350,865

Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	125,000	117,728

		2,812,930

13      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	$183,000	$183,973

Telecommunication Services—1.7%

Diversified Telecommunication Services—1.5%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	297,000	282,171

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	313,000	499,215

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	405,000	479,925

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	277,000	320,627

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	450,000	574,947

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	455,000	485,144

Verizon Communications, Inc.:
4.50% Sr. Unsec. Nts., 9/15/20	1,050,000	1,156,360
6.40% Sr. Unsec. Nts., 2/15/38	223,000	272,853

		4,071,242

Wireless Telecommunication Services—0.2%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	361,000	342,487

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	142,000	135,718
6.25% Sr. Unsec. Nts., 11/30/32	150,000	184,411

		662,616

Utilities—1.3%

Electric Utilities—0.8%

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	257,000	268,669

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	390,000	389,239
5.30% Sr. Unsec. Nts., 7/1/43	93,000	102,634

	Principal Amount	Value

Electric Utilities (Continued)

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[2]	$237,000	$253,860

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	97,568

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	223,000	226,935

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	590,000	664,336

		2,003,241

Independent Power and Renewable Electricity Producers—0.1%

Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[2]	329,000	334,724

Multi-Utilities—0.4%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	386,000	431,343

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	240,000	249,750
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	172,000	195,717

PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	290,000	292,895

		1,169,705

Total Non-Convertible Corporate Bonds and Notes (Cost $80,856,181)		84,395,384

Shares

Investment Company—4.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[10,11] (Cost $11,967,607)	11,967,607	11,967,607

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional (000’s)

Over-the-Counter Credit Default Swaptions Purchased—0.0%

Credit Default Swap maturing 6/20/19 Call[1]	JPM	Buy	CDX.NA.IG. 22	1.000%	12/17/14	USD	15,449	20,778

Credit Default Swap maturing 6/20/19 Call[1]	JPM	Buy	CDX.NA.IG. 22	1.000	10/15/14	USD	16,188	9,928

Credit Default Swap maturing 6/20/19 Call[1]	DEU	Buy	CDX.NA.IG. 22	1.000	10/15/14	USD	16,335	10,018

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $91,069)								40,724

Total Investments, at Value (Cost $310,374,443)							120.0%	331,198,456

Net Other Assets (Liabilities)							(20.0)	(55,132,393)

Net Assets							100.0%	$276,066,063

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $42,260,833 or 15.31% of the Fund’s net assets as of June 30, 2014.

3. Restricted security. The aggregate value of restricted securities as of June 30, 2014 was $1,733,903, which represents 0.63% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation

Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	$309,913	$314,222	$4,309
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.049%, 11/26/36	10/24/13-6/1/14	131,731	157,601	25,870
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	764,244	792,305	28,061
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	460,288	469,775	9,487

		$1,666,176	$1,733,903	$67,727

14      OPPENHEIMER CAPITAL INCOME FUND/VA

Footnotes to Statement of Investments (Continued)

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,315,283 or 0.84% of the Fund’s net assets as of June 30, 2014.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $119,557 or 0.04% of the Fund’s net assets as of June 30, 2014.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See Note 1 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	19,917,607	—	7,950,000	11,967,607

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$11,967,607	$7,830

11. Rate shown is the 7-day yield as of June 30, 2014.

Futures Contracts as of June 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	9/19/14	44	$6,036,250	$79,664
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/14	182	39,966,064	11,431
United States Treasury Nts., 5 yr.	CBT	Sell	9/30/14	9	1,075,148	3,140
United States Treasury Nts., 10 yr.	CBT	Sell	9/19/14	20	2,503,438	(1,412)
United States Treasury Ultra Bonds	CBT	Buy	9/19/14	34	5,097,875	64,826

						$157,649

Glossary:

Counterparty Abbreviations

DEU	Deutsche Bank AG
JPM	JPMorgan Chase Bank NA

Definition

CDX.NA.IG.22	Markit CDX North American Investment Grade High Volatility

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

15      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES     June 30, 2014       Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $298,406,836)	$319,230,849
Affiliated companies (cost $11,967,607)	11,967,607

331,198,456

Cash	1,001,909

Cash used for collateral on futures	260,000

Receivables and other assets:
Investments sold (including $3,516,793 sold on a when-issued or delayed delivery basis)	4,250,161
Interest, dividends and principal paydowns	1,264,782
Variation margin receivable	35,098
Other	41,464

Total assets	338,051,870

Liabilities
Payables and other liabilities:
Investments purchased (including $61,029,944 purchased on a when-issued or delayed delivery basis)	61,718,246
Shares of beneficial interest redeemed	182,378
Trustees’ compensation	36,527
Distribution and service plan fees	13,434
Variation margin payable	8,470
Shareholder communications	8,201
Other	18,551

Total liabilities	61,985,807

Net Assets	$276,066,063

Composition of Net Assets
Par value of shares of beneficial interest	$19,355

Additional paid-in capital	277,739,878

Accumulated net investment income	2,796,996

Accumulated net realized loss on investments and foreign currency transactions	(25,472,336)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	20,982,170

Net Assets	$276,066,063

Net Asset Value Per Share
Non-Service Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $210,636,302 and 14,727,041 shares of beneficial interest outstanding)	$14.30

Service Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $65,429,761 and 4,627,596 shares of beneficial interest outstanding)	$14.14

See accompanying Notes to Financial Statements.

16      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF OPERATIONS    For the Six Months Ended June 30, 2014       Unaudited

Investment Income
Interest	$2,831,439

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $7,495)	797,324
Affiliated companies	7,830

Total investment income	3,636,593

Expenses
Management fees	1,017,005

Distribution and service plan fees - Service shares	82,437

Transfer and shareholder servicing agent fees:
Non-Service shares	104,155
Service shares	32,986

Shareholder communications:
Non-Service shares	12,105
Service shares	3,857

Custodian fees and expenses	15,420

Trustees’ compensation	7,434

Other	31,334

Total expenses	1,306,733
Less waivers and reimbursements of expenses	(305,313)

Net expenses	1,001,420

Net Investment Income	2,635,173

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	6,515,634
Closing and expiration of futures contracts	868,918
Foreign currency transactions	157

Net realized gain	7,384,709

Net change in unrealized appreciation/depreciation on:
Investments	4,616,465
Translation of assets and liabilities denominated in foreign currencies	(32,676)
Futures contracts	213,080

Net change in unrealized appreciation/depreciation	4,796,869

Net Increase in Net Assets Resulting from Operations	$14,816,751

See accompanying Notes to Financial Statements.

17      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$2,635,173	$5,247,717

Net realized gain	7,384,709	37,714,451

Net change in unrealized appreciation/depreciation	4,796,869	(7,198,564)

Net increase in net assets resulting from operations	14,816,751	35,763,604

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,273,014)	(5,107,178)
Service shares	(1,173,552)	(1,549,784)

	(5,446,566)	(6,656,962)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(10,113,544)	(26,201,767)
Service shares	(6,488,918)	(10,510,886)

	(16,602,462)	(36,712,653)

Net Assets
Total decrease	(7,232,277)	(7,606,011)

Beginning of period	283,298,340	290,904,351

End of period (including accumulated net investment income of $ 2,796,996 and $ 5,608,389, respectively)	$276,066,063	$283,298,340

See accompanying Notes to Financial Statements.

18      OPPENHEIMER CAPITAL INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$13 .84	$12 .52	$11 .30	$11 .47	$10 .30	$8 .45

Income (loss) from investment operations:
Net investment income[2]	0 .14	0 .25	0 .29	0 .20	0 .23	0 .25
Net realized and unrealized gain (loss)	0 .61	1 .38	1 .09	(0 .11)	1 .09	1 .60

Total from investment operations	0 .75	1 .63	1 .38	0 .09	1 .32	1 .85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .29)	(0 .31)	(0 .16)	(0 .26)	(0 .15)	0 .00

Net asset value, end of period	$14 .30	$13 .84	$12 .52	$11 .30	$11 .47	$10 .30

Total Return, at Net Asset Value[3]	5 .47%	13 .17%	12 .34%	0 .72%	12 .91%	21 .89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$210,636	$213,697	$218,032	$128,383	$150,622	$159,797

Average net assets (in thousands)	$211,153	$218,090	$191,416	$141,848	$151,620	$159,013

Ratios to average net assets:[4]
Net investment income	1 .97%	1 .87%	2 .46%	1 .70%	2 .13%	2 .71%
Total expenses[5]	0 .89%	0 .89%	0 .90%	0 .91%	0 .91%	0 .89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .67%	0 .66%	0 .66%	0 .67%	0 .65%	0 .60%

Portfolio turnover rate[6]	55%	187%	110%	102%	54%	87%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0 .90%
Year Ended December 31, 2013	0 .90%
Year Ended December 31, 2012	0 .91%
Year Ended December 30, 2011	0 .93%
Year Ended December 31, 2010	0 .92%
Year Ended December 31, 2009	0 .91%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$337,475,550	$322,331,170
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670

See accompanying Notes to Financial Statements.

19      OPPENHEIMER CAPITAL INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$13 .66	$12 .37	$11 .17	$11 .35	$10 .19	$8 .38

Income (loss) from investment operations:
Net investment income[2]	0 .12	0 .21	0 .26	0 .16	0 .20	0 .22
Net realized and unrealized gain (loss)	0 .62	1 .36	1 .08	(0 .11)	1 .08	1 .59
Total from investment operations	0 .74	1 .57	1 .34	0 .05	1 .28	1 .81

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .26)	(0 .28)	(0 .14)	(0 .23)	(0 .12)	0 .00

Net asset value, end of period	$14 .14	$13 .66	$12 .37	$11 .17	$11 .35	$10 .19

Total Return, at Net Asset Value[3]	5 .41%	12 .83%	12 .11%	0 .38%	12 .68%	21 .60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,430	$69,601	$72,872	$77,551	$89,580	$88,746

Average net assets (in thousands)	$66,884	$72,332	$76,257	$85,157	$87,280	$77,101

Ratios to average net assets:[4]
Net investment income	1 .72%	1 .62%	2 .18%	1 .45%	1 .87%	2 .42%
Total expenses[5]	1 .14%	1 .15%	1 .16%	1 .16%	1 .16%	1 .15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .92%	0 .92%	0 .92%	0 .92%	0 .90%	0 .85%

Portfolio turnover rate[6]	55%	187%	110%	102%	54%	87%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1 .15%
Year Ended December 31, 2013	1 .16%
Year Ended December 31, 2012	1 .17%
Year Ended December 30, 2011	1 .18%
Year Ended December 31, 2010	1 .17%
Year Ended December 31, 2009	1 .17%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$337,475,550	$322,331,170
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670

See accompanying Notes to Financial Statements.

20      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS     June 30, 2014     Unaudited

1. Significant Accounting Policies

Oppenheimer Capital Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$61,029,944
Sold securities	3,516,793

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

21      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2013, the Fund utilized $36,236,660 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2015	$6,646,488
2016	3,323,244
2017	22,894,743

Total	$32,864,475

As of June 30, 2014, it is estimated that the capital loss carryforwards would be $25,479,766 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2014, it is estimated that the Fund will utilize $7,384,709 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$310,393,866
Federal tax cost of other investments	(32,568,174)

Total federal tax cost	$277,825,692

Gross unrealized appreciation	$23,220,864
Gross unrealized depreciation	(2,258,625)

Net unrealized appreciation	$20,962,239

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

22      OPPENHEIMER CAPITAL INCOME FUND/VA

1. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

23      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

24      OPPENHEIMER CAPITAL INCOME FUND/VA

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$12,930,138	$—	$—	$12,930,138
Consumer Staples	5,161,312	1,066,172	—	6,227,484
Energy	9,469,155	—	—	9,469,155
Financials	16,324,740	—	—	16,324,740
Health Care	13,457,068	—	—	13,457,068
Industrials	10,605,824	—	—	10,605,824
Information Technology	16,646,425	—	—	16,646,425
Materials	3,498,093	—	—	3,498,093
Telecommunication Services	1,541,320	—	—	1,541,320
Utilities	2,157,062	—	—	2,157,062
Preferred Stock	—	1,000,581	—	1,000,581
Asset-Backed Securities	—	32,827,395	—	32,827,395
Mortgage-Backed Obligations	—	97,434,957	—	97,434,957
U.S. Government Obligations	—	10,674,499	—	10,674,499
Non-Convertible Corporate Bonds and Notes	—	84,395,384	—	84,395,384
Investment Company	11,967,607	—	—	11,967,607
Over-the-Counter Credit Default Swaptions Purchased	—	40,724	—	40,724

Total Investments, at Value	103,758,744	227,439,712	—	331,198,456
Other Financial Instruments:
Futures contracts	159,061	—	—	159,061

Total Assets	$103,917,805	$227,439,712	$—	$331,357,517

Liabilities Table
Other Financial Instruments:
Futures contracts	$(1,412)	$—	$—	$(1,412)

Total Liabilities	$(1,412)	$—	$—	$(1,412)

Foreign currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	103,176	$1,454,461	172,668	$2,290,240
Dividends and/or distributions reinvested	300,916	4,273,014	387,201	5,107,178
Redeemed	(1,121,736)	(15,841,019)	(2,531,989)	(33,599,185)

Net decrease	(717,644)	$(10,113,544)	(1,972,120)	$(26,201,767)

Service Shares
Sold	99,130	$1,381,972	183,862	$2,416,107
Dividends and/or distributions reinvested	83,586	1,173,552	118,848	1,549,784
Redeemed	(649,813)	(9,044,442)	(1,100,257)	(14,476,777)

Net decrease	(467,097)	$(6,488,918)	(797,547)	$(10,510,886)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$117,443,193	$107,377,539
U.S. government and government agency obligations	40,850,610	31,154,754
To Be Announced (TBA) mortgage-related securities	337,475,550	322,331,170

25  OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $224,240 and $70,880 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $10,193 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

26    OPPENHEIMER CAPITAL INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $14,615,379 and $24,311,532 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

27    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $10,818 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments.

28    OPPENHEIMER CAPITAL INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at June 30, 2014

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Deutsche Bank Securities, Inc.	$10,018	$—	$—	$—	$10,018
JPMorgan Chase Bank NA	30,706	—	—	—	30,706

	$40,724	$—	$—	$—	$40,724

* OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 30, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$35,098 *	Variation margin payable	$8,470 *
Credit contracts	Investments, at value	40,724 **

Total		$75,822		$8,470

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments			Closing and expiration of Futures contracts

Interest rate contracts			$868,918

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Total

Credit contracts	$ (50,345)	$ —	$(50,345)
Interest rate contracts	—	213,080	213,080

Total	$ (50,345)	$ 213,080	$162,735

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Security

As of June 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

29      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

30      OPPENHEIMER CAPITAL INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31      OPPENHEIMER CAPITAL INCOME FUND/VA

OPPENHEIMER CAPITAL INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Magnus Krantz, Vice President
Krishna Memani, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2014

Oppenheimer

Capital Appreciation Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Portfolio Manager: Michael Kotlarz

Cumulative Total Returns

For the 6-Month Period Ended 6/30/14

Non-Service Shares	6.41%
Service Shares	6.28%

Average Annual Total Returns

For the Periods Ended 6/30/14

	1-Year	5-Year	10-Year
Non-Service Shares	27.01%	15.88%	6.14%
Service Shares	26.69%	15.59%	5.87%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	6.6%
Facebook, Inc., Cl. A	4.5
Biogen Idec, Inc.	4.4
Gilead Sciences, Inc.	3.9
Twenty-First Century Fox, Inc., Cl. B	2.6
Walt Disney Co. (The)	2.5
MasterCard, Inc., Cl. A	2.4
LinkedIn Corp., Cl. A	2.2
Celgene Corp.	2.2
CVS Caremark Corp.	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of common stocks.

2      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 6.41% during the reporting period, outperforming the Russell 1000 Growth Index (the “Index”), which returned 6.31%. The Fund’s outperformance relative to the Index stemmed primarily from stronger relative stock selection in the consumer discretionary and information technology sectors. Stock selection in health care was the largest detractor from a sector perspective, though our overweight to the sector was accretive to relative performance. The Fund underperformed the S&P 500 Index, which returned 7.14% this reporting period.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Despite market volatility early in the reporting period and rising geopolitical risks in Ukraine and the Middle East, global equities generally rebounded and produced positive returns in the first half of 2014, thanks largely to a continued global economic recovery and stimulative monetary policies from central banks throughout the world. Markets were volatile to start the reporting period in January 2014 amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. However, equities rebounded later in the reporting period. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in April and May was positive, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

TOP INDIVIDUAL CONTRIBUTORS

During the reporting period, top contributors to performance included Apple, Inc., Facebook, Inc. and EOG Resources, Inc. Apple performed well during the second half of 2013 due to excitement surrounding the introduction of two new iPhones as well as the addition of China Mobile as a distribution partner. Apple also rallied strongly in April 2014 after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. Facebook, the world’s number one social network, delivered strong evidence that it can thrive on smartphones and tablets, with increases in mobile advertising revenue. EOG Resources, the second-largest U.S. independent oil and natural gas producer by market value, reported a fourth-quarter profit and plans for a stock split as crude and liquids output increased strongly. By focusing on increasing the flow from every well, EOG raised estimates for how much oil and gas it can recover from its flagship Eagle Ford development in South Texas during the reporting period.

TOP INDIVIDUAL DETRACTORS

Top detractors from performance this reporting period included LinkedIn Corp., Amazon.com, Inc. and MasterCard, Inc. LinkedIn, the largest professional networking website, finished 2013 with a strong showing, but the online professional networking service rattled already jittery investors by indicating its performance will weaken in 2014 as management ramps up spending while revenue growth slows. Online retailer Amazon.com experienced declines this reporting period as increased spending limited profit growth. MasterCard, the second largest U.S. payments network, reported profit that missed analyst estimates as rebates to card issuers fueled a jump in expenses.

STRATEGY & OUTLOOK

The Fund continues to seek to invest in high quality growth stocks. We combine strategic top-down sector analysis with bottom up fundamental research, focusing on high quality companies with historically consistent growth and capital discipline.

The U.S. economy remains resilient with stable to improving economic fundamentals despite headwinds from difficult winter weather and an uptick in geopolitical posturing. Though the pace of economic expansion remains muted, the global economy appears to be on stable ground, and underpins the Fed’s decision to continue the reduction of its accommodative policies. We remain confident that the U.S. economy retains many of its attractive competitive advantages including high productivity and cost-effective infrastructure. In addition, we are seeing further evidence of a more synchronized global rebound as evidenced by stability in Europe and receding fears of a hard landing in China. We are watching carefully for signs that the opportunity for growth is broadening across industries and geographies worldwide. The current political turmoil in Ukraine and the Middle East has added some uncertainty, but the financial markets have remained resilient. We believe that companies with capital discipline, strong management and sustainable competitive advantages have the greatest prospects to succeed.

3      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$1,000.00	$1,064.10	$4.10
Service shares	1,000.00	1,062.80	5.38

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS    June 30, 2014      Unaudited

	Shares	Value
Common Stocks—98.6%
Consumer Discretionary—16.6%
Auto Components—1.0%
Magna International, Inc.	90,610	$9,763,227

Hotels, Restaurants & Leisure—1.9%
Chipotle Mexican Grill, Inc.[1]	21,490	12,733,040
Wynn Resorts Ltd.	27,300	5,666,388
		18,399,428

Household Durables—1.1%
Harman International Industries, Inc.	97,560	10,480,871

Internet & Catalog Retail—2.6%
Amazon.com, Inc.[1]	22,384	7,269,876
Priceline.com, Inc. (The)[1]	2,240	2,694,720
TripAdvisor, Inc.[1]	140,070	15,220,006
		25,184,602

Media—6.8%
Time Warner, Inc.	246,966	17,349,361
Twenty-First Century Fox, Inc., Cl. B	735,890	25,189,515
Walt Disney Co. (The)	278,830	23,906,884
		66,445,760

Specialty Retail—1.9%
Tiffany & Co.	109,320	10,959,330
TJX Cos., Inc. (The)	134,470	7,147,081
		18,106,411

Textiles, Apparel & Luxury Goods—1.3%
Nike, Inc., Cl. B	113,260	8,783,313
VF Corp.	54,420	3,428,460
		12,211,773

Consumer Staples—6.3%
Beverages—2.1%
Brown-Forman Corp., Cl. B	109,465	10,308,319
SABMiller plc	165,600	9,594,445
		19,902,764

Food & Staples Retailing—2.9%
Costco Wholesale Corp.	68,430	7,880,399
CVS Caremark Corp.	271,330	20,450,142
		28,330,541

Food Products—1.3%
Hershey Co. (The)	134,060	13,053,422

Energy—5.1%
Energy Equipment & Services—1.5%
Halliburton Co.	104,260	7,403,503
Oceaneering International, Inc.	86,730	6,776,215
		14,179,718

Oil, Gas & Consumable Fuels—3.6%
Antero Resources Corp.[1]	94,810	6,222,380
Cimarex Energy Co.	37,500	5,379,750
EOG Resources, Inc.	122,320	14,294,315
Pioneer Natural Resources Co.	38,350	8,813,214
		34,709,659

Financials—6.1%
Capital Markets—3.3%
Ameriprise Financial, Inc.	65,510	7,861,200
Charles Schwab Corp. (The)	277,490	7,472,806
Invesco Ltd.	238,060	8,986,765
Northern Trust Corp.	119,210	7,654,474
		31,975,245

Consumer Finance—1.0%
Discover Financial Services	163,840	10,154,803

	Shares	Value
Insurance—1.8%
Aon plc	190,670	$17,177,460

Health Care—21.2%
Biotechnology—10.7%
Biogen Idec, Inc.[1]	135,160	42,617,300
Celgene Corp.[1]	243,074	20,875,195
Gilead Sciences, Inc.[1]	456,040	37,810,276
Vertex Pharmaceuticals, Inc.[1]	25,535	2,417,654
		103,720,425

Health Care Technology—0.9%
Cerner Corp.[1]	165,130	8,517,405

Life Sciences Tools & Services—1.4%
Thermo Fisher Scientific, Inc.	120,450	14,213,100

Pharmaceuticals—8.2%
Actavis plc[1]	85,020	18,963,711
Allergan, Inc.	50,350	8,520,227
Bristol-Myers Squibb Co.	300,590	14,581,621
Perrigo Co. plc	75,180	10,958,237
Pfizer, Inc.	234,230	6,951,946
Roche Holding AG	17,600	5,251,867
Valeant Pharmaceuticals International, Inc.[1]	111,919	14,115,224
		79,342,833

Industrials—8.1%
Aerospace & Defense—1.0%
B/E Aerospace, Inc.[1]	104,750	9,688,328

Building Products—0.6%
Allegion plc	103,880	5,887,918

Commercial Services & Supplies—1.2%
Tyco International Ltd.	257,210	11,728,776

Electrical Equipment—0.9%
AMETEK, Inc.	162,040	8,471,451

Machinery—4.1%
Caterpillar, Inc.	117,530	12,771,985
Pall Corp.	108,380	9,254,568
Parker Hannifin Corp.	111,090	13,967,346
Pentair plc	48,160	3,473,299
		39,467,198

Trading Companies & Distributors—0.3%
United Rentals, Inc.[1]	31,980	3,349,266

Information Technology—31.3%
Communications Equipment—1.4%
Cisco Systems, Inc.	547,730	13,611,091

Internet Software & Services—9.5%
Facebook, Inc., Cl. A1	651,680	43,851,547
Google, Inc., Cl. A1	28,780	16,826,803
Google, Inc., Cl. C1	18,820	10,826,770
LinkedIn Corp., Cl. A1	122,250	20,962,207
		92,467,327

IT Services—5.8%
Alliance Data Systems Corp.[1]	18,440	5,186,250
FleetCor Technologies, Inc.[1]	77,370	10,197,366
MasterCard, Inc., Cl. A	312,170	22,935,130
Visa, Inc., Cl. A	84,107	17,722,186
		56,040,932

Software—4.9%
Autodesk, Inc.[1]	346,060	19,510,863
Oracle Corp.	343,370	13,916,786
ServiceNow, Inc.[1]	61,160	3,789,473
Splunk, Inc.[1]	63,770	3,528,394

6      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Shares	Value
Software (Continued)
Workday, Inc., Cl. A1	70,880	$6,369,277
		47,114,793

Technology Hardware, Storage & Peripherals—9.7%
Apple, Inc.	689,920	64,114,266
EMC Corp.	674,160	17,757,374
Western Digital Corp.	130,580	12,052,534
		93,924,174

Materials—3.9%
Chemicals—3.9%
Dow Chemical Co. (The)	243,720	12,541,831
Methanex Corp.	110,770	6,843,371
PPG Industries, Inc.	88,330	18,562,549
		37,947,751
Total Common Stocks (Cost $682,210,116)		955,568,452

	Shares	Value
Investment Company—2.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $20,379,910)	20,379,910	$20,379,910

Total Investments, at Value (Cost $702,590,026)	100.7%	975,948,362
Net Other Assets (Liabilities)	(0.7)	(6,324,411)
Net Assets	100.0%	$969,623,951

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of June 30, 2014.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	3,644,176	136,435,485	119,699,751	20,379,910

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$20,379,910	$4,959

See accompanying Notes to Financial Statements.

7      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES    June 30, 2014      Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $682,210,116)	$955,568,452
Affiliated companies (cost $20,379,910)	20,379,910

975,948,362

Cash	2,001,662

Receivables and other assets:
Investments sold	1,085,652
Dividends	866,688
Shares of beneficial interest sold	193,529
Other	74,145

Total assets	980,170,038

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	5,666,931
Investments purchased	4,694,503
Distribution and service plan fees	70,977
Trustees’ compensation	67,432
Shareholder communications	30,802
Dividends	221
Other	15,221

Total liabilities	10,546,087

Net Assets	$969,623,951

Composition of Net Assets
Par value of shares of beneficial interest	$16,256

Additional paid-in capital	597,297,245

Accumulated net investment loss	(1,104,528)

Accumulated net realized gain on investments and foreign currency transactions	100,039,181

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	273,375,797

Net Assets	$969,623,951

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $621,140,630 and 10,384,731 shares of beneficial interest outstanding)	$59.81

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $348,483,321 and 5,870,790 shares of beneficial interest outstanding)	$59.36

See accompanying Notes to Financial Statements.

8      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS    For the Six Months Ended June 30, 2014      Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $61,035)	$4,532,081
Affiliated companies	4,959

Interest	32

Total investment income	4,537,072

Expenses
Management fees	3,255,876

Distribution and service plan fees - Service shares	428,845

Transfer and shareholder servicing agent fees:
Non-Service shares	301,888
Service shares	171,718

Shareholder communications:
Non-Service shares	16,247
Service shares	9,292

Custodian fees and expenses	8,006

Trustees’ compensation	20,260

Other	35,320

Total expenses	4,247,452
Less waivers and reimbursements of expenses	(29,185)

Net expenses	4,218,267

Net Investment Income	318,805

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	100,128,189
Foreign currency transactions	(910)

Net realized gain	100,127,279

Net change in unrealized appreciation/depreciation on:
Investments	(40,925,683)
Translation of assets and liabilities denominated in foreign currencies	(890,784)

Net change in unrealized appreciation/depreciation	(41,816,467)

Net Increase in Net Assets Resulting from Operations	$58,629,617

See accompanying Notes to Financial Statements.

9      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$318,805	$3,375,027

Net realized gain	100,127,279	226,957,048

Net change in unrealized appreciation/depreciation	(41,816,467)	19,646,381

Net increase in net assets resulting from operations	58,629,617	249,978,456

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,755,816)	(5,856,634)
Service shares	(632,318)	(2,798,285)

	(3,388,134)	(8,654,919)

Distributions from net realized gain:
Non-Service shares	(15,002,872)	—
Service shares	(8,466,690)	—

	(23,469,562)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(25,880,262)	(96,658,801)
Service shares	(27,388,917)	(93,891,544)

	(53,269,179)	(190,550,345)

Net Assets
Total increase (decrease)	(21,497,258)	50,773,192

Beginning of period	991,121,209	940,348,017

End of period (including accumulated net investment income (loss) of ($1,104,528) and $1,964,801, respectively)	$969,623,951	$991,121,209

See accompanying Notes to Financial Statements.

10      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$57.88	$45.06	39 .75	40 .35	36 .94	25 .67

Income (loss) from investment operations:
Net investment income[2]	0.05	0.23	0.42	0.23	0.11	0.09
Net realized and unrealized gain (loss)	3.62	13.09	5.18	(0.69)	3.36	11.27

Total from investment operations	3.67	13.32	5.60	(0.46)	3.47	11.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.50)	(0.29)	(0.14)	(0.06)	(0.09)
Distributions from net realized gain	(1.47)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.74)	(0.50)	(0.29)	(0.14)	(0.06)	(0.09)

Net asset value, end of period	$59.81	$57.88	$45.06	$39.75	$40.35	$36.94

Total Return, at Net Asset Value[3]	6.41%	29.74%	14.12%	(1.15)%	9.42%	44.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$621,141	$626,907	$573,684	$637,868	$771,086	$1,074,190

Average net assets (in thousands)	$611,620	$595,912	$600,121	$713,770	$976,242	$927,670

Ratios to average net assets:[4]
Net investment income	0.16%	0.44%	0.95%	0.57%	0.31%	0.29%
Total expenses[5]	0.80%	0.81%	0.81%	0.80%	0.79%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.80%	0.80%	0.80%	0.79%	0.78%

Portfolio turnover rate	33%	77%	28%	27%	58%	46%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.81%
Year Ended December 30, 2011	0.80%
Year Ended December 31, 2010	0.79%
Year Ended December 31, 2009	0.78%

See accompanying Notes to Financial Statements.

11      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS    Continued

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$57.37	$44.66	$39.40	$39.99	$36.64	$25.42

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	0.10	0.31	0.13	0.02	0.01
Net realized and unrealized gain (loss)	3.60	12.98	5.12	(0.68)	3.33	11.21

Total from investment operations	3.57	13.08	5.43	(0.55)	3.35	11.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.37)	(0.17)	(0.04)	0.00	0.00[3]
Distributions from net realized gain	(1.47)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.58)	(0.37)	(0.17)	(0.04)	0.00	0.00

Net asset value, end of period	$59.36	$57.37	$44.66	$39.40	$39.99	$36.64

Total Return, at Net Asset Value[4]	6.28%	29.43%	13.81%	(1.37)%	9.15%	44.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$348,483	$364,214	$366,664	$375,330	$423,989	$444,170

Average net assets (in thousands)	$347,911	$367,615	$382,196	$407,413	$427,640	$368,634

Ratios to average net assets:[5]
Net investment income (loss)	(0.09)%	0.20%	0.71%	0.32%	0.06%	0.03%
Total expenses[6]	1.05%	1.06%	1.06%	1.05%	1.04%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.04%	1.03%

Portfolio turnover rate	33%	77%	28%	27%	58%	46%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less then $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.05%
Year Ended December 31, 2010	1.04%
Year Ended December 31, 2009	1.04%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS    June 30, 2014      Unaudited

1. Significant Accounting Policies

Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2013, the Fund utilized $197,794,392 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

13      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$702,693,251

Gross unrealized appreciation	$280,795,861
Gross unrealized depreciation	(7,540,750)

Net unrealized appreciation	$273,255,111

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

14      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

15      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$160,592,072	$—	$—	$160,592,072
Consumer Staples	51,692,282	9,594,445	—	61,286,727
Energy	48,889,377	—	—	48,889,377
Financials	59,307,508	—	—	59,307,508
Health Care	200,541,896	5,251,867	—	205,793,763
Industrials	78,592,937	—	—	78,592,937
Information Technology	303,158,317	—	—	303,158,317
Materials	37,947,751	—	—	37,947,751
Investment Company	20,379,910	—	—	20,379,910

Total Assets	$961,102,050	$14,846,312	$—	$975,948,362

Foreign currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	157,383	$9,138,309	300,888	$15,140,401
Dividends and/or distributions reinvested	303,563	17,758,688	117,415	5,856,634
Redeemed	(907,099)	(52,777,259)	(2,319,735)	(117,655,836)

Net decrease	(446,153)	$(25,880,262)	(1,901,432)	$(96,658,801)

Service Shares
Sold	120,191	$6,846,035	192,139	$9,432,352
Dividends and/or distributions reinvested	156,717	9,099,008	56,519	2,798,285
Redeemed	(754,437)	(43,333,960)	(2,109,967)	(106,122,181)

Net decrease	(477,529)	$(27,388,917)	(1,861,309)	$(93,891,544)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$316,083,189	$414,009,402

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

16      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $15,225 and $7,491 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $6,469 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation

17      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Pending Litigation (Continued)

of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

18      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO

STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Michael Kotlarz, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfuinds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Portfolio Managers: Krishna Memani and Peter A. Strzalkowski, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/30/14
Non-Service Shares	5.51%
Service Shares	5.29%

Average Annual Total Returns For the Periods Ended 6/30/14
	1-Year	5-Year	10-Year

Non-Service Shares	7.43%	9.35%	1.03%
Service Shares	7.09%	9.09%	0.77%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	5.4%

Oil, Gas & Consumable Fuels	5.0

Capital Markets	3.4

Insurance	3.1

Media	2.5

Diversified Telecommunication Services	2.3

Automobiles	2.0

Metals & Mining	1.6

Real Estate Investment Trusts (REITs)	1.3

Electric Utilities	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	40.2%
AA	6.6
A	12.2
BBB	29.6
BB	7.7
B	0.4
CCC	1.4
CC	0.3
D	1.4
Unrated	0.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of June 30, 2014, and are subject to change. Except for securities labeled “Unrated” and securities issued or guaranteed by a foreign sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

2      OPPENHEIMER CORE BOND FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 5.51% during the reporting period. On a relative basis, the Barclays U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index returned 3.93%, 5.70% and 3.90%, respectively. The Fund’s positive absolute performance was driven by its investments in mortgages and corporate bonds.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

The global economy started 2014 with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country. This resulted in heightened volatility across multiple asset classes to begin the year, with U.S. high grade bonds and U.S. Treasuries delivering the strongest returns in January.

However, the U.S. released positive economic data later in the reporting period. The unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

The Eurozone also grew at a slightly faster pace, but has continued to struggle with very low inflation and weak bank lending. In response, the European Central Bank (the “ECB”) announced numerous measures this reporting period, which also bolstered the markets. Measures included a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending.

Against this backdrop, global equities and higher-yielding fixed-income securities generally rallied through the end of the reporting period and outperformed U.S. Treasuries.

FUND REVIEW

The Fund maintained a significant underweight position to government bonds, and instead sourced its exposure primarily through corporate bonds, mortgages and other securitized products. This positioning drove the Fund’s performance during the reporting period, as corporate bond performance versus U.S. Treasuries was strong, with the Barclays Credit Index outperforming the Barclays U.S. Aggregate Bond Index. Given the reporting period was mostly favorable for credit markets and the low default rate environment, the Fund was well positioned given its emphasis on bonds with better than average yields. Overall, the corporate bonds in which the Fund invests continued to perform well during the reporting period. A few stand-outs were from the finance and telecommunications sectors, but overall performance was positive across corporate bond sectors. New issuance provided an opportunity to find attractive yield opportunities. Our modest exposure to high yield bonds in the form of BB corporates also contributed positively to Fund returns during the reporting period.

Among mortgages, the Fund had its largest exposure to government agency mortgage-backed securities (“MBS”), with a smaller allocation to non-agency MBS. The Fund also had positions in collateralized MBS and asset-backed securities (“ABS”). Each of these positions produced positive results this reporting period as they offered relatively attractive yields, sparking greater demand as investors resumed their search for more competitive levels of current income.

Detracting from relative performance this reporting period was the Fund’s modest exposure to U.S. Treasuries, which produced positive returns despite underperforming higher-yielding fixed income securities.

STRATEGY & OUTLOOK

Despite the recent tapering by the Fed, central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. Indeed, policies instituted by the ECB during the reporting period indicate that central banks are determined to provide a strong backstop to the financial system. While U.S. growth slowed rather dramatically over the first half of the reporting period, most signs appear to be pointing towards a rebound in growth for the remainder of 2014. In such an environment, we remain constructive on credit spreads, as the markets become less concerned about potentially negative global macroeconomic events, and instead focus on the fundamental strength of corporate balance sheets.

3      OPPENHEIMER CORE BOND FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER CORE BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$1,000.00	$1,055.10	$3.78
Service shares	1,000.00	1,052.90	5.05

Hypothetical (5% return before expenses)
Non-Service shares	1,000 .00	1,021 .12	3 .72
Service shares	1,000 .00	1,019 .89	4 .97

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.74%
Service shares	0.99

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

	Principal Amount	Value

Asset-Backed Securities—18.5%

Auto Loan—15.0%

American Credit Acceptance Receivables Trust:
Series 2012-2,Cl. A, 1.89%, 7/15/16[1]	$63,532	$63,675
Series 2012-3,Cl. A, 1.64%, 11/15/16[1]	45,672	45,769
Series 2012-3,Cl. C, 2.78%, 9/17/18[1]	90,000	90,825
Series 2013-2,Cl. B, 2.84%, 5/15/19[1]	381,000	388,166
Series 2014-1,Cl. B, 2.39%, 11/12/19[1]	520,000	522,671
Series 2014-2,Cl. A, 0.99%, 10/10/17[1]	410,325	410,383
Series 2014-2,Cl. B, 2.26%, 3/10/20[1]	135,000	135,058

AmeriCredit Automobile Receivables Trust:
Series 2012-1,Cl. D, 4.72%, 3/8/18	155,000	163,450
Series 2012-2,Cl. D, 3.38%, 4/9/18	700,000	727,122
Series 2012-4,Cl. D, 2.68%, 10/9/18	75,000	77,049
Series 2012-5,Cl. C, 1.69%, 11/8/18	255,000	257,657
Series 2012-5,Cl. D, 2.35%, 12/10/18	365,000	371,097
Series 2013-1,Cl. C, 1.57%, 1/8/19	420,000	421,889
Series 2013-1,Cl. E, 2.64%, 7/8/20[1]	135,000	137,212
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	352,429
Series 2013-4,Cl. D, 3.31%, 10/8/19	30,000	31,118
Series 2013-5,Cl. D, 2.86%, 12/8/19	625,000	637,308
Series 2014-2,Cl. D, 2.57%, 7/8/20	190,000	191,140

California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	230,000	232,787
Series 2014-2,Cl. C, 3.29%, 3/15/21	80,000	80,129

Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	195,000	195,729
Series 2013-4,Cl. D, 3.22%, 5/20/19	105,000	107,531
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	118,192

CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[1]	66,271	66,488
Series 2013-2A,Cl. B, 3.15%, 8/15/19[1]	530,000	537,941
Series 2014-1A,Cl. A, 1.46%, 12/17/18[1]	141,656	141,725

CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20	285,000	285,952

Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[1]	46,442	47,516

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[1]	265,185	269,128
Series 2014-A,Cl. A, 1.21%, 8/15/18[1]	464,812	464,170
Series 2014-B,Cl. A, 1.11%, 11/15/18[1]	235,000	235,250

Credit Acceptance Auto Loan Trust:
Series 2012-2A,Cl. B, 2.21%, 9/15/20[1]	80,000	81,085
Series 2013-1A,Cl. B, 1.83%, 4/15/21[1]	235,000	237,146
Series 2013-2A,Cl. B, 2.26%, 10/15/21[2]	260,000	263,541
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	200,000	201,914

DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[1]	25,000	25,490
Series 2013-1A,Cl. D, 3.74%, 5/15/20[1]	175,000	178,555
Series 2013-2A,Cl. D, 4.18%, 6/15/20[1]	485,000	499,501
Series 2014-1A,Cl. D, 3.98%, 1/15/21[1]	360,000	365,260
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	526,228

Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. B, 2.22%, 12/15/17[1]	205,000	207,484
Series 2012-2A,Cl. C, 3.06%, 7/16/18[1]	35,000	35,762
Series 2013-2A,Cl. B, 3.09%, 7/16/18[1]	595,000	609,978
Series 2013-2A,Cl. C, 4.35%, 1/15/19[1]	405,000	421,812
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	230,000	232,055
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	236,755
Series 2014-2A,Cl. A, 1.06%, 8/15/18[1]	110,000	110,007
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	110,000	110,731

First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[1]	60,000	61,558
Series 2012-1A,Cl. D, 5.65%, 4/15/18[1]	155,000	162,896
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	385,000	389,567
Series 2013-3A,Cl. C, 2.91%, 1/15/20[1]	165,000	168,050
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	125,000	128,326
Series 2014-1A,Cl. D, 3.28%, 4/15/21[1]	225,000	227,012

Flagship Credit Auto Trust, Series 2014-1, Cl. A, 1.21%, 4/15/19[1]	216,627	216,689

	Principal Amount	Value

Auto Loan (Continued)

Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	$280,000	$278,899

Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Cl. C, 2.86%, 1/15/19	295,000	305,942

GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[1]	545,000	546,888

Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.402%, 9/25/18[1,3]	385,000	385,611

Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[1]	180,000	183,021

Santander Drive Auto Receivables Trust:
Series 2012-4,Cl. D, 3.50%, 6/15/18	680,000	706,876
Series 2012-5,Cl. D, 3.30%, 9/17/18	835,000	868,741
Series 2012-6,Cl. D, 2.52%, 9/17/18	880,000	900,699
Series 2012-AA,Cl. D, 2.46%, 12/17/18[1]	480,000	488,301
Series 2013-1,Cl. C, 1.76%, 1/15/19	455,000	459,316
Series 2013-1,Cl. D, 2.27%, 1/15/19	240,000	243,328
Series 2013-2,Cl. D, 2.57%, 3/15/19	325,000	332,509
Series 2013-3,Cl. C, 1.81%, 4/15/19	100,000	100,674
Series 2013-3,Cl. D, 2.42%, 4/15/19	215,000	218,539
Series 2013-4,Cl. D, 3.92%, 1/15/20	110,000	116,512
Series 2013-5,Cl. C, 2.25%, 6/17/19	35,000	35,350
Series 2013-5,Cl. D, 2.73%, 10/15/19	330,000	336,874
Series 2013-A,Cl. C, 3.12%, 10/15/19[1]	780,000	805,703
Series 2014-1,Cl. D, 2.91%, 4/15/20	160,000	163,655

SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[1]	190,000	193,063
Series 2013-1A,Cl. C, 3.07%, 8/15/18[1]	145,000	148,179
Series 2014-1A,Cl. A, 1.03%, 9/17/18[1]	183,216	183,288
Series 2014-1A,Cl. D, 2.88%, 1/15/20[1]	140,000	140,734

United Auto Credit Securitization Trust:
Series 2012-1,Cl. C, 2.52%, 3/15/16[1]	190,000	190,962
Series 2012-1,Cl. D, 3.12%, 3/15/18[1]	135,000	135,952
Series 2013-1,Cl. B, 1.74%, 4/15/16[1]	230,000	230,941
Series 2013-1,Cl. C, 2.22%, 12/15/17[1]	145,000	146,013
Series 2013-1,Cl. D, 2.90%, 12/15/17[1]	30,000	30,280

Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	155,000	154,929

		22,535,737

Credit Card—2.1%

Capital One Multi-Asset Execution Trust:
Series 2006-A11,Cl. A11, 0.242%, 6/17/19[3]	495,000	493,579
Series 2006-A3,Cl. A3, 5.05%, 12/17/18	535,000	573,254

Chase Issuance Trust, Series 2012-A3, Cl. A3, 0.79%, 6/15/17	465,000	466,802

Citibank Credit Card Issuance Trust:
Series 2013-A11,Cl. A11, 0.391%, 2/7/18[3]	300,000	300,338
Series 2013-A6,Cl. A6, 1.32%, 9/7/18	505,000	510,081

GE Capital Credit Card Master Note Trust:
Series 2010-1,Cl. A, 3.69%, 3/15/18	370,000	378,270
Series 2012-1,Cl. A, 1.03%, 1/15/18	385,000	386,190

		3,108,514

Equipment—0.3%

CLI Funding V LLC, Series 2014-1A, Cl. A, 3.29%, 6/18/29[1]	310,000	311,847

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	92,999	92,699

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	99,388	100,114

		504,660

Home Equity Loan—1.1%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	307,237	307,218

New Residential Advance Receivables Trust:
Series 2014-T1,Cl. A1, 1.274%, 3/15/45[1]	405,000	405,523
Series 2014-T1,Cl. B1, 1.671%, 3/15/45[1]	350,000	350,277

TAL Advantage LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[1]	372,167	378,557

6      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Home Equity Loan (Continued)

TAL Advantage LLC: (Continued)
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[1]	$127,235	$127,381

		1,568,956

Total Asset-Backed Securities (Cost $27,447,599)		27,717,867

Mortgage-Backed Obligations—55.5%

Government Agency—41.9%

FHLMC/FNMA/FHLB/Sponsored—41.7%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	7,392	8,211
5.50%, 9/1/39	685,652	772,957
6.00%, 5/1/18-10/1/29	1,089,099	1,220,156
6.50%, 4/1/18-4/1/34	276,391	307,432
7.00%, 8/1/16-10/1/37	326,295	375,459
8.00%, 4/1/16	36,472	37,460
9.00%, 8/1/22-5/1/25	28,594	31,437

Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	1,808	2,055

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 13.035%, 9/1/29[4]	10,561	2,497
Series 206,Cl. IO, 0.00%, 12/1/29[4,5]	156,559	43,654
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	128,655	25,874

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.029%, 6/1/26[6]	57,638	55,058

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	7,277	8,049
Series 1674,Cl. Z, 6.75%, 2/15/24	22,996	25,679
Series 2034,Cl. Z, 6.50%, 2/15/28	2,956	3,304
Series 2042,Cl. N, 6.50%, 3/15/28	7,637	8,576
Series 2043,Cl. ZP, 6.50%, 4/15/28	368,416	415,892
Series 2046,Cl. G, 6.50%, 4/15/28	22,663	25,503
Series 2053,Cl. Z, 6.50%, 4/15/28	3,644	4,075
Series 2066,Cl. Z, 6.50%, 6/15/28	424,985	472,037
Series 2195,Cl. LH, 6.50%, 10/15/29	300,660	337,212
Series 2220,Cl. PD, 8.00%, 3/15/30	1,913	2,225
Series 2326,Cl. ZP, 6.50%, 6/15/31	78,126	88,140
Series 2461,Cl. PZ, 6.50%, 6/15/32	363,409	409,461
Series 2470,Cl. LF, 1.152%, 2/15/32[3]	2,845	2,924
Series 2500,Cl. FD, 0.652%, 3/15/32[3]	84,431	85,364
Series 2526,Cl. FE, 0.552%, 6/15/29[3]	112,046	112,886
Series 2538,Cl. F, 0.752%, 12/15/32[3]	314,839	318,726
Series 2551,Cl. FD, 0.552%, 1/15/33[3]	67,775	68,210
Series 2635,Cl. AG, 3.50%, 5/15/32	53,709	56,300
Series 2707,Cl. QE, 4.50%, 11/15/18	31,363	33,275
Series 2770,Cl. TW, 4.50%, 3/15/19	18,910	20,140
Series 3025,Cl. SJ, 24.194%, 8/15/35[3]	31,467	47,129
Series 3030,Cl. FL, 0.552%, 9/15/35[3]	4,441	4,452
Series 3645,Cl. EH, 3.00%, 12/15/20	164,832	170,809
Series 3741,Cl. PA, 2.15%, 2/15/35	401,110	410,470
Series 3815,Cl. BD, 3.00%, 10/15/20	11,109	11,442
Series 3822,Cl. JA, 5.00%, 6/15/40	16,081	17,200
Series 3840,Cl. CA, 2.00%, 9/15/18	8,199	8,345
Series 3848,Cl. WL, 4.00%, 4/15/40	61,712	63,912
Series 3857,Cl. GL, 3.00%, 5/15/40	12,270	12,602
Series 4221,Cl. HJ, 1.50%, 7/15/23	143,383	143,751

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 50.109%, 7/17/28[4]	2,300	477
Series 2079,Cl. S, 19.45%, 7/17/28[4]	4,338	917
Series 2130,Cl. SC, 52.223%, 3/15/29[4]	170,755	42,326
Series 2526,Cl. SE, 30.826%, 6/15/29[4]	5,060	1,107
Series 2796,Cl. SD, 52.556%, 7/15/26[4]	256,934	58,750
Series 2920,Cl. S, 54.746%, 1/15/35[4]	935,305	166,504
Series 2922,Cl. SE, 6.889%, 2/15/35[4]	111,338	20,088
Series 3004,Cl. SB, 0.00%, 7/15/35[4,5]	49,024	7,523
Series 3201,Cl. SG, 4.792%, 8/15/36[4]	279,176	48,298
Series 3397,Cl. GS, 14.721%, 12/15/37[4]	22,846	4,239
Series 3424,Cl. EI, 8.548%, 4/15/38[4]	34,881	4,879

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 3450,Cl. BI, 11.827%, 5/15/38[4]	$611,499	$90,523
Series 3606,Cl. SN, 3.74%, 12/15/39[4]	164,757	23,261

Federal National Mortgage Assn.:
2.50%, 6/18/27[7]	2,420,000	2,458,947
3.00%, 7/1/27[7]	1,700,000	1,766,406
3.50%, 7/17/27[7]	2,335,000	2,475,465
4.00%, 7/1/28-7/1/41[7]	17,470,000	18,546,141
4.50%, 7/1/39[7]	8,280,000	8,969,571
5.00%, 7/1/37[7]	10,465,000	11,622,694
6.00%, 7/1/37[7]	160,000	180,250

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	347,870	369,279
5.00%, 3/1/21-7/1/22	26,097	27,794
5.50%, 2/1/35-5/1/36	279,752	314,731
6.50%, 5/1/17-1/1/34	371,080	391,621
7.00%, 11/1/17-7/1/35	149,810	163,034
7.50%, 1/1/33	6,775	7,997
8.50%, 7/1/32	14,793	17,034

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 41.927%, 5/1/23[4]	3,915	771
Series 222,Cl. 2, 20.145%, 6/1/23[4]	406,279	81,955
Series 252,Cl. 2, 40.351%, 11/1/23[4]	399,364	80,808
Series 294,Cl. 2, 12.13%, 2/1/28[4]	42,747	10,159
Series 301,Cl. 2, 0.00%, 4/1/29[4,5]	3,921	819
Series 303,Cl. IO, 9.597%, 11/1/29[4]	74,573	16,263
Series 320,Cl. 2, 7.208%, 4/1/32[4]	286,025	65,254
Series 321,Cl. 2, 0.00%, 4/1/32[4,5]	799,271	168,001
Series 324,Cl. 2, 0.00%, 7/1/32[4,5]	8,384	1,768
Series 331,Cl. 5, 0.00%, 2/1/33[4,5]	11,878	2,562
Series 331,Cl. 9, 5.184%, 2/1/33[4]	243,075	59,405
Series 334,Cl. 12, 0.00%, 3/1/33[4,5]	19,999	4,213
Series 334,Cl. 17, 12.538%, 2/1/33[4]	167,209	38,865
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	283,345	56,804
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	606,165	121,494
Series 343,Cl. 13, 0.00%, 9/1/33[4,5]	272,789	50,018
Series 343,Cl. 18, 0.00%, 5/1/34[4,5]	72,508	13,545
Series 345,Cl. 9, 0.00%, 1/1/34[4,5]	194,761	41,373
Series 351,Cl. 10, 0.00%, 4/1/34[4,5]	98,100	18,369
Series 351,Cl. 8, 0.00%, 4/1/34[4,5]	158,797	29,531
Series 356,Cl. 10, 0.00%, 6/1/35[4,5]	118,204	21,890
Series 356,Cl. 12, 0.00%, 2/1/35[4,5]	57,804	10,762
Series 362,Cl. 13, 0.00%, 8/1/35[4,5]	216,331	39,315
Series 364,Cl. 15, 0.00%, 9/1/35[4,5]	11,523	2,077
Series 364,Cl. 16, 0.00%, 9/1/35[4,5]	233,202	43,342
Series 365,Cl. 16, 0.00%, 3/1/36[4,5]	355,590	66,413

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	284,162	317,899
Series 1998-58,Cl. PC, 6.50%, 10/25/28	217,910	244,797
Series 1998-61,Cl. PL, 6.00%, 11/25/28	105,367	116,621
Series 1999-54,Cl. LH, 6.50%, 11/25/29	179,822	199,650
Series 2001-44,Cl. QC, 6.00%, 9/25/16	5,398	5,614
Series 2001-51,Cl. OD, 6.50%, 10/25/31	13,981	15,447
Series 2001-74,Cl. QE, 6.00%, 12/25/31	267,764	297,465
Series 2002-12,Cl. PG, 6.00%, 3/25/17	3,167	3,318
Series 2003-28,Cl. KG, 5.50%, 4/25/23	2,207,902	2,410,701
Series 2003-84,Cl. GE, 4.50%, 9/25/18	16,195	17,052
Series 2004-101,Cl. BG, 5.00%, 1/25/20	394,862	411,277
Series 2004-25,Cl. PC, 5.50%, 1/25/34	11,542	12,309
Series 2005-73,Cl. DF, 0.402%, 8/25/35[3]	16,167	16,190
Series 2006-11,Cl. PS, 24.009%, 3/25/36[3]	155,020	238,996
Series 2006-46,Cl. SW, 23.642%, 6/25/36[3]	114,258	160,874
Series 2006-50,Cl. KS, 23.643%, 6/25/36[3]	166,490	255,429
Series 2008-14,Cl. BA, 4.25%, 3/25/23	53,357	56,019
Series 2008-75,Cl. DB, 4.50%, 9/25/23	104,231	109,906
Series 2009-113,Cl. DB, 3.00%, 12/25/20	345,053	355,582
Series 2009-36,Cl. FA, 1.092%, 6/25/37[3]	157,045	160,454
Series 2009-70,Cl. NT, 4.00%, 8/25/19	7,386	7,709
Series 2009-70,Cl. TL, 4.00%, 8/25/19	164,130	171,306

7      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2010-43,Cl. KG, 3.00%, 1/25/21	$93,150	$96,559
Series 2011-3,Cl. EL, 3.00%, 5/25/20	582,223	600,037
Series 2011-38,Cl. AH, 2.75%, 5/25/20	9,714	10,000
Series 2011-82,Cl. AD, 4.00%, 8/25/26	181,215	190,040

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 28.043%, 11/18/31[4]	10,074	2,229
Series 2001-63,Cl. SD, 29.095%, 12/18/31[4]	3,711	753
Series 2001-65,Cl. S, 27.485%, 11/25/31[4]	252,755	54,379
Series 2001-68,Cl. SC, 19.665%, 11/25/31[4]	2,309	508
Series 2001-81,Cl. S, 24.331%, 1/25/32[4]	74,846	19,680
Series 2002-28,Cl. SA, 33.645%, 4/25/32[4]	2,327	501
Series 2002-38,Cl. SO, 45.432%, 4/25/32[4]	6,350	1,263
Series 2002-39,Cl. SD, 36.459%, 3/18/32[4]	4,199	1,137
Series 2002-47,Cl. NS, 30.035%, 4/25/32[4]	231,569	51,649
Series 2002-48,Cl. S, 29.314%, 7/25/32[4]	3,846	1,033
Series 2002-51,Cl. S, 30.251%, 8/25/32[4]	212,581	47,414
Series 2002-52,Cl. SD, 34.513%, 9/25/32[4]	295,504	80,441
Series 2002-52,Cl. SL, 31.826%, 9/25/32[4]	2,405	536
Series 2002-53,Cl. SK, 31.677%, 4/25/32[4]	14,629	4,044
Series 2002-56,Cl. SN, 31.059%, 7/25/32[4]	5,244	1,409
Series 2002-60,Cl. SM, 29.258%, 8/25/32[4]	34,130	6,504
Series 2002-7,Cl. SK, 25.751%, 1/25/32[4]	15,921	3,235
Series 2002-77,Cl. BS, 23.872%, 12/18/32[4]	21,404	5,481
Series 2002-77,Cl. IS, 40.934%, 12/18/32[4]	10,818	2,976
Series 2002-77,Cl. SH, 31.503%, 12/18/32[4]	110,397	24,424
Series 2002-84,Cl. SA, 33.714%, 12/25/32[4]	253,598	64,791
Series 2002-9,Cl. MS, 25.371%, 3/25/32[4]	4,020	813
Series 2002-90,Cl. SN, 30.366%, 8/25/32[4]	17,558	3,348
Series 2002-90,Cl. SY, 36.017%, 9/25/32[4]	12,692	2,414
Series 2003-26,Cl. DI, 6.873%, 4/25/33[4]	11,157	2,303
Series 2003-33,Cl. SP, 28.151%, 5/25/33[4]	262,269	52,566
Series 2003-4,Cl. S, 29.838%, 2/25/33[4]	169,597	44,433
Series 2004-54,Cl. DS, 39.025%, 11/25/30[4]	208,692	39,503
Series 2005-12,Cl. SC, 9.023%, 3/25/35[4]	55,913	11,840
Series 2005-14,Cl. SE, 37.014%, 3/25/35[4]	167,216	26,080
Series 2005-40,Cl. SA, 48.646%, 5/25/35[4]	481,991	100,470
Series 2005-40,Cl. SB, 53.344%, 5/25/35[4]	22,791	4,696
Series 2005-52,Cl. JH, 1.85%, 5/25/35[4]	116,462	18,408
Series 2005-93,Cl. SI, 10.794%, 10/25/35[4]	394,847	63,481
Series 2008-55,Cl. SA, 15.959%, 7/25/38[4]	37,786	5,305
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	182,709	13,735
Series 2012-40,Cl. PI, 1.527%, 4/25/41[4]	205,116	34,878

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.871%, 9/25/23[6]	128,118	123,985

		62,499,868

GNMA/Guaranteed—0.2%

Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	13,134	14,590
8.50%, 8/15/17-12/15/17	35,263	37,593

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 62.628%, 2/16/32[4]	355,553	65,146
Series 2007-17,Cl. AI, 13.767%, 4/16/37[4]	107,955	19,939
Series 2011-52,Cl. HS, 9.553%, 4/16/41[4]	724,275	142,104

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	49,967	59,192
Series 2000-7,Cl. Z, 8.00%, 1/16/30	18,794	21,801

		360,365

Non-Agency—13.6%

Commercial—11.7%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0%, 4/14/29[4,5]	1,762,644	70,359

	Principal Amount	Value

Commercial (Continued)

Banc of America Commercial Mortgage Trust:
Series 2006-5,Cl. AM, 5.448%, 9/10/47	$425,000	$457,495
Series 2006-6,Cl. AM, 5.39%, 10/10/45	685,000	740,206

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.20%, 9/26/35[1,3]	272,219	279,946

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.41%, 10/25/35[3]	297,690	295,731

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[3]	295,000	320,852

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[2,4,5]	1,653,585	73,947

CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.527%, 1/15/46[3]	420,000	446,176

Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.341%, 12/10/49[3]	410,000	460,739
Series 2013-GC11,Cl. D, 4.606%, 4/10/46[1,3]	160,000	150,399

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.50%, 10/25/35[3]	510,732	502,985

COMM Mortgage Trust:
Series 2006-C7,Cl. AM, 5.97%, 6/10/46[3]	695,000	748,050
Series 2012-CR4,Cl. D, 4.729%, 10/15/45[1,3]	50,000	48,840
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[1,3]	75,000	71,937
Series 2013-CR7,Cl. D, 4.496%, 3/10/46[1,3]	175,000	163,644

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1,Cl. XPA, 0.00%, 7/10/46[1,4,5]	3,555,778	112,828
Series 2012-CR5,Cl. XA, 0.00%, 12/10/45[4,5]	2,772,198	281,680

Countrywide Home Loans, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	35,715	35,441

Credit Suisse Commercial Mortgage Trust:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	281,681	226,491
Series 2006-C1,Cl. AJ, 5.643%, 2/15/39[3]	275,000	292,040
Series 2006-C4,Cl. AM, 5.509%, 9/15/39	155,000	166,920

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	410,000	429,050

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.619%, 9/26/36[1,3]	109,289	110,513

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.73%, 11/10/46[1,3]	75,000	81,483

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	281,640	279,113
Series 2005-FA8,Cl. 1A6, 0.802%, 11/25/35[3]	276,689	214,138

FREMF Mortgage Trust:
Series 2011-K702,Cl. B, 4.936%, 4/25/44[1,3]	155,000	168,580
Series 2012-K501,Cl. C, 3.609%, 11/25/46[1,3]	35,000	35,961
Series 2013-K25,Cl. C, 3.618%, 11/25/45[1,3]	90,000	88,652
Series 2013-K26,Cl. C, 3.723%, 12/25/45[1,3]	60,000	58,953
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,3]	95,000	92,454
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,3]	95,000	92,267
Series 2013-K502,Cl. C, 3.31%, 3/25/45[1,3]	175,000	177,949
Series 2013-K712,Cl. C, 3.483%, 5/25/45[1,3]	75,000	75,303
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,3]	115,000	113,841
Series 2014-K715,Cl. C, 4.265%, 2/25/46[1,3]	50,000	51,758

GCCFC Commercial Mortgage Trust:
Series 2006-GG7,Cl. AM, 6.015%, 7/10/38[3]	35,000	38,003
Series 2007-GG11,Cl. AM, 5.867%, 12/10/49[3]	475,000	525,790

GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.489%, 11/10/45[3]	165,000	168,427

GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[3]	165,000	176,048

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,3]	453,944	428,608

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.211%, 7/25/35[3]	182,863	184,129

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	415,000	426,895
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[3]	60,000	64,085
Series 2012-LC9,Cl. E, 4.573%, 12/15/47[1,3]	185,000	180,408

8      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Commercial (Continued)

JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	$435,248	$400,759

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.619%, 9/26/36[1,3]	416,168	417,632
Series 2009-5,Cl. 1A2, 2.612%, 7/26/36[1,3]	407,042	347,404

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[4,5]	743,303	18,267

LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 6.049%, 6/15/38[3]	185,000	200,948

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,3]	76,140	67,081

Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[3]	565,000	613,259

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.818%, 11/15/45[1,3]	145,000	142,142
Series 2013-C7,Cl. D, 4.442%, 2/15/46[1,3]	175,000	164,660
Series 2013-C8,Cl. D, 4.311%, 12/15/48[1,3]	130,000	121,523

Morgan Stanley Capital I Trust:
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	540,000	589,106
Series 2007-IQ15,Cl. AM, 6.105%, 6/11/49[3]	490,000	540,888

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.049%, 11/26/36[2,3]	464,380	284,070

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.395%, 6/26/46[1,3]	417,601	421,795

Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0%, 5/18/32[4,5]	3,048,971	46

Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Cl. 3A1, 4.807%, 7/25/37[3]	413,720	326,196

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.048%, 5/10/63[1,3]	65,000	61,945

Wachovia Bank Commercial Mortgage Trust:
Series 2005-C17,Cl. AJ, 5.224%, 3/15/42[3]	175,000	179,683
Series 2005-C22,Cl. AM, 5.505%, 12/15/44[3]	260,000	274,414

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.376%, 12/25/35[3]	325,918	317,157

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.614%, 6/25/35[3]	680,075	695,596
Series 2005-AR15,Cl. 1A6, 2.606%, 9/25/35[3]	82,842	78,569
Series 2006-AR8,Cl. 2A4, 2.622%, 4/25/36[3]	202,461	199,107
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	248,675	258,349
Series 2007-AR3,Cl. A4, 5.673%, 4/25/37[3]	91,740	91,167
Series 2007-AR8,Cl. A1, 6.118%, 11/25/37[3]	244,276	227,030

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.608%, 12/15/45[1,3]	75,000	72,759
Series 2012-C7,Cl. E, 5.002%, 6/15/45[1,3]	120,000	120,249
Series 2012-C8,Cl. E, 5.04%, 8/15/45[1,3]	145,000	146,912
Series 2013-C11,Cl. D, 4.322%, 3/15/45[1,3]	74,000	70,764

		17,658,591

Multi-Family—0.3%

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.359%, 6/25/36[3]	245,675	229,184

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.613%, 3/25/36[3]	175,148	175,930

		405,114

Residential—1.6%

Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 6.015%, 2/10/51[3]	470,000	526,737

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	243,200	220,528
Series 2007-C,Cl. 1A4, 5.354%, 5/20/36[3]	98,748	96,637

Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	170,816	161,113

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.262%, 7/25/36[3]	199,875	195,494

	Principal Amount	Value

Residential (Continued)

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[3]	$100,000	$105,661

Countrywide Home Loans:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	188,219	179,021
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	26,099	27,380

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	140,791	135,879

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.252%, 8/25/36[3]	56,234	28,867

MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.335%, 10/25/36[3]	33,481	33,262

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,8]	3,370,016	217,366

RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	67,913	69,042
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	1,338	1,069
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	16,510	13,146

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.422%, 10/25/33[3]	175,585	178,433

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.684%, 10/25/36[3]	226,350	222,571

		2,412,206

Total Mortgage-Backed Obligations (Cost $86,488,842)		83,336,144

U.S. Government Obligations—6.9%

United States Treasury Nts.:
0.625%, 5/31/17	1,248,000	1,239,663
0.75%, 6/30/17	6,372,000	6,346,366
0.875%, 6/15/17	1,387,000	1,387,379
1.625%, 4/30/19	1,438,000	1,440,528

Total U.S. Government Obligations (Cost $10,396,343)		10,413,936

Corporate Bonds and Notes—49.0%

Consumer Discretionary—8.3%

Auto Components—0.8%

Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	395,000	428,081

Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	200,000	200,604

TRW Automotive, Inc.:
4.50% Sr. Unsec. Nts., 3/1/21[1]	245,000	259,087
7.25% Sr. Unsec. Nts., 3/15/17[1]	328,000	374,740

		1,262,512

Automobiles—2.0%

Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	406,000	409,384
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	360,013

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	894,000	1,050,717

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[1]	363,000	417,450

Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[1]	392,000	393,673

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	284,000	297,495

		2,928,732

Hotels, Restaurants & Leisure—0.8%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	134,000	134,106

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	386,000	388,416

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	65,000	68,536

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	261,000	310,608

9      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	$335,000	$372,010

		1,273,676

Household Durables—0.6%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	354,000	376,567

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	364,000	375,830

Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	104,000	104,121

		856,518

Media—2.5%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	196,723

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	292,000	424,899

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	365,000	379,251

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	235,000	247,290

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	340,000	369,750

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	64,000	70,317
9.15% Debs., 2/1/23	61,000	84,597

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	191,000	197,368

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	373,000	377,196

Numericable Group SA, 4.875% Sr. Sec. Nts., 5/15/19[1]	381,000	391,478

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	85,000	89,474

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	381,000	371,698

Time Warner, Inc., 4.875% Sr. Unsec. Nts., 3/15/20	264,000	296,109

WPP Finance 2010, 4.75% Sr. Unsec. Nts., 11/21/21	267,000	293,311

		3,789,461

Multiline Retail—0.8%

Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	469,000	502,312

Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	650,000	651,278

		1,153,590

Specialty Retail—0.3%

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	142,000	155,080

L Brands, Inc., 7% Sr. Unsec. Nts., 5/1/20	42,000	48,458

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	192,000	195,372

		398,910

Textiles, Apparel & Luxury Goods—0.5%

Levi Strauss & Co., 7.625% Sr. Unsec. Nts., 5/15/20	346,000	374,113

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	405,000	400,950

		775,063

Consumer Staples—2.7%

Beverages—1.1%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	324,000	496,671

	Principal Amount	Value

Beverages (Continued)

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	$423,000	$421,942

Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[1]	433,000	437,711

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	206,000	223,079

		1,579,403

Food & Staples Retailing—0.4%

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	215,000	229,766

Kroger Co., 6.40% Sr. Unsec. Nts., 8/15/17	217,000	248,739

Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	86,000	86,508

		565,013

Food Products—0.7%

Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	332,000	345,877
8.50% Sr. Unsec. Nts., 6/15/19	289,000	363,495

Tyson Foods, Inc., 6.60% Sr. Unsec. Nts., 4/1/16	341,000	373,652

		1,083,024

Tobacco—0.5%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	227,000	385,543

Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	206,000	203,720

Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	198,000	227,439

		816,702

Energy—5.9%

Energy Equipment & Services—0.9%

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	100,000	109,052

Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	294,000	300,271
4.625% Sr. Unsec. Nts., 9/15/21	201,000	217,959
5.00% Sr. Unsec. Nts., 9/15/20	117,000	131,431

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	153,000	164,074

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	300,000	340,894

		1,263,681

Oil, Gas & Consumable Fuels—5.0%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	163,000	205,935

Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[1]	182,000	210,465

Chesapeake Energy Corp., 6.625% Sr. Unsec. Nts., 8/15/20	334,000	385,770

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	289,000	295,503

CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	147,000	136,690

CNOOC Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	302,000	302,984

Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	428,000	457,762

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	290,000	303,291

DCP Midstream Operating LP, 3.875% Sr. Unsec. Nts., 3/15/23	423,000	428,817

El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	152,000	158,879

Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	326,000	332,907

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	299,000	303,547

10      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

EnLink Midstream Partners LP: (Continued)
4.40% Sr. Unsec. Nts., 4/1/24	$185,000	$194,402

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	394,000	409,235
5.45% Sr. Unsec. Nts., 10/14/21[1]	245,000	273,320

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	70,000	79,718

Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	398,000	431,830

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	420,000	425,145

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	232,000	246,171

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	238,000	260,198
4.75% Sr. Unsec. Nts., 3/15/24	194,000	210,469

Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	390,000	409,500

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	395,000	433,512

Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	194,000	206,054

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	354,000	386,814

		7,488,918

Financials—14.8%

Capital Markets—3.5%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	312,000	314,453

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	382,000	394,852

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	209,000	232,526

Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	347,000	354,016
4.80% Sr. Unsec. Nts., 7/8/44[7]	63,000	62,693
5.70% Jr. Sub. Perpetual Bonds, Series L3,9	381,000	395,548

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	337,000	353,501

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	603,000	692,903

Morgan Stanley, 5% Sub. Nts., 11/24/25	714,000	763,715

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	373,000	379,259

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	470,917

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,9]	695,000	742,781

		5,157,164

Commercial Banks—5.6%

Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	419,000	432,319

Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	354,000	486,526
8.00% Jr. Sub. Perpetual Bonds, Series K3,9	330,000	366,996
5.125% Jr. Sub. Perpetual Bonds, Series V3,9	70,000	69,938

Barclays Bank plc:
3.75% Sr. Unsec. Nts., 5/15/24	303,000	305,276
5.14% Sub. Nts., 10/14/20	399,000	437,536

Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	344,000	429,097
5.95% Jr. Sub. Perpetual Bonds, Series D3,9	398,000	402,477

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	388,000	472,434

Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,3,9]	627,000	667,363

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	890,000	928,937

	Principal Amount	Value

Commercial Banks (Continued)

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds[3,9]	$330,000	$356,813

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[1]	319,000	374,857

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,3,9]	334,000	374,915

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,3,9]	667,000	703,685

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,9	400,000	428,000

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,9]	370,000	396,825

SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	385,000	403,771

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S3,9	383,000	406,459

		8,444,224

Consumer Finance—0.3%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	389,000	413,799

Diversified Financial Services—0.9%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	309,000	304,372

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	548,000	582,855

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	420,000	429,450

		1,316,677

Insurance—3.1%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]	292,000	306,814

Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	347,000	376,259

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	308,000	319,334

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	310,000	327,290

Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	608,000	650,590

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	456,000	473,255

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	688,000	699,180

Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	101,000	101,183

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	300,000	307,125

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3,9]	663,000	711,067

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,3]	365,000	392,375

		4,664,472

Real Estate—0.1%

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	151,000	151,101

Real Estate Investment Trusts (REITs)—1.3%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	166,218
5.90% Sr. Unsec. Nts., 11/1/21	200,000	230,943

ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2% Sr. Unsec. Nts., 2/6/17[1]	391,000	392,134

CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	227,000	228,182

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	381,000	380,048

Hospitality Properties Trust:
4.65% Sr. Unsec. Nts., 3/15/24	186,000	195,171

11      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

Hospitality Properties Trust: (Continued)
5.125% Sr. Unsec. Nts., 2/15/15	$411,000	$413,071

		2,005,767

Health Care—2.5%

Biotechnology—0.2%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	232,000	273,945

Health Care Equipment & Supplies—0.9%

Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	394,000	409,978

CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	384,000	383,924
3.875% Sr. Unsec. Nts., 5/15/24	188,000	190,215

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	352,000	364,708

		1,348,825

Health Care Providers & Services—0.4%

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[1]	295,000	303,850

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	350,000	388,500

		692,350

Life Sciences Tools & Services—0.2%

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	121,000	126,714
5.30% Sr. Unsec. Nts., 2/1/44	140,000	155,721

		282,435

Pharmaceuticals—0.8%

Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17[1]	243,000	242,673

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	373,000	408,721

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	386,000	386,000

Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	151,000	151,453

		1,188,847

Industrials—4.3%

Aerospace & Defense—0.9%

B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	382,000	417,813

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	342,000	375,345

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	100,000	100,249
3.95% Sr. Unsec. Nts., 5/28/24	181,000	182,649

Textron, Inc.:
4.30% Sr. Unsec. Nts., 3/1/24	189,000	195,985
6.20% Sr. Unsec. Nts., 3/15/15	28,000	29,146

		1,301,187

Building Products—0.3%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	422,000	433,859

Commercial Services & Supplies—0.6%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	395,000	409,319

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	485,000	502,342

		911,661

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	294,000	293,265

	Principal Amount	Value

Industrial Conglomerates—0.4%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,9	$574,000	$639,637

Machinery—0.5%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	193,000	203,308

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	340,000	358,154

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	148,000	161,132

		722,594

Professional Services—0.3%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	400,000	405,000

Road & Rail—0.6%

ERAC USA Finance LLC, 2.35% Sr. Unsec. Nts., 10/15/19[1]	66,000	65,903

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	315,000	298,494

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	368,000	378,409
4.25% Sr. Unsec. Nts., 1/17/23[1]	230,000	238,364

		981,170

Trading Companies & Distributors—0.5%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	383,000	392,575

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	376,000	415,010

		807,585

Information Technology—2.4%

Communications Equipment—0.2%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	212,000	205,382

Electronic Equipment, Instruments, & Components— 0.8%

Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	124,000	125,917

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	527,000	574,908

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	500,000	532,875

		1,233,700

IT Services—0.6%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	297,000	296,813
3.50% Sr. Unsec. Nts., 4/15/23	207,000	203,939

Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	391,000	400,056

		900,808

Software—0.2%

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24[7]	269,000	268,389

Technology Hardware, Storage & Peripherals—0.6%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	211,000	214,284

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	367,000	378,995

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[1]	340,000	348,500

		941,779

Materials—3.4%

Chemicals—0.7%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	222,000	221,641

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	123,000	134,982

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	380,000	396,150

12      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Chemicals (Continued)

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	$306,000	$297,986

		1,050,759

Construction Materials—0.2%

CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	365,000	382,782

Containers & Packaging—0.8%

Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	180,000	193,500

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	300,000	321,752

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	617,000	635,607

		1,150,859

Metals & Mining—1.6%

Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	238,000	263,034

Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	190,000	189,258

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	149,326

Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	403,000	404,647
3.875% Sr. Unsec. Nts., 3/15/23	215,000	214,625
5.45% Sr. Unsec. Nts., 3/15/43	113,000	117,471

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	245,000	254,883
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	370,000	393,017

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	284,000	293,940

Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	105,000	98,891

		2,379,092

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	153,000	153,813

Telecommunication Services—2.7%

Diversified Telecommunication Services—2.3%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	252,000	239,418

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	264,000	421,063

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	344,000	407,640

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	$230,000	$266,225

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	380,000	485,510

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	426,000	454,222

Verizon Communications, Inc.:
4.50% Sr. Unsec. Nts., 9/15/20	891,000	981,254
6.40% Sr. Unsec. Nts., 2/15/38	195,000	238,594

		3,493,926

Wireless Telecommunication Services—0.4%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	334,000	316,871

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	119,000	113,736
6.25% Sr. Unsec. Nts., 11/30/32	125,000	153,676
		584,283

Utilities—2.0%

Electric Utilities—1.2%

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	230,000	240,443

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	329,000	328,358
5.30% Sr. Unsec. Nts., 7/1/43	78,000	86,081

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	198,000	212,085

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	80,937

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	329,000	334,805

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	429,000	483,051

		1,765,760

Independent Power and Renewable Electricity Producers—0.2%

Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[1]	272,000	276,733

Multi-Utilities—0.6%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	327,000	365,412

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	210,206
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	155,000	176,373

PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	244,000	246,436

		998,427

Total Corporate Bonds and Notes (Cost $69,963,650)		73,457,259

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional (000’s)

Over-the-Counter Credit Default Swaptions Purchased—0.0%

Credit Default Swap maturing 6/20/19 Call[10]	JPM	Buy	CDX.NA.IG.22	1.000%	12/17/14	USD	13,008	17,494

Credit Default Swap maturing 6/20/19 Call[10]	JPM	Buy	CDX.NA.IG.22	1.000	10/15/14	USD	13,729	8,420

13      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional (000’s)	Value

Over-the-Counter Credit Default Swaptions Purchased (Continued)

Credit Default Swap maturing 6/20/19 Call[10]	DEU	Buy	CDX.NA.IG.22	1.000	10/15/14	USD	13,730	$8,421

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $76,819)								34,335

Total Investments, at Value (Cost $194,373,253)							129.9%	194,959,541

Net Other Assets (Liabilities)							(29.9)	(44,899,099)

Net Assets							100.0%	$150,060,442

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $35,010,659 or 23.33% of the Fund’s net assets as of June 30, 2014.

2. Restricted security. The aggregate value of restricted securities as of June 30, 2014 was $2,002,065, which represents 1.33% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	$370,303	$73,947	$(296,356)
Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	259,927	263,541	3,614
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	74,594	67,081	(7,513)
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.049%, 11/26/36	10/24/12-6/1/14	240,295	284,070	43,775
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	3,281,116	217,366	(3,063,750)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	678,762	703,685	24,923
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	384,451	392,375	7,924

		$5,289,448	$2,002,065	$(3,287,383)

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,169,669 or 2.11% of the Fund’s net assets as of June 30, 2014.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $179,043 or 0.12% of the Fund’s net assets as of June 30, 2014.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See Note 1 of the accompanying Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Non-income producing security.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of June 30, 2014. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	22,407,494	24,855,693	47,263,187	—

Income

Oppenheimer Institutional Money Market Fund, Cl. E	$4,812

14      OPPENHEIMER CORE BOND FUND/VA

Futures Contracts as of June 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	9/19/14	16	$2,195,000	$(2,501)
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/14	190	41,722,814	16,244
United States Treasury Nts., 5 yr.	CBT	Sell	9/30/14	7	836,227	2,346
United States Treasury Nts., 10 yr.	CBT	Sell	9/19/14	11	1,376,891	(402)
United States Treasury Ultra Bonds	CBT	Buy	9/19/14	54	8,096,625	102,394

						$118,081

Glossary:
Counterparty Abbreviations
DEU	Deutsche Bank AG
JPM	JPMorgan Chase Bank NA

Definitions
CDX.NA.IG.22	Markit CDX North American Investment Grade High Volatility

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

15      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES     June 30, 2014     Unaudited

Assets
Investments, at value—see accompanying statement of investments (cost $194,373,253)	$194,959,541

Cash used for collateral on futures	200,000

Receivables and other assets:
Investments sold (including $3,173,841 sold on a when-issued or delayed delivery basis)	3,783,360
Interest, dividends and principal paydowns	1,019,873
Shares of beneficial interest sold	132,388
Variation margin receivable	35,438
Other	33,864

Total assets	200,164,464

Liabilities
Bank overdraft	110,327

Payables and other liabilities:
Investments purchased (including $49,238,677 purchased on a when-issued or delayed delivery basis)	49,815,347
Shares of beneficial interest redeemed	91,835
Trustees’ compensation	27,920
Shareholder communications	17,926
Distribution and service plan fees	11,412
Variation margin payable	11,177
Other	18,078

Total liabilities	50,104,022

Net Assets	$150,060,442

Composition of Net Assets
Par value of shares of beneficial interest	$19,249

Additional paid-in capital	229,245,816

Accumulated net investment income	2,265,404

Accumulated net realized loss on investments	(82,174,396)

Net unrealized appreciation on investments	704,369

Net Assets	$150,060,442

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $94,757,438 and 12,105,176 shares of beneficial interest outstanding)	$7.83

Service Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $55,303,004 and 7,143,979 shares of beneficial interest outstanding)	$7.74

See accompanying Notes to Financial Statements.

16      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS     For the Six Months Ended June 30, 2014     Unaudited

Investment Income
Interest	$2,839,365

Fee income on when-issued securities	510,830

Dividends from affiliated companies	4,812

Total investment income	3,355,007

Expenses
Management fees	449,849

Distribution and service plan fees - Service shares	68,943

Transfer and shareholder servicing agent fees:
Non-Service shares	47,403
Service shares	27,572

Shareholder communications:
Non-Service shares	10,322
Service shares	5,983

Custodian fees and expenses	14,573

Trustees’ compensation	8,840

Other	31,008

Total expenses	664,493
Less waivers and reimbursements of expenses	(33,260)

Net expenses	631,233

Net Investment Income	2,723,774

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	1,381,834
Closing and expiration of futures contracts	578,649

Net realized gain	1,960,483

Net change in unrealized appreciation/depreciation on:
Investments	3,226,409
Futures contracts	110,463

Net change in unrealized appreciation/depreciation	3,336,872

Net Increase in Net Assets Resulting from Operations	$8,021,129

See accompanying Notes to Financial Statements.

17      OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$2,723,774	$7,267,680

Net realized gain	1,960,483	125,040

Net change in unrealized appreciation/depreciation	3,336,872	(7,829,173)

Net increase (decrease) in net assets resulting from operations	8,021,129	(436,453)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,942,639)	(5,333,237)
Service shares	(2,786,113)	(3,004,980)

	(7,728,752)	(8,338,217)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(2,223,606)	(14,737,860)
Service shares	260,693	(6,439,915)
	(1,962,913)	(21,177,775)

Net Assets
Total decrease	(1,670,536)	(29,952,445)

Beginning of period	151,730,978	181,683,423

End of period (including accumulated net investment income of $2,265,404 and $7,270,382, respectively)	$150,060,442	$151,730,978

See accompanying Notes to Financial Statements.

18      OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$7.83	$8.26	$7.88	$7.73	$7.07	$6.45

Income (loss) from investment operations:
Net investment income[2]	0.15	0.36	0.35	0.36	0.40	0.48
Net realized and unrealized gain (loss)	0.28	(0.37)	0.44	0.25	0.40	0.14

Total from investment operations	0.43	(0.01)	0.79	0.61	0.80	0.62

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.42)	(0.41)	(0.46)	(0.14)	0.00

Net asset value, end of period	$7.83	$7.83	$8.26	$7.88	$7.73	$7.07

Total Return, at Net Asset Value[3]	5.51%	(0.10)%	10.29%	8.27%	11.42%	9.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94,757	$96,785	$116,989	$122,271	$132,557	$137,597

Average net assets (in thousands)	$96,123	$105,012	$119,547	$127,341	$136,333	$137,631

Ratios to average net assets:[4]
Net investment income	3.70%	4.51%	4.34%	4.71%	5.32%	7.40%
Total expenses[5]	0.79%	0.80%	0.77%	0.77%	0.79%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.75%	0.75%	0.75%	0.70%	0.61%

Portfolio turnover rate[6]	74%	115%	140%	99%	98%	143%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.79%
Year Ended December 30, 2011	0.79%
Year Ended December 31, 2010	0.80%
Year Ended December 31, 2009	0.76%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$271,747,712	$257,723,644
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121

See accompanying Notes to Financial Statements.

19      OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$7.74	$8.17	$7.79	$7.65	$6.99	$6.41

Income (loss) from investment operations:
Net investment income[2]	0.14	0.34	0.33	0.34	0.37	0.46
Net realized and unrealized gain (loss)	0.27	(0.37)	0.44	0.24	0.41	0.12

Total from investment operations	0.41	(0.03)	0.77	0.58	0.78	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.40)	(0.39)	(0.44)	(0.12)	0.00

Net asset value, end of period	$7.74	$7.74	$8.17	$7.79	$7.65	$6.99

Total Return, at Net Asset Value[3]	5.29%	(0.38)%	10.17%	7.93%	11.28%	9.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,303	$54,946	$64,694	$62,294	$56,562	$56,717

Average net assets (in thousands)	$55,903	$59,523	$67,116	$58,629	$57,313	$52,648

Ratios to average net assets:[4]
Net investment income	3.46%	4.26%	4.07%	4.42%	5.06%	7.16%
Total expenses[5]	1.04%	1.05%	1.02%	1.02%	1.04%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	1.00%	1.00%	1.00%	0.95%	0.86%

Portfolio turnover rate[6]	74%	115%	140%	99%	98%	143%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.04%
Year Ended December 30, 2011	1.04%
Year Ended December 31, 2010	1.05%
Year Ended December 31, 2009	1.02%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$271,747,712	$257,723,644
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121

See accompanying Notes to Financial Statements.

20      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Core Bond Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$49,238,677
Sold securities	3,173,841

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2014 is as follows:

Cost	$3,281,116
Market Value	$217,366
Market value as % of Net Assets	0.14%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

21      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2013, the Fund utilized $62,802 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $372,480. Details of the fiscal year ended December 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$ 8,625,089
2017	75,069,850

Total	$ 83,694,939

As of June 30, 2014, it is estimated that the capital loss carryforwards would be $81,734,456 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2014, it is estimated that the Fund will utilize $1,960,483 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$194,425,607
Federal tax cost of other investments	(38,152,388)

Total federal tax cost	$156,273,219

Gross unrealized appreciation	$6,460,332
Gross unrealized depreciation	(5,808,317)

Net unrealized appreciation	$652,015

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the

22      OPPENHEIMER CORE BOND FUND/VA

1. Significant Accounting Policies (Continued)

securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

23      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

24      OPPENHEIMER CORE BOND FUND/VA

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$27,717,867	$—	$27,717,867
Mortgage-Backed Obligations	—	83,118,778	217,366	83,336,144
U.S. Government Obligations	—	10,413,936	—	10,413,936
Corporate Bonds and Notes	—	73,457,259	—	73,457,259
Over-the-Counter Credit Default Swaptions Purchased	—	34,335	—	34,335

Total Investments, at Value	—	194,742,175	217,366	194,959,541
Other Financial Instruments:
Futures contracts	120,984	—	—	120,984

Total Assets	$120,984	$194,742,175	$217,366	$195,080,525

Liabilities Table
Other Financial Instruments:
Futures contracts	$(2,903)	$—	$—	$(2,903)

Total Liabilities	$(2,903)	$—	$—	$(2,903)

Foreign currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$73,738	$(73,738)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class Non-Service
Sold	216,269	$1,738,001	533,702	$4,292,431
Dividends and/or distributions reinvested	636,119	4,942,639	682,873	5,333,237
Redeemed	(1,107,171)	(8,904,246)	(3,017,265)	(24,363,528)

Net decrease	(254,783)	$(2,223,606)	(1,800,690)	$(14,737,860)

Class Service
Sold	1,134,870	$8,995,324	1,641,559	$13,196,539
Dividends and/or distributions reinvested	362,777	2,786,113	388,743	3,004,980
Redeemed	(1,454,980)	(11,520,744)	(2,851,850)	(22,641,434)

Net increase (decrease)	42,667	$260,693	(821,548)	$(6,439,915)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$83,424,357	$72,601,974
U.S. government and government agency obligations	38,918,444	31,722,015
To Be Announced (TBA) mortgage-related securities	271,747,712	257,723,644

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

25      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $17,337 and $10,116 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $5,807 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

26      OPPENHEIMER CORE BOND FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $11,749,366 and $33,022,887 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

27      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $9,127 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at June 30, 2014:

28      OPPENHEIMER CORE BOND FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the
		Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Deutsche Bank Securities, Inc.	$8,421	$ —	$ —	$ —	$8,421
JPMorgan Chase Bank NA	25,914	—	—	—	25,914

	$34,335	$ —	$ —	$ —	$34,335

* OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 30, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$35,438*	Variation margin payable	$11,177*
Credit contracts	Investments, at value	34,335**	Investments, at value	—

Total		$69,773		$11,177

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as		Closing and expiration of
Hedging Instruments		futures contracts

Interest rate contracts		$578,649

	Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Total

Credit contracts	$(42,484)	$—	$(42,484)
Interest rate contracts	—	110,463	110,463

Total	$(42,484)	$110,463	$67,979

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of June 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and

29      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

30      OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31      OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER CORE BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Peter A. Strzalkowski, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

          June 30, 2014

Oppenheimer Global Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Manager: Rajeev Bhaman, CFA

Cumulative Total Returns

For the 6-Month Period Ended 6/30/14

Non-Service Shares	4.57%
Service Shares	4.46%

Average Annual Total Returns For the Periods Ended 6/30/14
	1-Year	5-Year	10-Year
Non-Service Shares	23.31%	16.42%	9.00%
Service Shares	23.00%	16.13%	8.73%

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns include changes in share price and reinvested distributions but should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

Telefonaktiebolaget LM Ericsson, Cl. B	2.7%
McGraw Hill Financial, Inc.	2.2
Walt Disney Co. (The)	2.1
SAP AG	1.9
LVMH Moet Hennessy Louis Vuitton SA	1.9
eBay, Inc.	1.9
UBS AG	1.9
Colgate-Palmolive Co.	1.9
Airbus Group NV	1.8
Technip SA	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

Regional Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of investments.

2        OPPENHEIMER GLOBAL FUND/VA

Fund Performance Discussion

During the six-month reporting period, the Fund’s Non-Service shares produced a return of 4.57%. By comparison, the MSCI AC World Index (the “Index”) returned 6.18%. The Fund underperformed the Index primarily due to stock selection in the financials, information technology and industrials sectors and systematic underweight positions in the energy and utilities sectors. The Fund outperformed the Index in the health care and consumer discretionary sectors due to stock selection.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Despite market volatility early in the reporting period and rising geopolitical risks in Ukraine and the Middle East, global equities generally rebounded and produced positive returns in the first half of 2014, thanks largely to a continued global economic recovery and stimulative monetary policies from central banks throughout the world. Among the central bank measures that boosted the markets, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in April and May was positive, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

TOP INDIVIDUAL CONTRIBUTORS

During the reporting period, top contributors to performance included health care stocks Shire plc and Allergan, Inc., and ICICI Bank Ltd. Shire is a pharmaceutical company that focuses on attention deficit and hyperactivity disorders as well as gastrointestinal and renal diseases. During the reporting period, AbbVie, a U.S. pharmaceuticals company, offered to buy Shire at a significant premium to the share price and the shares rallied. Allergan is a drug company that addresses several specialty markets such as ophthalmology, obesity, medical aesthetics and dermatology (the company manufactures Botox). During the reporting period, Allergan became the subject of a bid from pharmaceutical company Valeant and the hedge fund Pershing Square. It also announced a restructuring, targeted to cut $475 million in costs in 2015. ICICI Bank is the largest private sector bank in India, a country where more than half the banking sector is state-owned. In an environment where the public sector banks are inadequately capitalized for the level of non-performing loans on their books and where the government’s ability to continually inject new capital is impaired as a result of its financial position, we believe ICICI should be able to grow faster with less competition. The recent victory of the Bharatiya Janata Party (BJP) in the national elections, which resulted in a significant mandate for the newly elected Prime Minister, Narendra Modi, has led to great expectations of a meaningful acceleration in growth in the Indian economy and the prospects of banks.

TOP INDIVIDUAL DETRACTORS

The most significant detractors from the Fund’s performance included Deutsche Bank AG, Airbus Group NV and luxury shoemaker Tod’s. Continued prosecutorial activism and litigation activity has led to the financial industry paying significant fines for past transgressions. Heightened concerns about the persistence of such fines and their increasing magnitude have led to worries about the adequacy of capital at global investment banks in particular. This, combined with low levels of market activity that detracted from profits, led to Deutsche Bank’s underperformance. During the reporting period, Deutsche Bank raised over $10 billion in fresh capital, increasing its equity level significantly. In our opinion, the stock is trading at attractive valuations. Airbus Group along with Boeing constitutes a global duopoly in the large jet airplane market. It has a product refresh coming with the re-engining of both its single aisle A320 and dual aisle A330 products that we believe has the potential to improve profitability over the next several years. The newest Airbus product, the Airbus A350, is expected to be in commercial service by the first quarter of 2015. Concerns about the near-term impact on margins of these developments led to a pullback in the shares after substantial outperformance in the past year. We continue to believe that the industry construct combined with approximately nine years of backlog make the shares an attractive proposition at this time. A slowdown in growth for luxury goods in China and Asia Pacific has affected the share performance of Tod’s. We believe that Tod’s’ iconic products and ethos have long-term appeal to the luxury goods consumer that should result in a reacceleration in growth and share price performance.

STRATEGY & OUTLOOK

The Fund is a long-term, growth oriented investment portfolio. We use a bottom-up, fundamental approach, combined with an understanding of longer-term macroeconomic trends, in seeking to identify the high-quality companies with superior, sustainable characteristics, that we favor. We seek to add value via our individual stock selection, and make no effort to mimic Index weights for industries, sectors, regions or countries. Valuation is critical to our investment

3        OPPENHEIMER GLOBAL FUND/VA

decisions. Assuming we properly understand a given set of business economics, our return structure is principally a function of paying an appropriate price for the growth and returns inherent in a company.

In our opinion, the outlook for the world economy continues to improve. U.S. economic activity and employment is rising, enabling the Fed to continue tapering its quantitative easing activity. In response, U.S. interest rates have been rising but, interestingly, longer-term rates have not, usually a sign that market expectations regarding rising rates are restrained. European monetary conditions are quite different, with the ECB providing increased liquidity. In our opinion, business conditions in Europe are improving, the Spanish economy being a good example. In any case, the vast majority of the companies in our portfolio, especially our European companies, address worldwide, as opposed to local, markets. In Japan we are seeing continued efforts at reform. In the emerging markets too we are seeing the middle class exert pressure for reform, especially in the election results in India. We view these pressures positively and are optimistic about the potential outcomes they may produce.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$ 1,000.00	$ 1,045.70	$ 3.81
Service shares	1,000.00	1,044.60	5.08

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.08	3.77
Service shares	1,000.00	1,019.84	5.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS        June 30, 2014      Unaudited

	Shares	Value
Common Stocks—96.7%
Consumer Discretionary—12.2%
Hotels, Restaurants & Leisure—1.2%
Gtech SpA	315,720	$7,716,329
McDonald’s Corp.	280,580	28,265,629
		35,981,958

Internet & Catalog Retail—0.3%
JD.com, Inc., ADR[1]	267,101	7,615,050

Media—2.7%
Walt Disney Co. (The)	696,590	59,725,627
Zee Entertainment Enterprises Ltd.	3,773,981	18,384,901
		78,110,528

Specialty Retail—3.2%
Industria de Diseno Textil SA (Inditex)	312,987	48,261,890
Tiffany & Co.	428,770	42,984,192
		91,246,082

Textiles, Apparel & Luxury Goods—4.8%
Brunello Cucinelli SpA	78,468	1,783,481
Kering	222,980	48,861,905
lululemon athletica, Inc.[1]	344,020	13,925,929
LVMH Moet Hennessy Louis Vuitton SA	284,120	54,730,171
Tod’s SpA	150,735	19,183,613
		138,485,099

Consumer Staples—6.2%
Beverages—1.5%
AMBEV SA, ADR	2,673,445	18,821,053
Fomento Economico Mexicano SAB de CV, ADR	278,545	26,085,739
		44,906,792

Food Products—2.8%
Nestle SA	369,303	28,614,688
Unilever plc	1,125,413	51,032,092
		79,646,780

Household Products—1.9%
Colgate-Palmolive Co.	786,210	53,603,798

Energy—3.7%
Energy Equipment & Services—2.5%
Technip SA	473,720	51,889,613
Transocean Ltd.	434,362	19,559,321
		71,448,934

Oil, Gas & Consumable Fuels—1.2%
Gazprom OAO, Sponsored ADR[1]	1,514,190	13,203,622
Repsol SA	812,996	21,479,593
		34,683,215

Financials—20.9%
Capital Markets—5.2%
Credit Suisse Group AG1	884,526	25,187,213
Deutsche Bank AG	1,136,309	39,977,883
Goldman Sachs Group, Inc. (The)	173,930	29,122,839
UBS AG1	2,936,157	53,802,425
		148,090,360

Commercial Banks—6.1%
Banco Bilbao Vizcaya Argentaria SA	3,095,157	39,403,955
Citigroup, Inc.	1,047,100	49,318,410
ICICI Bank Ltd., Sponsored ADR[1]	813,970	40,617,103
Societe Generale SA	428,189	22,392,071
Sumitomo Mitsui Financial Group, Inc.	562,400	23,615,284
		175,346,823

Diversified Financial Services—3.6%
BM&FBovespa SA	4,424,200	23,207,276
McGraw Hill Financial, Inc.	749,530	62,233,476

	Shares	Value
Diversified Financial Services (Continued)
Moscow Exchange (The)[1]	9,064,495	$17,995,588
		103,436,340

Insurance—5.1%
Allianz SE	272,189	45,364,554
Dai-ichi Life Insurance Co. Ltd. (The)	2,079,700	31,051,855
Fidelity National Financial, Inc., Cl. A	588,960	19,294,330
Prudential plc	2,198,417	50,429,023
		146,139,762

Real Estate Management & Development—0.9%
DLF Ltd.	7,586,088	27,049,901

Health Care—15.2%
Biotechnology—4.7%
Biogen Idec, Inc.[1]	70,840	22,336,560
Celldex Therapeutics, Inc.[1]	1,102,650	17,995,248
Circassia Pharmaceuticals plc[1]	2,380,770	11,237,169
Clovis Oncology, Inc.[1]	174,790	7,238,054
Gilead Sciences, Inc.[1]	443,450	36,766,440
Medivation, Inc.[1]	134,320	10,353,386
Vertex Pharmaceuticals, Inc.[1]	307,560	29,119,781
		135,046,638

Health Care Equipment & Supplies—1.6%
St. Jude Medical, Inc.	264,970	18,349,172
Zimmer Holdings, Inc.	280,930	29,177,390
		47,526,562

Health Care Providers & Services—3.1%
Aetna, Inc.	558,090	45,249,937
WellPoint, Inc.	405,555	43,641,774
		88,891,711

Pharmaceuticals—5.8%
Allergan, Inc.	178,410	30,190,540
Bayer AG	311,253	43,963,982
Roche Holding AG	115,755	34,541,467
Shire plc	474,780	37,227,958
Theravance Biopharma, Inc.[1]	157,022	5,005,861
Theravance, Inc.[1]	546,860	16,285,491
		167,215,299

Industrials—11.8%
Aerospace & Defense—2.7%
Airbus Group NV	787,480	52,854,043
Embraer SA, ADR	702,013	25,574,333
		78,428,376

Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	308,370	31,657,264

Building Products—1.5%
Assa Abloy AB, Cl. B	821,221	41,739,624

Construction & Engineering—0.5%
FLSmidth & Co. AS	276,960	15,481,532

Electrical Equipment—2.5%
Emerson Electric Co.	376,570	24,989,185
Nidec Corp.	556,700	34,228,624
Prysmian SpA	510,996	11,532,602
		70,750,411

Industrial Conglomerates—2.9%
3M Co.	248,650	35,616,626
Seibu Holdings, Inc.	412,000	8,551,301
Siemens AG	287,655	37,991,900
		82,159,827

Machinery—0.6%
FANUC Corp.	106,300	18,369,551

6        OPPENHEIMER GLOBAL FUND/VA

	Shares	Value
Information Technology—23.3%
Communications Equipment—3.5%
Juniper Networks, Inc.[1]	929,320	$22,805,513
Telefonaktiebolaget LM Ericsson, Cl. B	6,353,181	76,820,265
		99,625,778

Electronic Equipment, Instruments, & Components—3.9%
Keyence Corp.	92,211	40,334,002
Kyocera Corp.	610,400	29,039,994
Murata Manufacturing Co. Ltd.	473,000	44,367,839
		113,741,835

Internet Software & Services—6.0%
eBay, Inc.[1]	1,078,410	53,985,205
Facebook, Inc., Cl. A1	568,410	38,248,309
Google, Inc., Cl. A1	69,750	40,780,732
Google, Inc., Cl. C1	69,750	40,125,780
		173,140,026

Semiconductors & Semiconductor Equipment—3.2%
Altera Corp.	1,355,560	47,119,265
Maxim Integrated Products, Inc.	1,295,165	43,789,529
		90,908,794

Software—6.3%
Adobe Systems, Inc.[1]	668,703	48,387,349
Intuit, Inc.	540,430	43,520,828
Microsoft Corp.	785,250	32,744,925
SAP AG	724,117	55,929,362
		180,582,464

Technology Hardware, Storage & Peripherals—0.4%
Fusion-io, Inc.[1]	1,020,920	11,536,396

	Shares	Value
Materials—1.9%
Chemicals—1.1%
Linde AG	145,665	$30,976,956

Metals & Mining—0.8%
Alrosa AO1	8,201,668	10,090,643
Vale SA, Cl. B, Sponsored ADR	950,880	12,580,142
		22,670,785

Telecommunication Services—1.5%
Wireless Telecommunication Services—1.5%
KDDI Corp.	726,800	44,428,031
Total Common Stocks (Cost $1,526,525,231)		2,780,669,282

Preferred Stocks—3.0%
Bayerische Motoren Werke (BMW) AG, Preferred Stock	603,767	57,886,883
Itau Unibanco Holding SA, Preference, ADR	1,785,054	25,669,077
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	79,253,601	1,001,459
Total Preferred Stocks (Cost $42,804,333)		84,557,419

	Units
Rights, Warrants and Certificates—0.0%
Repsol SA Rts., Strike Price 0.0001EUR, Exp. 7/4/14[1] (Cost $—)	812,996	553,278

	Shares
Investment Company—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.09%[2,3] (Cost $9,733,919)	9,733,919	9,733,919

Total Investments, at Value (Cost $1,579,063,483)	100.0%	2,875,513,898
Net Other Assets (Liabilities)	0.0	1,256,630
Net Assets	100.0%	$2,876,770,528

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR        European Dollar

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	9,026,377	148,271,773	147,564,231	9,733,919

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$9,733,919	$5,859

3. Rate shown is the 7-day yield as of June 30, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$1,222,399,060	42.5%
Germany	312,091,519	10.9
Japan	273,986,480	9.5
France	230,727,803	8.0
United Kingdom	149,926,243	5.2
Switzerland	142,145,793	5.0
Sweden	118,559,890	4.1
Spain	109,698,717	3.8
Brazil	105,851,882	3.7
India	87,053,364	3.0
Russia	41,289,853	1.4
Italy	40,216,023	1.4
Mexico	26,085,739	0.9
Denmark	15,481,532	0.6
Total	$2,875,513,898	100.0%

See accompanying Notes to Financial Statements.

7        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES      June 30, 2014      Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,569,329,564)	$2,865,779,979
Affiliated companies (cost $9,733,919)	9,733,919
2,875,513,898
Cash	2,022,267
Receivables and other assets:
Dividends	3,849,102
Other	107,996
Total assets	2,881,493,263

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,706,563
Investments purchased	1,196,365
Distribution and service plan fees	266,898
Foreign capital gains tax	158,819
Shareholder communications	126,279
Trustees’ compensation	92,413
Other	175,398
Total liabilities	4,722,735

Net Assets	$2,876,770,528

Composition of Net Assets
Par value of shares of beneficial interest	$71,520
Additional paid-in capital	1,444,445,852
Accumulated net investment income	23,647,260
Accumulated net realized gain on investments and foreign currency transactions	112,242,322
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,296,363,574
Net Assets	$2,876,770,528

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,576,525,380 and 39,039,282 shares of beneficial interest outstanding)	$40.38

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,300,245,148 and 32,480,741 shares of beneficial interest outstanding)	$40.03

See accompanying Notes to Financial Statements.

8        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS      For the Six Months Ended June 30, 2014      Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,681,838)	$36,144,542
Affiliated companies	5,859
Interest	19
Total investment income	36,150,420

Expenses
Management fees	8,827,064
Distribution and service plan fees - Service shares	1,586,249
Transfer and shareholder servicing agent fees:
Non-Service shares	767,492
Service shares	634,644
Shareholder communications:
Non-Service shares	47,872
Service shares	39,595
Custodian fees and expenses	124,086
Trustees’ compensation	32,359
Other	158,322
Total expenses	12,217,683
Less waivers and reimbursements of expenses	(7,631)
Net expenses	12,210,052

Net Investment Income	23,940,368

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	137,060,053
Foreign currency transactions	(37,360)
Net realized gain	137,022,693
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $158,819)	(38,589,044)
Translation of assets and liabilities denominated in foreign currencies	2,864,584
Net change in unrealized appreciation/depreciation	(35,724,460)

Net Increase in Net Assets Resulting from Operations	$125,238,601

See accompanying Notes to Financial Statements.

9        OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$23,940,368	$28,157,519
Net realized gain	137,022,693	152,735,701
Net change in unrealized appreciation/depreciation	(35,724,460)	483,471,092
Net increase in net assets resulting from operations	125,238,601	664,364,312

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(16,920,300)	(18,448,869)
Service shares	(10,958,440)	(13,851,660)
Class 3 shares[1]	—	(2,430,857)
Class 4 shares[1]	—	(953,729)
	(27,878,740)	(35,685,115)

Distributions from net realized gain:
Non-Service shares	(69,030,952)	—
Service shares	(57,658,820)	—
	(126,689,772)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	4,087,046	(158,236,204)
Service shares	494,337	(180,268,543)
Class 3 shares[1]	—	(12,837,160)
Class 4 shares[1]	—	1,813,300
	4,581,383	(349,528,607)

Net Assets
Total increase (decrease)	(24,748,528)	279,150,590
Beginning of period	2,901,519,056	2,622,368,466

End of period (including accumulated net investment income of $23,647,260 and $27,585,632, respectively)	$2,876,770,528	$2,901,519,056

1. Effective April 30, 2014, Class 3 and Class 4 shares of the Fund were reclassified as Non-Service shares and Service shares, respectively.

See accompanying Notes to Financial Statements.

10        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$40.86	$32.55	$27.46	$30.30	$26.50	$20.21
Income (loss) from investment operations:
Net investment income[2]	0.37	0.41	0.44	0.65	0.33	0.33
Net realized and unrealized gain (loss)	1.47	8.40	5.29	(3.11)	3.85	6.94
Total from investment operations	1.84	8.81	5.73	(2.46)	4.18	7.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.50)	(0.64)	(0.38)	(0.38)	(0.50)
Distributions from net realized gain	(1.86)	0.00	0.00	0.00	0.00	(0.48)
Total dividends and/or distributions to shareholders	(2.32)	(0.50)	(0.64)	(0.38)	(0.38)	(0.98)
Net asset value, end of period	$40.38	$40.86	$32.55	$27.46	$30.30	$26.50

Total Return, at Net Asset Value[3]	4.57%	27.31%	21.27%	(8.29)%	15.96%	39.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,576,526	$1,397,026	$1,252,127	$1,165,141	$1,410,764	$1,364,597
Average net assets (in thousands)	$1,555,592	$1,333,848	$1,206,244	$1,335,403	$1,336,110	$1,206,240
Ratios to average net assets:[4]
Net investment income	1.81%	1.13%	1.48%	2.17%	1.22%	1.51%
Total expenses[5]	0.75%	0.77%	0.76%	0.76%	0.76%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.77%	0.76%	0.76%	0.76%	0.75%
Portfolio turnover rate	5%	11%	14%	13%	15%	11%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.75%
Year Ended December 31, 2013	0.77%
Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS    Continued

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$40.47	$32.25	$27.21	$30.04	$26.28	$20.02
Income (loss) from investment operations:
Net investment income[2]	0.31	0.32	0.36	0.56	0.26	0.27
Net realized and unrealized gain (loss)	1.46	8.32	5.25	(3.08)	3.82	6.90
Total from investment operations	1.77	8.64	5.61	(2.52)	4.08	7.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.42)	(0.57)	(0.31)	(0.32)	(0.43)
Distributions from net realized gain	(1.86)	0.00	0.00	0.00	0.00	(0.48)
Total dividends and/or distributions to shareholders	(2.21)	(0.42)	(0.57)	(0.31)	(0.32)	(0.91)
Net asset value, end of period	$40.03	$40.47	$32.25	$27.21	$30.04	$26.28

Total Return, at Net Asset Value[3]	4.46%	26.99%	20.95%	(8.53)%	15.70%	39.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,300,245	$1,216,285	$1,130,388	$1,003,839	$1,101,584	$980,485
Average net assets (in thousands)	$1,286,307	$1,174,119	$1,069,295	$1,091,128	$997,627	$830,887
Ratios to average net assets:[4]
Net investment income	1.56%	0.89%	1.23%	1.90%	0.96%	1.23%
Total expenses[5]	1.00%	1.02%	1.01%	1.01%	1.01%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.02%	1.01%	1.01%	1.01%	1.00%
Portfolio turnover rate	5%	11%	14%	13%	15%	11%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.00%
Year Ended December 31, 2013	1.03%
Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS      June 30, 2014      Unaudited

1. Significant Accounting Policies

Oppenheimer Global Fund/VA (the “Fund”), formerly Oppenheimer Global Securities Fund/VA, a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2013, the Fund utilized $9,934,353 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

13        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,602,839,102

Gross unrealized appreciation	$1,326,697,056
Gross unrealized depreciation	(54,022,260)
Net unrealized appreciation	$1,272,674,796

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

14        OPPENHEIMER GLOBAL FUND/VA

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

15        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$152,516,427	$198,922,290	$—	$351,438,717
Consumer Staples	98,510,590	79,646,780	—	178,157,370
Energy	19,559,321	86,572,828	—	106,132,149
Financials	200,586,158	399,477,028	—	600,063,186
Health Care	311,709,634	126,970,576	—	438,680,210
Industrials	117,837,408	220,749,177	—	338,586,585
Information Technology	423,043,831	246,491,462	—	669,535,293
Materials	12,580,142	41,067,599	—	53,647,741
Telecommunication Services	—	44,428,031	—	44,428,031
Preferred Stocks	26,670,536	57,886,883	—	84,557,419
Rights, Warrants and Certificates	—	553,278	—	553,278
Investment Company	9,733,919	—	—	9,733,919
Total Assets	$1,372,747,966	$1,502,765,932	$—	$2,875,513,898

Foreign currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	5,282,795	$216,175,530	2,054,395	$74,312,252
Dividends and/or distributions reinvested	2,154,167	85,951,252	517,530	18,448,869
Redeemed	(7,255,075)	(298,039,736)[1]	(6,851,884)	(250,997,325)
Net increase (decrease)	181,887	$4,087,046	(4,279,959)	$(158,236,204)

Service Shares
Sold	3,084,747	$124,874,680	1,803,731	$65,522,799
Dividends and/or distributions reinvested	1,734,511	68,617,260	391,733	13,851,660
Redeemed	(4,760,096)	(192,997,603)[1]	(7,192,815)	(259,643,002)
Net increase (decrease)	59,162	$494,337	(4,997,351)	$(180,268,543)

Class 3 Shares[2]
Sold	—	$—	274,924	$9,972,302
Dividends and/or distributions reinvested	—	—	67,712	2,430,857
Redeemed	—	—	(693,858)	(25,240,319)[3]
Net decrease	—	$—	(351,222)	$(12,837,160)

Class 4 Shares[2]
Sold	—	$—	301,288	$11,069,712
Dividends and/or distributions reinvested	—	—	26,919	953,729
Redeemed	—	—	(289,896)	(10,210,141)[3]
Net increase	—	$—	38,311	$1,813,300

16        OPPENHEIMER GLOBAL FUND/VA

3. Shares of Beneficial Interest (Continued)

1. Net of redemption fees of $1,517 and $1,367 for Class Non-Service and Class Service, respectively.

2. Effective April 30, 2014, Class 3 and Class 4 shares of the Fund were reclassified as Non-Service shares and Service shares, respectively.

3. Net of redemption fees of $11,326 and $4,748 for Class 3 and Class 4, respectively.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$154,186,612	$293,197,518

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $7,631 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants

17        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Pending Litigation (Continued)

certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

18        OPPENHEIMER GLOBAL FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19        OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a Fund’s investment objective, risks, and charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2014

Oppenheimer

Main Street Fund®/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Portfolio Managers: Manind Govil, CFA, Benjamin Ram and Paul Larson1

Cumulative Total Returns For the 6-Month Period Ended 6/30/14

Non-Service Shares	6.19%
Service Shares	6.06%

Average Annual Total Returns For the Periods Ended 6/30/14
	1-Year	5-Year	10-Year
Non-Service Shares	25.80%	17.85%	7.37%
Service Shares	25.50%	17.56%	7.10%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS
Apple, Inc.	4.1%
Chevron Corp.	3.8
National Oilwell Varco, Inc.	3.2
General Electric Co.	3.1
Google, Inc., Cl. C	2.9
Noble Energy, Inc.	2.9
Philip Morris International, Inc.	2.9
Tyco International Ltd.	2.9
Mondelez International, Inc., Cl. A	2.9
Citigroup, Inc.	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of common stocks.

1. Paul Larson became a Portfolio Manager in April 2014.

2      OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 6.19% during the period, underperforming the S&P 500 Index (the “Index”), which returned 7.14%. The Fund’s underperformance relative to the Index stemmed primarily from weaker relative stock selection in the financials sector. Also detracting from performance were information technology, energy and consumer staples, where less favorable stock selection resulted in underperformance. The Fund outperformed in the health care sector due to stronger relative stock selection and an overweight position, and in the consumer discretionary sector, as a result of stock selection and an underweight position.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Despite market volatility early in the reporting period and rising geopolitical risks in Ukraine and the Middle East, global equities generally rebounded and produced positive returns in the first half of 2014, thanks largely to a continued global economic recovery and stimulative monetary policies from central banks throughout the world. Markets were volatile to start the reporting period in January 2014 amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. However, equities rebounded later in the reporting period. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in April and May was positive, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

Against this backdrop, sustained low interest rates continued to boost demand for higher dividend yielding stocks as investors sought alternative sources of current income. As a result, utilities remained one of the top performing sectors. Oil prices spiked during the reporting period, reflecting increased tensions in the Middle East and concerns that output from the Iraqi oil fields would be curtailed. Not surprisingly, energy stocks responded by rallying strongly, making this sector another strong performer this period.

Finally, there was a pick-up in mergers and acquisitions (M&A). A driving force that has garnered considerable headline attention was Corporate America’s aim to put the cash that has built-up on overseas balance sheets to productive use. This, combined with an opportunity to lower overall corporate tax rates, resulted in a plethora of proposed acquisitions – targeted at companies domiciled in desirable geographic tax havens. This was especially evident in the health care sector – with Pfizer attempting to merge with Astra-Zeneca and, more recently, Medtronic communicating its intention to acquire Covidien. Regardless of the motivation, the pick-up in M&A activity generally benefited the stock price of both acquiree and acquirer.

TOP INDIVIDUAL CONTRIBUTORS

Top contributing holdings this reporting period included health care stocks Allergan, Inc. and Actavis plc, along with information technology holding Apple, Inc. Allergan is a leading maker of eye care, skin care and aesthetic products, including Botox. Allergan’s stock price jumped when pharmaceutical firm Valeant, in conjunction with activist investor Bill Ackman of Pershing Square, announced their intention to acquire the company. While Allergan’s management has so far resisted this overture, on the premise that the acquisition price underestimates the company’s worth, Allergan’s stock price has remained elevated, trading within close range of the valuation proposed by the Valeant/Pershing Square team. Actavis develops and markets branded, generic, and over-the-counter products worldwide. The stock reacted favorably after management preannounced a positive earnings surprise due mostly to revenue synergies and cost savings from the recent merger with Warner Chilcott. Free cash generation was above expectations as well, and was used to pay down debt. This reduced balance sheet leverage, thus providing financial flexibility for additional acquisitions to further the company’s growth initiatives. Later in the reporting period, management announced the acquisition of Forest Labs. This news was well received as Forest not only accelerates the revenue growth potential for Actavis, but in our opinion, also should result in increased profitability as higher margin branded drugs become a larger percentage of the company’s business. Apple performed well during the second half of 2013 due to excitement surrounding the introduction of two new iPhones as well as the addition of China Mobile as a distribution partner. Apple also rallied strongly in April 2014 after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases.

3      OPPENHEIMER MAIN STREET FUND/VA

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included CIT Group, Inc., Towers Watson & Co. and eBay, Inc. The financials sector was a weaker performing sector of the Index as ongoing low rates of interest continued to pressure the profitability of most stocks in the sector, including CIT Group, a lender to small and middle market customers. Lower than expected fee revenue hurt profit margins – and this, combined with a contracting net interest margin, resulted in a diminished earnings outlook. As a partial offset, management announced further share repurchases. Towers Watson provides human resource and financial services consulting, including employee benefit programs such as retirement-related services and health exchange solutions. The stock reacted negatively when earnings were reported. Retirement revenues were shy of expectations and the company’s bottom-line result was mostly driven by lower quality items, such as a reduced tax rate. Impacting the stock most significantly was lowered guidance from management. We have sold our holdings as our conviction in management’s ability to execute has been reduced. eBay operates both an online auction and third party sales site and the internet-based payment service PayPal. Despite an earnings report that topped expectations the stock reacted negatively when management lowered guidance. We believe PayPal, eBay’s payments business, should continue its strong upward trajectory, but a growth deceleration for Marketplace, eBay’s on-line retailing, is projected to detract from results near-term. Additionally, eBay continues to invest for growth, which should keep expenses elevated above normal. Helping to partly offset these headwinds, management announced its intention to repatriate cash from overseas operations and is expected to use much of this to accelerate its stock repurchases. We lowered our exposure in the stock.

STRATEGY & OUTLOOK

Corporate profitability — at, or near peak levels — looks vulnerable, especially if employment picks-up and wage inflation begins to affect profit margins. In our view, productivity gains and even the pick-up in M&A activity could help sustain operating profitability. However, after tax margins may be poised to contract as these have benefited greatly from financial engineering, including lower tax rates and, more importantly, lower cost of debt financing due to the Fed’s actions. We believe both are likely to have a diminished impact going forward.

While we are mindful of the potential pressure on profitability, we are also increasingly cognizant of “industry disruptors.” New and innovative technologies have always had a transformational effect, but other forms of disruption are now becoming pervasive across industries. The emergence of online retailing, the boom of shale oil and gas in North America, and the Affordable Care Act in health care are examples of industry disruptors likely to have a substantial and sustainable impact. These disruptors can be either opportunities or threats. Our job is to figure out which.

Given this backdrop, our approach remains consistent. We aim to construct an “all weather” portfolio by targeting companies that we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential in seeking to generate superior long-term performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$1,000.00	$1,061.90	$3.94
Service shares	1,000.00	1,060.60	5.22

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.98	3.87
Service shares	1,000.00	1,019.74	5.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.77%
Service shares	1.02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

	Shares	Value

Common Stocks—98.0%

Consumer Discretionary—9.8%

Auto Components—1.5%

Delphi Automotive plc	312,130	$21,455,816

Automobiles—1.1%

General Motors Co.	417,110	15,141,093

Media—3.4%

Comcast Corp., Cl. A	696,180	37,370,942

Twenty-First Century Fox, Inc., Cl. A	332,710	11,694,757

		49,065,699

Specialty Retail—3.2%

AutoZone, Inc.[1]	68,600	36,786,064

TJX Cos., Inc. (The)	185,680	9,868,892

		46,654,956

Textiles, Apparel & Luxury Goods—0.6%

PVH Corp.	70,530	8,223,798

Consumer Staples—9.2%

Beverages—2.0%

Diageo plc	922,160	29,355,395

Food Products—2.9%

Mondelez International, Inc., Cl. A	1,095,210	41,190,848

Household Products—1.4%

Henkel AG & Co. KGaA	194,208	19,543,105

Tobacco—2.9%

Philip Morris International, Inc.	501,989	42,322,693

Energy—9.9%

Energy Equipment & Services—3.2%

National Oilwell Varco, Inc.	559,360	46,063,296

Oil, Gas & Consumable Fuels—6.7%

Chevron Corp.	414,720	54,141,696

Noble Energy, Inc.	546,610	42,340,411

		96,482,107

Financials—18.2%

Commercial Banks—7.0%

CIT Group, Inc.	643,610	29,451,593

Citigroup, Inc.	818,518	38,552,198

JPMorgan Chase & Co.	564,290	32,514,390

		100,518,181

Consumer Finance—1.6%

Discover Financial Services	361,403	22,399,758

Diversified Financial Services—3.8%

CME Group, Inc.	387,880	27,520,086

McGraw Hill Financial, Inc.	330,151	27,412,438

		54,932,524

Insurance—5.3%

American International Group, Inc.	635,240	34,671,399

Genworth Financial, Inc., Cl. A1	824,450	14,345,430

Lincoln National Corp.	194,250	9,992,220

Marsh & McLennan Cos., Inc.	333,820	17,298,553

		76,307,602

Real Estate Investment Trusts (REITs)—0.5%

Digital Realty Trust, Inc.	116,920	6,818,774

Health Care—16.1%

Biotechnology—2.2%

Gilead Sciences, Inc.[1]	383,320	31,781,061

	Shares	Value

Health Care Equipment & Supplies—1.4%

Covidien plc	147,700	$13,319,586

Intuitive Surgical, Inc.[1]	18,010	7,416,518

		20,736,104

Health Care Providers & Services—3.9%

Express Scripts Holding Co.[1]	532,697	36,931,883

UnitedHealth Group, Inc.	225,790	18,458,332

		55,390,215

Pharmaceuticals—8.6%

AbbVie, Inc.	285,210	16,097,252

Actavis plc[1]	148,670	33,160,844

Allergan, Inc.	141,290	23,909,094

Pfizer, Inc.	1,158,009	34,369,707

Zoetis, Inc.	479,940	15,487,664

		123,024,561

Industrials—11.7%

Commercial Services & Supplies—3.5%

Republic Services, Inc., Cl. A	244,630	9,288,601

Tyco International Ltd.	909,225	41,460,660

		50,749,261

Industrial Conglomerates—3.1%

General Electric Co.	1,689,120	44,390,074

Machinery—2.7%

Deere & Co.	424,110	38,403,160

Road & Rail—2.4%

Canadian National Railway Co.	452,980	29,452,760

CSX Corp.	174,960	5,390,517

		34,843,277

Information Technology—18.3%

Electronic Equipment, Instruments, & Components—0.4%

Corning, Inc.	262,940	5,771,533

Internet Software & Services—7.7%

eBay, Inc.[1]	490,135	24,536,158

Facebook, Inc., Cl. A1	222,680	14,984,138

Google, Inc., Cl. A1	48,700	28,473,429

Google, Inc., Cl. C1	73,490	42,277,327

		110,271,052

IT Services—3.5%

Amdocs Ltd.	372,170	17,242,636

MasterCard, Inc., Cl. A	366,710	26,942,184

Xerox Corp.	526,340	6,547,669

		50,732,489

Semiconductors & Semiconductor Equipment—0.4%

Applied Materials, Inc.	279,210	6,296,185

Technology Hardware, Storage & Peripherals—6.3%

Apple, Inc.	632,104	58,741,425

Western Digital Corp.	337,800	31,178,940

		89,920,365

Materials—1.7%

Construction Materials—1.7%

Vulcan Materials Co.	379,300	24,180,375

Telecommunication Services—1.7%

Diversified Telecommunication Services—1.7%

Verizon Communications, Inc.	493,110	24,127,872

Utilities—1.4%

Electric Utilities—1.4%

Exelon Corp.	548,222	19,999,139

Total Common Stocks (Cost $963,378,028)		1,407,092,367

6      OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value

Preferred Stock—0.4%

Henkel AG & Co. KGaA, Preference (Cost $3,560,676)	47,970	$5,548,884

Investment Company—1.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $27,280,094)	27,280,094	27,280,094

Total Investments, at Value (Cost $994,218,798)	100.3%	1,439,921,345

Net Other Assets (Liabilities)	(0.3)	(3,832,777)

Net Assets	100.0%	$1,436,088,568

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of June 30, 2014.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	28,023,569	185,832,470	186,575,945	27,280,094

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$27,280,094	$5,388

See accompanying Notes to Financial Statements.

7      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES     June 30, 2014       Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $966,938,704)	$1,412,641,251
Affiliated companies (cost $27,280,094)	27,280,094

1,439,921,345

Cash	501,644

Receivables and other assets:
Dividends	1,775,412
Shares of beneficial interest sold	1,835
Other	92,186

Total assets	1,442,292,422

Liabilities
Payables and other liabilities:
Investments purchased	3,572,497
Shares of beneficial interest redeemed	2,283,501
Distribution and service plan fees	179,768
Trustees’ compensation	83,464
Shareholder communications	71,174
Other	13,450

Total liabilities	6,203,854

Net Assets	$1,436,088,568

Composition of Net Assets
Par value of shares of beneficial interest	$44,730

Additional paid-in capital	875,936,745

Accumulated net investment income	4,704,994

Accumulated net realized gain on investments and foreign currency transactions	109,702,429

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	445,699,670

Net Assets	$1,436,088,568

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $563,344,520 and 17,473,822 shares of beneficial interest outstanding)	$32.24

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $872,744,048 and 27,256,230 shares of beneficial interest outstanding)	$32.02

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS     For the Six Months Ended June 30, 2014       Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $70,445)	$11,343,635
Affiliated companies	5,388

Total investment income	11,349,023

Expenses
Management fees	4,593,372

Distribution and service plan fees - Service shares	1,080,157

Transfer and shareholder servicing agent fees:
Non-Service shares	271,259
Service shares	432,275

Shareholder communications:
Non-Service shares	25,205
Service shares	40,270

Custodian fees and expenses	5,130

Trustees’ compensation	27,625

Other	39,928

Total expenses	6,515,221
Less waivers and reimbursements of expenses	(7,040)

Net expenses	6,508,181

Net Investment Income	4,840,842

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	118,472,845
Foreign currency transactions	10,144

Net realized gain	118,482,989

Net change in unrealized appreciation/depreciation on:
Investments	(39,043,724)
Translation of assets and liabilities denominated in foreign currencies	(363,062)

Net change in unrealized appreciation/depreciation	(39,406,786)

Net Increase in Net Assets Resulting from Operations	$83,917,045

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$4,840,842	$9,996,436

Net realized gain	118,482,989	233,270,981

Net change in unrealized appreciation/depreciation	(39,406,786)	144,474,017

Net increase in net assets resulting from operations	83,917,045	387,741,434

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,608,478)	(5,738,189)
Service shares	(4,983,477)	(7,658,030)

	(9,591,955)	(13,396,219)

Distributions from net realized gain:
Non-Service shares	(11,141,625)	—
Service shares	(17,524,841)	—

	(28,666,466)	—

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(14,988,899)	(57,546,662)
Service shares	(70,623,665)	(191,217,253)

	(85,612,564)	(248,763,915)

Net Assets
Total increase (decrease)	(39,953,940)	125,581,300

Beginning of period	1,476,042,508	1,350,461,208

End of period (including accumulated net investment income of $4,704,994 and $9,456,107, respectively)	$1,436,088,568	$1,476,042,508

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$31.24	$23.97	$20.71	$20.88	$18.18	$14.56

Income (loss) from investment operations:
Net investment income[2]	0.13	0.24	0.26	0.16	0.17	0.21
Net realized and unrealized gain (loss)	1.79	7.33	3.22	(0.16)	2.73	3.71

Total from investment operations	1.92	7.57	3.48	0.00	2.90	3.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.30)	(0.22)	(0.17)	(0.20)	(0.30)
Distributions from net realized gain	(0.65)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.92)	(0.30)	(0.22)	(0.17)	(0.20)	(0.30)

Net asset value, end of period	$32.24	$31.24	$23.97	$20.71	$20.88	$18.18

Total Return, at Net Asset Value[3]	6.19%	31.77%	16.87%	(0.01)%	16.11%	28.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$563,345	$561,016	$481,089	$392,861	$469,720	$474,637

Average net assets (in thousands)	$549,789	$517,750	$466,231	$426,354	$454,937	$430,517

Ratios to average net assets:[4]
Net investment income	0.84%	0.87%	1.12%	0.79%	0.93%	1.35%
Total expenses[5]	0.77%	0.78%	0.78%	0.78%	0.78%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.78%	0.78%	0.78%	0.78%	0.78%

Portfolio turnover rate	26%	49%	37%	38%	45%	128%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.77%
Year Ended December 31, 2013	0.78%
Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%
Year Ended December 31, 2010	0.78%
Year Ended December 31, 2009	0.78%

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$30.99	$23.78	$20.53	$20.71	$18.04	$14.42

Income (loss) from investment operations:
Net investment income[2]	0.09	0.17	0.20	0.11	0.13	0.17
Net realized and unrealized gain (loss)	1.78	7.27	3.20	(0.17)	2.70	3.70

Total from investment operations	1.87	7.44	3.40	(0.06)	2.83	3.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.23)	(0.15)	(0.12)	(0.16)	(0.25)
Distributions from net realized gain	(0.65)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.84)	(0.23)	(0.15)	(0.12)	(0.16)	(0.25)

Net asset value, end of period	$32.02	$30.99	$23.78	$20.53	$20.71	$18.04

Total Return, at Net Asset Value[3]	6.06%	31.44%	16.61%	(0.32)%	15.83%	27.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$872,744	$915,027	$869,372	$1,003,184	$1,185,456	$1,154,210

Average net assets (in thousands)	$876,244	$895,073	$913,871	$1,094,254	$1,193,630	$1,029,909

Ratios to average net assets:[4]
Net investment income	0.59%	0.62%	0.85%	0.54%	0.68%	1.10%
Total expenses[5]	1.02%	1.04%	1.03%	1.03%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.04%	1.03%	1.03%	1.03%	1.03%

Portfolio turnover rate	26%	49%	37%	38%	45%	128%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.02%
Year Ended December 31, 2013	1.04%
Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%
Year Ended December 31, 2010	1.03%
Year Ended December 31, 2009	1.03%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS     June 30, 2014     Unaudited

1. Significant Accounting Policies

Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2013, the Fund utilized $198,916,700 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2015	$5,027,976
2016	2,513,988

Total	$7,541,964

As of June 30, 2014, it is estimated that there will be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2014, it is estimated that the Fund will utilize $7,541,964 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

13      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$995,190,582

Gross unrealized appreciation	$447,208,517
Gross unrealized depreciation	(2,477,754)

Net unrealized appreciation	$444,730,763

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

14      OPPENHEIMER MAIN STREET FUND/VA

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

15      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$140,541,362	$—	$—	$140,541,362
Consumer Staples	83,513,541	48,898,500	—	132,412,041
Energy	142,545,403	—	—	142,545,403
Financials	260,976,839	—	—	260,976,839
Health Care	230,931,941	—	—	230,931,941
Industrials	168,385,772	—	—	168,385,772
Information Technology	262,991,624	—	—	262,991,624
Materials	24,180,374	—	—	24,180,374
Telecommunication Services	24,127,872	—	—	24,127,872
Utilities	19,999,139	—	—	19,999,139
Preferred Stock	—	5,548,884	—	5,548,884
Investment Company	27,280,094	—	—	27,280,094

Total Assets	$1,385,473,961	$54,447,384	$—	$1,439,921,345

Foreign currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	268,164	$8,439,528	1,001,432	$27,082,174
Dividends and/or distributions reinvested	493,447	15,750,103	211,118	5,738,189
Redeemed	(1,246,055)	(39,178,530)	(3,327,965)	(90,367,025)

Net decrease	(484,444)	$(14,988,899)	(2,115,415)	$(57,546,662)

Service Shares
Sold	144,115	$4,444,551	590,719	$15,489,645
Dividends and/or distributions reinvested	709,853	22,508,318	283,631	7,658,030
Redeemed	(3,123,317)	(97,576,534)	(7,913,253)	(214,364,928)

Net decrease	(2,269,349)	$(70,623,665)	(7,038,903)	$(191,217,253)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$363,419,285	$482,917,176

16      OPPENHEIMER MAIN STREET FUND/VA

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $7,040 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation

17      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Pending Litigation (Continued)

of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

18      OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19      OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Manind Govil, Vice President
Benjamin Ram, Vice President
Paul Larson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2014

Oppenheimer

Main Street Small Cap Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Portfolio Managers: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner Pak, Magnus Krantz and Adam Weiner.

Cumulative Total Returns

For the 6-Month Period Ended 6/30/14

Non-Service Shares	4.52%
Service Shares	4.38

Average Annual Total Returns

For the Periods Ended 6/30/14

	1-Year	5-Year	10-Year
Non-Service Shares	23.33%	20.53%	9.73%
Service Shares	23.02%	20.22%	9.47%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns include changes in share price and reinvested distributions but should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS
LaSalle Hotel Properties	2.6%
Dana Holding Corp.	2.3
Korn/Ferry International	2.3
KAR Auction Services, Inc.	2.1
STAG Industrial, Inc.	1.9
Redwood Trust, Inc.	1.9
P.H. Glatfelter Co.	1.8
Fortinet, Inc.	1.8
Finisar Corp.	1.8
WellCare Health Plans, Inc.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of common stocks.

2      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 4.52% during the period, outperforming the Russell 2000 Index (the “Index”), which returned 3.19%. The Fund outperformed the Index primarily in the industrials, consumer discretionary and materials sectors due to favorable stock selection. The Fund underperformed the Index in the information technology and consumer staples sectors as a result of weaker relative stock selection. An underweight position in the utilities sector also detracted from the Fund’s performance versus the Index.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Despite market volatility early in the reporting period and rising geopolitical risks in Ukraine and the Middle East, global equities generally rebounded and produced positive returns in the first half of 2014, thanks largely to a continued global economic recovery and stimulative monetary policies from central banks throughout the world. Markets were volatile to start the reporting period in January 2014 amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. However, equities rebounded later in the reporting period. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in April and May was positive, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

Against this backdrop, sustained low interest rates continued to boost demand for higher dividend yielding stocks as investors sought alternative sources of current income. As a result, utilities remained one of the top performing sectors. Oil prices spiked during the reporting period, reflecting increased tensions in the Middle East and concerns that output from the Iraqi oil fields would be curtailed. Not surprisingly, energy stocks responded by rallying strongly, making this sector another strong performer this period.

Finally, there was a pick-up in mergers and acquisitions (M&A). A driving force that has garnered considerable headline attention was Corporate America’s aim to put the cash that has built-up on overseas’ balance sheets to productive use. This, combined with an opportunity to lower overall corporate tax rates, resulted in a plethora of proposed acquisitions – targeted at companies domiciled in desirable geographic tax havens. This was especially evident in the health care sector – with Pfizer attempting to merge with Astra-Zeneca and, more recently, Medtronic communicating its intention to acquire Covidien. Regardless of the motivation, the pick-up in M&A activity generally benefited the stock price of both acquiree and acquirer.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this period included Cavium, Inc., EPL Oil & Gas, Inc. and Dana Holding Corp. Cavium is a provider of integrated semiconductor processors enabling processing for networks, communications, storage, wireless, security and video applications. Rising expectations for accelerating revenue growth propelled this stock higher during the reporting period. The improving outlook reflects a solid pipeline of products to be delivered to enterprise and wireless customers, plus promising new product designs that have the potential to further fuel demand coming from wireless infrastructure and data center providers. We believe Cavium is at a positive inflection point in its revenue cycle, and added to our position size to reflect the strengthening fundamentals.

EPL Oil & Gas is an independent oil and natural gas exploration & production company with operations concentrated in the shallow waters of the Gulf of Mexico. The stock spiked higher after Energy XXI announced its intention to acquire EPL. The acquisition was completed in June 2014, and we have maintained our holdings in the combined entity, Energy XXI Bermuda Ltd.

Dana Holding manufactures components and systems for the global automotive, truck and industrial markets. The stock’s positive performance largely reflects guidance from management that was not nearly as dire as had been expected — leading to both improved sentiment towards the stock and, eventually, to increased analysts’ estimates. Longer term, the company expects an economic rebound in a number of business segments — notably North American Class 8 heavy-duty truck components — and significant margin improvement stemming, in part, from operating leverage as volume production improves. Furthering the earnings growth potential is management’s choice to use free cash generation for aggressive share repurchase.

3      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Infoblox, Inc., Pier 1 Imports, Inc. and Finisar Corp. Infoblox is a leader in “automated network control” solutions and security – allowing companies to manage large and complex data networks, and the proliferation of mobile devices connected to them. The stock suffered a setback after management preannounced a deceleration in growth and guided to a further slowdown for the full fiscal year. As a result, analyst estimates were revised down significantly, putting selling pressure on the company’s stock. The disappointing guidance for both revenues and earnings was largely attributable to a “slippage” of large deal signings and ongoing weakness in business with the U.S. federal government. We exited the position after another disappointing report and the CEO’s unexpected departure, as we lost confidence in our thesis. The stock of Pier 1 Imports, a specialty retailer of decorative home furnishings and accessories, declined as a result of earnings that fell short of consensus estimates – leading to falling forecasts. Revenues largely met expectations, with comparable store sales better-than-anticipated; however, profitability was under pressure due to increased promotional activity which helped to drive store traffic – but at a cost to gross margins. We believe improved merchandising can lead to both rising same-store-sales and expanding profitability, thus we have maintained our holdings in Pier 1. Finisar’s products enable high-speed data communications over both local and storage area networks. A disappointing quarterly result, with earnings that missed estimates, combined with lowered guidance from management drove the stock’s negative results. Despite these near-term profitability headwinds, we have maintained our holdings as we believe Finisar is well positioned to benefit from growth in spending by both telecommunications and large data center dependent firms.

STRATEGY & OUTLOOK

Corporate profitability — at, or near peak levels — looks vulnerable, especially if employment picks-up and wage inflation begins to affect profit margins. In our view, productivity gains and even the pick-up in M&A activity could help sustain operating profitability. However, after tax margins may be poised to contract as these have benefited greatly from financial engineering, including lower tax rates and, more importantly, lower cost of debt financing due to the Fed’s actions. We believe both are likely to have a diminished impact going forward.

While we are mindful of the potential pressure on profitability, we are also increasingly cognizant of “industry disruptors.” New and innovative technologies have always had a transformational effect, but other forms of disruption are now becoming pervasive across industries. The emergence of online retailing, the boom of shale oil and gas in North America, and the Affordable Care Act in health care are examples of industry disruptors likely to have a substantial and sustainable impact. These disruptors can be either opportunities or threats. Our job is to figure out which.

Given this backdrop, our approach remains consistent. We aim to construct an “all weather” portfolio by targeting companies that we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential in seeking to generate superior long-term performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$1,000.00	$1,045.20	$4.01
Service shares	1,000.00	1,043.80	5.28

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.88	3.97
Service shares	1,000.00	1,019.64	5.22

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.79%
Service shares	1.04

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

	Shares	Value

Common Stocks—97.5%

Consumer Discretionary—12.9%

Auto Components—2.3%
Dana Holding Corp.	1,063,751	$25,976,799

Diversified Consumer Services—1.8%
LifeLock, Inc.[1]	1,029,710	14,374,751

Matthews International Corp., Cl. A	149,710	6,223,445

		20,598,196

Hotels, Restaurants & Leisure—4.5%
Brinker International, Inc.	339,720	16,527,378

Dunkin’ Brands Group, Inc.	139,803	6,404,375

Popeyes Louisiana Kitchen, Inc.[1]	263,200	11,504,472

Texas Roadhouse, Inc.	640,580	16,655,080

		51,091,305

Household Durables—1.0%
KB Home	611,760	11,427,677

Specialty Retail—3.3%
Mattress Firm Holding Corp.[1]	334,070	15,951,842

Monro Muffler Brake, Inc.	102,879	5,472,134

Pier 1 Imports, Inc.	534,120	8,230,789

Signet Jewelers Ltd.	69,640	7,701,488

		37,356,253

Consumer Staples—0.5%

Food Products—0.5%
Flowers Foods, Inc.	269,190	5,674,525

Energy—4.2%
Oil, Gas & Consumable Fuels—4.2%
Energy XXI Bermuda Ltd.	385,143	9,100,929

Renewable Energy Group, Inc.[1]	971,772	11,146,225

Valero Energy Partners LP	314,965	15,845,889

Western Refining, Inc.	283,591	10,648,842

		46,741,885

Financials—23.2%

Commercial Banks—8.9%
BancorpSouth, Inc.	590,480	14,508,094

BankUnited, Inc.	522,015	17,477,062

First Niagara Financial Group, Inc.	1,963,300	17,159,242

FirstMerit Corp.	746,826	14,749,813

MB Financial, Inc.	525,080	14,203,414

Talmer Bancorp, Inc., Cl. A1	422,890	5,831,653

Webster Financial Corp.	498,450	15,721,113

		99,650,391

Insurance—0.9%
AmTrust Financial Services, Inc.	236,597	9,892,121

Real Estate Investment Trusts (REITs)—11.8%
Apollo Commercial Real Estate Finance, Inc.	857,432	14,139,054

Chatham Lodging Trust	691,970	15,154,143

DuPont Fabros Technology, Inc.	493,430	13,302,873

LaSalle Hotel Properties	812,626	28,677,571

Mid-America Apartment Communities, Inc.	162,025	11,835,926

Redwood Trust, Inc.	1,077,040	20,969,969

STAG Industrial, Inc.	873,850	20,981,138

Starwood Property Trust, Inc.	335,522	7,975,358

		133,036,032

Thrifts & Mortgage Finance—1.6%
Flagstar Bancorp, Inc.[1]	518,591	9,386,497

Oritani Financial Corp.	576,090	8,866,025

		18,252,522

Health Care—14.6%

Biotechnology—1.4%
Celldex Therapeutics, Inc.[1]	232,000	3,786,240

Keryx Biopharmaceuticals, Inc.[1]	568,590	8,744,914

Ultragenyx Pharmaceutical, Inc.[1]	70,320	3,156,665

		15,687,819

Health Care Equipment & Supplies—4.0%
DexCom, Inc.[1]	237,480	9,418,457

Endologix, Inc.[1]	425,530	6,472,311

Greatbatch, Inc.[1]	223,471	10,963,487

Integra LifeSciences Holdings Corp.[1]	200,730	9,446,354

	Shares	Value

Health Care Equipment & Supplies (Continued)

Spectranetics Corp.[1]	381,160	$8,720,941

		45,021,550

Health Care Providers & Services—4.7%
Acadia Healthcare Co., Inc.[1]	205,750	9,361,625

HealthSouth Corp.	430,150	15,429,481

Team Health Holdings, Inc.[1]	161,290	8,054,823

WellCare Health Plans, Inc.[1]	264,781	19,768,549

		52,614,478

Health Care Technology—0.9%
HMS Holdings Corp.[1]	507,636	10,360,851

Life Sciences Tools & Services—0.7%
Fluidigm Corp.[1]	99,170	2,915,598

MorphoSys AG1	56,999	5,347,418

		8,263,016

Pharmaceuticals—2.9%
AcelRx Pharmaceuticals, Inc.[1]	252,380	2,586,895

Aratana Therapeutics, Inc.[1]	234,040	3,653,365

Horizon Pharma, Inc.[1]	395,393	6,255,117

Prestige Brands Holdings, Inc.[1]	580,416	19,670,298

		32,165,675

Industrials—17.7%

Aerospace & Defense—2.3%
AAR Corp.	196,085	5,404,103

Orbital Sciences Corp.[1]	392,040	11,584,782

Triumph Group, Inc.	121,600	8,490,112

		25,478,997

Air Freight & Couriers—0.8%
XPO Logistics, Inc.[1]	297,150	8,504,433

Airlines—0.9%
Spirit Airlines, Inc.[1]	152,620	9,651,689

Commercial Services & Supplies—5.1%
ABM Industries, Inc.	337,680	9,110,606

ACCO Brands Corp.[1]	1,793,117	11,493,880

KAR Auction Services, Inc.	747,830	23,833,342

Waste Connections, Inc.	255,350	12,397,243

		56,835,071

Construction & Engineering—1.6%
AECOM Technology Corp.[1]	299,543	9,645,285

MasTec, Inc.[1]	252,350	7,777,427

		17,422,712

Machinery—1.0%
Titan International, Inc.	320,230	5,386,269

Wabash National Corp.[1]	412,410	5,876,842

		11,263,111

Professional Services—4.0%
Korn/Ferry International[1]	882,251	25,911,712

Paylocity Holding Corp.[1]	176,190	3,810,989

Robert Half International, Inc.	328,485	15,681,874

		45,404,575

Road & Rail—2.0%
Saia, Inc.[1]	249,220	10,948,235

Swift Transportation Co.[1]	440,524	11,114,420

		22,062,655

Information Technology—14.7%

Communications Equipment—1.8%
Finisar Corp.[1]	1,003,091	19,811,047

Internet Software & Services—2.1%
j2 Global, Inc.	203,613	10,355,757

Web.com Group, Inc.[1]	474,020	13,684,958

		24,040,715

IT Services—3.0%
Booz Allen Hamilton Holding Corp.	422,250	8,968,590

CACI International, Inc., Cl. A1	47,790	3,355,336

MAXIMUS, Inc.	240,015	10,325,445

Unisys Corp.[1]	462,830	11,450,414

		34,099,785

Semiconductors & Semiconductor Equipment—2.9%
Cavium, Inc.[1]	350,250	17,393,415

6      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Semtech Corp.[1]	570,038	$14,906,494

		32,299,909

Software—4.9%
FleetMatics Group plc[1]	154,700	5,002,998

Fortinet, Inc.[1]	792,401	19,913,037

Guidewire Software, Inc.[1]	402,680	16,372,969

Imperva, Inc.[1]	166,280	4,353,211

Proofpoint, Inc.[1]	262,040	9,816,018

		55,458,233

Materials—9.3%

Chemicals—3.4%
A. Schulman, Inc.	230,128	8,905,954

Cytec Industries, Inc.	86,968	9,168,167

Intrepid Potash, Inc.[1]	526,640	8,826,486

Tronox Ltd., Cl. A	436,270	11,735,663

		38,636,270

Containers & Packaging—0.6%
Packaging Corp. of America	93,620	6,692,894

Metals & Mining—2.2%
Century Aluminum Co.[1]	598,640	9,386,675

Kaiser Aluminum Corp.	205,710	14,990,088

		24,376,763

	Shares	Value

Paper & Forest Products—3.1%
Boise Cascade Co.[1]	501,590	$14,365,538

P.H. Glatfelter Co.	758,423	20,120,962

		34,486,500

Utilities—0.4%

Water Utilities—0.4%
Aqua America, Inc.	191,823	5,029,599

Total Common Stocks (Cost $882,894,498)		1,095,366,053
Investment Company—2.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $23,062,033)	23,062,033	23,062,033

Total Investments, at Value (Cost $905,956,531)	99.6%	1,118,428,086

Net Other Assets (Liabilities)	0.4	4,312,938

Net Assets	100.0%	$1,122,741,024

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	33,794,445	223,898,354	234,630,766	23,062,033

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$23,062,033	$8,483

3. Rate shown is the 7-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

7      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES     June 30, 2014      Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $882,894,498)	$1,095,366,053
Affiliated companies (cost $23,062,033)	23,062,033

1,118,428,086

Cash	605,329

Receivables and other assets:
Investments sold	19,577,920
Dividends	1,630,377
Shares of beneficial interest sold	495,705
Other	44,848

Total assets	1,140,782,265

Liabilities
Payables and other liabilities:
Investments purchased	17,310,643
Shares of beneficial interest redeemed	381,120
Distribution and service plan fees	200,228
Shareholder communications	100,736
Trustees’ compensation	37,451
Other	11,063

Total liabilities	18,041,241

Net Assets	$1,122,741,024

Composition of Net Assets
Par value of shares of beneficial interest	$45,670

Additional paid-in capital	773,670,469

Accumulated net investment income	1,223,059

Accumulated net realized gain on investments and foreign currency transactions	135,330,271

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	212,471,555

Net Assets	$1,122,741,024

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $137,372,064 and 5,538,718 shares of beneficial interest outstanding)	$24.80

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $985,368,960 and 40,130,910 shares of beneficial interest outstanding)	$24.55

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS        For the Six Months Ended June 30, 2014        Unaudited

Investment Income
Dividends:
Unaffiliated companies	$10,652,371
Affiliated companies	8,483

Total investment income	10,660,854

Expenses
Management fees	3,690,527

Distribution and service plan fees - Service shares	1,202,605

Transfer and shareholder servicing agent fees:
Non-Service shares	66,754
Service shares	481,121

Shareholder communications:
Non-Service shares	11,181
Service shares	80,969

Custodian fees and expenses	3,076

Trustees’ compensation	22,379

Other	62,042

Total expenses	5,620,654
Less waivers and reimbursements of expenses	(52,296)

Net expenses	5,568,358

Net Investment Income	5,092,496

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	136,463,411
Foreign currency transactions	2,093

Net realized gain	136,465,504

Net change in unrealized appreciation/depreciation on:
Investments	(93,022,275)
Translation of assets and liabilities denominated in foreign currencies	(31,376)

Net change in unrealized appreciation/depreciation	(93,053,651)

Net Increase in Net Assets Resulting from Operations	$48,504,349

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$5,092,496	$ 4,792,644

Net realized gain	136,465,504	175,049,148

Net change in unrealized appreciation/depreciation	(93,053,651)	173,986,568

Net increase in net assets resulting from operations	48,504,349	353,828,360

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,181,630)	(978,410)
Service shares	(6,176,459)	(6,606,031)

	(7,358,089)	(7,584,441)

Distributions from net realized gain:
Non-Service shares	(18,983,832)	(1,288,110)
Service shares	(137,086,830)	(11,405,204)

	(156,070,662)	(12,693,314)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	16,797,524	11,660,720
Service shares	96,007,986	(157,538,740)

	112,805,510	(145,878,020)

Net Assets
Total increase (decrease)	(2,118,892)	187,672,585

Beginning of period	1,124,859,916	937,187,331

End of period (including accumulated net investment income of $1,223,059 and $3,488,652, respectively)	$1,122,741,024	$ 1,124,859,916

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$27.80	$20.14	$17.17	$17.66	$14.40	$10.65

Income (loss) from investment operations:
Net investment income[2]	0.15	0.16	0.21	0.10	0.10	0.08
Net realized and unrealized gain (loss)	1.09	8.01	2.87	(0.48)	3.25	3.78

Total from investment operations	1.24	8.17	3.08	(0.38)	3.35	3.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.22)	(0.11)	(0.11)	(0.09)	(0.11)
Distributions from net realized gain	(3.99)	(0.29)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(4.24)	(0.51)	(0.11)	(0.11)	(0.09)	(0.11)

Net asset value, end of period	$24.80	$27.80	$20.14	$17.17	$17.66	$14.40

Total Return, at Net Asset Value[3]	4.52%	41.01%	17.99%	(2.21)%	23.41%	37.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,372	$134,692	$87,267	$79,722	$95,576	$81,814

Average net assets (in thousands)	$135,317	$113,522	$83,790	$86,796	$88,063	$69,585

Ratios to average net assets:[4]
Net investment income	1.12%	0.67%	1.09%	0.58%	0.68%	0.71%
Total expenses[5]	0.80%	0.81%	0.83%	0.83%	0.85%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.80%	0.80%	0.80%	0.80%	0.82%

Portfolio turnover rate	37%	60%	92%	108%	73%	140%
1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0 .80%
Year Ended December 31, 2013	0 .81%
Year Ended December 31, 2012	0 .83%
Year Ended December 30, 2011	0 .83%
Year Ended December 31, 2010	0 .85%
Year Ended December 31, 2009	0 .91%

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS        Continued

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$27.53	$19.96	$17.02	$17.50	$14.28	$10.54

Income (loss) from investment operations:
Net investment income[2]	0.12	0.10	0.15	0.06	0.07	0.05
Net realized and unrealized gain (loss)	1.07	7.93	2.85	(0.47)	3.21	3.76

Total from investment operations	1.19	8.03	3.00	(0.41)	3.28	3.81

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.17)	(0.06)	(0.07)	(0.06)	(0.07)
Distributions from net realized gain	(3.99)	(0.29)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(4.17)	(0.46)	(0.06)	(0.07)	(0.06)	(0.07)

Net asset value, end of period	$24.55	$27.53	$19.96	$17.02	$17.50	$14.28

Total Return, at Net Asset Value[3]	4 .38%	40 .62%	17 .67%	(2 .38)%	23 .06%	36 .88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$985,369	$990,168	$849,920	$790,752	$859,710	$662,347

Average net assets (in thousands)	$975,371	$935,083	$836,487	$823,201	$730,069	$612,651

Ratios to average net assets:[4]
Net investment income	0 .90%	0 .43%	0 .82%	0 .34%	0 .45%	0 .47%
Total expenses[5]	1 .05%	1 .06%	1 .08%	1 .08%	1 .10%	1 .15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .04%	1 .05%	1 .05%	1 .05%	1 .05%	1 .07%

Portfolio turnover rate	37%	60%	92%	108%	73%	140%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1 .05%
Year Ended December 31, 2013	1 .06%
Year Ended December 31, 2012	1 .08%
Year Ended December 30, 2011	1 .08%
Year Ended December 31, 2010	1 .10%
Year Ended December 31, 2009	1 .15%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS    June 30, 2014        Unaudited

1. Significant Accounting Policies

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), formerly Oppenheimer Main Street Small- & Mid-Cap Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$906,958,682

Gross unrealized appreciation	$229,326,232
Gross unrealized depreciation	(17,856,828)

Net unrealized appreciation	$211,469,404

13      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is

14      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

2. Securities Valuation (Continued)

valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

15      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$146,450,230	$—	$—	$146,450,230
Consumer Staples	5,674,525	—	—	5,674,525
Energy	46,741,885	—	—	46,741,885
Financials	260,831,066	—	—	260,831,066
Health Care	158,765,971	5,347,418	—	164,113,389
Industrials	196,623,243	—	—	196,623,243
Information Technology	165,709,689	—	—	165,709,689
Materials	104,192,427	—	—	104,192,427
Utilities	5,029,599	—	—	5,029,599
Investment Company	23,062,033	—	—	23,062,033

Total Assets	$1,113,080,668	$5,347,418	$—	$1,118,428,086

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	511,647	$14,382,561	2,050,901	$49,473,567
Dividends and/or distributions reinvested	817,408	20,165,462	95,274	2,266,520
Redeemed	(635,999)	(17,750,499)	(1,633,467)	(40,079,367)

Net increase	693,056	$16,797,524	512,708	$11,660,720

Service Shares
Sold	1,351,858	$37,218,362	3,333,649	$79,750,169
Dividends and/or distributions reinvested	5,866,634	143,263,289	763,535	18,011,235
Redeemed	(3,057,737)	(84,473,665)	(10,718,072)	(255,300,144)

Net increase (decrease)	4,160,755	$96,007,986	(6,620,888)	$(157,538,740)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$407,965,252	$433,692,846

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

16      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $5,115 for Non-Service shares and $35,985 for Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $11,196 for IMMF management fees.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

17      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS        Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

THIS PAGE INTENTIONALLY LEFT BLANK.

19      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Matthew P. Ziehl, Vice President
Raymond Anello, Vice President
Raman Vardharaj, Vice President
Joy Budzinski, Vice President
Kristin Ketner Pak, Vice President
Magnus Krantz, Vice President
Adam Weiner, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objective, risks, and charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2014
Oppenheimer Money Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report
SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Managers: Christopher Proctor, CFA and Adam S. Wilde, CFA
Current Yield
For the 7-Day Period Ended 6/30/14
With Compounding	0.01%
Without Compounding	0.01%

For the 6-Month Period Ended 6/30/14
With Compounding	0.01%
Without Compounding	0.01%

Performance data quoted represents past performance, which does not guarantee future results. Yields are annualized and include dividends in a hypothetical investment for the periods shown. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

PORTFOLIO ALLOCATION
Short-Term Notes/Commercial Paper	41.5%
Certificates of Deposit	37.6
Direct Bank Obligations	20.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of investments.

2       OPPENHEIMER MONEY FUND/VA

Fund Performance Discussion

Despite volatility among long-term interest rates stemming from changing economic expectations and a shift in U.S. monetary policy, short-term rates and money market yields remained stable near historical lows, anchored by the Federal Reserve’s (the “Fed”) unchanged target of between 0% and 0.25% for the overnight federal funds rate.

MARKET OVERVIEW

Markets were volatile to start the reporting period in January 2014 amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. While these fears generally failed to materialize, economic activity was constrained by unusually harsh winter weather over much of the United States, which caused downturns in consumer spending, corporate investment, and business inventory replenishment. Therefore, despite an additional cut in quantitative easing and signs of ongoing strength in U.S. labor markets, U.S. Gross Domestic Product contracted at a 2.1% annualized rate over the first quarter of 2014. Bonds generally rallied in this environment, and yields fell at the longer end of the market’s maturity range.

Many investors appeared to shrug off the economy’s weak quarterly performance in light of expectations that economic activity would bounce back in warmer weather. Economic data released in April and May lent credence to this view, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. Shortly after the period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

In spite of all the recent changes in investor sentiment, money market yields largely remained unchanged. Indeed, the Fed’s new chairperson in early 2014 backed away from previously established targets for unemployment and inflation, indicating that short-term rates would likely remain at current levels at least through the end of the year.

PORTFOLIO STRATEGY

In addition to the persistently low interest rate environment, money market yields were restrained by robust demand for a limited supply of eligible instruments and uncertainty surrounding proposed regulatory changes governing money market funds. Within these constraints, the Fund continued to generate consistent and competitive levels of current income.

As we have for some time, we maintained the Fund’s weighted average maturity throughout the reporting period in a range we considered to be in line with market averages for AAA-rated money market funds. From a portfolio composition perspective, we continued to avoid repurchase agreements due to the uncertainty surrounding potential regulatory changes. Instead, we have continued to favor commercial paper issued by global banks meeting our stringent credit criteria. We also increased the Fund’s exposure to floating rate securities on which yields are reset monthly or quarterly. In light of their low yields, the Fund held few U.S. Treasury securities over the reporting period.

Additionally, while the Fund did not partake in the Fed’s reverse repurchase program, we’ve experienced benefits from it this reporting period. The Fed’s reverse repurchase program was introduced as a method to help control short-term interest rates. Under the program, the Fed borrows funds overnight from money market funds, banks and other entities, offering Treasury securities as collateral. The borrowing entity receives 0.05% for the overnight loan. Although the Fund did not participate in the Fed’s program, we indirectly benefited from the increased supply of funds to the market.

STRATEGY & OUTLOOK

We currently expect the U.S. economy to rebound from its poor first quarter performance, but we have seen little change in the current imbalance of supply-and-demand dynamics. Consequently, we expect money market yields to remain range-bound for the foreseeable future. Over the longer term, however, we have begun to see some light at the end of the tunnel with regard to short-term interest rates. Should a 2015 rate hike by the Fed become more likely, we expect yields to rise in anticipation. The prospect of higher yields may prompt us to adjust our strategies, but in the meantime we intend to maintain a roughly market-neutral weighted average maturity, and we have retained our focus on high-quality instruments from fundamentally strong issuers.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3       OPPENHEIMER MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
	$1,000.00	$1,000.10	$0.89

Hypothetical
(5% return before expenses)
	1,000.00	1,023.90	0.90

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Expense Ratios
0.18%

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4       OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS    June 30, 2014      Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount		Value
Certificates of Deposit—38.4%
Yankee Certificates of Deposit—38.4%
Bank of Montreal, Chicago:
0.06%	7/7/14	7/7/14	$3,600,000	$	3,600,000
0.06%	7/3/14	7/3/14	1,300,000		1,300,000
0.17%	8/27/14	8/27/14	3,500,000		3,500,000
Bank of Nova Scotia, Houston TX:
0.239%[1]	8/20/14	2/20/15	2,300,000		2,300,000
0.25%	1/5/15	1/5/15	2,000,000		2,000,000
BNP Paribas, New York:
0.34%	8/7/14	8/7/14	3,000,000		3,000,000
0.45%	9/19/14	9/19/14	3,000,000		3,000,000
Credit Suisse, New York Branch, 0.21%	7/29/14	7/29/14	1,000,000		1,000,000
DnB Bank ASA NY, 0.195%	9/24/14	9/24/14	4,700,000		4,700,000
Nordea Bank Finland plc, New York:
0.21%	11/14/14	11/14/14	1,700,000		1,700,000
0.21%	11/4/14	11/4/14	2,000,000		2,000,000
0.22%	7/1/14	7/1/14	3,700,000		3,700,000
Rabobank Nederland NV, New York:
0.251%[1]	7/7/14	3/9/15	4,000,000		4,000,000
0.255%[1]	7/31/14	10/31/14	800,000		800,000
0.27%[1]	7/7/14	10/7/14	1,500,000		1,500,000
0.314%[1]	10/20/14	7/17/15	1,800,000		1,800,000
Royal Bank of Canada, New York, 0.234%[1]	7/18/14	2/18/15	2,000,000		2,000,000
Skandinaviska Enskilda Bank, New York:
0.20%	9/11/14	9/11/14	4,000,000		4,000,000
0.20%	9/4/14	9/4/14	3,000,000		3,000,000
Sumitomo Mutsui Bank NY, 0.08%	7/8/14	7/8/14	5,500,000		5,500,000
Svenska Handelsbanken, New York, 0.205%	11/17/14	11/17/14	800,000		800,015
Toronto Dominion Bank, New York, 0.24%	9/4/14	9/4/14	2,000,000		2,000,144
Wells Fargo Bank NA:
0.222%[1]	7/6/14	12/5/14	3,500,000		3,500,000
0.235%[1]	7/21/14	5/19/15	3,500,000		3,500,000
Total Certificates of Deposit (Cost $64,200,159)					64,200,159
Direct Bank Obligations—21.4%
Bank of Nova Scotia, New York:
0.205%	9/22/14	9/22/14	500,000		499,764
0.205%	8/4/14	8/4/14	2,500,000		2,499,516
Bank of Tokyo-Mitsubishi UFJ NY, 0.10%[2]	7/3/14	7/3/14	6,000,000		5,999,967
Credit Suisse, New York Branch:
0.17%	7/1/14	7/1/14	251,000		251,000
0.21%	8/12/14	8/12/14	1,100,000		1,099,731
0.24%	9/4/14	9/4/14	1,700,000		1,699,263
0.27%	9/15/14	9/15/14	2,500,000		2,498,575
DnB Bank ASA:
0.17%[3]	8/4/14	8/4/14	250,000		249,960
0.195%[3]	7/1/14	7/1/14	3,000,000		3,000,000
HSBC USA, Inc.:
0.23%	8/8/14	8/8/14	3,000,000		2,999,272
0.23%	8/4/14	8/4/14	3,000,000		2,999,348
0.24%	8/26/14	8/26/14	1,600,000		1,599,403
PNC Bank NA, 0.31%	2/23/15	2/23/15	5,000,000		5,000,000
Skandinaviska Enskilda BankenAB:
0.18%[3]	7/11/14	7/11/14	600,000		599,970
0.18%[3]	7/14/14	7/14/14	600,000		599,961
Svenska Handelsbanken, Inc., 0.20%[3]	10/24/14	10/24/14	3,500,000		3,497,764
Swedbank AB, 0.19%	8/20/14	8/20/14	620,000		619,836
Total Direct Bank Obligations (Cost $35,713,330)					35,713,330
Short-Term Notes/Commercial Paper—42.5%
Capital Markets—0.9%
BNP Paribas Finance, Inc., 0.29%	11/24/14	11/24/14	1,500,000		1,498,236
Leasing & Factoring—9.6%
American Honda Finance Corp.:
0.23%[1]	9/4/14	6/4/15	5,000,000		5,000,000
0.23%[1]	9/12/14	12/5/14	1,000,000		1,000,000
0.246%[1,2]	7/17/14	7/17/14	2,000,000		2,000,000
Toyota Motor Credit Corp.:
0.191%[1]	7/4/14	8/28/14	2,000,000		2,000,000

5       OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount		Value
Leasing & Factoring (Continued)
Toyota Motor Credit Corp.: (Continued)
0.227%[1]	7/14/14	1/14/15	$2,000,000	$	2,000,000
0.23%	2/9/15	2/9/15	4,000,000		3,994,301
					15,994,301

Municipal—5.9%
CA Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds, Zerep Management Corp., Series 2014, 0.10%[1]	7/7/14	7/7/14	1,400,000		1,400,000
Calcasieu Parish, LA Public Trust Authority Solid Waste Disposal Revenue Bonds, WPT Corp. Project, Series 1997, 0.07%[1]	7/7/14	7/7/14	5,600,000		5,600,000
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.20%[1]	7/7/14	7/7/14	1,900,000		1,900,000
St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.15%[1]	7/7/14	7/7/14	1,000,000		1,000,000
					9,900,000

Receivables Finance—10.6%
Barton Capital Corp., 0.07%[3]	7/1/14	7/1/14	2,848,000		2,848,000
Gemini Securitization Corp., 0.11%[3]	7/1/14	7/1/14	4,000,000		4,000,000
Manhattan Asset Funding Co., 0.16%[3]	7/1/14	7/1/14	600,000		600,000
Old Line Funding Corp.:
0.22%[3]	11/25/14	11/25/14	2,000,000		1,998,203
0.22%[3]	10/6/14	10/6/14	1,500,000		1,499,111
Thunder Bay Funding LLC:
0.22%[3]	10/10/14	10/10/14	2,000,000		1,998,765
0.24%[3]	9/8/14	9/8/14	1,500,000		1,499,310
Victory Receivables Corp., 0.06%[3]	7/2/14	7/2/14	2,400,000		2,399,996
White Plains Capital Co. LLC, 0.17%	7/1/14	7/1/14	1,000,000		1,000,000
					17,843,385

Special Purpose Financial—15.5%
Anglesea Funding LLC, 0.10%[2]	7/1/14	7/1/14	3,000,000		3,000,000
Collateralized Commercial Paper II Co. LLC, 0.401%	10/24/14	10/24/14	1,000,000		998,722
Concord Minutemen Cap. Corp. LLC:
0.20%	7/7/14	7/7/14	1,000,000		999,967
0.20%	7/24/14	7/24/14	1,600,000		1,599,796
0.20%	7/21/14	7/21/14	2,900,000		2,899,678
Crown Point Capital Co.:
0.18%	7/14/14	7/14/14	1,100,000		1,099,928
0.20%	7/25/14	7/25/14	2,100,000		2,099,720
0.20%	7/1/14	7/1/14	1,600,000		1,600,000
0.20%	7/8/14	7/8/14	1,000,000		999,961
Govco LLC:
0.18%[3]	8/15/14	8/15/14	1,900,000		1,899,573
0.18%[3]	7/17/14	7/17/14	3,000,000		2,999,760
0.18%[3]	8/1/14	8/1/14	3,100,000		3,099,519
Ridgefield Funding Co. LLC, 0.221%[1]	7/3/14	11/3/14	2,500,000		2,500,000
					25,796,624
Total Short-Term Notes/Commercial Paper (Cost $71,032,546)					71,032,546
Total Investments, at Value (Cost $170,946,035)			102.3%		170,946,035
Net Other Assets (Liabilities)			(2.3)		(3,906,570)
Net Assets			100.0%	$	167,039,465

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,999,967 or 6.59% of the Fund’s net assets as of June 30, 2014.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $32,789,892 or 19.63% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.

6       OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES    June 30, 2014      Unaudited

Assets
Investments, at value (cost $170,946,035)—see accompanying statement of investments	$170,946,035
Cash	2,021,931
Receivables and other assets:
Shares of beneficial interest sold	103,660
Interest	35,716
Other	22,771
Total assets	173,130,113
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	6,065,665
Trustees’ compensation	18,398
Dividends	404
Other	6,181
Total liabilities	6,090,648
Net Assets	$167,039,465

Composition of Net Assets
Par value of shares of beneficial interest	$167,032
Additional paid-in capital	166,869,824
Accumulated net investment loss	(121)
Accumulated net realized gain on investments	2,730
Net Assets - applicable to 167,032,241 shares of beneficial interest outstanding	$167,039,465

Net Asset Value. Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

7       OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS    For the Six Months Ended June 30, 2014      Unaudited

Investment Income
Interest	$172,380

Expenses
Management fees	403,222
Transfer and shareholder servicing agent fees	89,605
Trustees’ compensation	12,995
Custodian fees and expenses	814
Shareholder communications:	812
Other	25,436
Total expenses	532,884
Less waivers and reimbursements of expenses	(369,460)
Net expenses	163,424
Net Investment Income	8,956

Realized Gain	2,730

Net Increase in Net Assets Resulting from Operations	$11,686

See accompanying Notes to Financial Statements.

8       OPPENHEIMER MONEY FUND/VA

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$8,956	$ 18,234
Net realized gain	2,730	2,445

Net increase in net assets resulting from operations	11,686	20,679

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(9,328)	(24,504)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions	(9,989,296)	2,601,903
Net Assets
Total increase (decrease)	(9,986,938)	2,598,078
Beginning of period	177,026,403	174,428,325

End of period (including accumulated net investment income (loss) of $(121) and $251, respectively)	$167,039,465	$ 177,026,403

See accompanying Notes to Financial Statements.

9       OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$ 1.00
Income from investment operations -net investment income and net realized gain[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$ 1.00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.01%	0.03%	0.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$167,039	$177,026	$174,428	$163,973	$149,697	$ 180,955
Average net assets (in thousands)	$181,606	$178,263	$164,276	$156,127	$164,258	$ 218,079
Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%	0.35%
Total expenses	0.59%	0.61%	0.62%	0.61%	0.61%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.18%	0.22%	0.30%	0.29%	0.35%	0.48%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

10       OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS    June 30, 2014        Unaudited

1. Significant Accounting Policies

Oppenheimer Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies consistently followed by the Fund.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

11       OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value:
Assets Table
Certificates of Deposit	$—	$64,200,159	$—	$64,200,159
Direct Bank Obligations	—	35,713,330	—	35,713,330
Short-Term Notes/Commercial Paper	—	71,032,546	—	71,032,546

Total Assets	$—	$170,946,035	$—	$170,946,035

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Sold	75,020,548	$75,020,548	101,203,375	$101,203,375
Dividends and/or distributions reinvested	9,328	9,328	24,504	24,504
Redeemed	(85,019,172)	(85,019,172)	(98,625,976)	(98,625,976)

Net increase (decrease)	(9,989,296)	$(9,989,296)	2,601,903	$2,601,903

12        OPPENHEIMER MONEY FUND/VA

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $286,859.

The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. As a result of this limitation, the Manager waived $82,601 for the six months ended June 30, 2014.

Effective April 30, 2013, the Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of June 30, 2014, the following waived and/or reimbursed amounts are eligible for recapture:

Expires

December 31, 2016	$486,156
December 31, 2017	369,460

The Manager has not recaptured any previously waived and/or reimbursed amounts during the six months ended June 30, 2014.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and

13       OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Pending Litigation (Continued)

litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

14        OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO

STATEMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

15       OPPENHEIMER MONEY FUND/VA

OPPENHEIMER MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Christopher Proctor, Vice President
Adam Wilde, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Portfolio Managers: Krishna Memani, Sara J. Zervos, Ph.D. and Jack Brown, CFA

Cumulative Total Returns

For the 6-Month Period Ended 6/30/14

Non-Service Shares	4.39%
Service Shares	4.19

Average Annual Total Returns

For the Periods Ended 6/30/14

	1-Year	5-Year	10-Year
Non-Service Shares	6.77%	8.99%	6.28%
Service Shares	6.52%	8.70%	6.01%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

PORTFOLIO ALLOCATION
Corporate Bonds and Notes	40.5%
Foreign Government Obligations	16.0
Mortgage-Backed Obligations
Government Agency	6.2
Non-Agency	9.5
Investment Companies
Oppenheimer Institutional Money Market Fund	2.6
Oppenheimer Master Event-Linked Bond Fund, LLC	2.2
Oppenheimer Master Loan Fund, LLC	4.9
Oppenheimer Ultra-Short Duration Fund	2.2
U.S. Government Obligations	5.3
Short-Term Notes	3.6
Corporate Loans	3.6
Asset-Backed Securities	2.4
Structured Securities	0.8
Preferred Stocks	0.1
Common Stocks	0.1
Over-the-Counter Credit Default Swaptions Purchased	—*
Over-the-Counter Options Purchased	—*
Rights, Warrants and Certificates	—*
Over-the-Counter Interest Rate Swaptions Purchased	—*

*	Represents a value of less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	14.3%
AA	1.1
A	6.8
BBB	25.0
BB	14.0
B	20.7
CCC	6.8
CC	0.4
C	0.0
D	0.6
Unrated	10.3
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of June 30, 2014, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 4.39% during the period, underperforming its Reference Index, which returned 5.29%. The Fund’s Reference Index (the “Index”) is a customized weighted index currently comprised of 40% of the Citigroup Non-U.S. World Government Bond Index, 30% of the JPMorgan Domestic High Yield Index and 30% of the Barclays U.S. Aggregate Bond Index.

The Fund’s underperformance to the Reference Index occurred primarily over the first half of the reporting period, and was largely the result of its exposure to emerging market debt denominated in local currencies. The Fund received its best results from its investment in mortgages this reporting period.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

The global economy started 2014 with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country. In addition, renewed concerns about economic instability in the emerging markets caused some analysts to question the sustainability of the global economic recovery, and the markets responded negatively to rising geopolitical tensions between Russia and Ukraine. This resulted in heightened volatility across multiple asset classes to begin the year. Growth in the Eurozone remained anemic, and the outlook for China softened a bit on the back of weaker economic data.

However, in the spring, the U.S. and global economic recoveries seemed to get back on track. Robust U.S. employment gains and mildly encouraging economic data in Europe helped address investors’ concerns. Central banks throughout the world also maintained stimulative monetary policies. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the Fed also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in April and May was positive, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. Shortly after the reporting period ended, a positive June jobs report was released, in which the unemployment rate fell to 6.1%, its lowest level since September 2008.

FUND REVIEW

Our security selection in emerging market debt was a negative this reporting period and our allocation to Russia hurt performance on the back of geopolitical turmoil in Ukraine. While we continue to have a sizable investment in emerging market debt (primarily denominated in U.S. dollars) at period end, we have reduced our exposure to Russia and emerging market debt in general this reporting period. We remain cautious that the possibility of earlier-than-expected Fed tightening could negatively impact emerging market debt, but we continue to view emerging market debt as an important diversifier and attractive potential source of returns for several reasons. First, emerging market default risk is significantly lower than in the past as many economies have grown stronger, their balance sheets are in better shape and their monetary/fiscal policies are much improved. Second, many emerging market countries have the flexibility to run countercyclical monetary policies. Third, several countries that have been raising rates are at or near the end of their respective tightening cycles and considering moves toward easing. Based on our assessment of the underlying fundamentals, including current valuations, we remain optimistic on the prospects of emerging market debt at period end. Also detracting from relative performance was an underweight position in the yen, which rallied this reporting period.

The Fund received strong absolute and relative results from mortgages this reporting period as interest rates rallied. These investment-grade securities offered relatively attractive yields, sparking greater demand as investors resumed their search for more competitive levels of current income. However, we began to reduce the Fund’s exposure to mortgage-backed securities later in the reporting period when valuations rose to richer levels and re-allocated the capital into high yield. The Fund’s investments in mortgages at period end include new vintage collateralized mortgage-backed securities (“CMBS”) and some older subprime CMBS. Although high yield spreads are tighter than they were a year ago, we continue to believe high yield has some of the most attractive fundamentals in the fixed income universe. The high yield portfolio produced positive absolute results during the reporting period, with contributions coming from bonds in the transportation, technology and health care sectors. However, the high yield portfolio underperformed the JPMorgan Domestic High Yield Index. Overall, the Fund has maintained a focus on lower-rated bonds at period end, favoring B-rated bonds over BB-rated bonds, and also maintained an allocation to CCC-rated bonds. While the performance of lower-rated bonds was positive on an absolute basis, this positioning detracted from relative performance for the period as lower-rated bonds generally underperformed higher-rated bonds.

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Also producing positive absolute performance were our positions in European credit. Our rationale for owning this exposure is simple. We view the risk of the Eurozone breaking up as small and getting smaller, and the U.S. economy has stabilized. For the global economy to improve, we believe Europe will need to stabilize further. It appears as though European credit quality is no longer deteriorating, and we believe spreads are attractive versus their U.S. counterparts. We believe one of the bigger potential surprises for the market might be if Europe can stabilize faster than investors expect. We are prepared for that possibility. It was our view that if the ECB decided to ease, European credit would benefit, and that view has proved correct so far.

Finally, we ended the reporting period with a relatively short average duration. Our short duration positioning contributed to relative performance in 2013 but detracted this reporting period as rates rallied. More broadly, we expect rates to continue rising for several years, although with some volatility. As a result, we expect to be short duration for quite some time.

STRATEGY & OUTLOOK

We believe the market will continue to react strongly to changes in expectations about the rate of growth in the U.S. and when the Fed will start tightening. However, at period end, we do not believe that tightening in the U.S. will begin in 2014. We think the Fed is on a steady path of tapering, and we expect there will be consistency in domestic monetary policy, with potentially positive changes coming from other regions. For example, the ECB has eased once and could ease again to address anemic growth and low inflation in Europe, Japan could undertake additional stimulus as it continues to implement its monetary policies (known as “Abenomics”) in the wake of slow economic growth, and certain emerging market countries are at or near the end of their respective tightening cycles and contemplating a move toward easing. We also believe the U.S. dollar has the potential to strengthen. In our opinion, such an environment would favor credit and spread products.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$1,000.00	$1,043.90	$3.60
Service shares	1,000.00	1,041.90	4.82

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.27	3.56
Service shares	1,000.00	1,020.08	4.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.71%
Service shares	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

	Principal Amount		Value

Asset-Backed Securities—2.4%

American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$2,100,000	$2,142,902
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]		125,000	126,146
Series 2013-2, Cl. C, 3.96%, 5/15/19[1]		2,051,000	2,087,818

AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		360,000	382,403
Series 2012-4, Cl. D, 2.68%, 10/9/18		220,000	226,010
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		560,000	572,058
Series 2013-3, Cl. D, 3.00%, 7/8/19		440,000	453,393
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		1,995,000	2,054,137
Series 2013-5, Cl. D, 2.86%, 12/8/19		220,000	224,333
Series 2014-2, Cl. D, 2.57%, 7/8/20		300,000	301,800

Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.929%, 11/15/23[2]	EUR	212,712	277,002

Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.956%, 7/24/23[2]	EUR	1,200,000	1,443,945

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		365,000	369,423
Series 2014-2, Cl. C, 3.29%, 3/15/21		130,000	130,210

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		275,000	276,028
Series 2013-4, Cl. D, 3.22%, 5/20/19		170,000	174,098
Series 2014-1, Cl. D, 3.39%, 7/22/19		185,000	190,135

CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20		450,000	451,503

CPS Auto Receivables Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		112,802	113,847

Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]		100,000	101,356

DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		605,000	616,918
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		7,285,000	7,432,980
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		675,000	695,182
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		580,000	588,474

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		65,000	66,414
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		635,000	661,360
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		370,000	373,305
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		370,000	380,867
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		180,000	180,011
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		180,000	181,196

First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		285,000	299,519
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		265,000	269,898
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		195,000	200,189

GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[1]		305,000	306,057

Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.254%, 1/25/23[2]	EUR	1,405,000	1,826,134

Harvest CLO IA SA:
Series I-X, Cl. C, 2.216%, 3/29/17[2]	EUR	235,000	321,746
Series I-X, Cl. D, 3.316%, 3/29/17[2]	EUR	595,000	798,047
Series I-X, Cl. E, 7.916%, 3/29/17[2]	EUR	595,000	785,695

Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.811%, 12/14/22[2]	EUR	1,388,921	1,809,040

	Principal Amount		Value

Asset-Backed Securities (Continued)

ICE EM CLO:
Series 2007-1A, Cl. B, 2.029%, 8/15/22[2,3]		$7,870,000	$6,886,250
Series 2007-1A, Cl. C, 3.329%, 8/15/22[2,3]		5,270,000	4,268,700
Series 2007-1A, Cl. D, 5.329%, 8/15/22[2,3]		5,270,000	4,532,200

Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18		880,000	919,362
Series 2012-5, Cl. D, 3.30%, 9/17/18		540,000	561,821
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		825,000	839,268
Series 2013-1, Cl. D, 2.27%, 1/15/19		920,000	932,758
Series 2013-2, Cl. D, 2.57%, 3/15/19		1,110,000	1,135,645
Series 2013-3, Cl. D, 2.42%, 4/15/19		950,000	965,638
Series 2013-5, Cl. D, 2.73%, 10/15/19		520,000	530,832
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]		1,195,000	1,234,378

SLM Private Credit Student Loan Trust, Series 2005-B, Cl. B, 0.631%, 6/15/39[2]		1,882,470	1,656,699

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		50,000	50,806
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		220,000	224,823

Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.206%, 7/24/23[2]	EUR	706,933	828,796

TAL Advantage LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]		205,533	205,769

Theseus European CLO SA, Series 2006-1X, Cl. E, 4.387%, 8/27/22[2]	EUR	1,490,000	1,930,297

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		154,051	155,176

United Auto Credit Securitization Trust:
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]		245,000	246,241
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]		360,000	361,473
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		230,000	231,607
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]		40,000	40,373

Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		245,000	244,888

Total Asset-Backed Securities (Cost $59,349,998)			58,875,379

Mortgage-Backed Obligations—16.3%

Government Agency—6.4%

FHLMC/FNMA/FHLB/Sponsored—6.3%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33		589,411	654,812
5.50%, 9/1/39		746,361	841,396
6.00%, 5/1/18-11/1/21		185,605	205,135
6.50%, 3/1/18-8/1/32		788,041	887,869
7.00%, 10/1/31-10/1/37		161,928	184,011
7.50%, 1/1/32		436,411	512,697

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 8.457%, 2/1/28[4]		11,220	2,476
Series 205,Cl. IO, 12.106%, 9/1/29[4]		65,248	15,424
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]		156,223	31,419

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22		603,214	608,299

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22		478,246	537,544
Series 151,Cl. F, 9.00%, 5/15/21		10,915	12,073
Series 1674,Cl. Z, 6.75%, 2/15/24		310,441	346,669
Series 1897,Cl. K, 7.00%, 9/15/26		866,848	980,650
Series 2043,Cl. ZP, 6.50%, 4/15/28		327,481	369,682

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2106,Cl. FG, 0.602%, 12/15/28[2]	$567,668	$572,920
Series 2122,Cl. F, 0.602%, 2/15/29[2]	15,623	15,761
Series 2148,Cl. ZA, 6.00%, 4/15/29	384,362	425,691
Series 2195,Cl. LH, 6.50%, 10/15/29	240,368	269,590
Series 2326,Cl. ZP, 6.50%, 6/15/31	30,049	33,900
Series 2344,Cl. FP, 1.102%, 8/15/31[2]	150,475	154,534
Series 2368,Cl. PR, 6.50%, 10/15/31	118,952	134,279
Series 2412,Cl. GF, 1.102%, 2/15/32[2]	247,717	254,474
Series 2449,Cl. FL, 0.702%, 1/15/32[2]	173,790	175,897
Series 2451,Cl. FD, 1.152%, 3/15/32[2]	94,511	97,250
Series 2453,Cl. BD, 6.00%, 5/15/17	27,668	29,313
Series 2461,Cl. PZ, 6.50%, 6/15/32	437,751	493,224
Series 2464,Cl. FI, 1.152%, 2/15/32[2]	78,714	80,909
Series 2470,Cl. AF, 1.152%, 3/15/32[2]	162,159	166,860
Series 2470,Cl. LF, 1.152%, 2/15/32[2]	80,553	82,798
Series 2471,Cl. FD, 1.152%, 3/15/32[2]	120,971	124,367
Series 2477,Cl. FZ, 0.702%, 6/15/31[2]	330,667	334,640
Series 2500,Cl. FD, 0.652%, 3/15/32[2]	14,181	14,337
Series 2517,Cl. GF, 1.152%, 2/15/32[2]	70,036	71,989
Series 2526,Cl. FE, 0.552%, 6/15/29[2]	24,758	24,944
Series 2551,Cl. FD, 0.552%, 1/15/33[2]	10,485	10,553
Series 2635,Cl. AG, 3.50%, 5/15/32	103,959	108,974
Series 2668,Cl. AZ, 4.00%, 9/15/18	58,241	60,895
Series 2676,Cl. KY, 5.00%, 9/15/23	1,391,808	1,518,661
Series 2707,Cl. QE, 4.50%, 11/15/18	203,859	216,286
Series 2770,Cl. TW, 4.50%, 3/15/19	28,365	30,210
Series 3025,Cl. SJ, 24.194%, 8/15/35[2]	210,330	315,023
Series 3465,Cl. HA, 4.00%, 7/15/17	22,048	22,414
Series 3617,Cl. DC, 4.00%, 7/15/27	55,824	56,412
Series 3741,Cl. PA, 2.15%, 2/15/35	989,405	1,012,492
Series 3815,Cl. BD, 3.00%, 10/15/20	34,715	35,755
Series 3822,Cl. JA, 5.00%, 6/15/40	47,005	50,276
Series 3840,Cl. CA, 2.00%, 9/15/18	25,962	26,425
Series 3848,Cl. WL, 4.00%, 4/15/40	453,344	469,506
Series 3857,Cl. GL, 3.00%, 5/15/40	18,405	18,904
Series 3917,Cl. BA, 4.00%, 6/15/38	297,681	311,442
Series 4221,Cl. HJ, 1.50%, 7/15/23	513,405	514,721

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 50.427%, 7/17/28[4]	17,632	3,654
Series 2079,Cl. S, 30.382%, 7/17/28[4]	32,613	6,897
Series 2136,Cl. SG, 66.745%, 3/15/29[4]	838,268	205,192
Series 2399,Cl. SG, 57.191%, 12/15/26[4]	463,596	110,889
Series 2437,Cl. SB, 68.895%, 4/15/32[4]	1,504,686	327,032
Series 2526,Cl. SE, 28.92%, 6/15/29[4]	31,084	6,798
Series 2682,Cl. TQ, 99.999%, 10/15/33[4]	305,663	61,133
Series 2795,Cl. SH, 12.633%, 3/15/24[4]	681,332	103,828
Series 2920,Cl. S, 48.563%, 1/15/35[4]	304,808	54,262
Series 2922,Cl. SE, 6.021%, 2/15/35[4]	51,574	9,305
Series 2981,Cl. BS, 99.999%, 5/15/35[4]	565,352	115,813
Series 3201,Cl. SG, 5.254%, 8/15/36[4]	282,833	48,930
Series 3397,Cl. GS, 12.159%, 12/15/37[4]	212,379	39,405
Series 3424,Cl. EI, 2.039%, 4/15/38[4]	135,039	18,890
Series 3450,Cl. BI, 9.842%, 5/15/38[4]	363,825	53,859
Series 3606,Cl. SN, 3.131%, 12/15/39[4]	112,252	15,848
Series 3659,Cl. IE, 0.00%, 3/15/19[4,5]	560,802	42,064
Series 3685,Cl. EI, 0.00%, 3/15/19[4,5]	440,160	29,295

Federal National Mortgage Assn.:
2.50%, 6/18/27[6]	6,635,000	6,741,781
3.00%, 7/1/27[6]	4,665,000	4,847,227
3.50%, 7/17/27[6]	4,805,000	5,094,051
4.00%, 7/1/28-7/1/41[6]	45,685,000	48,498,748
4.50%, 7/1/22-7/1/39[6]	21,535,000	23,287,390
5.00%, 7/1/37[6]	16,785,000	18,641,846
6.00%, 7/1/37[6]	4,305,000	4,849,852

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	826,685	877,617
5.00%, 2/1/18-7/1/33	2,290,571	2,466,132
5.50%, 4/1/21-5/1/36	418,415	467,643
6.00%, 10/1/16-1/1/19	129,430	134,791

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn. Pool: (Continued)
6.50%, 4/1/17-1/1/34	$1,068,297	$1,212,395
7.00%, 11/1/17-6/1/34	1,221,075	1,405,672
7.50%, 2/1/27-3/1/33	1,455,737	1,712,912
8.50%, 7/1/32	2,167	2,495

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 40.605%, 3/1/23[4]	191,011	36,921
Series 221,Cl. 2, 43.862%, 5/1/23[4]	23,457	4,617
Series 254,Cl. 2, 33.689%, 1/1/24[4]	383,214	67,103
Series 301,Cl. 2, 0.00%, 4/1/29[4,5]	71,821	15,011
Series 313,Cl. 2, 3.312%, 6/1/31[4]	685,452	120,002
Series 319,Cl. 2, 0.00%, 2/1/32[4,5]	337,994	70,130
Series 321,Cl. 2, 2.348%, 4/1/32[4]	97,233	20,438
Series 324,Cl. 2, 0.00%, 7/1/32[4,5]	102,353	21,583
Series 328,Cl. 2, 0.00%, 12/1/32[4,5]	210,940	31,114
Series 331,Cl. 5, 0.00%, 2/1/33[4,5]	388,532	83,813
Series 332,Cl. 2, 0.00%, 3/1/33[4,5]	1,648,700	278,367
Series 334,Cl. 12, 0.00%, 3/1/33[4,5]	321,274	67,683
Series 339,Cl. 15, 0.00%, 10/25/33[4,5]	972,675	195,200
Series 345,Cl. 9, 0.00%, 1/1/34[4,5]	272,688	57,927
Series 351,Cl. 10, 0.00%, 4/1/34[4,5]	192,600	36,063
Series 351,Cl. 8, 0.00%, 4/1/34[4,5]	323,595	60,178
Series 356,Cl. 10, 0.00%, 6/1/35[4,5]	241,757	44,771
Series 356,Cl. 12, 0.00%, 2/1/35[4,5]	118,498	22,063
Series 362,Cl. 13, 0.00%, 8/1/35[4,5]	149,516	27,172

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	216,520	240,395
Series 2001-51,Cl. OD, 6.50%, 10/25/31	118,836	131,303
Series 2001-69,Cl. PF, 1.152%, 12/25/31[2]	187,650	192,930
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	216,989	237,686
Series 2002-12,Cl. PG, 6.00%, 3/25/17	85,832	89,915
Series 2002-29,Cl. F, 1.152%, 4/25/32[2]	84,084	86,441
Series 2002-60,Cl. FH, 1.152%, 8/25/32[2]	167,258	171,945
Series 2002-64,Cl. FJ, 1.152%, 4/25/32[2]	25,892	26,618
Series 2002-68,Cl. FH, 0.654%, 10/18/32[2]	56,766	57,361
Series 2002-84,Cl. FB, 1.152%, 12/25/32[2]	378,079	388,694
Series 2002-9,Cl. PC, 6.00%, 3/25/17	84,773	88,754
Series 2002-9,Cl. PR, 6.00%, 3/25/17	103,801	108,675
Series 2002-90,Cl. FH, 0.652%, 9/25/32[2]	211,536	213,600
Series 2003-11,Cl. FA, 1.152%, 9/25/32[2]	378,088	388,702
Series 2003-112,Cl. AN, 4.00%, 11/25/18	126,255	132,575
Series 2003-116,Cl. FA, 0.552%, 11/25/33[2]	37,112	37,248
Series 2003-119,Cl. FK, 0.652%, 5/25/18[2]	694,311	698,225
Series 2003-84,Cl. GE, 4.50%, 9/25/18	53,983	56,841
Series 2004-101,Cl. BG, 5.00%, 1/25/20	364,872	380,041
Series 2004-25,Cl. PC, 5.50%, 1/25/34	109,646	116,937
Series 2005-109,Cl. AH, 5.50%, 12/25/25	1,740,444	1,913,405
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	635,454
Series 2005-71,Cl. DB, 4.50%, 8/25/25	256,889	277,281
Series 2006-11,Cl. PS, 24.009%, 3/25/36[2]	179,573	276,851
Series 2006-46,Cl. SW, 23.642%, 6/25/36[2]	301,192	424,074
Series 2008-14,Cl. BA, 4.25%, 3/25/23	225,284	236,523
Series 2008-75,Cl. DB, 4.50%, 9/25/23	173,718	183,176
Series 2009-113,Cl. DB, 3.00%, 12/25/20	516,366	532,122
Series 2009-114,Cl. AC, 2.50%, 12/25/23	103,366	105,429
Series 2009-36,Cl. FA, 1.092%, 6/25/37[2]	107,333	109,663
Series 2009-70,Cl. NT, 4.00%, 8/25/19	22,978	23,983
Series 2009-70,Cl. TL, 4.00%, 8/25/19	670,471	699,783
Series 2010-43,Cl. KG, 3.00%, 1/25/21	243,285	252,189
Series 2011-122,Cl. EC, 1.50%, 1/25/20	319,092	322,103
Series 2011-15,Cl. DA, 4.00%, 3/25/41	240,780	252,742
Series 2011-3,Cl. EL, 3.00%, 5/25/20	871,286	897,945
Series 2011-3,Cl. KA, 5.00%, 4/25/40	376,632	407,670
Series 2011-38,Cl. AH, 2.75%, 5/25/20	27,753	28,573
Series 2011-6,Cl. BA, 2.75%, 6/25/20	344,954	356,130
Series 2011-69,Cl. EA, 3.00%, 11/25/29	279,198	285,563
Series 2011-82,Cl. AD, 4.00%, 8/25/26	486,064	509,734
Series 2012-20,Cl. FD, 0.552%, 3/25/42[2]	746,704	746,078

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 21.026%, 11/18/31[4]	92,555	20,480

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2001-63,Cl. SD, 25.41%, 12/18/31[4]	$26,650	$5,410
Series 2001-68,Cl. SC, 16.339%, 11/25/31[4]	16,545	3,640
Series 2001-81,Cl. S, 18.614%, 1/25/32[4]	20,362	5,354
Series 2002-28,Cl. SA, 28.855%, 4/25/32[4]	14,784	3,180
Series 2002-38,Cl. SO, 41.945%, 4/25/32[4]	89,384	17,776
Series 2002-48,Cl. S, 24.513%, 7/25/32[4]	23,224	6,237
Series 2002-52,Cl. SL, 27.382%, 9/25/32[4]	14,856	3,313
Series 2002-56,Cl. SN, 26.056%, 7/25/32[4]	31,913	8,574
Series 2002-77,Cl. IS, 37.678%, 12/18/32[4]	152,284	41,894
Series 2002-77,Cl. SH, 29.527%, 12/18/32[4]	31,701	7,014
Series 2002-9,Cl. MS, 21.051%, 3/25/32[4]	28,249	5,710
Series 2003-13,Cl. IO, 6.612%, 3/25/33[4]	277,810	58,384
Series 2003-26,Cl. DI, 7.976%, 4/25/33[4]	226,266	46,715
Series 2003-33,Cl. SP, 22.699%, 5/25/33[4]	170,907	34,254
Series 2003-38,Cl. SA, 0.00%, 3/25/23[4,5]	166,366	13,728
Series 2003-4,Cl. S, 24.60%, 2/25/33[4]	50,690	13,280
Series 2004-56,Cl. SE, 8.464%, 10/25/33[4]	811,253	147,140
Series 2005-12,Cl. SC, 8.009%, 3/25/35[4]	25,905	5,486
Series 2005-14,Cl. SE, 31.705%, 3/25/35[4]	905,148	141,170
Series 2005-40,Cl. SA, 44.208%, 5/25/35[4]	785,002	163,633
Series 2005-40,Cl. SB, 59.004%, 5/25/35[4]	1,302,177	268,324
Series 2005-52,Cl. JH, 3.15%, 5/25/35[4]	432,821	68,410
Series 2005-63,Cl. SA, 42.604%, 10/25/31[4]	45,481	9,780
Series 2006-90,Cl. SX, 0.00%, 9/25/36[4,7]	820,830	179,298
Series 2007-88,Cl. XI, 27.123%, 6/25/37[4]	1,117,591	147,900
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	115,563	16,224
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	180,758	13,588
Series 2010-95,Cl. DI, 0.00%, 11/25/20[4,5]	738,864	55,323
Series 2012-40,Cl. PI, 1.917%, 4/25/41[4]	1,640,925	279,021

Federal National Mortgage Asss., Interest-Only Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29[2]	3	1

		152,392,182

GNMA/Guaranteed—0.1%

Government National Mortgage Assn. I Pool:
7.00%, 3/15/28-7/15/28	158,718	176,484
7.50%, 2/15/27	9,308	10,034
8.00%, 11/15/25-5/15/26	33,658	33,945

Government National Mortgage Assn. II Pool, 1.625%, 11/20/25[2]	3,872	3,985

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6,Cl. SA, 55.573%, 3/16/28[4]	41,665	8,909
Series 2007-17,Cl. AI, 13.433%, 4/16/37[4]	385,173	71,141
Series 2011-52,Cl. HS, 9.678%, 4/16/41[4]	659,238	129,344

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	630,832	747,304
Series 2000-12,Cl. ZA, 8.00%, 2/16/30	1,381,673	1,614,187

		2,795,333

Non-Agency—9.9%

Commercial—8.2%

Banc of America Commercial Mortgage Trust, Series 2006-3, Cl. AM, 6.043%, 7/10/44[2]	4,242,000	4,508,542

BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.20%, 9/26/35[1,2]	297,193	305,629
Series 2012-RR2,Cl. 6A3, 2.767%, 9/26/35[1,2]	522,558	526,386
Series 2012-RR6, 2.404%, 11/26/36[1]	379,605	381,511
Series 2013-RR2,Cl. 5A2, 2.628%, 3/26/36[1,2]	7,454,451	6,122,243

Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW13,Cl. AJ, 5.611%, 9/11/41[2]	8,145,000	8,532,547
Series 2007-PW17,Cl. AJ, 6.079%, 6/11/50[2]	7,400,000	7,627,620
Series 2007-T26,Cl. AJ, 5.566%, 1/12/45[2]	2,603,000	2,686,832

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.606%, 4/10/46[1,2]

Citigroup Mortgage Loan Trust, Inc.:	3,125,000	2,937,481
Series 2009-8,Cl. 7A2, 2.613%, 3/25/36[1,2]	10,474,197	9,756,454
Series 2012-8,Cl. 1A1, 2.663%, 10/25/35[1,2]	906,508	916,682

	Principal Amount	Value

Commercial (Continued)

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.729%, 10/15/45[1,2]	$70,000	$68,377
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[1,2]	2,970,000	2,848,699
Series 2013-CR6,Cl. D, 4.314%, 3/10/46[1,2]	1,525,000	1,423,392
Series 2013-CR7,Cl. D, 4.496%, 3/10/46[1,2]	3,245,000	3,034,424
Series 2013-CR9,Cl. D, 4.402%, 7/10/45[1,2]	2,685,000	2,497,407
Series 2013-LC13,Cl. D, 5.217%, 8/10/46[1,2]	3,579,000	3,557,227
Series 2014-UBS3,Cl. D, 4.815%, 6/10/47[1,2]	8,145,000	7,772,130

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1,Cl. XPA, 0.00%, 7/10/46[1,4,5]	4,346,779	137,928
Series 2012-CR5,Cl. XA, 0.00%, 12/10/45[4,5]	3,494,531	355,076

Countrywide Home Loans, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,669,669	1,656,873

Credit Suisse Commercial Mortgage Trust:
Series 2006-C1,Cl. AJ, 5.643%, 2/15/39[2]	695,000	738,066
Series 2006-C4,Cl. AM, 5.509%, 9/15/39	4,315,000	4,646,828

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	600,000	627,878

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.619%, 9/26/36[1,2]	93,176	94,220

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.73%, 11/10/46[1,2]	100,000	108,645

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[2]	94,283	75,992

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.373%, 7/22/36[2,3]	5,060,144	4,222,068

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.609%, 11/25/46[1,2]	40,000	41,099
Series 2013-K25,Cl. C, 3.618%, 11/25/45[1,2]	2,000,000	1,970,044
Series 2013-K26,Cl. C, 3.723%, 12/25/45[1,2]	1,040,000	1,021,850
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,2]	1,630,000	1,586,315
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,2]	1,605,000	1,558,828
Series 2013-K502,Cl. C, 3.31%, 3/25/45[1,2]	220,000	223,707
Series 2013-K712,Cl. C, 3.483%, 5/25/45[1,2]	265,000	266,071
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,2]	535,000	529,606

GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.489%, 11/10/45[2]	2,730,000	2,786,697

GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.646%, 6/10/47	1,515,000	1,413,860

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.211%, 7/25/35[2]	38,379	38,644

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	2,695,000	2,772,243
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[2]	445,000	475,296
Series 2007-CB18,Cl. AJ, 5.502%, 6/12/47[2]	4,031,000	4,037,004
Series 2012-LC9,Cl. E, 4.573%, 12/15/47[1,2]	3,025,000	2,949,917
Series 2013-C10,Cl. D, 4.298%, 12/15/47[2]	4,665,000	4,402,750

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.619%, 9/26/36[1,2]	353,112	354,354
Series 2009-5,Cl. 1A2, 2.612%, 7/26/36[1,2]	5,154,638	4,399,684

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14,Cl. D, 4.713%, 8/15/46[1,2]	2,500,000	2,406,159
Series 2013-C15,Cl. D, 5.251%, 11/15/45[1,2]	1,245,000	1,237,677

Merrill Lynch Mortgage Trust, Series 2006-C1, Cl. AJ, 5.862%, 5/12/39[2]	6,860,000	7,008,862

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.818%, 11/15/45[1,2]	2,290,000	2,244,865
Series 2013-C12,Cl. D, 4.929%, 10/15/46[1,2]	2,370,000	2,300,494
Series 2013-C7,Cl. D, 4.442%, 2/15/46[1,2]	4,250,000	3,998,893
Series 2013-C8,Cl. D, 4.311%, 12/15/48[1,2]	2,020,000	1,888,287
Series 2014-C14,Cl. D, 4.996%, 2/15/47[1,2]	5,060,000	4,909,184

Morgan Stanley Capital I Trust:
Series 2006-HQ10,Cl. AJ, 5.389%, 11/12/41[2]	5,225,000	5,440,539
Series 2007-HQ11,Cl. AJ, 5.508%, 2/12/44[2]	2,115,000	2,248,244
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	765,000	834,567

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.049%, 11/26/36[1,2]	36,859	36,491

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.395%, 6/26/46[1,2]	368,207	371,905

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Commercial (Continued)

RALI Trust, Series 2005-QA4, Cl. A32, 3.063%, 4/25/35[2]	$67,908	$11,730

Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10,Cl. 2A, 2.387%, 8/25/34[2]	6,444,260	6,392,471
Series 2007-6,Cl. 3A1, 4.807%, 7/25/37[2]	4,889,420	3,855,044

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2,Cl. E, 5.048%, 5/10/63[1,2]	3,450,000	3,287,841
Series 2013-C5,Cl. D, 4.23%, 3/10/46[1,2]	4,200,000	3,868,017

Wachovia Bank Commercial Mortgage Trust:
Series 2006-C25,Cl. AJ, 5.904%, 5/15/43[2]	5,315,000	5,665,633
Series 2007-C30,Cl. AM, 5.383%, 12/15/43	5,900,000	6,426,103

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.951%, 4/25/47[2]	565,991	428,243

Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W,Cl. B2, 2.616%, 11/25/34[2]	36,822	372
Series 2005-AR1,Cl. 1A1, 2.61%, 2/25/35[2]	2,507,094	2,533,105
Series 2005-AR10,Cl. 1A1, 2.614%, 6/25/35[2]	1,098,582	1,123,655
Series 2005-AR15,Cl. 1A6, 2.606%, 9/25/35[2]	5,000,895	4,742,924
Series 2006-8,Cl. A15, 6.00%, 7/25/36	2,661,238	2,702,647
Series 2006-AR7,Cl. 2A4, 2.613%, 5/25/36[2]	2,025,771	1,899,119
Series 2007-AR3,Cl. A4, 5.673%, 4/25/37[2]	1,224,928	1,217,274

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.608%, 12/15/45[1,2]	105,000	101,863
Series 2012-C7,Cl. E, 5.002%, 6/15/45[1,2]	2,040,000	2,044,235
Series 2012-C8,Cl. E, 5.04%, 8/15/45[1,2]	2,275,000	2,304,998
Series 2013-C11,Cl. D, 4.322%, 3/15/45[1,2]	1,168,000	1,116,919
Series 2013-C15,Cl. D, 4.634%, 8/15/46[1,2]	4,145,000	3,954,535

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[1,4,5]	5,750,021	354,704

		197,952,725

Multi-Family—0.5%

Banc of America Commercial Mortgage Trust, Series 2006-2, Cl. AJ, 5.954%, 5/10/45[2]	4,295,000	4,586,343

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.359%, 6/25/36[2]	3,606,839	3,364,726

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.606%, 9/25/35[2]	267,989	262,349
Series 2006-AR2,Cl. 2A3, 2.613%, 3/25/36[2]	4,154,812	4,173,371

		12,386,789

Residential—1.2%

Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 6.015%, 2/10/51[2]	800,000	896,573

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	1,473,674	1,336,297
Series 2007-C,Cl. 1A4, 5.354%, 5/20/36[2]	1,290,100	1,262,515

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	8,565,000	9,049,843

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 2.665%, 5/25/35[2]	1,727,728	1,733,265
Series 2005-3,Cl. 2A4, 2.548%, 8/25/35[2]	3,300,068	2,894,127

Countrywide Home Loans, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,376,744	1,444,307

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.382%, 12/15/35[2]	99,224	80,224
Series 2006-H,Cl. 2A1A, 0.302%, 11/15/36[2]	41,468	26,631

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	391,449	377,790

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	885,944	905,509

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.252%, 8/25/36[2]	1,052,381	540,222

MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.335%, 10/25/36[2]	1,253,010	1,244,790

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[3,8]	66,744	4,305

	Principal Amount		Value

Residential (Continued)

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36		$26,759	$21,389

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35		3,351,211	3,246,674

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.422%, 10/25/33[2]		144,508	146,852

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.684%, 10/25/36[2]		2,059,684	2,025,298

			27,236,611

Total Mortgage-Backed Obligations (Cost $377,390,461)			392,763,640

U.S. Government Obligations—5.5%

United States Treasury Nts.:
0.375%, 3/31/16		100,000,000	100,019,500
0.875%, 6/15/17		4,531,000	4,532,237
1.375%, 9/30/18[9,10]		16,696,000	16,673,828
2.00%, 9/30/20		9,509,000	9,525,346
2.50%, 8/15/23		735,000	739,048

United States Treasury Nts. Strips, 6.16%, 2/15/16		2,116,000	2,106,080

Total U.S. Government Obligations (Cost $133,262,853)			133,596,039

Foreign Government Obligations—16.6%

Angola—0.1%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7% Sr. Unsec. Nts., 8/16/19		2,360,000	2,581,722

Argentina—0.1%
Republic of Argentina Sr. Unsec. Nts., 7%, 4/17/17		1,485,000	1,394,415

Republic of Argentina Unsec. Nts., 8.75%, 5/7/24		420,000	394,800

			1,789,215

Brazil—3.2%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		1,970,000	1,997,580

Federative Republic of Brazil International Bonds, 4.25%, 1/7/25		1,010,000	1,024,897

Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills, 10.999%, 1/1/15	BRL	145,180,000	62,255,510

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	9,290,000	4,003,293
9.762%, 1/1/21	BRL	5,190,000	2,147,417
10.00%, 1/1/23	BRL	6,730,000	2,732,646

Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21		2,027,000	2,219,565

			76,380,908

Colombia—0.6%
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		1,680,000	1,736,280
4.375%, 7/12/21		2,265,000	2,436,008
5.625%, 2/26/44		2,845,000	3,200,625
8.125%, 5/21/24		1,880,000	2,538,000
Series B, 6.00%, 4/28/28	COP	2,633,000,000	1,280,248
Series B, 7.00%, 5/4/22	COP	2,781,000,000	1,527,143
Series B, 10.00%, 7/24/24	COP	2,662,000,000	1,768,759

			14,487,063

Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		3,570,000	3,726,187

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Croatia (Continued)
Republic of Croatia Sr. Unsec. Nts.: (Continued)
6.375%, 3/24/21[1]		$805,000	$888,519
6.75%, 11/5/19[1]		805,000	906,631

			5,521,337

Dominican Republic—0.1%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		1,290,000	1,354,500

Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[1]		1,455,000	1,525,567

			2,880,067

Ecuador—0.1%
Republic of Ecuador Sr. Unsec. Bonds, 7.95%, 6/20/24[1]		1,920,000	1,984,320

Gabon—0.1%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		1,640,000	1,799,638

Greece—1.4%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	2,435,000	3,301,470

Hellenic Republic Sr. Unsec. Nts.:
5.20%, 7/17/34	EUR	5,795,000	6,495,334
6.14%, 4/14/28	EUR	10,900,000	14,321,803
Series 15BR, 5.00%, 8/22/16	JPY	143,000,000	1,386,174

Hellenic Republic Unsec. Bonds, 3.80%, 8/8/17	JPY	867,000,000	8,270,695

			33,775,476

Hungary—0.6%
Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23		1,880,000	2,032,750
5.375%, 3/25/24		895,000	959,888
7.625%, 3/29/41		365,000	469,251

Hungary Unsec. Bonds:
Series 14/D, 6.75%, 8/22/14	HUF	997,000,000	4,430,618
Series 20/A, 7.50%, 11/12/20	HUF	392,000,000	2,100,177
Series 22/A, 7.00%, 6/24/22	HUF	238,000,000	1,260,067
Series 23/A, 6.00%, 11/24/23	HUF	537,000,000	2,697,605

			13,950,356

India—0.9%
Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	839,000,000	13,316,853
8.83%, 11/25/23	INR	549,000,000	9,215,669

			22,532,522

Indonesia—1.0%
Perusahaan Penerbit SBSN Indonesia Sr. Unsec. Nts., 4%, 11/21/18[1]		3,260,000	3,382,250

Perusahaan Penerbit SBSN Indonesia Unsec. Nts., 6.125%, 3/15/19[1]		1,910,000	2,132,038

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		1,040,000	969,800
4.875%, 5/5/21[1]		2,475,000	2,611,125
5.375%, 10/17/23[1]		880,000	938,300
5.875%, 1/15/24[1]		1,230,000	1,360,687
11.625%, 3/4/19[1]		560,000	764,400

Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	43,960,000,000	3,531,024
Series FR70, 8.375%, 3/15/24	IDR	57,490,000,000	4,905,117
Series FR71, 9.00%, 3/15/29	IDR	47,570,000,000	4,133,269

			24,728,010

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		4,635,000	4,524,919

	Principal Amount		Value

Kazakhstan—0.0%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[1]		$930,000	$884,895

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[1]		640,000	654,080
6.875%, 6/24/24[1]		905,000	943,010

			1,597,090

Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[1]		1,635,000	1,837,331

Lithuania—0.3%
Republic of Lithuania Sr. Unsec. Bonds:
5.125%, 9/14/17[1]		2,890,000	3,191,658
6.125%, 3/9/21[1]		2,600,000	3,050,840

			6,242,498

Mexico—0.7%
United Mexican States Treasury Bills, 3.06%	MXN	46,900,000	3,570,741

United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	70,400,000	5,781,255
Series M, 8.00% Bonds, 12/7/23	MXN	10,400,000	938,144
Series M20, 7.50%, 6/3/27	MXN	22,100,000	1,936,668
Series M20, 8.50%, 5/31/29	MXN	31,740,000	2,994,765
Series M30, 8.50%, 11/18/38	MXN	15,200,000	1,433,813
Series M30, 10.00%, 11/20/36	MXN	7,100,000	763,187

			17,418,573

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		2,310,000	2,324,437

Panama—0.2%
Republic of Panama Sr. Unsec. Bonds:
5.20%, 1/30/20		1,215,000	1,362,015
6.70%, 1/26/36		700,000	866,950
8.875%, 9/30/27		835,000	1,200,312
9.375%, 4/1/29		730,000	1,089,890

			4,519,167

Peru—0.4%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		1,275,000	1,608,412
7.35%, 7/21/25		1,885,000	2,507,050
7.84%, 8/12/20[1]	PEN	5,390,000	2,216,882
8.20%, 8/12/26[1]	PEN	5,290,000	2,315,937

			8,648,281

Philippines—0.3%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		1,935,000	2,396,981
6.375%, 10/23/34		2,350,000	2,966,875
7.75%, 1/14/31		380,000	526,300
9.875%, 1/15/19		1,005,000	1,335,394
10.625%, 3/16/25		455,000	716,056

			7,941,606

Poland—0.2%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		2,765,000	2,693,110
5.125%, 4/21/21		1,765,000	1,990,038

			4,683,148

Portugal—0.1%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec. Bonds, 4.75%, 6/14/19	EUR	1,975,000	3,006,178

Romania—0.4%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[1]		800,000	855,000

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Romania (Continued)
Romania Sr. Unsec. Bonds: (Continued)
6.125%, 1/22/44[1]		$930,000	$1,059,130
6.75%, 2/7/22[1]		3,150,000	3,772,125

Romania Unsec. Bonds:
5.85%, 4/26/23	RON	4,190,000	1,455,044
5.90%, 7/26/17	RON	10,110,000	3,439,282

			10,580,581

Russia—1.3%
AHML Via AHML Finance Ltd., 7.75% Unsec. Nts., 2/13/18[1]	RUB	20,500,000	563,779

Russian Federation Sr. Unsec. Bonds:
4.875%, 9/16/23[1]		1,465,000	1,519,937
5.875%, 9/16/43[1]		1,510,000	1,623,250
7.50%, 3/31/30[1,2]		3,168,125	3,675,469

Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		2,900,000	3,105,900

Russian Federation Unsec. Bonds:
Series 6203, 6.90%, 8/3/16	RUB	80,600,000	2,332,878
Series 6205, 7.60%, 4/14/21	RUB	39,100,000	1,123,801
Series 6206, 7.40%, 6/14/17	RUB	59,800,000	1,734,596
Series 6209, 7.60%, 7/20/22	RUB	32,300,000	918,851
Series 6210, 6.80%, 12/11/19	RUB	167,700,000	4,692,145
Series 6212, 7.05%, 1/19/28	RUB	32,400,000	857,324
Series 6215, 7.00%, 8/16/23	RUB	65,900,000	1,805,243
Series 6216, 6.70%, 5/15/19	RUB	191,500,000	5,365,946

Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[2]	RUB	33,200,000	965,463

Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 5.942%, 11/21/23[1]		925,000	935,360

			31,219,942

Serbia—0.1%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		1,420,000	1,487,450

Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		1,575,000	1,683,281

			3,170,731

Slovenia—0.2%
Republic of Slovenia Bonds, 4.125%, 2/18/19[1]		3,330,000	3,516,314

South Africa—1.0%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 5/30/22		650,000	726,375
5.875%, 9/16/25		2,580,000	2,875,410
Series R207, 7.25%, 1/15/20	ZAR	42,800,000	3,929,044
Series R208, 6.75%, 3/31/21	ZAR	42,500,000	3,747,145

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	54,500,000	5,000,830
Series R186, 10.50%, 12/21/26	ZAR	72,900,000	8,002,042

			24,280,846

Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		1,010,000	1,049,138
6.00%, 1/14/19[1]		1,070,000	1,128,850
6.25%, 10/4/20[1]		1,200,000	1,281,000

			3,458,988

Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.332%, 3/9/20[2]		1,675,000	1,792,250

Thailand—0.3%
Kingdom of Thailand Sr. Unsec. Bonds:
3.25%, 6/16/17	THB	69,400,000	2,183,918
5.125%, 3/13/18	THB	62,300,000	2,072,036

Kingdom of Thailand Sr. Unsec. Nts., 3.875%, 6/13/19	THB	96,500,000	3,076,609

			7,332,563

	Principal Amount		Value

Turkey—1.3%
Republic of Turkey Bonds:
8.30%, 10/7/15	TRY	2,240,000	$1,061,531
8.80%, 11/14/18	TRY	6,860,000	3,300,319
8.80%, 9/27/23	TRY	5,425,000	2,577,298
10.40%, 3/20/24	TRY	3,180,000	1,670,228
10.50%, 1/15/20	TRY	1,880,000	967,243
10.70%, 2/24/16	TRY	9,430,000	4,637,552

Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	1,040,000	1,528,029
6.25%, 9/26/22		2,145,000	2,422,349
6.625%, 2/17/45		1,600,000	1,860,000
6.875%, 3/17/36		810,000	956,812
7.375%, 2/5/25		1,375,000	1,674,062

Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[11]	TRY	2,905,000	1,959,878
6.30%, 2/14/18	TRY	4,550,000	2,024,155
7.10%, 3/8/23	TRY	4,025,000	1,726,954
9.00%, 3/8/17	TRY	4,490,000	2,165,928

			30,532,338

Ukraine—0.1%
Ukraine International Bonds:
6.875%, 9/23/15[1]		255,000	250,588
7.50%, 4/17/23[1]		695,000	657,644
7.80%, 11/28/22[1]		1,835,000	1,745,544
7.95%, 2/23/21[1]		695,000	668,069

			3,321,845

United Arab Emirates—0.2%
Dubai DOF Sukuk Ltd., 3.875% Sr. Unsec. Nts., 1/30/23		560,000	555,212

Emirate of Dubai Sr. Unsec. International Bonds:
5.25%, 1/30/43		1,155,000	1,080,156
5.591%, 6/22/21		2,255,000	2,526,728
7.75%, 10/5/20		820,000	1,031,970

			5,194,066

Uruguay—0.2%
Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24		3,580,000	3,807,330
5.10%, 6/18/50		360,000	356,400

			4,163,730

Venezuela—0.2%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
7.00%, 3/31/38		360,000	254,700
7.75%, 10/13/19		2,295,000	1,996,650
8.25%, 10/13/24		1,220,000	985,150
13.625%, 8/15/18[1]		2,265,000	2,400,900

			5,637,400

Total Foreign Government Obligations (Cost $390,224,341)			400,240,351

Corporate Loans—3.7%

Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 3/11/22[2]		1,360,000	1,354,333

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/30/18[2]		801,367	806,188

Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[2]		432,587	435,020

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[2]		3,550,000	3,689,781

AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[2,6]		1,180,000	1,201,388

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[2]		1,775,000	1,824,182

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Corporate Loans (Continued)

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[2]	$895,000	$912,341

Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[2]	775,000	782,905

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 3/1/17[2,6]	1,090,000	1,077,397

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/11/20[2,6]	4,377,688	4,407,483

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[2]	1,066,000	1,066,761

Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 12/31/17[2]	1,265,000	1,279,231

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.90%, 1/30/19[2]	6,103,532	6,089,036

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.80%, 1/29/16	50,160	49,862
Tranche E, 7.65%, 7/30/19	926,326	930,250

Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/9/22[2]	1,880,000	1,915,250

CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[2]	2,325,000	2,349,703

Del Monte Pacific Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[2]	1,835,000	1,806,710

Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[2]	2,050,000	2,095,270

Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[2]	2,835,000	2,856,263

Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 3.815%, 10/19/15[2,12]	5,173,693	3,207,689

Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 2/14/19[2,6]	1,806,281	1,871,759

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[2]	3,632,184	3,756,056

Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 5/2/22[2,6]	710,000	715,621

Fram Group Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/17[2]	1,019,605	1,022,154

GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[2]	2,325,000	2,356,969

Internet Brands, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 6/27/22[2,6]	2,120,000	2,113,375

IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Term Loan, 6.00%, 11/9/20[2]	1,580,000	1,588,888

IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Term Loan, 9.50%, 5/10/21[2]	860,000	855,700

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[2]	912,118	944,042

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 6/26/23[2,6]	745,000	747,328

	Principal Amount		Value

Corporate Loans (Continued)

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 12/19/20[2]		$1,370,000	$1,397,400

NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[2]		3,555,000	3,569,664

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/9/19[2]		1,111,625	1,114,404

Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[2]		2,475,000	2,503,287

OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 6/9/18[2]		1,885,000	1,907,384

Orchard Acquisition Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 2/8/19[2]		300,970	302,098

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2]		3,135,000	3,070,341

Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 3/25/21[2]		1,740,000	1,750,875

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[2,8,12]		1,490,134	484,294

Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/2/22[2]		1,860,000	1,871,625

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/21/21[2]		1,860,000	1,855,350

RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 12/21/18[2]		1,805,464	1,807,560

RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[2]		720,000	727,200

Sabine Oil & Gas LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]		3,590,000	3,649,461

Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[2]		5,420,000	5,392,900

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[2]		2,185,000	2,167,247

Total Corporate Loans (Cost $90,104,793)			89,680,025

Corporate Bonds and Notes—42.1%

Consumer Discretionary—6.6%

Auto Components—0.7%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		2,615,000	2,765,362

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	795,000	1,491,048
6.75% Sr. Unsec. Nts., 10/28/19	GBP	1,465,000	2,904,853

Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		3,760,000	4,145,400

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		3,135,000	3,299,588

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		2,925,000	2,925,000

			17,531,251

Automobiles—0.3%

Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[1]		1,375,000	1,409,627

Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31		1,025,000	1,372,363

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Automobiles (Continued)

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		$2,065,000	$2,201,806

Toyota Motor Credit Corp., 1.80% Sr. Unsec. Nts., 7/23/20	EUR	1,015,000	1,438,604

			6,422,400

Diversified Consumer Services—0.1%

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		2,865,000	3,072,713

Hotels, Restaurants & Leisure—1.3%

Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		900,000	961,875

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21[1]		1,725,000	1,863,000

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[1]		1,885,000	1,916,809

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[1]		1,130,000	1,161,075

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		2,080,000	2,132,000

GTECH SpA, 8.25% Jr. Sub. Nts., 3/31/66[1,2]	EUR	1,925,000	2,844,271

HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17[3]		1,861,000	1,972,660

Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19		1,350,000	1,447,875

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		2,505,000	2,768,025

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		1,805,000	1,832,075

MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21		1,710,000	1,904,513
6.75% Sr. Unsec. Nts., 10/1/20		1,650,000	1,845,937

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		2,510,825	2,834,094

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		1,700,000	1,742,500

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		1,670,000	1,770,200

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[3,8]		250,000	—

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		1,250,000	1,231,250

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		930,000	1,032,300

			31,260,459

Household Durables—0.5%

Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19		2,815,000	3,015,569

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		540,000	574,425

K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[1]		1,200,000	1,227,750
9.125% Sec. Nts., 11/15/20[3]		1,790,000	2,004,800

KB Home, 7% Sr. Unsec. Nts., 12/15/21		1,965,000	2,146,762

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		1,960,000	2,195,200

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[1]		1,050,000	1,071,000

			12,235,506

	Principal Amount		Value

Media—2.4%

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		$905,000	$966,087

Altice Finco SA, 8.125% Sr. Sec. Nts., 1/15/24[1]		720,000	797,400

Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	4,220,000	6,130,931

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		3,132,000	3,476,520

CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.25% Sr. Unsec. Nts., 2/15/22[1]		460,000	473,800

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23		1,620,000	1,684,800

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		1,715,000	1,807,181

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22		1,295,000	1,408,312
6.75% Sr. Unsec. Nts., 6/1/21		835,000	953,987
7.875% Sr. Unsec. Nts., 9/1/19		1,580,000	1,880,200

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		1,260,000	1,363,950

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		1,125,000	1,293,750

Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[1]		1,740,000	1,794,375

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		3,340,000	3,615,550

Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[1]		1,040,000	1,151,800

Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20		2,305,000	2,495,163

Numericable Group SA, 6% Sr. Sec. Nts., 5/15/22[1]		3,585,000	3,732,881

Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		1,800,000	1,820,250
6.125% Sr. Unsec. Nts., 10/1/22		2,410,000	2,530,500

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]		1,590,000	1,770,863

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	2,720,000	4,143,502

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]		2,215,000	2,447,575

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		3,275,000	3,594,313

Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	GBP	755,000	1,420,026

Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[1]	GBP	2,470,000	4,446,970

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		1,375,000	1,479,266

			58,679,952

Multiline Retail—0.3%

Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[3,12]		692,000	711,044

Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[1]		665,000	719,862
8.75% Sr. Unsec. Nts., 10/15/21[1,12]		4,255,000	4,659,225

			6,090,131

Specialty Retail—0.7%

BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[1]		3,240,000	3,150,900

Claire’s Stores, Inc., 8.875% Sr. Unsec. Nts., 3/15/19		3,195,000	2,795,625

Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[1]		4,410,000	4,917,150

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Specialty Retail (Continued)

L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		$1,295,000	$1,477,919

Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20		1,630,000	1,813,375

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		655,000	700,850

Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		1,230,000	1,291,500

			16,147,319

Textiles, Apparel & Luxury Goods—0.3%

Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	EUR	72,500	103,846

Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[1]		705,000	719,100

Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[1]		1,060,000	1,081,200
10.00% Sr. Unsec. Nts., 8/1/20		701,000	708,010

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		4,110,000	4,207,612

			6,819,768

Consumer Staples—1.0%

Beverages—0.1%

Compania Brasileira de Aluminio, 4.75% Sr. Unsec. Nts., 6/17/24[1]		1,200,000	1,182,000

Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[1]		695,000	741,789
5.75% Sr. Unsec. Nts., 4/7/21[1]		585,000	673,168

			2,596,957

Food & Staples Retailing—0.1%

BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[1,12]		1,755,000	1,785,713

Rite Aid Corp., 6.75% Sr. Unsec. Nts., 6/15/21		1,010,000	1,098,375

			2,884,088

Food Products—0.7%

American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16[1]		2,770,000	2,776,925

ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17[3,12]		3,004,334	2,824,074

BRF SA:
4.75% Sr. Unsec. Nts., 5/22/24[1]		715,000	706,062
5.875% Sr. Unsec. Nts., 6/6/22[1]		1,830,000	1,985,550

Bumble Bee Holdings, Inc., 9% Sr. Sec. Nts., 12/15/17[1]		1,374,000	1,470,180

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21		1,591,000	1,738,168

HJ Heinz Co., 4.25% Sec. Nts., 10/15/20		1,450,000	1,460,875

Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[1]		870,000	882,180

Marfrig Overseas Ltd., 9.50% Sr. Unsec. Nts., 5/4/20[1]		925,000	1,003,625

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22		1,315,000	1,426,775

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]		912,000	961,020

			17,235,434

Tobacco—0.1%

Vector Group Ltd.:
7.75% Sr. Sec. Nts., 2/15/21[1]		580,000	620,600
7.75% Sr. Sec. Nts., 2/15/21		1,145,000	1,225,150

			1,845,750

	Principal Amount		Value

Energy—7.1%

Energy Equipment & Services—1.2%

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[1]		$1,245,000	$1,341,487

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21		1,525,000	1,547,875

Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19		1,520,000	1,584,600

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20		2,360,000	2,454,400

McDermott International, Inc., 8% Sec. Nts., 5/1/21[1]		1,885,000	1,946,263

North Atlantic Drilling Ltd.:
6.16% Sr. Unsec. Nts., 10/30/18[1,2]	NOK	8,000,000	1,312,389
6.25% Sr. Unsec. Nts., 2/1/19[1]		1,605,000	1,588,950

Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[1]		2,516,562	2,700,271

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19		2,120,000	2,252,500

Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]		955,000	861,888

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20		1,395,000	1,499,625

QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[1]		2,375,000	2,410,625

Seadrill Ltd., 6.125% Sr. Unsec. Nts., 9/15/17[1]		2,820,000	2,982,150

Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[1]		1,320,000	1,384,083

Sinopec Group Overseas Development 2014 Ltd., 2.75% Sr. Unsec. Nts., 4/10/19[1]		1,760,000	1,772,373

			27,639,479

Oil, Gas & Consumable Fuels—5.9%

Access Midstream Partners LP/ACMP Finance Corp.:
4.875% Sr. Unsec. Nts., 3/15/24		680,000	720,800
6.125% Sr. Unsec. Nts., 7/15/22		1,390,000	1,542,900

Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[1]		1,290,000	1,338,375

Alliance Oil Co. Ltd., 7% Sr. Unsec. Nts., 5/4/20[1]		1,605,000	1,488,637

Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20		1,410,000	1,519,275

Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21		505,000	371,175
8.00% Sec. Nts., 1/15/19[1]		1,760,000	1,746,800

Athlon Holdings LP/Athlon Finance Corp., 6% Sr. Unsec. Nts., 5/1/22[1]		710,000	736,625

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23		1,280,000	1,308,800
6.625% Sr. Unsec. Nts., 10/1/20		1,435,000	1,531,862

Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[1]		705,000	710,287

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19		2,355,000	2,549,287

BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20		2,705,000	2,989,025

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22		1,400,000	1,519,000

Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22		705,000	730,556
5.75% Sr. Unsec. Nts., 3/15/23		1,425,000	1,590,585

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24		1,740,000	1,827,000
8.50% Sr. Unsec. Nts., 12/15/19		485,000	521,375

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]		1,310,000	1,375,382

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]		620,000	593,650

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	$495,000	$522,225
6.125% Sr. Unsec. Nts., 3/1/22[1]	2,055,000	2,173,162

Delek & Avner Tamar Bond Ltd.:
3.839% Sr. Sec. Nts., 12/30/18[1]	615,000	620,184
5.082% Sr. Sec. Nts., 12/30/23[1]	610,000	621,948

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	1,040,000	1,014,218

Dolphin Energy Ltd., 5.50% Sr. Sec. Nts., 12/15/21[1]	1,790,000	2,038,362

Ecopetrol SA:
5.875% Sr. Unsec. Nts., 5/28/45	1,550,000	1,613,550
7.625% Sr. Unsec. Nts., 7/23/19	370,000	455,100

Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[1]	1,725,000	1,838,157
5.25% Sr. Unsec. Nts., 8/10/20[1]	910,000	999,237

Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24[1]	1,175,000	1,233,750

Energy XXI Gulf Coast, Inc., 6.875% Sr. Unsec. Nts., 3/15/24[1]	470,000	480,575

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	2,665,000	3,018,112

EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	1,745,000	1,797,350

Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[1]	1,240,000	1,239,752
5.999% Sr. Unsec. Nts., 1/23/21[1]	1,135,000	1,215,869

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	1,720,000	1,797,400

Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	2,580,000	2,786,400
9.75% Sr. Unsec. Nts., 7/15/20	995,000	1,090,769

Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[1]	1,430,000	1,565,850

KazMunayGas National Co. JSC:
5.75% Sr. Unsec. Nts., 4/30/43[1]	650,000	627,250
7.00% Sr. Unsec. Nts., 5/5/20[1]	435,000	496,988
9.125% Sr. Unsec. Nts., 7/2/18[1]	985,000	1,190,471

Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	1,735,000	1,817,413

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	1,765,000	1,833,394

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	1,530,000	1,617,975

Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[1]	1,765,000	1,862,075

Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	3,370,000	3,652,238
8.625% Sr. Unsec. Nts., 4/15/20	1,370,000	1,486,450

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	730,000	748,250

MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]	6,740,000	7,178,100
7.00% Sr. Unsec. Nts., 3/31/24[1]	1,065,000	1,176,825

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	1,425,000	1,503,375

Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	1,440,000	1,591,200

Murray Energy Corp.:
8.625% Sr. Sec. Nts., 6/15/21[1]	635,000	690,563
9.50% Sr. Sec. Nts., 12/5/20[1]	2,820,000	3,165,450

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	1,245,000	1,307,250

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[1]		$1,120,000	$1,051,400
7.75% Sr. Unsec. Nts., 2/21/17[1]	RUB	9,460,000	269,062

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		1,975,000	2,162,625

Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[1]		323,750	350,459

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]		2,114,000	2,195,744
5.45% Sr. Unsec. Nts., 10/14/21[1]		1,372,000	1,530,589

Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[1]		1,905,000	1,900,238

Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[1]		1,520,000	1,630,200

Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21		1,735,000	1,737,169

Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20		1,715,000	1,925,088

Petroleos de Venezuela SA:
6.00% Sr. Unsec. Nts., 11/15/26[1]		2,685,000	1,731,825
9.00% Sr. Unsec. Nts., 11/17/21		1,160,000	991,684

Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22		157,250	156,220
2.00% Sec. Nts., 12/20/22		777,750	774,305
3.50% Sr. Unsec. Nts., 1/30/23		1,470,000	1,439,130
6.375% Sr. Unsec. Nts., 1/23/45[1]		2,565,000	2,985,019
6.625% Sr. Unsec. Nts., 6/15/35		1,020,000	1,206,150
8.00% Sr. Unsec. Nts., 5/3/19		4,135,000	5,143,940

Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[1]		346,667	372,667
9.75% Sr. Unsec. Nts., 8/14/19[1]		515,000	651,475

Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[1]		1,725,000	2,297,277

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22		145,000	154,425
5.00% Sr. Sub. Nts., 3/15/23		325,000	347,750

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22[1]		1,085,000	1,113,481

Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21		1,525,000	1,576,469

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21		1,056,000	1,122,000

Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[1]		4,105,000	4,346,169

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[1]		945,000	978,075
7.75% Sr. Unsec. Nts., 6/15/21[1]		1,695,000	1,847,550

SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23		1,675,000	1,825,750
7.51% Sr. Unsec. Nts., 3/15/21		3,062,000	3,333,753

Seventy Seven Energy, Inc., 6.50% Sr. Unsec. Nts., 7/15/22[1]		235,000	241,169

Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[1]		650,000	628,875

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		1,990,000	2,164,125

Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[1]		141,871	144,199

Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20		1,475,000	1,563,500

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		1,301,000	1,356,293

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		1,015,000	1,113,963

			143,138,445

Financials—8.3%

Capital Markets—1.1%

American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]		1,315,000	1,407,050

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Capital Markets (Continued)

Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]		$1,675,000	$1,834,125

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[3]		1,880,000	2,039,800

Fermaca Enterprises S de RL de CV, 6.375% Sr. Sec. Nts., 3/30/38[1]		1,035,000	1,084,162

Gates Investments LLC/Gates Investments, Inc., 9% Sec. Nts., 10/1/18		1,473,000	1,570,292

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21[1]		1,035,000	1,101,628

Mdc-Gmtn BV, 3.25% Sr. Unsec. Nts., 4/28/22[1]		1,805,000	1,820,794

MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[1]		700,000	735,000

Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18		430,000	443,975
7.875% Sr. Unsec. Nts., 10/1/20		1,655,000	1,746,025
10.875% Sr. Unsec. Nts., 4/1/15		1,295,000	1,303,955

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		2,160,000	2,365,200

Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	22,700,000	1,682,127

Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[1]		1,165,000	1,182,475

UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[2]		3,520,000	3,863,647

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[1]		2,855,000	2,990,613

			27,170,868

Commercial Banks—3.8%

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	1,805,000	795,107

America Movil SAB de CV, 8.46% Sr. Unsec. Nts., 12/18/36	MXN	14,700,000	1,120,669

Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	BRL	1,080,000	466,802

Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		2,060,000	2,191,325

Banco do Brasil SA (Cayman), 9% Jr. Sub. Perpetual Bonds[1,2,13]		465,000	460,931

Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[1]		1,630,000	1,752,250

Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	BRL	1,850,000	807,988

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.125% Sr. Unsec. Nts., 11/9/22[1]		515,000	526,587

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		2,405,000	2,430,493

Barclays plc, 7% Jr. Sub. Perpetual Bonds[2,13]	GBP	3,666,000	6,219,208

BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[1]		1,600,000	1,700,000

BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[2,13]	GBP	3,190,000	5,679,897

BPCE SA:
5.25% Jr. Sub. Perpetual Bonds[2,13]	EUR	1,010,000	1,386,727
5.70% Sub. Nts., 10/22/23[1]		1,365,000	1,507,438
9.00% Jr. Sub. Perpetual Bonds[2,13]	EUR	1,985,000	2,837,897

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[1]		1,420,000	1,462,600

CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		575,000	601,234
5.00% Sr. Unsec. Nts., 8/15/22		2,465,000	2,560,519

		Principal Amount	Value

Commercial Banks (Continued)

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		$5,050,000	$6,148,951

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		1,535,000	1,607,912

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		1,790,000	1,782,085

Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,13]		3,480,000	3,704,025
8.375% Jr. Sub. Perpetual Bonds[2,3,13]		1,855,000	2,200,494

Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[2,13]	GBP	2,250,000	4,072,062

DTEK Finance plc, 7.875% Sr. Unsec. Nts., 4/4/18[1]		115,000	96,911

Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		690,000	689,924

Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[1]		810,000	838,431

Grupo Aval Ltd.:
4.75% Sr. Unsec. Nts., 9/26/22[1]		2,190,000	2,168,100
5.25% Sr. Unsec. Nts., 2/1/17[1]		480,000	513,600

HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,13]	GBP	1,085,000	2,005,883

Hungarian Development Bank, 6.25% Sr. Unsec. Nts., 10/21/20[1]		1,645,000	1,833,583

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		910,000	946,400

ICICI Bank Ltd. (Dubai), 4.80% Sr. Unsec. Nts., 5/22/19[1]		980,000	1,037,678

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		2,820,000	2,857,283

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[1]		1,195,000	1,263,713

Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[1]		1,275,000	1,288,614

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,13]	GBP	150,000	273,417

RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[2,13]		1,445,000	1,437,775

Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		2,795,000	3,032,977

Santander UK plc, 5% Sub. Nts., 11/7/23[1]		1,490,000	1,611,399

Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,13]	GBP	565,000	986,812

Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[1]		1,410,000	1,432,426

Societe Generale SA:
5.00% Sub. Nts., 1/17/24[1]		1,450,000	1,518,511
5.922% Jr. Sub. Perpetual Bonds[1,2,13]		4,000,000	4,290,000

State Bank of India (London), 4.875% Sr. Unsec. Nts., 4/17/24[1]		720,000	730,576

TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[1,6]		1,870,000	1,860,650

Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		1,395,000	1,441,572

Turkiye Garanti Bankasi AS, 4.75% Sr. Unsec. Nts., 10/17/19[1]		1,035,000	1,047,938

Turkiye Halk Bankasi AS, 4.75% Sr. Unsec. Nts., 6/4/19[1]		825,000	826,320

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		580,000	562,600

			90,616,294

Consumer Finance—0.6%

Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		1,460,000	1,616,950

Ally Financial, Inc., 7.50% Sr. Unsec. Nts., 9/15/20		1,175,000	1,420,281

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Consumer Finance (Continued)

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		$7,200,000	$414,000

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		1,045,000	1,078,962

Enova International, Inc., 9.75% Sr. Nts., 6/1/21[1]		1,880,000	1,877,650

Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[1]		1,380,000	1,516,275

Navient Corp.:
6.125% Sr. Unsec. Nts., 3/25/24		1,820,000	1,849,575
7.25% Sr. Unsec. Nts., 1/25/22		2,230,000	2,472,513

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		990,000	1,009,800

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		1,445,000	1,538,925

			14,794,931

Diversified Financial Services—1.5%

ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,13]	EUR	4,340,000	6,099,092

AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[1]	EUR	640,000	836,040

AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[1]	EUR	640,000	876,352

Baggot Securities Ltd., 10.25% Sec. Perpetual Bonds[1,13]	EUR	1,905,000	2,875,889

Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[1]		2,275,000	2,184,000
5.75% Sub. Nts., 9/28/22[1]		1,190,000	1,173,031

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8]	MXN	4,830,531	—

Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,12]		1,500,000	1,547,812

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		1,185,000	1,281,281

Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		3,270,000	3,475,847

First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[1,12]		1,199,880	1,339,366

FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	1,545,000	2,320,514

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		1,715,000	1,809,325

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		1,470,000	1,492,050

JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35[11]	MXN	1,137,637	120,110
6.47% Sec. Nts., 8/26/35[3,11]	MXN	5,808,600	44,619

Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[1]		1,310,000	1,414,590

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		1,315,000	1,495,813

NN Group NV, 6.375% Sub. Nts., 5/7/27[2]	EUR	2,565,000	3,913,969

Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		610,000	644,313

SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[1]	EUR	270,000	400,212

			35,344,225

Insurance—0.5%

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,13]	GBP	750,000	1,350,192
6.125% Jr. Sub. Perpetual Bonds[2,13]	GBP	1,545,000	2,836,551

Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[1]		2,695,000	2,900,494

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		1,860,000	2,036,700

	Principal Amount		Value

Insurance (Continued)

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,13]		$3,538,000	$ 3,794,505

			12,918,442

Real Estate Investment Trusts (REITs)—0.3%

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21[1]		1,645,000	1,665,562

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,611,750

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		1,770,000	1,783,275

TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		1,245,000	1,310,363

			6,370,950

Real Estate Management & Development—0.5%

Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[1]		1,150,000	1,197,495

Emaar Sukuk Ltd., 6.40% Sr. Unsec. Nts., 7/18/19		225,000	255,139

Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]		2,360,000	2,259,700

Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		1,775,000	2,041,250

Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		1,330,000	1,472,975
9.00% Sr. Sec. Nts., 1/15/20[3]		865,000	988,263

Sukuk Funding No 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		1,145,000	1,195,264

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	1,025,000	1,522,889

			10,932,975

Thrifts & Mortgage Finance—0.0%

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]		1,165,000	1,185,387

Health Care—1.9%

Biotechnology—0.1%

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		1,570,000	1,652,425

Health Care Equipment & Supplies—0.4%

Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20		1,045,000	1,102,475

ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[1]	EUR	1,140,000	1,708,985

Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[1]		3,590,000	3,567,563

DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18		1,125,000	1,215,000

Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20		185,000	196,100

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		1,840,000	2,083,800

			9,873,923

Health Care Providers & Services—1.1%

Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21		440,000	464,200

CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22[1]		1,000,000	1,065,000
7.125% Sr. Unsec. Nts., 7/15/20		970,000	1,054,875

DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24		825,000	831,703
5.75% Sr. Unsec. Nts., 8/15/22		895,000	959,887

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		590,000	596,637

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		3,945,000	4,221,150

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Providers & Services (Continued)

Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[1]	$805,000	$ 881,475
5.875% Sr. Unsec. Nts., 1/31/22[1]	405,000	449,550

Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	1,370,000	1,464,187

HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22	2,695,000	3,116,094

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	2,270,000	2,426,063

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22[1]	1,395,000	1,408,950

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[1]	3,070,000	3,223,500

Select Medical Corp.:
6.375% Sr. Unsec. Nts., 6/1/21	1,055,000	1,107,750
6.375% Sr. Unsec. Nts., 6/1/21[1]	695,000	729,750

Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20	2,035,000	2,213,063

		26,213,834

Pharmaceuticals—0.3%

Endo Finance LLC & Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	2,500,000	2,503,125

JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[1]	1,265,000	1,314,019

Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[1]	3,060,000	3,289,500

Valeant Pharmaceuticals International, Inc.:
6.375% Sr. Unsec. Nts., 10/15/20[1]	920,000	980,950
7.25% Sr. Unsec. Nts., 7/15/22[1]	115,000	124,631

		8,212,225

Industrials—5.6%

Aerospace & Defense—1.1%

B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	1,255,000	1,369,519

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	5,860,000	6,079,750

Embraer Overseas Ltd., 5.696% Sr. Unsec. Nts., 9/16/23[1]	1,035,000	1,124,320

Erickson, Inc., 8.25% Sec. Nts., 5/1/20	3,057,000	3,156,352

GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	3,980,000	4,368,050

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,940,000	2,129,150

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19[1]	1,805,000	1,881,712

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22[1]	2,165,000	2,202,888

TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22[1]	1,810,000	1,862,038

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22[1]	2,555,000	2,570,969

		26,744,748

Air Freight & Couriers—0.4%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	7,090,000	7,320,425

Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[1]	190,000	208,525

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,880,000

		10,408,950

Airlines—0.2%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	1,100,000	1,197,625

Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]	1,585,000	1,561,225

	Principal Amount		Value

Airlines (Continued)

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23		$1,167,931	$ 1,369,399

			4,128,249

Building Products—0.1%

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21		2,740,000	3,041,400

Commercial Services & Supplies—1.2%

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		3,020,000	2,755,750

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[3]		3,070,000	3,284,900

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]		2,925,000	2,939,625
8.50% Sec. Nts., 9/15/22[1]		2,550,000	2,543,625
8.875% Sec. Nts., 2/1/18		3,020,000	3,174,080

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]		2,340,000	2,538,900

Quad Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22[1]		1,795,000	1,803,975

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21		1,190,000	1,374,450

Spectrum Brands, Inc., 6.375% Sr. Unsec. Nts., 11/15/20		1,010,000	1,093,325

Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[1]		3,495,000	3,652,275

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1,6]		3,535,000	3,499,650

			28,660,555

Construction & Engineering—0.2%

Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[1]		1,915,000	1,910,212

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[1,6]		755,000	764,438

OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[1]		1,160,000	1,203,500

Odebrecht Finance Ltd.:
5.25% Sr. Unsec. Nts., 6/27/29[1]		895,000	899,923
8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	1,130,000	462,842

			5,240,915

Electrical Equipment—0.2%

General Cable Corp., 6.50% Sr. Unsec. Nts., 10/1/22[1]		2,615,000	2,673,838

Orion Engineered Carbons Bondco GmbH, 10% Sr. Sec. Nts., 6/15/18[1]	EUR	1,084,000	1,602,176

			4,276,014

Industrial Conglomerates—0.1%

Alfa SA, 5.25% Sr. Unsec. Nts., 3/25/24[1]		810,000	847,260

KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]		1,035,000	992,513

			1,839,773

Machinery—1.1%

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		1,325,000	1,397,875

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]		2,190,000	2,198,212

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		2,490,000	2,798,138

CNH Industrial Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16		670,000	730,300

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	1,650,000	2,478,501

Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20		2,685,000	3,007,200

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Machinery (Continued)

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		$3,585,000	$ 3,773,213

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		2,070,000	2,168,325

Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	EUR	1,821,319	2,693,945

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		2,640,000	2,857,800

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		1,580,000	1,681,713

			25,785,222

Marine—0.2%

Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[1]		2,780,000	2,856,450

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		1,330,000	1,373,225

			4,229,675

Professional Services—0.1%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		2,740,000	2,832,475

Road & Rail—0.3%

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]		955,000	1,061,244

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]		2,265,000	2,429,212

REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	540,000	753,475

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]		4,775,000	3,903,562

			8,147,493

Trading Companies & Distributors—0.4%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[1]		1,645,000	1,675,844

Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20		2,365,000	2,524,637

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20		3,620,000	3,972,950

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		1,545,000	1,579,763

			9,753,194

Transportation Infrastructure—0.0%

Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[1]		720,000	761,928

Information Technology—2.1%

Communications Equipment—0.4%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		3,345,000	3,579,150

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		2,875,000	2,889,375

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		1,481,000	1,603,182

			8,071,707

Electronic Equipment, Instruments, & Components—0.1%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		980,000	1,057,175

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		1,405,000	1,461,200

			2,518,375

Internet Software & Services—0.4%

Baidu, Inc., 2.75% Sr. Unsec. Nts., 6/9/19		515,000	517,521

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	1,705,000	2,537,015

	Principal Amount	Value

Internet Software & Services (Continued)

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	$3,160,000	$ 3,385,150

Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	1,220,000	1,256,600

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22	1,255,000	1,240,881

Tencent Holdings Ltd., 3.375% Sr. Unsec. Nts., 5/2/19[1]	1,200,000	1,228,168

		10,165,335

IT Services—0.5%

Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17[3]	585,000	592,312

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]	3,300,000	3,630,000
10.625% Sr. Unsec. Nts., 6/15/21	1,280,000	1,497,600

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	1,765,000	1,877,519

iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	2,945,000	2,694,675

Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]	1,281,000	1,426,714

		11,718,820

Semiconductors & Semiconductor Equipment—0.3%

Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[1]	3,355,000	3,581,463
8.05% Sr. Unsec. Nts., 2/1/20	562,000	608,365
10.75% Sr. Unsec. Nts., 8/1/20	1,708,000	1,934,310

Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[1]	1,385,000	1,488,875

		7,613,013

Software—0.3%

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]	2,640,000	2,772,000

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	3,040,000	3,142,600

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]	1,890,000	1,934,887

		7,849,487

Technology Hardware, Storage & Peripherals—0.1%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]	2,485,000	2,640,313

Materials—3.3%

Chemicals—0.6%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	1,075,000	1,163,687

Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[1]	2,175,000	2,213,063

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	1,185,000	1,262,025

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	680,000	708,900

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]	1,465,000	1,521,769

Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]	1,610,000	1,678,425

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	1,160,000	1,244,100

PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20	915,000	1,001,925

PQ Corp., 8.75% Sec. Nts., 5/1/18[1]	1,140,000	1,241,175

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[1]	1,555,000	1,578,325

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Chemicals (Continued)

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19		$1,445,000	$1,560,600

			15,173,994

Construction Materials—0.3%

Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21[1]		1,975,000	2,133,000

Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[1]		90,000	95,400

Cemex Finance LLC:
6.00% Sr. Sec. Nts., 4/1/24[1]		1,085,000	1,132,469
9.375% Sr. Sec. Nts., 10/12/22[1]		670,000	791,437

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	625,000	899,623
7.50% Sr. Unsec. Nts., 4/3/20	EUR	570,000	985,383
8.00% Sr. Unsec. Nts., 1/31/17	EUR	655,000	1,045,336

Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	495,000	754,772

			7,837,420

Containers & Packaging—0.8%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[1,6]		475,000	476,781
6.75% Sr. Unsec. Nts., 1/31/21[1]		1,150,000	1,190,250

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]		541,765	563,435

Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22		700,000	704,812

Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		1,955,000	2,086,963

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]		590,000	595,900

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		890,000	871,310

Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3]		1,335,000	1,435,125

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		1,540,000	1,643,950

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20		3,420,000	3,625,200
9.00% Sr. Unsec. Nts., 4/15/19		1,285,000	1,366,919

Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[1]		1,555,000	1,757,150

Smurfit Kappa Acquisitions:
4.875% Sr. Sec. Nts., 9/15/18[1]		1,280,000	1,353,600
7.75% Sr. Sec. Nts., 11/15/19[1]	EUR	1,210,000	1,764,482

			19,435,877

Metals & Mining—1.4%

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		2,765,000	2,872,144
7.875% Sr. Unsec. Nts., 11/1/20		2,870,000	3,006,325

ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[1]		800,000	893,040

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		710,000	746,387

Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[1]		760,000	741,000

FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]		1,555,000	1,636,638
6.875% Sr. Unsec. Nts., 4/1/22[1]		1,685,000	1,813,481
8.25% Sr. Unsec. Nts., 11/1/19[1]		1,180,000	1,289,150

Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[1]		1,285,000	1,378,162

Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	1,835,000	2,687,924

	Principal Amount		Value

Metals & Mining (Continued)

Gestamp Funding Luxembourg SA: (Continued)
5.875% Sr. Sec. Nts., 5/31/20	EUR	105,000	$153,805

Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[1]		1,383,000	1,399,117
4.95% Sr. Unsec. Nts., 11/15/21[1]		560,000	604,820

GTL Trade Finance, Inc., 5.893% Sr. Unsec. Nts., 4/29/24[1]		305,000	320,707

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		1,575,000	1,614,375

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		675,000	658,125

Metinvest BV, 8.75% Sr. Unsec. Nts., 2/14/18[1]		115,000	101,775

Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[1]		1,490,000	1,527,250

MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr. Unsec. Nts., 10/28/20[1]		1,565,000	1,580,650

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		1,285,000	1,432,775

Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[1]		1,130,000	1,124,350

Samarco Mineracao SA, 5.75% Sr. Unsec. Nts., 10/24/23[1]		1,475,000	1,551,995

Severstal OAO Via Steel Capital SA, 5.90% Sr. Unsec. Nts., 10/17/22[1]		650,000	639,438

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		1,680,000	1,667,400

Walter Energy, Inc., 9.50% Sr. Sec. Nts., 10/15/19[1]		1,565,000	1,594,344

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		905,000	986,450

			34,021,627

Paper & Forest Products—0.2%

Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		1,130,000	1,127,175

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]		1,730,000	1,833,800

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]		600,000	630,000

			3,590,975

Telecommunication Services—3.2%

Diversified Telecommunication Services—2.6%

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		6,770,000	7,226,975

Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]		950,000	952,375

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		3,600,000	3,897,000

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		2,190,000	2,332,350
7.625% Sr. Unsec. Nts., 4/15/24		2,850,000	3,081,562

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		3,400,000	3,612,500

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		3,005,000	4,264,149

Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[2,13]	EUR	2,265,000	3,350,512

MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20		4,340,000	4,649,225

Oi SA:
5.75% Sr. Unsec. Nts., 2/10/22[1]		3,135,000	3,160,080
9.75% Sr. Unsec. Nts., 9/15/16[1]	BRL	2,550,000	1,087,746

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		4,863,000	5,628,923

Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[1]		810,000	800,377

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Diversified Telecommunication Services (Continued)

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36		$1,530,000	$1,954,818

Telefonica Europe BV, 6.50% Sr. Sub. Perpetual Bonds[2,13]	EUR	3,760,000	5,681,960

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,13]	EUR	1,435,000	2,117,117

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21		1,610,000	1,716,662

Turk Telekomunikasyon AS:
3.75% Sr. Unsec. Nts., 6/19/19[1]		575,000	570,127
4.875% Sr. Unsec. Nts., 6/19/24[1]		1,155,000	1,123,353

Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23		1,155,000	1,175,213
7.75% Sr. Unsec. Nts., 10/15/20		1,645,000	1,790,994
7.75% Sr. Unsec. Nts., 10/1/21		2,180,000	2,392,550

			62,566,568

Wireless Telecommunication Services—0.6%

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		1,815,000	1,896,675

ENTEL Chile SA, 4.875% Sr. Unsec. Nts., 10/30/24[1]		1,850,000	1,930,003

Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[1]		1,255,000	1,355,400

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		1,545,000	1,508,306

SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20		785,000	837,006

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[1]		945,000	996,975

Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[1]		1,610,000	1,781,063

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[1]	RUB	19,800,000	565,071

Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB	12,300,000	361,741

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1,6]	EUR	1,405,000	1,921,462

			13,153,702

Utilities—3.0%

Electric Utilities—1.3%

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		1,380,000	1,466,250
6.00% Sr. Unsec. Nts., 2/2/18[1]		2,300,000	2,535,727

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,13]		1,950,000	1,994,128
5.625% Jr. Sub. Perpetual Bonds[1,2,13]		990,000	1,035,094

Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[1]		970,000	1,164,475
8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	662,465,000	376,400

Enel SpA, 5% Sub. Nts., 1/15/75[2]	EUR	2,465,000	3,561,231

Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]		2,590,000	2,758,350

Iberdrola International BV, 5.75% Sub. Perpetual Bonds, 5.75%[2,13]	EUR	2,935,000	4,408,314

Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[1]		765,000	838,865
7.25% Sr. Sec. Nts., 1/15/19[1]		5,180,000	5,911,675
9.375% Sr. Sec. Nts., 1/28/20[1]		365,000	457,382

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,666,055

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		1,485,000	1,566,675

Saudi Electricity Global Sukuk Co. 3, 4% Sr. Unsec. Nts., 4/8/24[1]		1,030,000	1,053,175

			31,793,796

	Principal Amount		Value

Gas Utilities—0.3%

AmeriGas Finance LLC/AmeriGas Finance Corp., 7% Sr. Unsec. Nts., 5/20/22		$145,000	$161,312

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		1,620,000	1,774,548

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,670,000	1,751,412

Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	895,000	1,328,876

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		840,000	819,000

Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[1]		1,545,000	1,535,344

Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[1]		575,000	622,576

			7,993,068

Independent Power and Renewable Electricity Producers—1.0%

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,227,875

Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		1,390,000	1,462,975

Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[1]		912,000	990,660
7.875% Sr. Sec. Nts., 1/15/23[1]		884,000	990,080

Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[1]		2,580,000	2,875,810

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		1,690,000	1,808,300

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23		420,000	425,250

Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	955,000	1,435,459

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		1,730,000	1,907,325

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[3]	GBP	1,285,000	2,375,081

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		1,573,485	1,779,022

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22[1]		1,605,000	1,713,338
6.25% Sr. Unsec. Nts., 5/1/24[1]		2,220,000	2,322,675
6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,582,312

Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[1]		520,000	670,800

			23,566,962

Multi-Utilities—0.4%

Abu Dhabi National Energy Co., 3.875% Sr. Unsec. Nts., 5/6/24[1]		1,805,000	1,793,719

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		1,685,000	1,748,188

National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	990,000	1,395,349

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	2,630,000	3,843,363

			8,780,619

Total Corporate Bonds and Notes (Cost $985,737,593)			1,013,228,380

	Shares

Preferred Stock—0.2%

Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[1] (Cost $3,475,867)		3,632	3,659,354

Common Stocks—0.1%

American Media Operations, Inc.[14]		219,796	2,198

Arco Capital Corp. Ltd.[3,14]		690,638	—

Astana Finance JSC, ADR[14]		60,552	606

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares		Value

Common Stocks (Continued)

Nortek, Inc.[14]		24,095	$2,162,767

Premier Holdings Ltd.[14]		18,514	—

Revel Entertainment, Inc.[14]		16,153	—

Wallace Theater Holdings, Inc.[3,14]		1,525	11,788

Total Common Stocks (Cost $9,558,022)			2,177,359

	Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price $48.72, 3/19/17[14] (Cost $6,331,150)		22,685	—

	Principal Amount

Structured Securities—0.8%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	53,910,000	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	97,250,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[1,15]		1,492,192	986,421
3.138%, 4/30/25[1,15]		1,467,253	969,935
3.191%, 4/30/25[1,15]		1,826,848	1,207,647
3.242%, 4/30/25[1,15]		2,085,070	1,378,346
3.269%, 4/30/25[1,15]		1,665,727	1,101,137
3.346%, 4/30/25[1,15]		1,565,713	1,035,022
3.905%, 4/30/25[1,15]		1,901,283	1,256,853
4.005%, 4/30/25[1,15]		1,641,454	1,085,091
33.77%, 12/31/17[3,11]	BRL	10,280,000	7,113,881

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,3]	MXN	697,693	50,423
Cl. 2B, 7.208%, 5/22/15[2,3]	MXN	1,220,632	88,216
Cl. 2C, 7.208%, 5/22/15[2,3]	MXN	18,404,162	1,330,076
Cl. 2D, 7.208%, 5/22/15[2,3]	MXN	1,341,270	96,934
Cl. 2E, 7.208%, 5/22/15[2,3]	MXN	974,458	70,424
Cl. 2F, 7.208%, 5/22/15[2,3]	MXN	622,337	44,977
Cl. 2G, 7.208%, 5/22/15[2,3]	MXN	114,609	8,283

Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked Nts., Cl. B, 10%, 7/30/24[1]	COP	1,604,000,000	1,065,774

	Principal Amount		Value

Structured Securities (Continued)

LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[8,15]		$2,994	$—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	42,719,328	630,249

Total Structured Securities (Cost $24,748,587)			19,519,689

Short-Term Notes—3.8%

Federal Republic of Nigeria Treasury Bills:
12.695%, 4/9/15	NGN	441,000,000	2,494,022
12.698%, 4/23/15	NGN	317,000,000	1,786,009
12.70%, 3/5/15	NGN	93,000,000	531,199

Hungary Treasury Bills, 3.021%, 11/26/14[15]	HUF	2,480,000,000	10,877,039

Korea Monetary Stabilization Bonds:
Series 1411, 2.73% Sr. Unsec. Nts., 11/9/14	KRW	2,704,000,000	2,673,873
Series 1412, 2.72% Sr. Unsec. Nts., 12/9/14	KRW	4,416,000,000	4,367,170

United Mexican States Treasury Bills:
2.933%, 8/21/14	MXN	46,900,000	3,599,987
3.235%, 12/11/14	MXN	368,000,000	27,979,176
3.503%, 10/16/14	MXN	373,000,000	28,501,645

United States Treasury Bills, 0.015%, 8/14/14[15]		7,700,000	7,699,837

Total Short-Term Notes (Cost $89,617,660)			90,509,957

	Shares

Investment Companies—12.4%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[16,17]		63,849,901	63,849,901

Oppenheimer Master Event-Linked Bond Fund, LLC[16]		3,835,870	54,051,682

Oppenheimer Master Loan Fund, LLC[16]		8,486,824	123,541,887

Oppenheimer Ultra-Short Duration Fund, Cl. Y16		5,598,448	56,152,430

Total Investment Companies (Cost $297,035,897)			297,595,900

	Counterparty		Exercise Price	Expiration Date		Contracts

Over-the-Counter Options Purchased—0.0%

CNH Currency Put[14]	JPM	CNH	6.153	1/12/16	CNH	55,650,000	271,516

CNH Currency Call[14]	JPM	CNH	6.147	10/16/14	CNH	8,100,000	373

INR Currency Call[14]	JPM	INR	58.750	7/3/14	INR	1,091,000,000	—

RUB Currency Call[14]	JPM	RUB	33.500	8/22/14	RUB	692,200,000	72,681
Total Over-the-Counter Options Purchased (Cost $408,840)							344,570

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)

Over-the-Counter Credit Default Swaption Purchased—0.0%

Credit Default Swap maturing 6/20/19 Call[14] (Cost $63,875)	BOA	Buy	iTraxx Europe Series 21 Version 1	1.000%	9/17/14	EUR	30,200	27,309

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.0%

Interest Rate Swap maturing 11/18/24 Call[14]	JPM	Receive	Six-Month EUR EURIBOR	2.798%	11/14/14	EUR	31,790	$122,321

Interest Rate Swap maturing 5/30/33 Call[14]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	1,235	101,385

Interest Rate Swap maturing 7/21/19 Call[14]	BOA	Receive	Three-Month USD BBA LIBOR	2.200	7/17/14	USD	38,170	85

Interest Rate Swap maturing 7/28/44 Call[14]	JPM	Receive	Six-Month EUR EURIBOR	2.638	7/24/14	EUR	15,140	23

Interest Rate Swap maturing 8/4/46 Call[14]	BOA	Receive	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	1,395	19,729

Interest Rate Swap maturing 9/8/19 Call[14]	JPM	Receive	Three-Month USD BBA LIBOR	2.105	9/4/14	USD	19,500	23,610

Interest Rate Swap maturing 9/8/19 Call[14]	BOA	Receive	Three-Month USD BBA LIBOR	2.093	9/4/14	USD	32,040	41,513

Interest Rate Swap maturing 9/8/24 Call[14]	JPM	Receive	Three-Month USD BBA LIBOR	3.035	9/4/14	USD	11,700	16,749

Interest Rate Swap maturing 9/8/24 Call[14]	BOA	Receive	Three-Month USD BBA LIBOR	3.023	9/4/14	USD	18,110	28,012

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $1,039,339)								353,427

Total Investments, at Value (Cost $2,468,349,276)						103 .9%		2,502,571,379

Net Other Assets (Liabilities)						(3.9)		(94,732,252)

Net Assets						100.0%		$2,407,839,127

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $754,264,615 or 31.33% of the Fund’s net assets as of June 30, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of June 30, 2014 was $59,924,446, which represents 2.49% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Arco Capital Corp. Ltd.	6/28/13	$—	$—	$—
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17	8/19/10-5/16/14	2,870,085	2,824,074	(46,011)
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	10/24/13-5/1/14	2,678,584	2,772,000	93,416
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13-11/25/13	3,100,892	3,284,900	184,008
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18	4/12/13-10/21/13	703,290	711,044	7,754
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18	2/7/13	1,863,767	2,039,800	176,033
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17	5/21/14	583,537	592,312	8,775
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	7/17/13	1,994,704	2,200,494	205,790
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 33.77% Sr. Sec. Nts., 12/31/17	9/19/07	4,879,748	7,113,881	2,234,133
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	67,269	50,423	(16,846)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	117,680	88,216	(29,464)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	1,785,486	1,330,076	(455,410)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	130,028	96,934	(33,094)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	94,626	70,424	(24,202)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	61,263	44,977	(16,286)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	11,304	8,283	(3,021)
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.373%, 7/22/36	9/23/13	3,804,863	4,222,068	417,205

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19	10/24/13	$1,335,000	$1,435,125	$100,125
HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17	3/10/11-2/15/12	1,870,875	1,972,660	101,785
ICE EM CLO, Series 2007-1A, Cl. B, 2.029%, 8/15/22	11/6/07	7,210,089	6,886,250	(323,839)
ICE EM CLO, Series 2007-1A, Cl. C, 3.329%, 8/15/22	6/8/07	5,270,000	4,268,700	(1,001,300)
ICE EM CLO, Series 2007-1A, Cl. D, 5.329%, 8/15/22	6/8/07	5,270,000	4,532,200	(737,800)
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13-5/12/14	2,232,238	2,375,081	142,843
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,994	44,619	(484,375)
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	9/19/12-12/6/13	1,912,467	2,004,800	92,333
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-12/12/13	2,316,592	2,429,212	112,620
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13-4/17/14	1,589,407	1,617,975	28,568
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	66,025	4,305	(61,720)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12-2/1/12	862,550	988,263	125,713
Wallace Theater Holdings, Inc.	3/28/13	15	11,788	11,773
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	4/9/10-5/4/11	4,758,886	3,903,562	(855,324)

		$60,212,939	$59,924,446	$(288,493)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,409,911 or 0.22% of the Fund’s net assets as of June 30, 2014.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See Note 1 of the accompanying Consolidated Notes.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Consolidated Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,997,344. See Note 6 of the accompanying Consolidated Notes.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $7,305,286. See Note 6 of the accompanying Consolidated Notes.

11. Denotes an inflation-index security: coupon or principal are indexed to a consumer price index.

12. Interest or dividend is paid-in-kind, when applicable.

13. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

14. Non-income producing security.

15. Zero coupon bond reflects effective yield on the date of purchase.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	33,054,028	576,788,954	545,993,081	63,849,901
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	—	991,452	3,835,870
Oppenheimer Master Loan Fund, LLC	1,023,461	8,129,839	666,476	8,486,824
Oppenheimer Ultra-Short Duration Fund, Cl. Y	3,707,723	1,890,725	—	5,598,448

		Value	Income	Realized Gain

Oppenheimer Institutional Money Market Fund, Cl. E		$63,849,901	$23,362	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		54,051,682	1,769,541 [a]	326,180 [a]
Oppenheimer Master Loan Fund, LLC		123,541,887	2,977,358 [b]	103,633 [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		56,152,430	74,197	—

Total		$297,595,900	$4,844,458	$429,813

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17. Rate shown is the 7-day yield as of June 30, 2014.

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows: Geographic Holdings	Value	Percent

United States	$1,509,489,077	60.3%
Brazil	121,450,979	4.9
Mexico	104,567,256	4.2
United Kingdom	50,334,178	2.0
Russia	46,144,162	1.8
Turkey	42,625,223	1.7
Greece	37,973,414	1.5
Netherlands	35,136,862	1.4
France	32,457,034	1.3
Colombia	30,879,691	1.2
South Africa	30,024,796	1.2
Indonesia	28,691,917	1.1
India	27,369,875	1.1
Hungary	28,075,568	1.1
Canada	24,225,415	1.0
Peru	24,055,347	1.0
Italy	20,785,643	0.8
Germany	20,459,646	0.8
Spain	17,928,088	0.7
Israel	16,344,473	0.7
Luxembourg	15,782,779	0.6
Supranational	15,687,150	0.6
United Arab Emirates	15,644,680	0.6
Chile	14,658,188	0.6
Philippines	11,278,461	0.5
Romania	10,580,581	0.4
Ireland	10,185,640	0.4
China	9,307,097	0.4
Venezuela	8,360,909	0.3
Australia	8,465,602	0.3
Portugal	7,761,629	0.3
Switzerland	7,658,152	0.3
Thailand	7,332,563	0.3
South Korea	7,041,043	0.3
Lithuania	6,242,498	0.2
Nigeria	6,149,604	0.2
Norway	5,883,489	0.2
Croatia	5,793,226	0.2
Poland	4,683,148	0.2
Kazakhstan	5,028,177	0.2
Sri Lanka	4,954,800	0.2
Ivory Coast	4,524,919	0.2
Panama	4,519,168	0.2
Ukraine	4,261,530	0.2
Uruguay	4,163,730	0.2
Denmark	4,072,062	0.2
Slovenia	3,516,314	0.1
Serbia	3,170,731	0.1
Dominican Republic	2,880,068	0.1
Japan	2,727,218	0.1
Angola	2,581,722	0.1
Malaysia	2,297,277	0.1
Morocco	2,324,438	0.1
Austria	2,117,117	0.1
Ecuador	1,984,320	0.1
Jamaica	1,896,675	0.1
Latvia	1,837,331	0.1
Jersey, Channel Islands	1,809,040	0.1
Gabon	1,799,638	0.1
Tanzania	1,792,250	0.1
Argentina	1,789,215	0.1
Belgium	1,617,975	0.1
Kenya	1,597,090	0.1
Sweden	1,432,426	0.1
Barbados	1,281,281	0.1
Saudi Arabia	1,053,175	0.0
Trinidad	1,024,142	0.0
Puerto Rico	747,328	0.0
	255,139	0.0

Total	$2,502,571,379	100.0%

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of June 30, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	07/2014 - 10/2014	BRL	151,595	USD	67,343	$896,419	$–
BAC	08/2014	IDR	112,508,000	USD	9,655	–	223,333
BAC	07/2014	MXN	35,800	USD	2,762	–	3,532
BAC	08/2014	PLN	5,070	USD	1,665	–	1,988
BAC	07/2014	RUB	252,960	USD	6,905	499,854	–
BAC	09/2014	THB	298,000	USD	9,181	–	33,505
BAC	08/2014	TRY	3,910	USD	1,825	–	1,904
BAC	07/2014 - 01/2015	USD	48,705	BRL	113,130	–	1,550,007
BAC	08/2014	USD	2,456	IDR	29,410,000	–	7,541
BAC	07/2014 - 08/2014	USD	9,094	RUB	322,700	–	328,125
BAC	09/2014	USD	5,727	THB	187,000	–	12,499
BAC	08/2014	USD	8,643	TRY	18,600	1,711	33,809
BAC	08/2014	USD	3,733	ZAR	40,020	7,861	14,602
BAC	08/2014	ZAR	35,050	USD	3,288	–	12,727
BNP	07/2014	EUR	465	USD	633	3,999	–
BNP	07/2014	RON	4,400	USD	1,341	32,824	–
BNP	09/2014	USD	10,638	CAD	11,615	–	223,664
BNP	07/2014	USD	5,920	EUR	4,335	–	16,254
BOA	12/2014	GBP	8,080	USD	13,560	247,118	–
BOA	08/2014	IDR	34,389,000	USD	2,985	192	105,343
BOA	07/2014	INR	817,250	USD	13,567	21,267	–
BOA	08/2014	KRW	8,121,000	USD	7,891	116,172	–
BOA	07/2014	MXN	24,300	USD	1,882	–	9,242
BOA	08/2014 - 09/2014	MYR	68,040	USD	21,031	115,769	–
BOA	07/2014	PEN	1,760	USD	632	–	3,670
BOA	09/2014	THB	301,000	USD	9,187	52,196	–
BOA	07/2014 - 01/2015	USD	14,445	BRL	35,320	–	1,334,147
BOA	08/2014	USD	1,385	COP	2,653,000	–	25,566
BOA	07/2014	USD	49,267	GBP	29,375	–	1,000,567
BOA	07/2014 - 10/2014	USD	26,714	INR	1,638,500	–	255,260
BOA	08/2014	USD	553	PEN	1,590	–	12,548
BOA	09/2014	USD	6,584	THB	217,000	–	76,473
CITNA-B	07/2014	MXN	41,500	USD	3,212	7,862	22,069
CITNA-B	07/2014	PEN	6,970	USD	2,486	1,084	–
CITNA-B	07/2014	RON	675	USD	209	1,925	–
CITNA-B	08/2014	TRY	31,310	USD	14,342	260,181	–
CITNA-B	07/2014	USD	59,099	EUR	42,560	817,835	–
CITNA-B	08/2014	USD	2,157	HUF	483,000	26,630	–
CITNA-B	07/2014	USD	704	RON	2,285	–	9,608
CITNA-B	08/2014	ZAR	53,880	USD	5,129	–	93,658
DEU	07/2014	RON	2,650	USD	820	6,877	–
DEU	08/2014	TRY	9,200	USD	4,282	8,450	–
DEU	12/2014	USD	9,453	JPY	963,000	–	65,419
DEU	08/2014	USD	14,390	TRY	30,620	109,640	–
GSCO-OT	09/2014	AUD	130	USD	123	–	879
GSCO-OT	07/2014 - 01/2015	BRL	111,615	USD	48,608	1,565,686	–
GSCO-OT	09/2014	INR	90,200	USD	1,405	81,239	–
GSCO-OT	09/2014	USD	118	AUD	130	–	3,747
GSCO-OT	07/2014 - 01/2015	USD	82,205	BRL	196,885	3,493	4,215,345
GSCO-OT	09/2014	USD	1,258	INR	90,200	–	227,361
GSCO-OT	10/2014	USD	458	MXN	6,200	–	16,454
JPM	01/2016	CNH	55,600	USD	9,041	–	264,388
JPM	08/2014	COP	17,457,000	USD	8,997	286,391	–
JPM	12/2014	EUR	6,180	USD	8,419	48,860	–
JPM	07/2014	INR	426,000	USD	7,071	11,923	–
JPM	08/2014 - 09/2014	MYR	16,270	USD	5,017	37,965	–
JPM	08/2014	PEN	26,470	USD	9,453	6,917	43,857
JPM	08/2014	PLN	41,720	USD	13,591	97,188	2,803
JPM	10/2014	RON	5,440	USD	1,683	9,365	–
JPM	07/2014 - 08/2014	RUB	558,000	USD	15,859	432,980	13,690
JPM	10/2014	USD	3,972	BRL	10,060	–	462,135
JPM	12/2014	USD	31,657	EUR	23,235	–	178,234
JPM	07/2014 - 08/2014	USD	3,975	IDR	46,670,000	61,025	2,942
JPM	07/2014 - 09/2014	USD	17,580	INR	1,072,000	–	146,376
JPM	07/2014	USD	3,739	MXN	48,800	–	20,744
JPM	08/2014	USD	1,813	MYR	5,885	–	17,115

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

JPM	08/2014	USD	2,606	PHP	119,000	$–	$121,574
JPM	07/2014	USD	1,688	RON	5,440	–	10,085
JPM	07/2014 - 08/2014	USD	12,022	RUB	432,190	–	592,326
JPM	08/2014	USD	3,565	TRY	7,590	24,795	–
JPM	08/2014	USD	12,644	ZAR	135,060	21,817	–
MSCO	08/2014	COP	15,234,000	USD	7,949	151,509	–
MSCO	08/2014	INR	144,000	USD	2,363	18,044	–
MSCO	07/2014 - 10/2014	MXN	97,530	USD	7,474	24,077	–
MSCO	08/2014	TRY	17,000	USD	7,873	55,789	–
MSCO	07/2014	USD	5,755	BRL	13,300	–	264,377
MSCO	07/2014 - 12/2014	USD	83,098	EUR	61,235	–	782,559
MSCO	08/2014 - 11/2014	USD	15,302	HUF	3,477,000	23,404	27,285
MSCO	07/2014 - 12/2014	USD	67,876	MXN	899,900	–	914,441
NOM	07/2014	USD	3,052	MXN	39,300	24,319	–
RBS	09/2014	CAD	11,615	USD	10,525	336,829	–
RBS	08/2014	HUF	1,832,300	USD	8,161	–	78,475
RBS	08/2014	IDR	16,375,000	USD	1,345	25,971	–
RBS	08/2014	TRY	24,150	USD	11,309	–	45,925
RBS	07/2014	USD	1,444	EUR	1,055	–	469
RBS	07/2014	USD	1,359	NOK	8,070	43,701	–
RBS	08/2014	ZAR	25,140	USD	2,398	–	51,082
TDB	07/2014	IDR	28,169,000	USD	2,330	45,471	–
TDB	07/2014	MYR	5,240	USD	1,629	2,668	–
TDB	09/2014 - 12/2014	USD	64,044	EUR	46,345	593,222	31,530
TDB	07/2014 - 11/2014	USD	3,482	IDR	42,411,000	8,010	50,021
TDB	07/2014	USD	842	MXN	11,000	–	5,061
TDB	08/2014	ZAR	25,440	USD	2,411	–	33,762

Total Unrealized Appreciation and Depreciation						$7,278,524	$14,102,102

Futures Contracts as of June 30, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	9/19/14	253	$34,708,438	$236,578
United States Treasury Long Bonds	CBT	Sell	9/19/14	27	3,704,063	(6,623)
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/14	73	16,030,345	(11,726)
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/14	146	32,060,689	(1,095)
United States Treasury Nts., 10 yr.	CBT	Sell	9/19/14	204	25,535,063	(53,755)
United States Treasury Nts., 10 yr.	CBT	Buy	9/19/14	191	23,907,829	(19,436)
United States Treasury Ultra Bonds	CBT	Buy	9/19/14	197	29,537,687	373,208

						$517,151

Over-the-Counter Options Written at June 30, 2014
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Put	GSG	BRL	2 .316	8/8/14	BRL	(15,910,000)	$93,083	$(19,442)

EUR Currency Call	BAC	PLN	4 .275	8/1/14	EUR	(6,250,000)	65,428	(5,563)

EUR Currency Call	GSG	PLN	4 .280	8/1/14	EUR	(12,500,000)	123,056	(11,422)

EUR Currency Call	JPM	PLN	4 .275	8/4/14	EUR	(9,375,000)	89,940	(11,648)

IDR Currency Put	JPM	IDR	11,700.000	8/15/14	IDR	(40,229,000,000)	34,356	(80,458)

JPY Currency Call	GSG	JPY	84 .550	12/18/15	JPY	(446,000,000)	132,033	(20,962)

Portuguese Government Bond Put	JPM	EUR	110 .000	7/22/14	EUR	(7,270,000)	71,213	(5,356)

Portuguese Government Bond Put	JPM	EUR	115 .000	7/23/14	EUR	(7,280,000)	128,869	(22,924)

Total Over-the-Counter Options Written							$737,978	$(177,775)

Over-the-Counter Credit Default Swaps at June 30, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	125	$(60)	$13,371

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	13,371

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	25,736

Bolivarian Republic of Venezuela	FIB	Buy	5.000	6/20/19	USD	2,170	(404,122)	365,765

Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	585	(21,618)	(18,324)

Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	660	(27,725)	(15,154)

Republic of Italy	GSG	Sell	1.000	3/20/23	USD	660	105,519	(19,837)

Total Over-the-Counter Credit Default Swaps							$(349,063)	$364,928

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	500,000	EUR	—	EUR	BBB+
Investment Grade Sovereign Debt	$660,000		$—		BBB+

Total USD	$660,000		$—

Total EUR	500,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swap at June 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Value

BOA	Pay	Six-Month USD BBA LIBOR	7.100%	1/21/19	INR	139,250	2,270	$162,914

GSG	Pay	Six-Month USD BBA LIBOR	7.210	1/13/19	INR	140,500	2,260	223,752

GSG	Pay	Six-Month USD BBA LIBOR	7.100	1/15/19	INR	140,000	2,261	202,306

Total Over-the-Counter Currency Swap								$588,972

Cleared Interest Rate Swaps at June 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Receive	Three-Month USD BBA LIBOR	2.702%	6/18/24	USD	2,590	$(22,206)

GSG	Receive	Three-Month USD BBA LIBOR	2.695	6/19/24	USD	2,570	(20,174)

Total Cleared Interest Rate Swaps							$(42,380)

Over-the-Counter Interest Rate Swaps at June 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BOA	Pay	Three-Month MYR KLIBOR	4.510%	6/17/24	MYR	8,600	$42,042

BOA	Pay	MXN TIIE BANXICO	4.345	1/11/16	MXN	153,700	130,343

GSG	Pay	Three-Month PLN WIBOR WIBO	3.145	5/5/16	PLN	128,600	264,415

GSG	Pay	Three-Month PLN WIBOR WIBO	3.115	5/6/16	PLN	127,000	248,841

GSG	Pay	MXN TIIE BANXICO	4.260	6/15/16	MXN	126,300	10,111

GSG	Pay	Three-Month MYR KLIBOR	4.515	6/17/24	MYR	8,570	42,915

GSG	Pay	BZDI	12.703	1/4/16	BRL	49,410	222,325

GSG	Pay	Six-Month INR MIBOR	8.490	4/29/19	INR	578,000	219,094

HSBC	Pay	MXN TIIE BANXICO	4.760	1/13/16	MXN	247,500	181,943

JPM	Pay	MXN TIIE BANXICO	4.280	6/15/16	MXN	125,400	11,889

JPM	Pay	BZDI	12.090	1/4/16	BRL	24,120	146,808

JPM	Pay	BZDI	11.880	1/4/16	BRL	56,280	271,311

Total Over-the-Counter Interest Rate Swaps							$1,792,037

Over-the-Counter Credit Default Swaptions Written at June 30, 2014
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 6/20/19 Call	BOA	Sell	iTraxx Europe Senior Financials Series 21 Version 1	1.000%	9/17/14	EUR 30,200	$82,419	$(44,922)

Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000	9/17/14	EUR 22,734	194,384	(241,846)

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Credit Default Swaptions Written (Continued)
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000%	9/17/14	EUR 37,660	$322,007	$(400,631)

Credit Default Swap maturing 6/20/19 Call	JPM	Buy	iTraxx Europe Crossover Series 21 Version 1	5.000	9/17/14	EUR 22,734	129,589	(127,379)

Credit Default Swap maturing 6/20/19 Call	JPM	Buy	iTraxx Europe Crossover Series 21 Version 1	5.000	9/17/14	EUR 37,660	214,671	(211,010)

Total Over-the-Counter Credit Default Swaptions Written							$943,070	$(1,025,788)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2014
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 10/6/24 Call	BOA	Receive	Three-Month USD BBA LIBOR	2.690%	10/2/14	USD	29,950	$164,725	$(301,382)

Interest Rate Swap maturing 8/4/21 Call	BOA	Pay	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	5,515	82,725	(28,140)

Interest Rate Swap maturing 7/28/44 Call	JPM	Receive	Six-Month EUR EURIBOR	2.238	7/24/14	EUR	15,140	125,536	(352,033)

Total Over-the-Counter Interest Rate Swaptions Written								$372,986	$(681,555)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Senior Financials Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
KLIBOR	Kaula Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Consolidated Financial Statements.

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2014 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $2,171,313,379)	$2,204,975,479
Affiliated companies (cost $297,035,897)	297,595,900
2,502,571,379
Cash	11,627,553
Cash used for collateral on Centrally Cleared Swaps	169,084
Unrealized appreciation on foreign currency exchange contracts	7,278,524
Swaps, at value (premiums paid $405,239)	2,799,252
Receivables and other assets:
Investments sold (including $13,516,826 sold on a when-issued or delayed delivery basis)	42,918,632
Interest, dividends and principal paydowns	24,453,322
Shares of beneficial interest sold	2,590,542
Variation margin receivable	194,871
Other	193,482
Total assets	2,594,796,641
Liabilities
Bank overdraft-foreign	17,934,607
Unrealized depreciation on foreign currency exchange contracts	14,102,102
Options written, at value (premiums received $737,978)	177,775
Swaps, at value (premiums received $56,176)	53,315
Centrally cleared swaps, at value	42,380
Swaptions written, at value (premiums received $1,316,056)	1,707,343
Payables and other liabilities:
Investments purchased (including $137,985,528 purchased on a when-issued or delayed delivery basis)	150,953,166
Shares of beneficial interest redeemed	1,186,402
Distribution and service plan fees	340,660
Shareholder communications	165,354
Trustees’ compensation	91,737
Variation margin payable	841
Other	201,832
Total liabilities	186,957,514
Net Assets	$2,407,839,127

Composition of Net Assets
Par value of shares of beneficial interest	$440,044
Additional paid-in capital	2,388,535,171
Accumulated net investment income	78,730,535
Accumulated net realized loss on investments and foreign currency transactions	(90,300,953)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	30,434,330
Net Assets	$2,407,839,127

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $748,828,716 and 139,152,086 shares of beneficial interest outstanding)	$5.38
Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,659,010,411 and 300,892,246 shares of beneficial interest outstanding)	$5.51

See accompanying Notes to Consolidated Financial Statements.

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2014 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,769,134
Dividends	407
Net expenses	(114,670)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	1,654,871
Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	2,918,398
Dividends	58,960
Net expenses	(185,603)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	2,791,755
Total allocation of net investment income from master funds	4,446,626
Investment Income
Interest (net of foreign withholding taxes of $182,279)	58,039,936
Fee income on when-issued securities	1,335,560
Dividends:
Unaffiliated companies	110,272
Affiliated companies	97,559
Total investment income	59,583,327
Expenses
Management fees	6,894,967
Distribution and service plan fees—Service shares	2,077,658
Transfer and shareholder servicing agent fees:
Non-Service shares	365,274
Service shares	831,221
Shareholder communications:
Non-Service shares	50,367
Service shares	116,601
Custodian fees and expenses	135,565
Trustees’ compensation	34,531
Other	148,492
Total expenses	10,654,676
Less waivers and reimbursements of expenses	(428,158)
Net expenses	10,226,518
Net Investment Income	53,803,435

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options and swaptions exercised)	$8,739,433
Closing and expiration of option contracts written	955,008
Closing and expiration of futures contracts	6,308,973
Foreign currency transactions	(20,555,296)
Swap contracts	(3,037,919)
Swaption contracts	907,395

Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	326,180
Oppenheimer Master Loan Fund, LLC	103,633

Net realized loss	(6,252,593)

Net change in unrealized appreciation/depreciation on:
Investments	55,418,312
Translation of assets and liabilities denominated in foreign currencies	(4,417,700)
Futures contracts	3,141,197
Option contracts written	51,985
Swap contracts	1,960,781
Swaption contracts written	1,257,869

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(805,933)
Oppenheimer Master Loan Fund, LLC	(591,087)

Net change in unrealized appreciation/depreciation	56,015,424

Net Increase in Net Assets Resulting from Operations	$103,566,266

1.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$53,803,435	$125,129,462

Net realized gain (loss)	(6,252,593)	(60,454,641)

Net change in unrealized appreciation/depreciation	56,015,424	(73,550,244)

Net increase (decrease) in net assets resulting from operations	103,566,266	(8,875,423)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(31,299,754)	(36,272,242)
Service shares	(63,703,195)	(83,922,335)

	(95,002,949)	(120,194,577)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	9,082,480	33,900,242
Service shares	(64,573,848)	(32,780,220)

	(55,491,368)	1,120,022

Net Assets
Total decrease	(46,928,051)	(127,949,978)

Beginning of period	2,454,767,178	2,582,717,156

End of period (including accumulated net investment income of $78,730,535 and $119,930,049, respectively)	$2,407,839,127	$2,454,767,178

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$5.38	$5.67	$5.38	$5.58	$5.30	$4.49

Income (loss) from investment operations:
Net investment income[2]	0.13	0.28	0.33	0.36	0.34	0.30
Net realized and unrealized gain (loss)	0.10	(0.29)	0.36	(0.31)	0.40	0.53

Total from investment operations	0.23	(0.01)	0.69	0.05	0.74	0.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.28)	(0.34)	(0.18)	(0.46)	(0.02)
Distributions from net realized gain	0.00	0.00	(0.06)	(0.07)	0.00	0.00[3]

Total dividends and distributions to shareholders	(0.23)	(0.28)	(0.40)	(0.25)	(0.46)	(0.02)

Net asset value, end of period	$5.38	$5.38	$5.67	$5.38	$5.58	$5.30

Total Return, at Net Asset Value[4]	4.39%	(0.13)%	13.53%	0.85%	14.97%	18.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$748,829	$738,741	$741,996	$648,084	$771,755	$757,772

Average net assets (in thousands)	$740,488	$734,707	$690,351	$694,868	$737,071	$681,926

Ratios to average net assets:[5,6]
Net investment income	4.65%	5.12%	6.01%	6.50%	6.47%	6.20%
Total expenses[7]	0.74%	0.74%	0.77%	0.77%	0.75%	0.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.72%	0.71%	0.71%	0.71%	0.64%

Portfolio turnover rate[8]	82%	107%	78%	49%	99%	110%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.75%
Year Ended December 31, 2013	0.74%
Year Ended December 31, 2012	0.77%
Year Ended December 30, 2011	0.77%
Year Ended December 31, 2010	0.75%
Year Ended December 31, 2009	0.68%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$669,081,642	$650,302,657
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$5.50	$5.79	$5.49	$5.68	$5.38	$4.56

Income (loss) from investment operations:
Net investment income[2]	0.12	0.27	0.33	0.35	0.33	0.29
Net realized and unrealized gain (loss)	0.11	(0.29)	0.36	(0.31)	0.42	0.54

Total from investment operations	0.23	(0.02)	0.69	0.04	0.75	0.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.27)	(0.33)	(0.16)	(0.45)	(0.01)
Distributions from net realized gain	0.00	0.00	(0.06)	(0.07)	0.00	0.00[3]

Total dividends and distributions to shareholders	(0.22)	(0.27)	(0.39)	(0.23)	(0.45)	(0.01)

Net asset value, end of period	$5.51	$5.50	$5.79	$5.49	$5.68	$5.38

Total Return, at Net Asset Value[4]	4.19%	(0.37)%	13.15%	0.65%	14.77%	18.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,659,010	$1,716,026	$1,840,721	$1,604,906	$1,670,340	$3,656,726

Average net assets (in thousands)	$1,685,367	$1,794,640	$1,715,995	$1,673,715	$2,485,427	$3,143,836

Ratios to average net assets:[5,6]
Net investment income	4.40%	4.88%	5.76%	6.25%	6.15%	5.95%
Total expenses[7]	0.98%	0.99%	1.02%	1.02%	0.99%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.97%	0.96%	0.96%	0.95%	0.89%

Portfolio turnover rate[8]	82%	107%	78%	49%	99%	110%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.99%
Year Ended December 31, 2013	0.99%
Year Ended December 31, 2012	1.02%
Year Ended December 30, 2011	1.02%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	0.93%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2014	$669,081,642	$650,302,657
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At June 30, 2014, the Fund owned 15,000 shares with a market value of $1,365,859.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$137,985,528
Sold securities	13,516,826

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2014 is as follows:

Cost	$15,777,324
Market Value	$902,599
Market value as % of Net Assets	0.04%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

1. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

During the fiscal year ended December 31, 2013, the Fund utilized $3,174,670 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $235,525. Details of the fiscal year ended December 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2015	$5,751,368
2016	3,339,490
No expiration	64,685,012

Total	$73,775,870

As of June 30, 2014, it is estimated that the capital loss carryforwards would be $9,090,858 expiring by 2016 and $70,937,605 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,469,501,647
Federal tax cost of other investments	145,322,709

Total federal tax cost	$2,614,824,356

Gross unrealized appreciation	$85,685,349
Gross unrealized depreciation	(49,570,380)

Net unrealized appreciation	$36,114,969

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$57,066,339	$1,809,040	$58,875,379
Mortgage-Backed Obligations	—	392,759,335	4,305	392,763,640
U.S. Government Obligations	—	133,596,039	—	133,596,039
Foreign Government Obligations	—	400,240,351	—	400,240,351
Corporate Loans	—	89,680,025	—	89,680,025
Corporate Bonds and Notes	—	1,010,562,325	2,666,055	1,013,228,380
Preferred Stock	—	3,659,354	—	3,659,354
Common Stocks	2,162,767	606	13,986	2,177,359
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	10,086,226	9,433,463	19,519,689
Short-Term Notes	—	90,509,957	—	90,509,957
Investment Companies	120,002,330	177,593,570	—	297,595,900
Over-the-Counter Options Purchased	—	344,570	—	344,570
Over-the-Counter Credit Default Swaption Purchased	—	27,309	—	27,309
Over-the-Counter Interest Rate Swaptions Purchased	—	353,427	—	353,427

Total Investments, at Value	122,165,097	2,366,479,433	13,926,849	2,502,571,379
Other Financial Instruments:
Swaps, at value	—	2,799,252	—	2,799,252
Futures contracts	609,786	—	—	609,786
Foreign currency exchange contracts	—	7,278,524	—	7,278,524

Total Assets	$122,774,883	$2,376,557,209	$13,926,849	$2,513,258,941

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(53,315)	$—	$(53,315)
Centrally cleared swaps, at value	—	(42,380)	—	(42,380)
Options written, at value	—	(177,775)	—	(177,775)
Futures contracts	(92,635)	—	—	(92,635)
Foreign currency exchange contracts	—	(14,102,102)	—	(14,102,102)
Swaptions written, at value	—	(1,707,343)	—	(1,707,343)

Total Liabilities	$(92,635)	$(16,082,915)	$—	$(16,175,550)

Foreign currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Asset-Backed Securities	$16,206,250	$(1,804,570)	$1,804,570	$(16,206,250)
Corporate Bonds and Notes	441,000	–	–	(441,000)
Common Stocks	–	(1,428,674)	1,428,674	–
Structured Securities	2,998	–	–	(2,998)

Total Assets	$16,650,248	$(3,233,244)	$3,233,244	$(16,650,248)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Shares of Beneficial Interest

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	5,373,098	$29,343,045	20,825,193	$114,175,644
Dividends and/or distributions reinvested	5,850,421	31,299,754	6,754,607	36,272,242
Redeemed	(9,437,421)	(51,560,319)	(21,107,392)	(116,547,644)

Net increase	1,786,098	$9,082,480	6,472,408	$33,900,242

Service Shares
Sold	5,725,365	$31,870,488	32,262,956	$181,229,821
Dividends and/or distributions reinvested	11,624,670	63,703,195	15,286,400	83,922,335
Redeemed	(28,666,941)	(160,147,531)	(53,354,375)	(297,932,376)

Net decrease	(11,316,906)	$(64,573,848)	(5,805,019)	$(32,780,220)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$1,625,046,468	$1,532,101,694
U.S. government and government agency obligations	232,071,458	237,464,932
To Be Announced (TBA) mortgage-relates securities	669,081,642	650,302,657

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund and the Subsidiary. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $12,241 and $28,028 for Non-Service and Service shares, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended June 30, 2014, the Manager waived $5,098.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF, Oppenheimer Ultra-Short Duration Fund and the Master Funds. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $382,791 for management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended June 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $428,008,266 and $788,165,396, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $166,034,660 and $44,973,279 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

45      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $1,194,300 and $419,679 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $109,453 and $218,112 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended June 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2013	821,440,000	$353,460	1,466,295,000	$550,387
Options written	152,274,860	984,830	55,511,440,000	1,059,939
Options closed or expired	(462,409,860)	(788,407)	(184,830,000)	(166,601)
Options exercised	(37,180,000)	(139,426)	(16,533,445,000)	(1,116,204)

Options outstanding as of June 30, 2014	474,125,000	$410,457	40,259,460,000	$327,521

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the six months ended June 30, 2014, the Fund had ending monthly average notional amounts of $6,422,781 and $1,623,011 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended June 30, 2014, the Fund had ending monthly average notional amounts of $60,059,549 and $185,282,297 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the six months ended June 30, 2014, the Fund had ending monthly average notional amounts of $ 5,934,558 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

47      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $1,835,478 and $2,726,252 on purchased and written swaptions, respectively.

Written swaption activity for the six months ended June 30, 2014 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums

Swaptions outstanding as of December 31, 2013	472,545,000	$4,075,481
Swaptions written	1,776,943,000	7,470,683
Swaptions closed or expired	(369,325,000)	(907,395)
Swaptions exercised	(1,678,570,000)	(9,322,713)

Swaptions outstanding as of June 30, 2014	201,593,000	$1,316,056

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 30, 2014, the Fund has required certain counterparties to post collateral of $4,053,132.

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at June 30, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$1,004,661	$(1,004,661)	$—	$—	$—
Barclays Bank plc	1,507,230	(1,507,230)	—	—	—
BNP Paribas	36,823	(36,823)	—	—	—
Citibank NA	1,115,517	(125,335)	(990,182)	—	—
Credit Suisse International	365,765	—	(365,765)	—	—
Deutsche Bank AG	124,967	(65,419)	—	(59,548)	—
Goldman Sachs Bank USA	1,650,418	(1,650,418)	—	—	—
Goldman Sachs Group, Inc. (The)	1,433,759	(105,141)	—	—	1,328,618
HSBC Bank USA NA	181,943	—	(53,161)	—	128,782
JPMorgan Chase Bank NA	1,976,507	(1,976,507)	—	—	—
Morgan Stanley Capital Services, Inc.	272,823	(272,823)	—	—	—
Nomura Global Financial Products, Inc.	24,319	—	—	—	24,319
Royal Bank of Scotland plc (The)	406,501	(175,951)	—	—	230,550
Toronto Dominion Bank	649,371	(120,374)	(528,997)	—	—
UBS AG	52,478	—	—	—	52,478

	$10,803,082	$(7,040,682)	$(1,938,105)	$(59,548)	$1,764,747

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

49      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 30, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(3,197,260)	$1,004,661	$2,192,599	$—	$—
Barclays Bank plc	(2,229,135)	1,507,230	721,905	—	—
BNP Paribas	(239,918)	36,823	130,826	—	(72,269)
Citibank NA	(125,335)	125,335	—	—	—
Deutsche Bank AG	(65,419)	65,419	—	—	—
Goldman Sachs Bank USA	(4,463,786)	1,650,418	2,813,368	—	—
Goldman Sachs Group, Inc. (The)	(105,141)	105,141	—	—	—
JPMorgan Chase Bank NA	(3,329,554)	1,976,507	—	—	(1,353,047)
Morgan Stanley Capital Services, Inc.	(1,988,662)	272,823	1,043,612	—	(672,227)
Royal Bank of Scotland plc (The)	(175,951)	175,951	—	—	—
Toronto Dominion Bank	(120,374)	120,374	—	—	—

	$(16,040,535)	$7,040,682	$6,902,310	$—	$(2,097,543)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of June 30, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$418,243	Swaps, at value	$53,315
Foreign exchange contracts	Swaps, at value	588,972
Interest rate contracts	Swaps, at value	1,792,037
Interest rate contracts			Centrally cleared swaps, at value	42,380
Interest rate contracts	Variation margin receivable	194,871*	Variation margin payable	841 *
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	7,278,524	Unrealized depreciation on foreign currency exchange contracts	14,102,102
Foreign exchange contracts			Options written, at value	149,495
Interest rate contracts			Options written, at value	28,280
Credit contracts			Swaptions written, at value	1,025,788
Interest rate contracts			Swaptions written, at value	681,555
Credit contracts	Investments, at value	27,309**
Foreign exchange contracts	Investments, at value	344,570**
Interest rate contracts	Investments, at value	353,427**

Total		$10,997,953		$16,083,756

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$(337,383)	$88,926	$—	$—	$—	$(586,760)	$(835,217)
Foreign exchange contracts	130,651	—	416,208	—	(4,209,920)	—	(3,663,061)
Interest rate contracts	(3,476,560)	818,469	—	6,308,973	—	(2,451,159)	1,199,723
Volatility contracts	(1,785,217)	—	538,800	—	—	—	(1,246,417)

Total	$(5,468,509)	$907,395	$955,008	$6,308,973	$(4,209,920)	$(3,037,919)	$(4,544,972)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Swaption contracts written	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currency transactions	Swap contracts	Total

Credit contracts	$55,372	$(61,851)	$—	$—	$—	$118,273	$111,794
Foreign exchange contracts	734,043	—	(119,817)	—	(3,615,945)	588,972	(2,412,747)
Interest rate contracts	(1,787,818)	1,319,720	171,802	3,141,197	—	1,253,536	4,098,437

Total	$(998,403)	$1,257,869	$51,985	$3,141,197	$(3,615,945)	$1,960,781	$1,797,484

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of June 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

51      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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55      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Sara J. Zervos, Ph.D. Vice President
Jack Brown, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2014

Oppenheimer

Equity Income Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Portfolio Manager: Michael S. Levine, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/30/14
Non-Service Shares	8.41%
Service Shares	8.27%

Average Annual Total Returns For the Periods Ended 6/30/14
	1-Year	5-Year	10-Year
Non-Service Shares	23.35%	18.00%	9.32%

	1-Year	5-Year	Since Inception (9/18/06)
Service Shares	23.00%	15.46%	5.44%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS
JPMorgan Chase & Co.	3.8%
Citigroup, Inc.	3.7
Apple, Inc.	3.5
Chevron Corp.	3.0
Ford Motor Co.	2.6
General Motors Co.	2.4
MetLife, Inc.	2.4
Kinder Morgan, Inc.	2.1
Microsoft Corp.	2.0
CenturyLink, Inc.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of common stocks.

2      OPPENHEIMER EQUITY INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 8.41% during the reporting period, outperforming the Russell 1000 Value Index (the “Index”), which returned 8.28%. The Fund’s outperformance relative to the Index stemmed from stronger relative stock selection in the consumer staples and telecommunication services sectors, along with an underweight position in the industrials sector. The Fund underperformed in the consumer discretionary sector due to less favorable stock selection and an overweight position. Weaker relative stock selection in the financials sector and an underweight position in the utilities sector also detracted from the Fund’s performance versus the Index. The Fund also outperformed the S&P 500 Index, which returned 7.14% during the reporting period.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Despite market volatility early in the reporting period and rising geopolitical risks in Ukraine and the Middle East, global equities generally rebounded and produced positive returns in the first half of 2014, thanks largely to a continued global economic recovery and stimulative monetary policies from central banks throughout the world. Markets were volatile to start the reporting period in January 2014 amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. However, equities rebounded later in the reporting period. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in April and May was positive, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

Against this backdrop, sustained low interest rates continued to boost demand for higher dividend yielding stocks as investors sought alternative sources of current income. As a result, utilities remained one of the top performing sectors. Oil prices spiked during the reporting period, reflecting increased tensions in the Middle East and concerns that output from the Iraqi oil fields would be curtailed. Not surprisingly, energy stocks responded by rallying strongly, making this sector another strong performer this period.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this reporting period included Apple, Inc., Teva Pharmaceutical Industries Ltd. and Halliburton Co. Apple performed well during the second half of 2013 due to excitement surrounding the introduction of two new iPhones as well as the addition of China Mobile as a distribution partner. Apple also rallied strongly in April 2014 after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. Teva Pharmaceuticals, a pharmaceutical manufacturer based in Israel, benefited from improving prospects for its branded multiple sclerosis drug, Copaxone. Most market participants had been expecting competition from generic drug manufacturers when Copaxone’s patent expired in May 2014. However, news during the reporting period made it increasingly clear that the Food and Drug Administration (“FDA”) was unlikely to approve any generics by the time the patent ran out. With Copaxone remaining exclusive past May, many analysts raised their earnings expectations for Teva, helping to drive share price gains. Halliburton is an oilfield services company that benefited from the strong performance of the energy sector, with oil prices rising amid heightened geopolitical tensions in the Middle East and Ukraine. As the fundamentals have improved for the North American companies Halliburton serves, it is anticipated that demand for Halliburton’s services can potentially will increase.

TOP INDIVIDUAL DETRACTORS

Top detractors from performance this reporting period included Citigroup Inc. and General Motors Co. (“GM”). Shares of Citigroup Inc., a global financial services company, performed poorly during the reporting period due, in part, to investor concerns about the bank’s exposure to emerging markets. Citi also got a negative surprise when the Fed rejected the firm’s capital plan. While Citi did pass the Fed’s stress tests, regulators expressed qualitative concerns about the firm’s internal controls, and thus halted plans to return additional capital to shareholders. Investors reacted unfavorably to this news, driving down Citi’s share price. At period end, we continued to like the risk/reward of Citigroup.

After a strong performance for most of 2013, consumer discretionary was one of the worst performing sectors of the Russell 1000 Value Index during the six-month reporting period. Auto stocks, such as GM, suffered early in 2014 as investors became concerned that the sales momentum from 2013 would not be sustained. Additionally, recently announced recalls have weighed on GM’s stock price as they hurt both the consumer’s perception of manufacturing quality and

3      OPPENHEIMER EQUITY INCOME FUND/VA

the company’s profitability. As of the reporting period’s end, we remain positive on the outlook for autos because we believe pent-up demand may continue to drive sales higher.

STRATEGY & OUTLOOK

The Fund aims to provide shareholders with long-term growth of capital and a competitive level of income. It invests primarily in the common stocks of large, dividend-paying companies, but may also own income-oriented investments such as preferred shares, convertible bonds and other types of fixed income securities. Through intensive fundamental research and the careful management of portfolio risks, the Fund aims to deliver strong returns compared to its peers.

We are optimistic about the market for the remainder of 2014. We believe the economy can continue to improve, driven by an ongoing recovery in the housing market, still low interest rates and better consumer balance sheets. In our view, corporate earnings should continue to grow in-line with an improving economy and dividends should increase in-line with earnings. We expect interest rates to grind higher during 2014, which should result in flat to negative returns for most fixed income asset classes and make equities look even more appealing. Wildcards remain, including the Middle East, Ukraine and Washington D.C., but overall our outlook for equities in 2014 remains positive at period end.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER EQUITY INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$1,000.00	$1,084.10	$4.09
Service shares	1,000.00	1,082.70	5.38

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.88	3.97
Service shares	1,000.00	1,019.64	5.22

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.79%
Service shares	1.04

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS    June 30, 2014    Unaudited

	Shares	Value

Common Stocks—86.6%

Consumer Discretionary—14.7%

Auto Components—2.2%

American Axle & Manufacturing Holdings, Inc.[1]	2,750	$51,947

Lear Corp.	2,325	207,669

		259,616

Automobiles—5.0%

Ford Motor Co.[2]	17,500	301,700

General Motors Co.	7,750	281,325

		583,025

Household Durables—1.4%

MDC Holdings, Inc.	3,950	119,646

Standard Pacific Corp.[1]	4,865	41,839

		161,485

Media—1.1%

Time Warner Cable, Inc.	825	121,523

Multiline Retail—2.1%

J.C. Penney Co., Inc.[1]	2,130	19,276

Kohl’s Corp.	1,900	100,092

Target Corp.	2,100	121,695

		241,063

Specialty Retail—2.9%

Best Buy Co., Inc.	5,825	180,633

Foot Locker, Inc.	2,500	126,800

Staples, Inc.	2,375	25,745

		333,178

Consumer Staples—4.1%

Beverages—0.9%

Molson Coors Brewing Co., Cl. B, Non-Vtg., Cl. B	500	37,080

PepsiCo, Inc.	725	64,772

		101,852

Food & Staples Retailing—1.4%

Kroger Co. (The)	1,750	86,502

Walgreen Co.	1,000	74,130

		160,632

Food Products—1.2%

Archer-Daniels-Midland Co.	1,350	59,548

ConAgra Foods, Inc.	1,150	34,132

Pinnacle Foods, Inc.	1,600	52,640

		146,320

Tobacco—0.6%

Philip Morris International, Inc.	850	71,664

Energy—11.8%

Energy Equipment & Services—2.1%

Ensco plc, Cl. A	2,250	125,032

Halliburton Co.	1,675	118,942

		243,974

Oil, Gas & Consumable Fuels—9.7%

Apache Corp.	1,200	120,744

BP plc, Sponsored ADR	3,135	165,371

Chevron Corp.	2,700	352,485

Kinder Morgan, Inc.	6,550	237,503

Marathon Oil Corp.	525	20,958

Royal Dutch Shell plc, Cl. A, ADR	1,475	121,496

Williams Cos., Inc. (The)	1,700	98,957

		1,117,514

Financials—23.7%

Capital Markets—4.3%

Credit Suisse Group AG, Sponsored ADR[1]	2,025	57,449

Goldman Sachs Group, Inc. (The)	900	150,696

KKR & Co. LP	4,100	99,753

	Shares	Value

Capital Markets (Continued)

Morgan Stanley	4,200	$135,786

State Street Corp.	725	48,764

		492,448

Commercial Banks—8.9%

Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	1,875	23,944

Bank of America Corp.	2,750	42,267

CIT Group, Inc.	1,400	64,064

Citigroup, Inc.	9,175	432,142

JPMorgan Chase & Co.	7,750	446,555

M&T Bank Corp.	50	6,203

Wells Fargo & Co.	375	19,710

		1,034,885

Insurance—6.1%

American International Group, Inc.	750	40,935

Assured Guaranty Ltd.	9,175	224,787

Everest Re Group Ltd.	375	60,184

MBIA, Inc.[1]	1,350	14,904

MetLife, Inc.	5,000	277,800

XL Group plc, Cl. A	2,750	90,008

		708,618

Real Estate Investment Trusts (REITs)—4.4%

Apollo Commercial Real Estate Finance, Inc.	4,000	65,960

Ashford Hospitality Trust, Inc.	4,250	49,045

Blackstone Mortgage Trust, Inc., Cl. A	300	8,700

Colony Financial, Inc.	5,000	116,100

CYS Investments, Inc.	1,875	16,912

Digital Realty Trust, Inc.	1,075	62,694

Rayonier, Inc.	625	22,219

Starwood Property Trust, Inc.	5,000	118,850

Two Harbors Investment Corp.	5,225	54,758

		515,238

Health Care—7.2%

Health Care Equipment & Supplies—0.9%

Baxter International, Inc.	775	56,032

Medtronic, Inc.	825	52,602

		108,634

Health Care Providers & Services—1.0%

UnitedHealth Group, Inc.	1,350	110,363

Pharmaceuticals—5.3%

AbbVie, Inc.	150	8,466

GlaxoSmithKline plc, Sponsored ADR	1,275	68,187

Merck & Co., Inc.	3,550	205,367

Pfizer, Inc.[2]	6,450	191,436

Roche Holding AG, Sponsored ADR	200	7,460

Teva Pharmaceutical Industries Ltd., Sponsored ADR	2,500	131,050

		611,966

Industrials—3.9%

Aerospace & Defense—0.8%

General Dynamics Corp.	500	58,275

Textron, Inc.	1,000	38,290

		96,565

Commercial Services & Supplies—0.8%

R.R. Donnelley & Sons Co.	5,375	91,160

Electrical Equipment—0.3%

General Cable Corp.	1,325	34,000

Industrial Conglomerates—0.9%

General Electric Co.[2]	4,250	111,690

Machinery—0.5%

Navistar International Corp.[1]	1,500	56,220

6      OPPENHEIMER EQUITY INCOME FUND/VA

	Shares	Value

Marine—0.3%

Costamare, Inc.	1,350	$31,482

Road & Rail—0.3%

CSX Corp.	1,000	30,810

Information Technology—7.6%

Communications Equipment—1.3%

Cisco Systems, Inc.	3,000	74,550

QUALCOMM, Inc.	1,000	79,200

		153,750

Semiconductors & Semiconductor Equipment—0.5%

Intel Corp.	1,750	54,075

Software—2.0%

Microsoft Corp.	5,500	229,350

Technology Hardware, Storage & Peripherals—3.8%

Apple, Inc.	4,340	403,316

EMC Corp.	600	15,804

Seagate Technology plc	325	18,467

		437,587

Materials—5.5%

Chemicals—1.8%

Celanese Corp., Series A	925	59,459

LyondellBasell Industries NV, Cl. A	750	73,238

Mosaic Co. (The)	825	40,796

Potash Corp. of Saskatchewan, Inc.	750	28,470

Rayonier Advanced Materials[1]	208	8,060

		210,023

Metals & Mining—1.2%

Allegheny Technologies, Inc.	1,500	67,650

Freeport-McMoRan Copper & Gold, Inc.	2,000	73,000

		140,650

Paper & Forest Products—2.5%

Domtar Corp.	2,300	98,555

International Paper Co.	2,575	129,960

Louisiana-Pacific Corp.[1]	4,150	62,333

		290,848

Telecommunication Services—5.6%

Diversified Telecommunication Services—5.6%

AT&T, Inc.	3,125	110,500

CenturyLink, Inc.	6,225	225,345

Consolidated Communications Holdings, Inc.	1,675	37,252

Verizon Communications, Inc.	2,300	112,539

Windstream Holdings, Inc.	16,750	166,830

		652,466

Utilities—2.5%

Electric Utilities—2.5%

American Electric Power Co., Inc.	1,325	73,895

Edison International	1,325	76,996

FirstEnergy Corp.	2,000	69,440

PPL Corp.	1,750	62,178

Southern Co. (The)	250	11,344

		293,853

Total Common Stocks (Cost $8,578,894)		10,038,527

Preferred Stocks—2.5%

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	1,000	25,210

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	1,300	31,993

Beazer Homes USA, Inc., 7.50% Cv.	2,725	87,718

Continental Airlines Finance Trust II, 6% Cv., Non-Vtg.	761	37,883

Dominion Resources, Inc., 6.375% Cv.[1]	200	10,525

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	875	56,223

Post Holdings, Inc., 2.50% Cv.[3]	100	10,194

	Shares	Value

Preferred Stocks (Continued)

Post Holdings, Inc., 3.75% Cv.[3]	100	$11,920

Post Holdings, Inc., 5.25% Cv.[1]	200	21,056

Total Preferred Stocks (Cost $272,922)		292,722

	Principal Amount

Non-Convertible Corporate Bonds and Notes—0.9%

J.C. Penney Co., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	$30,000	26,400

MBIA Insurance Corp., 11.486% Sub. Nts., 1/15/33[3,4]	65,000	51,187

NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	87,500	25,594

Total Non-Convertible Corporate Bonds and Notes (Cost $131,583)		103,181

Convertible Corporate Bonds and Notes—8.2%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	100,000	99,375

iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	50,000	70,969

Liberty Interactive LLC, 0.75% Cv. Sr. Unsec. Nts., 3/30/43	35,000	47,075

MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	45,000	52,650
9.00% Cv. Jr. Sub. Nts., 4/1/63[3]	150,000	193,594

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	55,000	71,122

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18[3]	85,000	88,134
4.75% Cv. Sr. Sub. Nts., 4/15/19[3]	23,000	24,653

Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	90,000	68,006

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19[2]	60,000	90,225

Starwood Property Trust, Inc., 4% Cv. Sr. Unsec. Nts., 1/15/19	15,000	17,241

United Airlines, Inc., 4.50% Cv. Sr. Unsec. Nts., 1/15/15	55,000	120,828

Total Convertible Corporate Bonds and Notes (Cost $829,703)		943,872

	Shares

Structured Securities—2.0%

Bank of America Corp., American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 11/3/14[3]	1,150	21,639

Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 11/19/14[3]	1,098	10,333

Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 12/3/14	40	25,706

Credit Suisse AG (New York Branch), J.C. Penney Co., Inc. Equity Linked Nts., 11/21/14	2,650	25,358

Credit Suisse AG (New York Branch), Standard Pacific Corp. Equity Linked Nts., 11/7/14	1,269	10,844

Deutsche Bank AG (London Branch), J.C. Penney Co., Inc. Equity Linked Nts., 12/24/14	1,738	15,459

Goldman Sachs Group, Inc. (The), Apple, Inc. Equity Linked Nts., 12/5/14[3]	55	35,441

Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Linked Nts., 1/2/15[3]	1,266	14,185

JPMorgan Chase & Co., Navistar International Corp. Equity Linked Nts., 11/25/14[3]	398	15,107

Merrill Lynch International & Co. CV Curacao, Standard Pacific Corp. Equity Linked Nts., 11/12/14	1,316	11,064

Merrill Lynch International & Co. CV, Apple, Inc. Equity Linked Nts., 12/9/14	39	25,358

Morgan Stanley, Rite Aid Corp. Performance Equity Linked Redemption Quarterly-pay Securities, 12/15/14[3]	3,234	23,106

Total Structured Securities (Cost $228,533)		233,600

7      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value

Investment Company—0.4%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[6,7] (Cost $48,832)	48,832	$48,832

		Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.0%

Baxter International, Inc. Put[1]	USD	67.500	8/16/14	USD	10	510

Exxon Mobil Corp. Put[1]	USD	90.000	8/16/14	USD	10	250

Marathon Oil Corp. Put[1]	USD	36.000	7/19/14	USD	10	55

United Continental Holdings, Inc. Put[1]	USD	36.000	7/19/14	USD	10	210

Walgreen Co. Put[1]	USD	65.000	7/19/14	USD	10	20

Total Exchange-Traded Options Purchased (Cost $1,163)						1,045

Total Investments, at Value (Cost $10,091,630)					100.6%	11,661,779

Net Other Assets (Liabilities)					(0.6)	(69,760)

Net Assets					100.0%	$11,592,019

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $122,360. See Note 6 of the accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $499,493 or 4.31% of the Fund’s net assets as of June 30, 2014.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2013	Additions	Reductions	June 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	59,001	1,023,421	1,033,590	48,832

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$48,832	$18

7. Rate shown is the 7-day yield as of June 30, 2014.

Exchange-Traded Options Written at June 30, 2014
Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

Allegheny Technologies, Inc. Call	USD	42.500	7/19/14	USD	(5)	$540	$(1,400)

AT&T, Inc. Call	USD	37.000	7/19/14	USD	(10)	588	(10)

Baxter International, Inc. Put	USD	72.500	8/16/14	USD	(5)	808	(960)

Exxon Mobil Corp. Put	USD	97.500	8/16/14	USD	(5)	560	(610)

J.C. Penney Co., Inc. Put	USD	9.000	8/16/14	USD	(55)	12,152	(3,025)

J.C. Penney Co., Inc. Put	USD	9.000	7/19/14	USD	(5)	221	(135)

Louisiana-Pacific Corp. Put	USD	14.000	7/19/14	USD	(5)	320	(60)

Marathon Oil Corp. Put	USD	40.000	7/19/14	USD	(5)	323	(390)

MBIA, Inc. Put	USD	11.000	8/16/14	USD	(5)	215	(310)

MDC Holdings, Inc. Put	USD	29.000	7/19/14	USD	(5)	515	(100)

Pfizer, Inc. Put	USD	29.000	7/19/14	USD	(5)	206	(40)

Rite Aid Corp. Put	USD	7.000	7/19/14	USD	(5)	95	(75)

United Continental Holdings, Inc. Put	USD	40.000	7/19/14	USD	(5)	415	(540)

Walgreen Co. Put	USD	70.000	7/19/14	USD	(5)	396	(120)

Total of Exchange-Traded Options Written						$17,354	$(7,775)

See accompanying Notes to Financial Statements.

8      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES    June 30, 2014    Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $10,042,798)	$11,612,947
Affiliated companies (cost $48,832)	48,832

11,661,779

Cash	5,954

Receivables and other assets:
Investments sold	60,077
Dividends	31,697
Shares of beneficial interest sold	2,057
Other	11,203

Total assets	11,772,767

Liabilities
Options written, at value (premiums received $17,354)	7,775

Payables and other liabilities:
Shares of beneficial interest redeemed	72,414
Investments purchased	71,649
Shareholder communications	9,933
Trustees’ compensation	9,710
Distribution and service plan fees	2,317
Other	6,950

Total liabilities	180,748

Net Assets	$11,592,019

Composition of Net Assets
Par value of shares of beneficial interest	$825

Additional paid-in capital	9,519,154

Accumulated net investment income	84,606

Accumulated net realized gain on investments	407,706

Net unrealized appreciation on investments	1,579,728

Net Assets	$11,592,019

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $278,475 and 23,590 shares of beneficial interest outstanding)	$11.80

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,313,544 and 801,733 shares of beneficial interest outstanding)	$14.11

See accompanying Notes to Financial Statements.

9      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF OPERATIONS    For the Six Months Ended June 30, 2014    Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,121)	$160,472
Affiliated companies	18

Total investment income	160,490

Expenses
Management fees	41,148

Distribution and service plan fees - Service shares	13,418

Transfer and shareholder servicing agent fees:
Non-Service shares	119
Service shares	5,367

Shareholder communications:
Non-Service shares	142
Service shares	6,562

Custodian fees and expenses	707

Trustees’ compensation	4,885

Legal, auditing and other professional fees	17,717

Other	3,091

Total expenses	93,156
Less waivers and reimbursements of expenses	(35,841)

Net expenses	57,315

Net Investment Income	103,175

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies (including premiums on options exercised)	456,564
Closing and expiration of option contracts written	31,952

Net realized gain	488,516

Net change in unrealized appreciation/depreciation on:
Investments	308,826
Option contracts written	4,851

Net change in unrealized appreciation/depreciation	313,677

Net Increase in Net Assets Resulting from Operations	$905,368

See accompanying Notes to Financial Statements.

10      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$103,175	$155,694

Net realized gain	488,516	1,528,329

Net change in unrealized appreciation/depreciation	313,677	491,763

Net increase in net assets resulting from operations	905,368	2,175,786

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,861)	(2,605)
Service shares	(162,231)	(91,168)

	(167,092)	(93,773)

Distributions from net realized gain:
Non-Service shares	(12,986)	—
Service shares	(451,817)	—

	(464,803)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	48,350	26,808
Service shares	181,467	1,928,572

	229,817	1,955,380

Net Assets
Total increase	503,290	4,037,393

Beginning of period	11,088,729	7,051,336

End of period (including accumulated net investment income of $84,606 and $148,523, respectively)	$11,592,019	$11,088,729

See accompanying Notes to Financial Statements.

11      OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$11.64	$9.15	$8.00	$8.49	$7.22	$4.99

Income (loss) from investment operations:
Net investment income[2]	0.12	0.21	0.16	0.15	0.11	0.11
Net realized and unrealized gain (loss)	0.85	2.42	1.11	(0.56)	1.24	2.14

Total from investment operations	0.97	2.63	1.27	(0.41)	1.35	2.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.14)	(0.12)	(0.08)	(0.08)	(0.02)
Distributions from net realized gain	(0.59)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.81)	(0.14)	(0.12)	(0.08)	(0.08)	(0.02)

Net asset value, end of period	$11.80	$11.64	$9.15	$8.00	$8.49	$7.22

Total Return, at Net Asset Value[3]	8.41%	28.93%	16.08%	(4.93)%	18.85%	45.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$278	$227	$154	$104	$92	$38

Average net assets (in thousands)	$242	$195	$132	$101	$57	$20

Ratios to average net assets:[4]
Net investment income	2.11%	2.00%	1.82%	1.78%	1.46%	1.75%
Total expenses[5]	1.44%	1.64%	1.75%	1.83%	2.05%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.80%	0.80%	0.80%	0.57%	0.85%

Portfolio turnover rate	21%	159%	87%	86%	109%	122%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.44%
Year Ended December 31, 2013	1.64%
Year Ended December 31, 2012	1.75%
Year Ended December 30, 2011	1.83%
Year Ended December 31, 2010	2.05%
Year Ended December 31, 2009	2.31%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS    Continued

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$13.78	$10.83	$9.69	$10.23	$8.99	$6.79

Income (loss) from investment operations:
Net investment income[2]	0.13	0.22	0.13	0.11	0.08	0.09
Net realized and unrealized gain (loss)	1.00	2.87	1.13	(0.56)	1.24	2.12

Total from investment operations	1.13	3.09	1.26	(0.45)	1.32	2.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.14)	(0.12)	(0.09)	(0.08)	(0.01)
Distributions from net realized gain	(0.59)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.80)	(0.14)	(0.12)	(0.09)	(0.08)	(0.01)

Net asset value, end of period	$14.11	$13.78	$10.83	$9.69	$10.23	$8.99

Total Return, at Net Asset Value[3]	8.27%	28.70%	13.09%	(4.48)%	14.81%	32.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,314	$10,862	$6,897	$6,885	$7,311	$7,505

Average net assets (in thousands)	$10,883	$8,549	$7,095	$7,449	$7,008	$5,501

Ratios to average net assets:[4]
Net investment income	1.86%	1.78%	1.26%	1.08%	0.85%	1.10%
Total expenses[5]	1.69%	1.89%	1.93%	1.90%	2.08%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.05%	1.04%	1.05%	0.93%	1.15%

Portfolio turnover rate	21%	159%	87%	86%	109%	122%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.69%
Year Ended December 31, 2013	1.89%
Year Ended December 31, 2012	1.93%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	2.08%
Year Ended December 31, 2009	2.18%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS     June 30, 2014       Unaudited

1. Significant Accounting Policies

Oppenheimer Equity Income Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2014 is as follows:

Cost	$48,696
Market value	$51,187
Market value as % of Net Assets	0.44%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2013, the Fund utilized $973,499 capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax

14      OPPENHEIMER EQUITY INCOME FUND/VA

1. Significant Accounting Policies (Continued)

appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,163,119
Federal tax cost of other investments	(17,353)

Total federal tax cost	$10,145,766

Gross unrealized appreciation	$1,616,897
Gross unrealized depreciation	(108,659)

Net unrealized appreciation	$1,508,238

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

15      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

16      OPPENHEIMER EQUITY INCOME FUND/VA

2. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,699,890	$—	$—	$1,699,890
Consumer Staples	480,468	—	—	480,468
Energy	1,361,488	—	—	1,361,488
Financials	2,751,189	—	—	2,751,189
Health Care	830,963	—	—	830,963
Industrials	451,927	—	—	451,927
Information Technology	874,762	—	—	874,762
Materials	641,521	—	—	641,521
Telecommunication Services	652,466	—	—	652,466
Utilities	293,853	—	—	293,853
Preferred Stocks	176,502	116,220	—	292,722
Non-Convertible Corporate Bonds and Notes	—	103,181	—	103,181
Convertible Corporate Bonds and Notes	—	943,872	—	943,872
Structured Securities	—	233,600	—	233,600
Exchange-Traded Options Purchased	1,045	—	—	1,045
Investment Company	48,832	—	—	48,832

Total Assets	$10,264,906	$1,396,873	$—	$11,661,779

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(7,775)	$—	$(7,775)

Total Liabilities	$—	$(7,775)	$—	$(7,775)

Foreign currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	3,736	$44,466	4,307	$45,267
Dividends and/or distributions reinvested	1,525	17,847	247	2,605
Redeemed	(1,190)	(13,963)	(1,926)	(21,064)

Net increase	4,071	$48,350	2,628	$26,808

Service Shares
Sold	25,314	$352,155	274,115	$3,450,352
Dividends and/or distributions reinvested	43,892	614,048	7,299	91,168
Redeemed	(55,840)	(784,736)	(129,769)	(1,612,948)

Net increase	13,366	$181,467	151,645	$1,928,572

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$2,318,616	$2,529,033

17      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $776 and $35,042 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $23 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permits the Fund to purchase investment securities, they also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

18      OPPENHEIMER EQUITY INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $340 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $2,501 and $6,937 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended June 30, 2014 was as follows:

19      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2013	25	$2,744	85	$6,599
Options written	281	20,864	397	44,779
Options closed or expired	(217)	(15,730)	(195)	(16,222)
Options exercised	(74)	(6,750)	(177)	(18,930)

Options outstanding as of June 30, 2014	15	$1,128	110	$16,226

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 30, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity contracts	Investments, at value	$1,045*	Options written, at value	$7,775

*Amounts relate to purchased option contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of option contracts written	Total

Equity contracts	$(4,458)	$31,952	$27,494

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

20      OPPENHEIMER EQUITY INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total

Equity contracts	$(118)	$4,851	$4,733

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

21      OPPENHEIMER EQUITY INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22      OPPENHEIMER EQUITY INCOME FUND/VA

THIS PAGE INTENTIONALLY LEFT BLANK.

23      OPPENHEIMER EQUITY INCOME FUND/VA

OPPENHEIMER EQUITY INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Michael S. Levine, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2014
Oppenheimer Diversified Alternatives Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Managers: Mark Hamilton; David Wharmby, CFA;

Brian Watson, CFA; Benjamin Rockmuller, CFA; and Dokyoung Lee1

Cumulative Total Returns For the Periods Ended 6/30/14
	Since Inception (11/14/13)	6-Month
Non-Service Shares	8.03%	8.78%
Service Shares	7.99%	8.77%

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. Benjamin Rockmuller and Dokyoung Lee became Portfolio Managers in April 2014.

TOP TEN COMMON STOCK HOLDINGS

Energy Transfer Equity LP	1.0%
Enterprise Products Partners LP	0.8
Plains All American Pipeline LP	0.7
Regency Energy Partners LP	0.7
Sunoco Logistics Partners LP	0.6
Simon Property Group, Inc.	0.6
Magellan Midstream Partners LP	0.6
TC PipeLines LP	0.5
EQT Midstream Partners LP	0.5
Mitsui Fudosan Co. Ltd.	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of common stocks.

2    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Fund Performance Discussion

During the six-month reporting period ended June 30, 2014, the Fund’s Non-Service shares produced a return of 8.78%. In comparison, the Barclays U.S. Aggregate Bond Index returned 3.93% during the same period. The Fund’s outperformance occurred in a period when several of the alternative asset classes the Fund invests in outperformed the broader fixed income markets.

MARKET OVERVIEW

The global economy in general started 2014 with continued slow and steady growth throughout the developed world. However, the U.S. economy weakened in the first quarter due in part to cold weather effects across much of the country. The yield on the 10-Year U.S. Treasury fell in the first quarter, and the U.S. dollar remained somewhat weak, falling against 10 out of 16 currencies of the largest U.S. trading partners. Growth in the Eurozone remained anemic, and the outlook for China softened a bit on the back of weaker economic data. These developments resulted in heightened volatility across multiple asset classes to begin the year.

Economic data in the U.S. generally strengthened over the second half of the reporting period. The unemployment rate fell to 6.3% from 6.7%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. In June, the Federal Reserve (the “Fed”) also stated it would continue with its tapering strategy and reaffirmed its intention to keep short-term interest rates near zero. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008. Over the second half of the reporting period, the Eurozone continued to struggle with very low inflation and weak bank lending. In response, the European Central Bank (the “ECB”) announced numerous measures designed to bolster the markets. They included a benchmark interest rate cut and the introduction of a negative deposit rate to encourage banks to lend, among other measures. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In Japan, the Bank of Japan (the “BoJ”) also maintained highly accommodative monetary policies.

Against this backdrop, global equities generally rallied through the end of the reporting period. However, several emerging market countries continued to face the triple threat of inflation, slowing growth and foreign capital flight, and resorted to hiking interest rates in an effort to address economic problems at home. Under circumstances where many central banks around the world are maintaining highly accommodative monetary policies, interest rates are close to zero and policymakers face budget deficits and unfunded entitlements far into the future, we believe a diversified approach to portfolio construction can help investors manage a host of macroeconomic risks that haven’t gone away.

FUND REVIEW

During the reporting period, the Fund’s allocation to gold and precious metals equities benefited performance. After falling sharply in 2013, gold prices rose during the reporting period. This, combined with falling real interest rates, turmoil in the Middle East and elsewhere, and a renewed focus on geopolitical risks, helped support both gold and the gold mining equities. Top performing stocks for the Fund included Royal Gold, Inc., Randgold Resources Ltd. and Franco-Nevada Corp.

The Fund’s exposure to master limited partnership (“MLPs”) also contributed to performance as MLPs rallied during the second half of the reporting period. A top performing holding in this area included Energy Transfer Equity LP, which benefited from acquisition activity at Regency Energy Partners LP and Energy Transfer Partners LP, two of the partnership’s operating affiliates. We believe investor interest in distributions remains strong in a low-yield world, and MLPs are positioned to benefit from the infrastructure build-out necessary to bring both shale oil and gas to market.

In addition, the Fund’s allocation to global real estate contributed positively to performance. We have a procyclical tilt to the portfolio, which we believe can perform well if global growth improves during the rest of 2014. Many investors remain interested in attractive yields, and we believe the combination of an improving global economy, falling unemployment, growing demand for commercial real estate, tight supply and accommodative monetary policies should be positive for the asset class.

The primary detractor from performance this reporting period was the Fund’s exposure to commodities, which we source through commodity futures, options, swaps and structured notes as well as U.S. Government and other fixed income securities. Our term structure strategies, where we select which parts of the futures curves to invest in, were the largest detractors. Simply put, weather was extreme in North America this winter, with the West and Southwest of the U.S. suffering record heat while near record cold gripped much of the rest of the country. The impact weather had on curve dynamics was apparent in our performance during the first quarter of 2014. The front of the curve outperformed deferred contracts in energy, agriculture, and livestock commodities. Our

3    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

strategies, which are designed to be less volatile and collect the more stable roll yield of these deferred contracts, detracted from performance in the bullish environment driven by weather and investment flows.

More broadly, early in the reporting period we adjusted the Fund’s allocations in an effort to improve diversification, lower volatility and reduce both equity and interest rate sensitivity. These adjustments included reducing exposure to real estate, MLPs, and gold miners while increasing exposure to senior bank loans, event linked bonds and alpha alternatives.

STRATEGY & OUTLOOK

In our view, the key macro factors that help drive performance of the alternative asset classes in which we invest remain in place, including accommodative monetary policies in the U.S. and around the world, competitive currency debasement, near zero interest rates and geopolitical turmoil. At the same time, valuations for these asset classes are mixed. The strong bull market in U.S. equities over the last five years has given way to more measured returns year to date, intermittent spikes in volatility and a more challenging market environment. We believe a dominant investment theme in 2013 was concentrating risk as greater exposure to equities, higher beta securities and smaller market capitalization companies generally led to better performance. For the rest of 2014, we believe that diversifying risk, controlling volatility and managing the downside will be the winning strategy. Because the Fund is comprised of a number of different alternative asset classes, with their diversifying properties as well as their potential for generating attractive total returns, we believe it can play an important role in investors’ portfolios.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$1,000.00	$1,087.80	$5.81
Service shares	1,000.00	1,087.70	7.22

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,019.24	5.62
Service shares	1,000.00	1,017.90	6.98

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	1.12%
Service shares	1.39

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    June 30, 2014        Unaudited

	Shares	Value
Common Stocks—26.1%
Consumer Discretionary—0.1%
Hotels, Restaurants & Leisure—0.1%
PokerTek, Inc.[1]	52,807	$69,705

Media—0.0%
mktg, inc.[1]	25,645	67,446

Specialty Retail—0.0%
Hastings Entertainment, Inc.[1]	8,471	24,990

Energy—10.8%
Energy Equipment & Services—0.5%
Seadrill Partners LLC	15,796	523,795

Oil, Gas & Consumable Fuels—10.3%
Access Midstream Partners LP	5,635	358,104
Buckeye Partners LP	5,645	468,874
DCP Midstream Partners LP2	8,955	510,435
Energy Transfer Equity LP2	18,770	1,106,304
Enterprise Products Partners LP	12,575	984,497
EQT Midstream Partners LP	5,780	559,157
Genesis Energy LP	7,595	425,624
Holly Energy Partners LP2	8,875	305,211
Magellan Midstream Partners LP	7,860	660,555
MarkWest Energy Partners LP	6,995	500,702
NGL Energy Partners LP2	8,395	363,839
NuStar Energy LP	1,635	101,386
NuStar GP Holdings LLC	4,250	166,218
ONEOK Partners LP	6,160	360,976
ONEOK, Inc.	4,690	319,295
Plains All American Pipeline LP	14,085	845,804
Regency Energy Partners LP2	25,565	823,449
Spectra Energy Partners LP	5,335	284,622
Summit Midstream Partners LP	3,125	158,906
Sunoco Logistics Partners LP	15,210	716,543
Targa Resources Partners LP	5,770	414,978
TC PipeLines LP	10,990	567,743
Tesoro Logistics LP	3,550	260,570
TransMontaigne Partners LP	4,590	200,813
Western Gas Partners LP	2,870	219,498
Williams Partners LP	7,245	393,331
		12,077,434

Financials—9.3%
Capital Markets—0.0%
Goldman Sachs Group, Inc. (The)	196	32,818

Commercial Banks—0.1%
Centrix Bank & Trust[1]	855	34,756
First Mountain Bank[1]	7,860	68,382
		103,138

Insurance—0.1%
Protective Life Corp.	1,007	69,815

Real Estate Investment Trusts (REITs)—7.0%
Acadia Realty Trust	5,750	161,517
Alexandria Real Estate Equities, Inc.	960	74,534
Alstria Office REIT AG	9,574	126,798
American Campus Communities, Inc.	5,970	228,293
Ascendas Real Estate Investment Trust	62,000	114,394
AvalonBay Communities, Inc.	741	105,363
Boston Properties, Inc.	1,720	203,269
British Land Co. plc	4,130	49,611
Canadian Real Estate Investment Trust	1,706	73,529
CapitaMall Trust	52,000	82,390
Charter Hall Retail REIT	22,300	81,618
Chesapeake Lodging Trust	7,830	236,701
Corio NV	1,371	70,032
Cousins Properties, Inc.	6,660	82,917
CubeSmart	8,680	159,018

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Derwent London plc	3,060	$140,122
Douglas Emmett, Inc.	5,020	141,664
Education Realty Trust, Inc.	16,850	180,969
Equity Residential	2,090	131,670
Essex Property Trust, Inc.	1,430	264,421
Eurocommercial Properties NV	1,787	88,111
Extra Space Storage, Inc.	5,370	285,952
FelCor Lodging Trust, Inc.	12,210	128,327
First Industrial Realty Trust, Inc.	4,540	85,534
General Growth Properties, Inc.	8,060	189,894
Glimcher Realty Trust	5,990	64,872
GLP J-Reit	117	131,039
GPT Group (The)	31,000	112,278
Great Portland Estates plc	13,380	147,994
Hammerson plc	13,580	134,672
Highwoods Properties, Inc.	4,340	182,063
Host Hotels & Resorts, Inc.	12,552	276,269
Hudson Pacific Properties, Inc.	7,810	197,905
Industrial & Infrastructure Fund Investment Corp.	7	62,685
Kilroy Realty Corp.	1,910	118,955
Kimco Realty Corp.	2,940	67,561
Kite Realty Group Trust	16,940	104,012
Klepierre	2,230	113,642
Land Securities Group plc	9,500	168,252
LaSalle Hotel Properties	3,810	134,455
Link REIT (The)	12,500	67,257
Mirvac Group	57,131	96,205
Morguard Real Estate Investment Trust	3,650	60,751
Prologis, Inc.	2,530	103,958
Ramco-Gershenson Properties Trust	6,140	102,047
Regency Centers Corp.	2,990	166,483
Sabra Health Care REIT, Inc.	2,130	61,152
Scentre Group[1]	30,153	90,985
Simon Property Group, Inc.	4,160	691,725
STAG Industrial, Inc.	3,345	80,313
Stockland	28,400	103,944
Tanger Factory Outlet Centers, Inc.	3,160	110,505
UDR, Inc.	5,349	153,142
Unibail-Rodamco SE	1,350	392,322
Vastned Retail NV	1,192	60,702
Vornado Realty Trust	1,720	183,576
Washington Prime Group, Inc.[1]	2,080	38,979
Westfield Corp.	24,200	163,254
		8,230,602

Real Estate Management & Development—2.0%
CapitaLand Ltd.	60,000	153,989
China Overseas Land & Investment Ltd.	32,000	77,619
China Resources Land Ltd.	38,000	69,704
Daiwa House Industry Co. Ltd.	6,000	124,595
Global Logistic Properties Ltd.	29,000	62,799
Hang Lung Properties Ltd.	38,000	117,205
Helical Bar plc	10,940	65,532
Hufvudstaden AB, Cl. A	5,302	74,366
Keppel Land Ltd.	27,000	73,214
Mitsubishi Estate Co. Ltd.	7,100	175,661
Mitsui Fudosan Co. Ltd.	16,000	541,067
Sino Land Co. Ltd.	74,000	121,592
St. Modwen Properties plc	10,290	63,279
Sumitomo Realty & Development Co. Ltd.	6,400	275,379
Sun Hung Kai Properties Ltd.	13,000	178,512
Unite Group plc (The)	8,670	58,411
Wharf Holdings Ltd.	24,000	173,524
		2,406,448

Thrifts & Mortgage Finance—0.1%
SP Bancorp, Inc.[1]	2,390	68,952

6    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

	Shares	Value
Health Care—0.3%
Biotechnology—0.1%
Chelsea Therapeutics, Inc.[1]	10,531	$—
Idenix Pharmaceuticals, Inc.[1]	2,907	70,059
		70,059

Health Care Equipment & Supplies—0.1%
Medical Action Industries, Inc.[1]	5,203	71,437

Health Care Providers & Services—0.1%
Capital Senior Living Corp.[1]	2,860	68,182
Chindex International, Inc.[1]	1,778	42,121
Gentiva Health Services, Inc.[1]	742	11,175
		121,478

Life Sciences Tools & Services—0.0%
Furiex Pharmaceuticals, Inc.[1]	636	67,530

Pharmaceuticals—0.0%
Teva Pharmaceutical Industries Ltd.[1]	10	—

Information Technology—0.3%
Electronic Equipment, Instruments, & Components—0.1%
Aeroflex Holding Corp.[1]	6,732	70,686

Semiconductors & Semiconductor Equipment—0.1%
Hittite Microwave Corp.	912	71,091
PLX Technology, Inc.[1]	11,060	71,558
		142,649

Software—0.1%
MICROS Systems, Inc.[1]	1,055	71,634

Materials—5.1%
Chemicals—0.0%
PetroLogistics LP	4,924	70,709

Metals & Mining—5.1%
Agnico Eagle Mines Ltd.	5,800	222,140
Alamos Gold, Inc.	13,182	133,348
Allied Nevada Gold Corp.[1]	2,720	10,227
AngloGold Ashanti Ltd., Sponsored ADR[1]	1,692	29,119
Argonaut Gold, Inc.[1]	17,171	71,127
Asanko Gold, Inc.[1]	1,714	4,465
AuRico Gold, Inc.	13,970	59,512
B2Gold Corp.[1]	79,083	230,559
Barrick Gold Corp.	220	4,026
Beadell Resources Ltd.[1]	60,400	35,325
Centamin plc[1]	12,373	13,544
Centerra Gold, Inc.	21,307	134,386
Continental Gold Ltd.[1]	13,770	45,167
Detour Gold Corp.[1]	12,573	172,031
Dominion Diamond Corp.[1]	1,070	15,461
Duluth Metals Ltd.[1]	15,101	8,350
Eldorado Gold Corp.[3]	28,698	219,461
Eldorado Gold Corp.[3]	18,980	145,007
First Majestic Silver Corp.[1]	7,831	84,618
First Quantum Minerals Ltd.	3,010	64,372
Franco-Nevada Corp.	6,410	367,549
Freeport-McMoRan Copper & Gold, Inc.	80	2,920
Fresnillo plc	11,410	170,118
Gold Standard Ventures Corp.[1]	8,440	6,668
Goldcorp, Inc.	11,640	324,872
IAMGOLD Corp.	32,920	135,630
Ivanhoe Mines Ltd., Cl. A1	24,841	31,661
Ivanhoe Mines Ltd., Legend Shares, Cl. A1	8,660	11,038
Kinross Gold Corp.[1]	18,440	76,342
Klondex Mines Ltd.[1]	13,979	26,201
Koza Altin Isletmeleri AS	9,131	104,309
Lake Shore Gold Corp.[1]	73,516	66,830
Lundin Mining Corp.[1]	6,483	35,664

		Shares	Value
Metals & Mining (Continued)
MAG Silver Corp.[1]		5,699	$53,890
McEwen Mining, Inc.[1]		8,050	23,184
Nevsun Resources Ltd.		29,890	112,087
New Gold, Inc.[1,3]		28,698	182,077
New Gold, Inc.[1,3]		20,710	131,923
Newcrest Mining Ltd.[1]		5,900	59,676
Newmont Mining Corp.		1,220	31,037
Northern Star Resources Ltd.		24,500	29,643
Novagold Resources, Inc.[1]		9,830	41,384
OceanaGold Corp.[1]		12,784	39,656
Orocobre Ltd.[1]		4,200	8,956
Osisko Gold Royalties Ltd.[1]		2,431	36,565
Pan American Silver Corp.		3,460	53,111
Papillon Resources Ltd.[1]		8,400	15,363
Polymetal International plc		9,140	90,370
Pretium Resources, Inc.[1]		2,553	21,126
Primero Mining Corp.[1]		21,263	170,375
Primero Mining Corp., Legend Shares[1,4]		2,492	19,968
Randgold Resources Ltd., ADR		4,710	398,466
Regis Resources Ltd.		23,200	36,474
Rio Alto Mining Ltd.[1]		25,955	60,324
Romarco Minerals, Inc.[1]		127,145	106,048
Royal Gold, Inc.[2]		4,270	325,032
Rubicon Minerals Corp.[1]		12,155	17,998
Sandstorm Gold Ltd.[1]		3,380	23,390
SEMAFO, Inc.[1]		21,926	102,947
Sibanye Gold Ltd., Sponsored ADR		5,430	59,893
Silver Wheaton Corp.		10,200	267,954
Tahoe Resources, Inc.[1]		4,500	117,900
Torex Gold Resources, Inc.[1]		20,299	31,008
Turquoise Hill Resources Ltd.[1]		6,532	21,817
Yamana Gold, Inc.		20,810	171,058
			5,922,747

Telecommunication Services—0.1%
Diversified Telecommunication Services—0.1%
Cbeyond, Inc.[1]		7,010	69,750

Utilities—0.1%
Electric Utilities—0.1%
Pepco Holdings, Inc.		2,556	70,239

Gas Utilities—0.0%
Sino Gas International Holdings, Inc.[1]		27,782	33,894

Independent Power and Renewable Electricity Producers—0.0%
EME Reorganization Trust[1]		52,072	8,284
NRG Energy, Inc.		171	6,370
			14,654
Total Common Stocks (Cost $26,052,564)			30,472,609

		Units
Rights, Warrants and Certificates—0.0%
Ivanhoe Mines Ltd., Cl. A Wts., Strike Price
1.80CAD, 12/10/15[1]		8,660	1,623
Sun Hung Kai Properties Ltd. Wts., Strike Price
98.60HKD, 4/22/16, 0%[1]		1,098	1,434
Total Rights, Warrants and Certificates (Cost $1,257)			3,057

		Principal Amount
Foreign Government Obligations—3.2%
Brazil—0.5%
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills, 11.13%, 1/1/15	BRL	1,270,000	544,596

7    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Malaysia—0.3%
Malaysia Sr. Unsec. Bonds, 3.197%, 10/15/15	MYR	1,295,000	$403,555

Singapore—0.5%
Republic of Singapore Sr. Unsec. Bonds, 0.25%, 2/1/15	SGD	665,000	533,212

South Korea—1.9%
Republic of South Korea Treasury Bonds:
2.75%, 12/10/15	KRW	954,000,000	944,763
3.25%, 6/10/15	KRW	1,289,000,000	1,281,722
			2,226,485
Total Foreign Government Obligations (Cost $3,556,452)			3,707,848

Non-Convertible Corporate Bonds and Notes—6.5%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23		50,000	52,937
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[5]		50,000	54,000
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29		100,000	99,500
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]		200,000	204,760
AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20		100,000	112,375
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21		50,000	36,750
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[4]		50,000	53,625
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[5]		100,000	100,500
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]		100,000	106,250
Banco Panamericano SA, 8.50% Sub. Nts., 4/23/20[5]		100,000	109,764
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		50,000	50,530
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20		100,000	108,250
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]		50,000	51,687
Bombardier, Inc., 6.125% Sr. Nts., 1/15/23[5]		100,000	103,500
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18		50,000	19,188
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21		100,000	106,875
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[5]		150,000	156,562
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22		100,000	104,625
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]		100,000	106,750
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20		90,000	98,550
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19		100,000	109,750
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]		50,000	52,437
Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21		100,000	107,375
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[5]		100,000	104,130
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23		100,000	104,750
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[5]		200,000	208,000
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22		100,000	107,250
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[5]		100,000	106,250
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23		100,000	97,521
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22		100,000	108,750

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10% Sr. Sec. Nts., 12/1/20[6]	$50,000	$53,375
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	50,000	58,000
EP Energy LLC/EP Energy Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	50,000	57,500
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[5]	200,000	195,000
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	50,000	61,687
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[5]	28,000	28,980
7.00% Sr. Unsec. Nts., 2/15/21[5]	328,000	339,070
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	50,000	59,176
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	100,000	118,500
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	100,000	108,000
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	50,000	54,875
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	50,000	52,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	100,000	105,250
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,7]	100,000	104,000
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	50,000	55,875
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	50,000	58,219
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[5]	200,000	206,500
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	50,000	56,625
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[5]	50,000	51,750
Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	100,000	109,625
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	100,000	108,500
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	100,000	117,500
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	200,000	186,040
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[5]	200,000	195,250
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	100,000	107,250
Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	50,000	59,219
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	100,000	104,750
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[5]	50,000	51,000
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	50,000	14,625
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	50,000	55,750
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	50,000	53,125
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	100,000	101,375
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	100,000	108,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	50,000	53,000
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	50,000	54,843
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	100,000	106,250
Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[5]	50,000	52,938
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	100,000	108,875
Sears Holdings Corp., 6.625% Sec. Nts., 10/15/18	50,000	46,313

8    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
First Quantum Minerals Ltd.: (Continued)
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23[5]	$100,000	$111,500
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	100,000	116,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	100,000	108,000
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	100,000	112,750
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[5]	100,000	106,625
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748% Sr. Unsec. Nts., 2/2/21[5]	200,000	220,500
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	200,000	214,750
Total Non-Convertible Corporate Bonds and Notes (Cost $7,370,807)		7,552,551

Event-Linked Bonds—12.9%
Earthquake—2.8%
Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.52%, 5/3/16[4,7]	250,000	250,231
Embarcadero Re Ltd. Catastrophe Linked Nts., 5.02%, 8/7/15[5,7]	250,000	255,675
Golden State Re Ltd. Catastrophe Linked Nts., 3.77%, 1/8/15[5,7]	500,000	505,850
Kizuna II Re Ltd. Catastrophe Linked Nts.:
2.27%, 4/6/18[4,7]	250,000	251,562
2.52%, 4/6/18[4,7]	250,000	251,562
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.02%, 4/7/17[4,7]	750,000	754,238
MultiCat Mexico Ltd. 2012 Catastrophe Linked Nts., 8.02%, 12/4/15[5,7]	500,000	514,913
Nakama Re Ltd. Catastrophe Linked Nts.:
2.52%, 4/13/18[5,7]	250,000	250,650
2.77%, 9/29/16[5,7]	250,000	252,481
		3,287,162

Longevity—0.2%
Vita Capital V Ltd. Catastrophe Linked Nts., 3.438%, 1/15/17[5,7]	250,000	257,188

Multiple Event—5.1%
Blue Danube II Ltd. Catastrophe Linked Nts., 4.273%, 5/23/16[5,7]	250,000	253,081
Citrus Re Ltd. Catastrophe Linked Nts., 4.27%, 4/18/17[5,7]	500,000	491,725
Combine Re Ltd. Catastrophe Linked Nts.:
4.52%, 1/7/15[5,7]	250,000	253,400
17.77%, 1/7/15[5,7]	600,000	633,840
East Lane Re Ltd. Catastrophe Linked Nts., 6.67%, 3/13/15[5,7]	250,000	254,375
East Lane Re VI Ltd. Catastrophe Linked Nts., 2.77%, 3/14/18[5,7]	500,000	495,225
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.52%, 4/30/18[5,7]	250,000	246,487
4.77%, 4/30/18[5,7]	250,000	247,537
Loma Reinsurance Ltd. Catastrophe Linked Nts., 17.02%, 1/8/18[5,7]	250,000	252,462
Mystic Re Ltd. Catastrophe Linked Nts., 9.02%, 3/12/15[5,7]	250,000	255,625
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts., 22.02%, 6/6/16[5,7]	250,000	299,531
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 15.02%, 6/6/18[5,7]	250,000	252,487
Riverfront Re Ltd. Catastrophe Linked Nts., 4.02%, 1/6/17[5,7]	250,000	245,038

	Principal Amount		Value
Multiple Event (Continued)
Sanders Re Ltd. Catastrophe Linked Nts.:
3.02%, 5/25/18[5,7]		$250,000	$248,463
3.27%, 5/25/18[5,7]		250,000	247,513
3.92%, 6/7/17[5,7]		250,000	249,050
4.02%, 5/5/17[5,7]		500,000	497,175
Tradewynd Re Ltd. Catastrophe Linked Nts.:
6.27%, 1/9/17[5,7]		250,000	256,538
7.02%, 1/9/17[5,7]		250,000	258,188
			5,937,740

Other—0.4%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.042%, 1/15/17[5,7]		250,000	262,013
Vitality Re III Ltd. Catastrophe Linked Nts., 4.22%, 1/7/15[5,7]		250,000	254,675
			516,688

Windstorm—4.4%
Aozora Re Ltd. Catastrophe Linked Nts., 2.02%, 4/7/17[5,7]	JPY	25,000,000	252,086
Armor Re Ltd. Catastrophe Linked Nts., 4.02%, 12/15/16[5,7]		750,000	740,044
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[5,7]	EUR	500,000	688,347
Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[5,7]		250,000	349,308
Everglades Re Ltd. Catastrophe Linked Nts., 7.52%, 4/28/17[5,7]		250,000	252,087
Foundation Re III Ltd. Catastrophe Linked Nts., 5.02%, 2/25/15[5,7]		250,000	251,425
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[5,7]	EUR	250,000	346,159
Lion I Re Ltd. Catastrophe Linked Nts., 1.722%, 4/28/17[5,7]	EUR	250,000	341,358
Longpoint Re III Ltd. Catastrophe Linked Nts.:
3.98%, 5/18/16[5,7]		250,000	252,956
6.02%, 6/12/15[5,7]		250,000	257,475
MultiCat Mexico Ltd. 2012 Catastrophe Linked Nts., 7.77%, 12/4/15[5,7]		250,000	257,756
Pylon II Capital Ltd. Catastrophe Linked Nts., 5.642%, 5/5/16[7]		250,000	358,851
Queen City Re Catastrophe Linked Nts., 3.52%, 1/6/17[5,7]		250,000	243,663
Successor X Ltd. Catastrophe Linked Nts., 16.27%, 11/10/15[5,7]		250,000	254,550
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.52%, 5/9/16[5,7]		250,000	259,713
			5,105,778
Total Event-Linked Bonds (Cost $15,225,241)			15,104,556

Short-Term Notes—21.7%
Mexico—0.7%
United Mexican States Treasury Bills,
3.646%, 12/11/14	MXN	11,300,000	859,143

United States—21.0%
United States Treasury Bills:
0.032%, 10/30/14[8]		11,800,000	11,798,667
0.036%, 9/4/14[8]	USD	6,250,000	6,249,844
0.05%, 7/24/14[8,9]	USD	6,500,000	6,499,792
			24,548,303
Total Short-Term Notes (Cost $25,399,562)			25,407,446

Municipal Bonds and Notes—0.1%
University of Puerto Rico, Series P:
5.00%, 6/1/23		70,000	45,622
5.00%, 6/1/30		70,000	42,096
Total Municipal Bonds and Notes (Cost $87,850)			87,718

9    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Companies—27.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[10,11,12]	31,662,226	$31,662,226
SPDR Gold Trust Exchange Traded Fund[1,12]	2,550	326,502
Total Investment Companies (Cost $31,964,524)		31,988,728

		Exercise Price	Expiration Date		Contracts	Value
Exchange-Traded Options Purchased—0.0%
Dow Jones-UBS Commodity Index Put[1,12]	USD	135.300	9/10/14	USD	2,956	$6,395
Gold Fields Ltd. Call[1]	USD	4.000	10/18/14	USD	46	1,012
Kinross Gold Corp. Call[1]	USD	5.000	8/16/14	USD	32	256
Total Exchange-Traded Options Purchased (Cost $17,359)						7,663

Total Investments, at Value (Cost $109,675,616)					97.8%	114,332,176
Net Other Assets (Liabilities)					2.2	2,607,751
Net Assets					100.0%	$116,939,927

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $535,643. See Note 6 of the accompanying Consolidated Notes.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. Restricted security. The aggregate value of restricted securities as of June 30, 2014 was $1,581,186, which represents 1.35% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21	4/25/14	$53,634	$53,625	$(9)
Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.52%, 5/3/16	3/11/14	249,625	250,231	606
Kizuna II Re Ltd. Catastrophe Linked Nts., 2.27%, 4/6/18	3/13/14	251,981	251,562	(419)
Kizuna II Re Ltd. Catastrophe Linked Nts., 2.52%, 4/6/18	5/2/14	252,839	251,562	(1,277)
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.02%, 4/7/17	3/18/14-5/30/14	752,379	754,238	1,859
Primero Mining Corp., Legend Shares	3/6/14	16,364	19,968	3,604
		$1,576,822	$1,581,186	$4,364

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,867,980 or 14.42% of the Fund’s net assets as of June 30, 2014.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Consolidated Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $599,980. See Note 6 of the accompanying Consolidated Notes.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions		Shares June 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	2,007,344	207,651,575	177,996,693		31,662,226
Oppenheimer Master Event-Linked Bond Fund, LLC	10,967	—	10,967		—
Oppenheimer Master Loan Fund, LLC	3,578	—	3,578		—

		Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E		$31,662,226	$11,991		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		—	207	[a]	(193)[a]
Oppenheimer Master Loan Fund, LLC		—	141	[b]	634	[b]
Total		$31,662,226	$12,339		$441

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield as of June 30, 2014.

12. All or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

10    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts as of June 30, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	01/2015	AUD	40	USD	35	$1,874	$–
BAC	07/2014 - 08/2014	BRL	670	USD	300	717	–
BAC	01/2015	CAD	128	USD	116	3,663	–
BAC	01/2015	CHF	25	USD	28	52	–
BAC	08/2014	CZK	10,440	USD	518	2,955	–
BAC	07/2014	INR	7,800	USD	127	2,265	–
BAC	01/2015	JPY	17,000	USD	166	1,922	–
BAC	08/2014	PHP	24,500	USD	543	18,711	–
BAC	08/2014	PLN	3,755	USD	1,223	10,506	–
BAC	07/2014 - 08/2014	RUB	51,200	USD	1,439	57,989	–
BAC	08/2014	SEK	6,660	USD	1,028	–	32,137
BAC	08/2014	SGD	490	USD	391	1,838	–
BAC	01/2015	USD	186	AUD	215	–	14,029
BAC	07/2014	USD	264	BRL	585	–	299
BAC	08/2014	USD	1,689	CZK	33,810	5,794	4,479
BAC	01/2015	USD	58	GBP	35	–	1,956
BAC	07/2014	USD	512	INR	30,500	5,277	–
BAC	07/2014	USD	2	NOK	10	–	–
BAC	08/2014	USD	559	PHP	24,500	–	3,043
BAC	07/2014 - 08/2014	USD	1,422	RUB	51,200	–	74,712
BAC	07/2014 - 08/2014	USD	509	SEK	3,430	–	4,095
BAC	08/2014	USD	387	SGD	490	–	6,219
BAC	01/2015	USD	343	TRY	790	–	14,678
BAC	08/2014	USD	539	ZAR	5,810	–	3,562
BAC	08/2014	ZAR	5,810	USD	506	36,108	–
BNP	08/2014	CNH	3,125	USD	515	–	13,278
BNP	08/2014	THB	17,500	USD	526	12,501	–
BNP	08/2014	USD	500	CNH	3,125	–	2,073
BNP	08/2014	USD	494	PLN	1,510	–	1,753
BNP	08/2014	USD	538	THB	17,500	–	353
BNP	07/2014	ZAR	4,900	USD	460	–	38
BOA	07/2014 - 01/2015	AUD	265	USD	244	5,447	–
BOA	07/2014	CAD	1,980	USD	1,811	43,666	–
BOA	01/2015	CHF	20	USD	23	9	–
BOA	08/2014	CLP	584,900	USD	1,056	445	3,570
BOA	08/2014	COP	1,050,000	USD	505	52,933	–
BOA	07/2014 - 01/2015	GBP	185	USD	309	7,409	–
BOA	07/2014 - 08/2014	HUF	73,700	USD	327	1,746	2,898
BOA	08/2014	IDR	6,332,600	USD	510	20,474	–
BOA	08/2014 - 01/2015	INR	100,000	USD	1,586	35,757	–
BOA	07/2014 - 01/2015	JPY	36,000	USD	351	4,236	–
BOA	07/2014 - 01/2015	KRW	1,264,000	USD	1,233	8,324	–
BOA	07/2014	MXN	3,000	USD	232	–	921
BOA	08/2014	MYR	445	USD	132	6,132	–
BOA	07/2014	NOK	1,370	USD	228	–	4,762
BOA	01/2015	NZD	435	USD	361	11,622	–
BOA	08/2014	PEN	1,549	USD	534	17,249	–
BOA	07/2014	TRY	1,190	USD	557	1,853	–
BOA	08/2014 - 01/2015	TWD	58,300	USD	1,934	21,580	–
BOA	07/2014	USD	457	AUD	490	–	4,429
BOA	07/2014 - 12/2014	USD	774	BRL	1,787	$118	$6,498
BOA	01/2015	USD	931	CAD	1,000	–	1,821
BOA	07/2014	USD	229	CHF	205	–	2,617
BOA	08/2014 - 01/2015	USD	2,753	CLP	1,550,410	3,942	28,906
BOA	08/2014	USD	555	COP	1,050,000	–	3,302
BOA	07/2014	USD	231	EUR	170	–	1,414
BOA	07/2014 - 08/2014	USD	616	HUF	138,000	6,047	3
BOA	08/2014	USD	525	IDR	6,332,600	–	6,262
BOA	08/2014	USD	527	INR	32,000	–	2,020
BOA	07/2014 - 12/2014	USD	714	JPY	73,000	–	7,444
BOA	06/2015	USD	559	KRW	576,666	–	3,244
BOA	06/2015	USD	523	MYR	1,720	–	2,442
BOA	07/2014	USD	459	NOK	2,740	12,026	–
BOA	07/2014 - 01/2015	USD	1,242	NZD	1,460	1,352	15,882
BOA	08/2014	USD	548	PEN	1,549	–	2,571
BOA	07/2014 - 08/2014	USD	1,756	SEK	11,490	36,851	218
BOA	08/2014	USD	547	TWD	16,400	–	2,885
BOA	07/2014	USD	226	ZAR	2,430	–	1,725
CITNA-B	07/2014 - 08/2014	AUD	1,077	USD	1,005	8,816	–

11    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	01/2015	CAD	430	USD	390	$10,907	$–
CITNA-B	08/2014 - 01/2015	EUR	4,755	USD	6,486	38,225	10,019
CITNA-B	01/2015	GBP	155	USD	255	10,057	–
CITNA-B	08/2014	HKD	4,015	USD	518	127	–
CITNA-B	08/2014	HUF	16,000	USD	70	180	–
CITNA-B	08/2014	ILS	1,810	USD	513	14,643	–
CITNA-B	08/2014	JPY	300,000	USD	2,938	24,546	–
CITNA-B	08/2014	MXN	5,840	USD	437	11,948	–
CITNA-B	07/2014	NZD	535	USD	463	5,052	–
CITNA-B	08/2014 - 01/2015	PLN	8,400	USD	2,728	10,551	–
CITNA-B	08/2014	SEK	3,390	USD	507	522	–
CITNA-B	08/2014	USD	549	AUD	587	–	2,734
CITNA-B	01/2015	USD	1,002	CAD	1,107	–	29,614
CITNA-B	01/2015	USD	1,112	CZK	22,400	–	8,011
CITNA-B	08/2014 - 01/2015	USD	2,946	EUR	2,155	11,397	18,165
CITNA-B	08/2014 - 01/2015	USD	897	GBP	529	–	7,573
CITNA-B	08/2014	USD	518	HKD	4,015	168	–
CITNA-B	08/2014	USD	525	ILS	1,810	–	2,659
CITNA-B	08/2014 - 01/2015	USD	2,728	JPY	278,700	–	23,699
CITNA-B	07/2014	USD	460	MXN	6,000	–	2,684
CITNA-B	07/2014 - 08/2014	USD	1,384	NZD	1,640	–	46,476
CITNA-B	01/2015	USD	529	SGD	660	–	1,095
CITNA-B	07/2014	USD	456	TRY	980	–	5,902
CITNA-B	01/2015	USD	371	ZAR	4,140	37	3,626
CITNA-B	01/2015	ZAR	4,140	USD	376	–	1,000
DEU	07/2014	AUD	5	USD	5	–	–
DEU	01/2015	CHF	45	USD	51	369	101
DEU	01/2015	EUR	610	USD	840	–	4,079
DEU	01/2015	GBP	1,125	USD	1,893	27,553	–
DEU	08/2014 - 01/2015	SEK	20,190	USD	3,008	19,307	9,696
DEU	01/2015	TRY	790	USD	351	5,939	–
DEU	01/2015	USD	1,424	CHF	1,270	–	10,942
DEU	08/2014 - 01/2015	USD	4,321	EUR	3,145	22,353	9,938
DEU	01/2015	USD	1,819	GBP	1,105	–	68,112
DEU	08/2014	USD	445	MXN	5,840	–	3,759
DEU	01/2015	USD	2,253	NOK	13,930	–	945
GSCO-OT	01/2015	AUD	45	USD	41	627	–
GSCO-OT	07/2014	BRL	1,020	USD	456	5,162	–
GSCO-OT	08/2014	CHF	472	USD	527	5,384	–
GSCO-OT	08/2014	COP	631,700	USD	326	10,163	–
GSCO-OT	07/2014	INR	43,300	USD	707	12,226	–
GSCO-OT	07/2014	KRW	586,000	USD	575	3,516	–
GSCO-OT	08/2014	NOK	9,440	USD	1,532	4,088	–
GSCO-OT	08/2014	NZD	623	USD	508	35,763	–
GSCO-OT	08/2014	SEK	6,690	USD	1,017	–	16,074
GSCO-OT	01/2015	USD	26	AUD	30	–	1,665
GSCO-OT	07/2014 - 08/2014	USD	1,905	CHF	1,724	–	39,193
GSCO-OT	08/2014	USD	307	COP	631,700	–	29,131
GSCO-OT	01/2015	USD	1,363	EUR	1,000	–	7,117
GSCO-OT	08/2014 - 01/2015	USD	685	JPY	69,800	–	4,353
GSCO-OT	08/2014	USD	2,115	KRW	2,268,000	–	123,215
GSCO-OT	08/2014	USD	292	MXN	3,920	–	9,203
GSCO-OT	08/2014	USD	1,557	NOK	9,440	20,319	–
GSCO-OT	08/2014	USD	539	NZD	623	–	4,129
GSCO-OT	07/2014 - 08/2014	USD	547	TRY	1,180	–	6,368
JPM	01/2015	GBP	100	USD	167	3,456	–
JPM	08/2014	HUF	73,800	USD	321	4,941	–
JPM	07/2014	INR	48,000	USD	763	34,221	–
JPM	07/2014	KRW	758,000	USD	724	24,517	–
JPM	07/2014	MXN	13,700	USD	1,050	3,913	–
JPM	07/2014	MYR	1,285	USD	392	8,197	–
JPM	08/2014	PLN	1,585	USD	511	9,588	–
JPM	08/2014	TRY	470	USD	202	18,370	–
JPM	01/2015	USD	577	CAD	640	–	19,929
JPM	01/2015	USD	114	GBP	70	–	5,039
JPM	08/2014	USD	321	HUF	73,800	–	4,748
JPM	12/2014	USD	550	MXN	7,239	–	2,172
JPM	08/2014	USD	399	MYR	1,315	–	10,452
JPM	08/2014	USD	515	PLN	1,585	–	5,188

12    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	08/2014	USD	4	SGD	5	$–	$74
MSCO	01/2015	AUD	230	USD	197	16,425	–
MSCO	01/2015	CHF	10	USD	11	169	–
MSCO	07/2014 - 01/2015	JPY	68,000	USD	669	2,614	464
MSCO	01/2015	MXN	15,900	USD	1,204	4,902	–
MSCO	07/2014	USD	6	CHF	5	–	–
MSCO	07/2014	USD	524	INR	31,100	7,500	–
MSCO	08/2014	USD	216	JPY	22,000	–	1,213
MSCO	07/2014 - 08/2014	USD	964	NOK	5,840	13,242	–
MSCO	08/2014	USD	508	NZD	620	–	32,683
RBS	01/2015	CAD	120	USD	107	4,553	–
RBS	01/2015	EUR	1,135	USD	1,545	10,838	–
RBS	08/2014	GBP	335	USD	570	3,325	–
RBS	01/2015	JPY	26,000	USD	256	1,173	–
RBS	07/2014	KRW	3,000	USD	3	–	–
RBS	07/2014	NOK	2,750	USD	458	–	9,766
RBS	01/2015	USD	83	AUD	90	–	719
RBS	08/2014	USD	1,014	CAD	1,125	–	39,392
RBS	01/2015	USD	90	CHF	80	13	–
RBS	07/2014 - 01/2015	USD	3,765	EUR	2,745	14,683	11,038
RBS	08/2014	USD	43	GBP	26	–	1,890
RBS	01/2015	USD	1,102	JPY	112,000	–	5,427
RBS	08/2014	USD	759	NOK	4,520	23,013	–

Total Unrealized Appreciation and Depreciation						$990,988	$944,009

Futures Contracts as of June 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Aluminum*	LME	Sell	10/13/14	1	$47,375	$(651)
Aluminum*	LME	Sell	9/15/14	1	47,269	412
Brent Crude Oil*	ICE	Sell	8/14/14	1	112,070	(4,791)
Brent Crude Oil*	ICE	Buy	7/16/14	4	449,440	(3,237)
CAC 40 10 Index	PAR	Sell	7/18/14	46	2,785,320	52,844
CBOE Volatility Index	CBE	Sell	8/19/14	17	226,950	19,789
Copper*	LME	Sell	9/15/14	3	526,800	(9,057)
Corn*	CBT	Sell	12/12/14	5	106,313	4,238
FTSE 100 Index	LIF	Sell	9/19/14	26	2,986,153	1,291
Lean Hogs*	CME	Buy	10/14/14	1	46,400	8,867
Natural Gas*	NYM	Sell	7/29/14	7	312,270	6,282
Natural Gas*	NYM	Sell	8/27/14	3	133,200	3,014
New York Harbor ULSD*	NYM	Buy	7/31/14	7	874,738	12,920
Nickel*	LME	Buy	10/13/14	2	228,636	339
Palladium*	NYM	Sell	9/26/14	2	168,630	(409)
Platinum*	NYM	Buy	10/29/14	4	296,580	1,257
Platinum*	NYM	Sell	7/29/14	2	148,100	(256)
RBOB Gasoline*	NYM	Sell	7/31/14	8	1,022,549	(18,953)
S&P 500 E-Mini Index	CME	Buy	9/19/14	37	3,611,940	43,119
S&P/TSE 60 Index	MON	Sell	9/18/14	5	809,428	(9,362)
Silver*	CMX	Sell	9/26/14	2	210,560	186
Soybean*	CBT	Sell	11/14/14	6	347,175	21,308
SPI 200 Index	SFE	Sell	9/18/14	7	883,497	4,443
United States Treasury Long Bonds	CBT	Buy	9/19/14	9	1,234,688	(1,978)
WTI Crude Oil*	NYM	Sell	7/22/14	12	1,264,440	16,676
WTI Crude Oil*	NYM	Buy	11/20/14	11	1,123,980	154,148
WTI Crude Oil*	ICE	Sell	7/21/14	4	421,480	3,085

						$305,524

*All or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

13    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Exchange-Traded Options Written at June 30, 2014
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Agnico Eagle Mines Ltd. Call	USD	42.500	11/22/14	USD	(8)	$1,296	$(1,488)

Agnico Eagle Mines Ltd. Call	USD	40.000	1/17/15	USD	(7)	1,055	(2,205)

Agnico Eagle Mines Ltd. Call	USD	32.500	8/16/14	USD	(2)	234	(1,130)

Agnico Eagle Mines Ltd. Call	USD	47.500	1/17/15	USD	(11)	1,121	(1,133)

Agnico Eagle Mines Ltd. Put	USD	30.000	1/17/15	USD	(11)	1,134	(1,034)

Agnico Eagle Mines Ltd. Call	USD	35.000	1/17/15	USD	(8)	4,102	(4,480)

Alamos Gold, Inc. Put	CAD	11.000	7/19/14	CAD	(25)	2,277	(1,054)

AngloGold Ashanti Ltd. Call	USD	18.000	1/17/15	USD	(6)	612	(900)

Coeur D Alene Mines Put	USD	10.000	9/20/14	USD	(12)	1,374	(1,920)

Detour Gold Corp. Call	CAD	18.000	1/17/15	CAD	(10)	1,184	(1,078)

Detour Gold Corp. Put	CAD	11.000	1/17/15	CAD	(9)	844	(717)

Detour Gold Corp. Call	CAD	16.000	1/17/15	CAD	(9)	1,258	(1,518)

Detour Gold Corp. Call	CAD	17.000	10/18/14	CAD	(6)	579	(506)

Detour Gold Corp. Put	CAD	12.000	1/17/15	CAD	(8)	1,121	(900)

Detour Gold Corp. Put	CAD	9.000	10/18/14	CAD	(21)	1,788	(295)

First Majestic Silver Corp. Call	CAD	12.000	1/17/15	CAD	(10)	1,090	(1,125)

Franco-Nevada Corp. Call	USD	60.000	10/18/14	USD	(8)	1,296	(1,880)

Franco-Nevada Corp. Call	USD	60.000	1/17/15	USD	(12)	1,498	(3,600)

Freeport-McMoRan Copper & Gold, Inc. Put	USD	32.000	11/22/14	USD	(8)	1,151	(552)

Freeport-McMoRan Copper & Gold, Inc. Put	USD	31.000	1/17/15	USD	(8)	1,200	(656)

Goldcorp, Inc. Call	USD	29.000	1/17/15	USD	(11)	1,097	(1,793)

Goldcorp, Inc. Put	USD	20.000	1/17/15	USD	(16)	1,656	(368)

Kinross Gold Corp. Put	USD	5.000	1/17/15	USD	(20)	2,206	(2,240)

Newmont Mining Corp. Call	USD	25.000	1/17/15	USD	(9)	1,737	(1,944)

Randgold Resources Ltd. Put	USD	67.500	1/17/15	USD	(4)	578	(550)

Randgold Resources Ltd. Call	USD	82.500	12/20/14	USD	(4)	2,408	(3,000)

Randgold Resources Ltd. Call	USD	100.000	1/17/15	USD	(10)	1,196	(2,000)

Randgold Resources Ltd. Call	USD	95.000	12/20/14	USD	(8)	1,019	(2,000)

Randgold Resources Ltd. Call	USD	100.000	12/20/14	USD	(4)	588	(650)

Rio Tinto plc Put	USD	52.500	7/19/14	USD	(23)	3,336	(1,380)

Royal Gold, Inc. Call	USD	90.000	1/17/15	USD	(12)	2,175	(2,724)

Royal Gold, Inc. Call	USD	77.500	10/18/14	USD	(12)	4,208	(5,160)

Royal Gold, Inc. Call	USD	85.000	1/17/15	USD	(9)	1,188	(2,790)

Silver Wheaton Corp. Call	USD	27.000	1/17/15	USD	(10)	1,090	(2,090)

Silver Wheaton Corp. Call	USD	28.000	12/20/14	USD	(9)	1,135	(1,350)

Silver Wheaton Corp. Call	USD	30.000	1/17/15	USD	(5)	505	(515)

Silver Wheaton Corp. Call	USD	29.000	12/20/14	USD	(11)	1,132	(1,265)

Tahoe Resources, Inc. Call	USD	25.000	12/20/14	USD	(10)	1,769	(3,300)

Tahoe Resources, Inc. Put	USD	20.000	9/20/14	USD	(28)	3,905	(560)

Total of Exchange-Traded Options Written						$59,142	$(63,850)

Over-the-Counter Credit Default Swaps at June 30, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Aetna, Inc.	GSG	Sell	1.000%	9/20/19	USD	580	$(18,192)	$17,672

Avon Products, Inc.	CITNA-B	Buy	1.000	9/20/19	USD	580	(40,202)	47,870

Barrick Gold Corp.	GSG	Buy	1.000	9/20/19	USD	580	(11,300)	14,098

Boeing Capital Corp.	DEU	Sell	1.000	9/20/19	USD	580	(26,361)	26,865

Capital One Bank (USA) NA	CITNA-B	Sell	1.000	9/20/19	USD	580	(18,644)	16,778

Hartford Financial Services Group, Inc. (The)	BNP	Buy	1.000	9/20/19	USD	580	11,319	(7,929)

Hillshire Brands Co. (The)	CITNA-B	Sell	1.000	9/20/19	USD	580	(19,399)	18,094

International Business Machines Corp.	CITNA-B	Buy	1.000	9/20/19	USD	580	17,005	(16,712)

Kohl’s Corp.	DEU	Buy	1.000	9/20/19	USD	580	(6,530)	11,676

Mckesson Corp.	BNP	Sell	1.000	9/20/19	USD	580	(21,370)	20,653

Newell Rubbermaid, Inc.	DEU	Buy	1.000	9/20/19	USD	580	9,543	(7,255)

Newmont Mining Corp.	FIB	Buy	1.000	9/20/19	USD	580	(16,575)	15,544

Norfolk Southern Corp.	CITNA-B	Sell	1.000	9/20/19	USD	580	(23,198)	22,405

Ryder System, Inc.	BNP	Sell	1.000	9/20/19	USD	580	(11,330)	9,232

Staples, Inc.	BOA	Buy	1.000	9/20/19	USD	580	(38,810)	44,237

Target Corp.	DEU	Buy	1.000	9/20/19	USD	580	15,500	(15,078)

Union Pacific Corp.	CITNA-B	Sell	1.000	9/20/19	USD	580	(24,270)	22,743

United Parcel Service, Inc.	CITNA-B	Sell	1.000	9/20/19	USD	580	(23,963)	22,743

Walt Disney Co. (The)	GSG	Sell	1.000	9/20/19	USD	580	(24,116)	22,902

Whirlpool Corp.	DEU	Buy	1.000	9/20/19	USD	580	6,164	(3,137)

Total of Over-the-Counter Credit Default Swaps							$(264,729)	$283,401

14    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$5,800,000	—	BBB to AA-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment of the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
		Six-Month CHF BBA
BAC	Pay	LIBOR	1.180%	5/8/24	CHF	1,505	$(32,763)
		Six-Month GBP BBA
BAC	Receive	LIBOR	2.740	5/6/24	GBP	1,010	2,232
		Three-Month USD
BAC	Receive	BBA LIBOR	2.734	5/6/24	USD	1,710	26,433
		Six-Month JPY BBA
BAC	Pay	LIBOR	0.795	5/7/24	JPY	175,000	(19,325)

Total of Centrally Cleared Interest Rate Swaps							$(23,423)

Over-the-Counter Total Return Swaps at June 30, 2014
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW	3/11/15	AUD	1,321	$4,461
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR	4/8/15	CAD	1,149	57,097
CIBZC8DE Index**	CIBC	Receive	Official settlement price of CIBZC8DE Index	8/5/14	USD	6,000	(2)
CIBZGSPP Index**	CIBC	Receive	Official settlement price of CIBZGSPP Index	8/5/14	USD	580	—
CIBZNGLO Index**	CIBC	Receive	Official settlement price of CIBZNGLO Index	8/5/14	USD	920	—
CIBZOPQR Index**	CIBC	Receive	Official settlement price of CIBZOPQR Index	8/5/14	USD	3,050	1
DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR	2/6/15	USD	1,739	41,011
DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR	2/6/15	USD	1,738	(52,989)
DJUBS Index**	MAC	Receive	Official settlement price of DJUBS Index	8/5/14	USD	1,370	1
DJUBS Index**	MAC	Receive	Official settlement price of DJUBS Index	7/3/14	USD	1,350	7,889
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	6/12/15	HKD	8,860	(3,772)
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR minus 35 basis points	4/20/15	USD	4,066	49,816
HIN4 Index	GSG	Pay	No floating rate	8/7/14	HKD	5,694	(10,580)
iBoxx USD Liquid Leveraged Loans Index	JPM	Pay	Three-Month USD BBA LIBOR	9/26/14	USD	12,770	178,649
MLCILRIE Index**	MLCI	Receive	Official settlement price of MLCILRIE Index	8/5/14	USD	(1,200)	(1)
MLCILRLE Index**	MLCI	Receive	Official settlement price of MLCILRLE Index	7/3/14	USD	(380)	28,424
MLCILRLE Index**	MLCI	Receive	Official settlement price of MLCILRLE Index	8/5/14	USD	(400)	—
MLCILRME Index**	MLCI	Receive	Official settlement price of MLCILRME Index	8/5/14	USD	(1,650)	(1)
MLCILROE Index**	MLCI	Receive	Official settlement price of MLCILROE Index	8/5/14	USD	(1,500)	1
MLCILRSE Index**	MLCI	Receive	Official settlement price of MLCILRSE Index	8/5/14	USD	(540)	(1)
MLTROPF4 Custom Basket	BOA	Pay	One-Month EUR EURIBOR plus 29 basis points	4/13/15	EUR	1,045	(36,901)
MLTROPFR Custom Basket	BOA	Pay	One-Month EUR EURIBOR plus 29 basis points	4/10/15	EUR	1,035	(37,074)
MLTROPU4 Custom Basket	BOA	Pay	One-Month GBP BBA LIBOR plus 34 basis points	4/13/15	GBP	860	(15,339)
MLTROPUK Custom Basket	BOA	Pay	One-Month GBP BBA LIBOR plus 34 basis points	4/10/15	GBP	854	(15,142)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	1/16/15	USD	2,087	(4,223)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	11/20/14	USD	3	(25)

15    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
			One-Month USD BBA LIBOR
OEX Index	GSG	Pay	plus 5 basis points	1/8/15	USD	181	$(2,924)
			One-Month USD BBA LIBOR
OEX Index	GSG	Pay	minus 5 basis points	4/8/15	USD	1	(13)
			One-Month USD BBA LIBOR
OEX Index	GSG	Pay	plus 5 basis points	1/15/15	USD	1,857	(3,758)
Total of Over-the-Counter Total Return Swaps							$184,605

*Fund will pay ore receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** All or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

Over-the-Counter Volatility Swaps at June 30, 2014
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
AUD/JPY spot exchange rate	MOS-A	Pay	$5 .900	7/31/14	AUD	850	$(265)
AUD/JPY spot exchange rate	BOA	Pay	5 .900	8/1/14	AUD	850	(321)
AUD/JPY spot exchange rate	MOS-A	Pay	6 .050	8/5/14	AUD	850	(120)
CAD/JPY spot exchange rate	BOA	Pay	5 .050	7/22/14	CAD	870	196
CAD/JPY spot exchange rate	DEU	Pay	5 .500	7/22/14	CAD	870	457
CAD/JPY spot exchange rate	DEU	Pay	5 .300	7/18/14	CAD	870	489
CAD/JPY spot exchange rate	MOS-A	Pay	6 .300	7/7/14	CAD	870	1,973
CHF/NOK spot exchange rate	JPM	Receive	6 .750	7/28/14	CHF	710	(64)
EUR/NZD spot exchange rate	MOS-A	Pay	7 .400	7/7/14	EUR	590	(307)
EUR/NZD spot exchange rate	DEU	Pay	7 .000	7/14/14	EUR	590	(800)
EUR/NZD spot exchange rate	BOA	Pay	7 .200	7/7/14	EUR	590	(549)
EUR/USD spot exchange rate	DEU	Pay	5 .900	7/9/14	USD	800	1,736
EUR/USD spot exchange rate	JPM	Pay	6 .625	7/7/14	USD	800	2,160
GBP/NOK spot exchange rate	BOA	Receive	6 .350	7/23/14	GBP	470	(298)
GBP/NOK spot exchange rate	JPM	Receive	6 .700	7/24/14	GBP	470	(483)
GBP/NOK spot exchange rate	DEU	Receive	6 .500	7/28/14	GBP	470	(80)
GBP/NOK spot exchange rate	JPM	Receive	6 .600	7/25/14	GBP	470	(273)
GBP/SEK spot exchange rate	JPM	Receive	5 .950	7/10/14	GBP	480	813
GBP/SEK spot exchange rate	JPM	Receive	6 .000	7/11/14	GBP	480	427
iShares MSCI Emerging Markets	GSG	Receive	517 .108	7/9/14	USD	88	(31,137)
iShares MSCI Emerging Markets	GSG	Pay	503 .554	7/8/14	USD	90	33,775
iShares MSCI Emerging Markets	GSG	Pay	499 .076	7/9/14	USD	90	36,068
iShares MSCI Emerging Markets	GSG	Receive	541 .958	7/7/14	USD	86	(32,716)
iShares MSCI Emerging Markets	GSG	Pay	523 .494	7/7/14	USD	88	35,141
iShares MSCI Emerging Markets	GSG	Receive	521 .666	7/8/14	USD	88	(31,650)
iShares MSCI Emerging Markets	GSG	Receive	551 .780	7/10/14	USD	85	(35,703)
iShares MSCI Emerging Markets	GSG	Pay	528 .540	7/11/14	USD	78	34,443
iShares MSCI Emerging Markets	GSG	Receive	555 .545	7/11/14	USD	76	(32,099)
iShares MSCI Emerging Markets	GSG	Pay	533 .148	7/10/14	USD	87	35,526
NZD/USD spot exchange rate	JPM	Receive	6 .250	7/16/14	USD	800	(808)
NZD/USD spot exchange rate	DEU	Receive	6 .300	7/17/14	USD	800	(672)
USD/CHF spot exchange rate	GSG	Pay	5 .750	7/14/14	USD	800	1,072
Total of Over-the-Counter Volatility Swaps							$15,931

*Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CIBC	Canadian Imperial Bank of Commerce
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MAC	Macquarie Bank Ltd.
MLCI	Merrill Lynch Commodities, Inc.

16    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Counterparty Abbreviations (Continued)
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDOR	Canada Bankers Acceptances Rate
CIBZC8DE	CIBC Custom 8 Enhanced Roll Commodity Index
CIBZGSPP	CIBC Custom 16 Commodity Index
CIBZNGLO	CIBC Natural Gas Long Only Commodity Index
CIBZOPQR	CIBC Oppenheimer Quarterly Roll Index
DBOPSPST	Custom Basket of Securities
DJUBS	Dow Jones-UBS Index
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSGPSPS3	Custom Basket of Securities
HIA4	Hang Seng Index
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
MSCI	Morgan Stanley Capital International
MLCILRIE	Merrill Lynch Commodities Long Pre-Roll Industrial Metals ER Index
MLCILRLE	Merrill Lynch Commodities Long Pre-Roll Livestock ER Index
MLCILROE	DJ Petroleum rolling from -11 to 4 ER Index
MLCILRSE	Merrill Lynch Commodities DJ Softs rolling from -11 to 4
OEX	S&P 100 Index

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange

17    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange Abbreviations (Continued)
MON	Montreal Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

18    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2014 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $78,013,391)	$82,669,950
Affiliated companies (cost $31,662,225)	31,662,226
114,332,176
Cash	274,849
Cash used for collateral on futures	385,000
Cash used for collateral on OTC derivatives	1,190,000
Cash used for collateral on centrally cleared swaps	121,200
Unrealized appreciation on foreign currency exchange contracts	990,988
Swaps, at value (premiums paid $324,260)	885,138
Centrally cleared swaps, at value	28,665
Receivables and other assets:
Interest and dividends	311,584
Investments sold	306,684
Variation margin receivable	75,368
Other	21,223
Total assets	118,922,875

Liabilities
Unrealized depreciation on foreign currency exchange contracts	944,009
Options written, at value (premiums received $59,142)	63,850
Swaps, at value (premiums received $59,531)	401,201
Centrally cleared swaps, at value	52,088
Payables and other liabilities:
Investments purchased	477,354
Variation margin payable	28,179
Trustees’ compensation	2,492
Distribution and service plan fees	34
Shares of beneficial interest redeemed	4
Other	13,737
Total liabilities	1,982,948

Net Assets	$116,939,927

Composition of Net Assets
Par value of shares of beneficial interest	$10,838
Additional paid-in capital	107,304,353
Accumulated net investment income	471,057
Accumulated net realized gain on investments and foreign currency transactions	3,954,537
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,199,142
Net Assets	$116,939,927

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $116,737,343 and 10,819,535 shares of beneficial interest outstanding)	$10.79

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $202,584 and 18,776 shares of beneficial interest outstanding)	$10.79

See accompanying Notes to Consolidated Financial Statements.

19    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2014 Unaudited

Allocation of Income and Expenses from master funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$207
Net expenses	(12)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	195
Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	14
Dividends	127
Net expenses	(4)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	137
Total allocation of net investment income from master funds	332

Investment Income
Interest (net of foreign withholding taxes of $7,406)	326,889
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $22,927)	800,065
Affiliated companies	11,991
Total investment income	1,138,945

Expenses
Management fees	619,863
Distribution and service plan fees - Service shares	37
Transfer and shareholder servicing agent fees:
Non-Service shares	53,590
Service shares	22
Shareholder communications:
Non-Service shares	236
Legal, auditing and other professional fees	23,153
Trustees’ compensation	11,790
Custodian fees and expenses	8,295
Other	21,125

Total expenses	738,111
Less waivers and reimbursements of expenses	(131,954)
Net expenses	606,157

Net Investment Income	533,120

20    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$2,575,015
Closing and expiration of option contracts written	49,462
Closing and expiration of futures contracts	(173,764)
Foreign currency transactions	497,093
Swap contracts	1,017,719
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(193)
Oppenheimer Master Loan Fund, LLC	634
Net realized gain	3,965,966
Net change in unrealized appreciation/depreciation on:
Investments	4,403,702
Translation of assets and liabilities denominated in foreign currencies	344,268
Futures contracts	285,945
Option contracts written	(8,344)
Swap contracts	184,103
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	173
Oppenheimer Master Loan Fund, LLC	(635)
Net change in unrealized appreciation/depreciation	5,209,212

Net Increase in Net Assets Resulting from Operations	$9,708,298

1. The Fund invests in certain affiliated funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

21    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Period Ended December 31, 2013[1]
Operations
Net investment income (loss)	$533,120	$(24,007)
Net realized gain (loss)	3,965,966	(23,232)
Net change in unrealized appreciation/depreciation	5,209,212	(10,070)
Net increase (decrease) in net assets resulting from operations	9,708,298	(57,309)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(15,253)	(10,989)
Service shares	(6)	(8)
	(15,259)	(10,997)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	97,115,254	10,000,989
Service shares	188,943	10,008
	97,304,197	10,010,997

Net Assets
Total increase	106,997,236	9,942,691
Beginning of period	9,942,691	—

End of period (including accumulated net investment income (loss) of $471,057 and $(46,804), respectively)	$116,939,927	$9,942,691

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

See accompanying Notes to Consolidated Financial Statements.

22    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Period Ended December 31, 2013	[1]
Per Share Operating Data
Net asset value, beginning of period	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	(0.02)
Net realized and unrealized gain (loss)	0.82	(0.05)
Total from investment operations	0.87	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	(0.01)
Net asset value, end of period	$10.79	$9.92

Total Return, at Net Asset Value[4]	8.78%	(0.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116,737	$9,917
Average net assets (in thousands)	$108,760	$9,827
Ratios to average net assets:[5,6]
Net investment income (loss)	0.99%	(1.85)%
Total expenses[7]	1.37%	7.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	3.33%
Portfolio turnover rate	124%	11%

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.40%
Period Ended December 31, 2013	7.18%

See accompanying Notes to Consolidated Financial Statements.

23    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Period Ended December 31, 2013	[1]
Per Share Operating Data
Net asset value, beginning of period	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	(0.03)
Net realized and unrealized gain (loss)	0.84	(0.04)
Total from investment operations	0.87	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	(0.01)
Net asset value, end of period	$10.79	$9 .92

Total Return, at Net Asset Value[4]	8.77%	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$203	$10
Average net assets (in thousands)	$44	$10
Ratios to average net assets:[5,6]
Net investment income (loss)	0.58%	(2.12)%
Total expenses[7]	1.59%	7.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	3.50%
Portfolio turnover rate	124%	11%

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.62%
Period Ended December 31, 2013	7.45%

See accompanying Notes to Consolidated Financial Statements.

24    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Diversified Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2014 is as follows:

Cost	$53,625
Market Value	$53,375
Market Value as % of Net Assets	0.05%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Diversified Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At June 30, 2014, the Fund owned 15,186 shares with a market value of $17,986,107.

Other financial information at June 30, 2014:

Total market value	$16,351,179
Net assets	$17,986,107
Net income (loss)	$(87,918)
Net realized gain (loss)	$1,148,306
Net change in unrealized appreciation/depreciation	$228,666

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF

25    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

26    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

1. Significant Accounting Policies (Continued)

During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$6,513

As of June 30, 2014, it is estimated that the Fund will have no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2014, it is estimated that the Fund will utilize $6,513 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$109,755,712
Federal tax cost of other investments	(4,793,104)

Total federal tax cost	$104,962,608

Gross unrealized appreciation	$7,634,503
Gross unrealized depreciation	(2,561,438)

Net unrealized appreciation	$5,073,065

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

27    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

28    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

2. Securities Valuation (Continued)
Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

		Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$	162,141	$	—	$	—	$	162,141
Energy		12,601,229		—		—		12,601,229
Financials		5,907,018		5,004,755		—		10,911,773
Health Care		330,504		—		—		330,504
Information Technology		284,969		—		—		284,969
Materials		5,398,672		594,784		—		5,993,456
Telecommunication Services		69,750		—		—		69,750
Utilities		118,787		—		—		118,787

29    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

		Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Investments, at Value: (Continued)
Rights, Warrants and Certificates	$	3,057	$	—	$	—	$	3,057
Foreign Government Obligations		—		3,707,848		—		3,707,848
Non-Convertible Corporate Bonds and Notes		—		7,552,551		—		7,552,551
Event-Linked Bonds		—		15,104,556		—		15,104,556
Exchange-Traded Options Purchased		1,268		6,395		—		7,663
Investment Companies		31,988,728		—		—		31,988,728
Short-Term Notes		—		25,407,446		—		25,407,446
Municipal Bonds and Notes		—		87,718		—		87,718
Total Investments, at Value		56,866,123		57,466,053		—		114,332,176
Other Financial Instruments:
Swaps, at value		—		885,138		—		885,138
Centrally cleared swaps, at value		—		28,665		—		28,665
Futures contracts		354,218		—		—		354,218
Foreign currency exchange contracts		—		990,988		—		990,988
Total Assets	$	57,220,341	$	59,370,844	$	—	$	116,591,185

Liabilities Table
Other Financial Instruments:
Swaps, at value	$	—	$	(401,201)	$	—	$	(401,201)
Centrally cleared swaps, at value		—		(52,088)		—		(52,088)
Options written, at value		(63,850)		—		—		(63,850)
Futures contracts		(48,694)		—		—		(48,694)
Foreign currency exchange contracts		—		(944,009)		—		(944,009)
Total Liabilities	$	(112,544)	$	(1,397,298)	$	—	$	(1,509,842)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Period Ended December 31, 2013[1]
	Shares	Amount	Shares	Amount
Class Non-Service
Sold	9,817,998	$97,100,001	999,000	$9,990,000
Dividends and/or distributions reinvested	1,429	15,253	1,108	10,989
Redeemed	—	—	—	—

Net increase	9,819,427	$97,115,254	1,000,108	$10,000,989

Class Service
Sold	17,778	$188,984	1,000	$10,000
Dividends and/or distributions reinvested	1	6	1	8
Redeemed	(4)	(47)	—	—

Net increase	17,775	$188,943	1,001	$10,008

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$110,303,951	$68,501,084

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

30    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund and the Subsidiary. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $34,189 and $4 for Non-Service and Service, respectively.

The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the six months ended June 30, 2014, this waiver reduced the Fund’s management fee by $83,280.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF and the Master Funds. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $14,481 for management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such

31    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended June 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $55,609,194 and $64,860,956, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

32    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $6,803,409 and $9,805,918 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $83,959 and $53,981 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a

33    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended June 30, 2014, the Fund had an ending monthly average market value of $53,189 and $47,826 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended June 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2013	9,380,006	$6,517	29,725,128	$14,506
Options written	397,235,537	243,227	1,544,317,639	255,303
Options closed or expired	(139,818,039)	(38,436)	(758,057)	(11,026)
Options exercised	(266,797,283)	(174,736)	(1,573,284,517)	(236,213)

Options outstanding as of June 30, 2014	221	$36,572	193	$22,570

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

34    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the six months ended June 30, 2014, the Fund had ending monthly average notional amounts of $3,072,857 and $3,152,857 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended June 30, 2014, the Fund had ending monthly average notional amounts of $2,084,175 and $2,085,244 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the six months ended June 30, 2014, the Fund had ending monthly average notional amounts of $27,499,549 and $4,524,889 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

35    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the six months ended June 30, 2014, the Fund had ending monthly average notional amounts of $8,707 and $1,888 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 30, 2014, the Fund has required certain counterparties to post collateral of $2,142,581.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

36    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at June 30, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$343,651	$(211,458)	$(132,193)	$—	$—
Barclays Bank plc	149,671	(149,671)	—	—	—
BNP Paribas	42,386	(25,424)	—	—	16,962
Canadian Imperial Bank of Commerce	1	(1)	—	—	—
Citibank NA	359,367	(179,969)	—	—	179,398
Credit Suisse International	15,544	—	—	—	15,544
Deutsche Bank Securities, Inc.	157,755	(157,755)	—	—	—
Goldman Sachs Bank USA	97,248	(97,248)	—	—	—
Goldman Sachs Group, Inc. (The)	280,513	(188,600)	—	—	91,913
JPMorgan Chase Bank NA	289,252	(49,230)	(240,022)	—	—
Macquarie Bank Ltd.	7,890	—	—	—	7,890
Merrill Lynch Commodities, Inc.	28,425	(3)	—	—	28,422
Morgan Stanley	1,973	(692)	—	—	1,281
Morgan Stanley Capital Services, Inc.	44,852	(34,360)	—	—	10,492
Royal Bank of Scotland plc (The)	57,598	(57,598)	—	—	—

	$1,876,126	$(1,152,009)	$(372,215)	$—	$351,902

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 30, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(211,458)	$211,458	$—	$—	$—
Barclays Bank plc	(159,209)	149,671	—	—	(9,538)
BNP Paribas	(25,424)	25,424	—	—	—
Canadian Imperial Bank of Commerce	(2)	1	—	1	—
Citibank NA	(179,969)	179,969	—	—	—
Deutsche Bank Securities, Inc.	(187,583)	157,755	—	—	(29,828)
Goldman Sachs Bank USA	(240,448)	97,248	—	—	(143,200)
Goldman Sachs Group, Inc. (The)	(188,600)	188,600	—	—	—
JPMorgan Chase Bank NA	(49,230)	49,230	—	—	—
Merrill Lynch Commodities, Inc.	(3)	3	—	—	—
Morgan Stanley	(692)	692	—	—	—
Morgan Stanley Capital Services, Inc.	(34,360)	34,360	—	—	—
Royal Bank of Scotland plc (The)	(68,232)	57,598	—	—	(10,634)

	$(1,345,210)	$1,152,009	$—	$1	$(193,200)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of investments may exceed these amounts.

35    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of June 30, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Commodity contracts	Swaps, at value	$36,316	Swaps, at value	$5
Credit contracts	Swaps, at value	512,161	Swaps, at value	50,111
Equity contracts	Swaps, at value	152,385	Swaps, at value	182,740
Volatility contracts	Swaps, at value	184,276	Swaps, at value	168,345
Interest rate contracts	Centrally cleared swaps, at value	28,665	Centrally cleared swaps, at value	52,088
Commodity contracts	Variation margin receivable	47,039 *	Variation margin payable	26,210 *
Equity contracts	Variation margin receivable	23,248 *	Variation margin payable	1,969 *
Interest rate contracts	Variation margin receivable	2,531 *
Volatility contracts	Variation margin receivable	2,550 *
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	990,988	Unrealized depreciation on foreign currency exchange contracts	944,009
Equity contracts			Options written, at value	63,850
Commodity contracts	Investments, at value	6,395 **
Equity contracts	Investments, at value	1,268 **

Total		$1,987,822		$1,489,327

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

** Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Commodity contracts	$—	$—	$(30,136)	$—	$1,175,103	$1,144,967
Credit contracts	—	—	—	—	(55,218)	(55,218)
Equity contracts	49,805	10,185	(236,544)	—	354,482	177,928
Foreign exchange contracts	41,427	39,277	—	(15,274)	—	65,430
Interest rate contracts	—	—	76,958	—	10,711	87,669
Volatility contracts	—	—	15,958	—	(467,359)	(451,401)

Total	$91,232	$49,462	$(173,764)	$(15,274)	$1,017,719	$969,375

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Commodity contracts	$(6,804)	$—	$173,758	$—	$36,311	$203,265
Credit contracts	—	—	—	—	197,321	197,321
Equity contracts	(192)	(5,869)	116,265	—	(41,823)	68,381
Foreign exchange contracts	(2,440)	(2,475)	—	43,633	—	38,718
Interest rate contracts	—	—	(4,180)	—	(23,423)	(27,603)
Volatility contracts	—	—	102	—	15,717	15,819

Total	$(9,436)	$(8,344)	$285,945	$43,633	$184,103	$495,901

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of June 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged,

38    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

8. Pending Litigation (Continued)

among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

39    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

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43    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Benjamin Rockmuller, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.

Shareholder

Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP

Registered Public

Accounting Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2014

Oppenheimer

International Growth Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Portfolio Managers: George R. Evans, CFA, and Robert B. Dunphy, CFA

Cumulative Total Returns

For the 6-Month Period Ended 6/30/14

Non-Service Shares	2.42%
Service Shares	2.52%

Average Annual Total Returns For the Periods Ended 6/30/14
	1-Year	5-Year	10-Year
Non-Service Shares	21.30%	15.80%	10.09%
Service Shares	21.20%	15.53%	9.81%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS
SAP AG	1.6%
BT Group plc	1.5
Aalberts Industries NV	1.4
Roche Holding AG	1.4
Industria de Diseno Textil SA (Inditex)	1.4
Novo Nordisk AS, Cl. B	1.4
Aryzta AG	1.4
Syngenta AG	1.3
Diageo plc	1.3
Unilever plc	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of investments.

2      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 2.42% for the period, underperforming the MSCI AC World ex-U.S. Index (the “Index”), which returned 5.56%. The Fund underperformed the Index in the information technology, energy and consumer discretionary sectors due primarily to weaker relative stock selection. An underweight position in energy and an overweight position in consumer discretionary also contributed to the underperformance in those sectors. The Fund outperformed the Index in the consumer staples, telecommunication services and materials sectors, where stronger stock selection benefited, and in the financials sector due to an underweight position.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Despite market volatility early in the reporting period and rising geopolitical risks in Ukraine and the Middle East, global equities generally rebounded and produced positive returns in the first half of 2014, thanks largely to a continued global economic recovery and stimulative monetary policies from central banks throughout the world. Markets were volatile to start the reporting period in January 2014 amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. However, equities rebounded later in the reporting period. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included Weir Group plc, Aryzta AG and Novo Nordisk AS. Weir Group is a global engineering solutions company providing components and services mainly to companies in the mining and energy industries. The company’s innovative products, including pumps and valves, are designed for difficult operating environments and can play a critical role in improving operational efficiency for companies operating in the resource markets. Weir also has a complementary aftermarket business that focuses on repair and upgrades of equipment. The stock rallied on the heels of fourth-quarter results that flagged a solid recovery in demand after a period of destocking on the part of clients. The sequential pick up in Weir’s order book also supports an improving outlook. Aryzta provides a wide range of pre-baked bakery food products including bread, cookies and other pastries. Aryzta expanded its presence in North America by acquiring Canada-based Pineridge Bakery and U.S.-based Cloverhill Bakery, helping to drive its stock up. Aryzta has a healthy mergers and acquisitions (M&A) track record in a fragmented bakery industry. Novo Nordisk, a Danish company, is the global leader in diabetes care. The stock rallied during the reporting period as concerns surrounding growth and competition moderated. Investors instead focused on Novo’s track record of delivering consistent results as well as the company’s long-term growth potential. The U.S. diabetes market is estimated at over $40 billion and growing strongly. That growth is supported by increased incidence, diagnosis and treatment of the disease in the United States. Growth is also evident in the emerging markets due to changing dietary habits and increasing disposable income that can be used to better meet healthcare needs.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included YOOX SpA, BG Group plc and ARM Holdings plc. YOOX, based in Italy, is a leading online retailer in the luxury goods space. The company’s business model includes a multi-brand business that sells discounted products from a variety of designers, as well as a mono-brand business that offers a shop-in-shop platform for a growing number of brands. Both consumers of luxury goods and luxury goods manufacturers had been relatively slow to embrace e-commerce. In our opinion, as the shift to online sales accelerates, it presents a large growth opportunity for YOOX. Full year 2013 results were announced in March and while underlying metrics were solid, currency proved to be a headwind for the company. At period end, we continue to focus on the long-term structural growth opportunities for YOOX. BG Group, a global integrated oil and gas company, is one of the major players in the Brazilian pre-salt basins. We believe that Brazil, along with BG’s LNG (liquefied natural gas) project in Australia, offers significant growth potential over the next few years. However, the company reported disappointing results recently, which were related to weak production and higher costs in its legacy base business. Its exposure to Egypt has also created some concern. We exited our position. ARM Holdings licenses intellectual property to semiconductor companies, who then incorporate its designs into their own products. The company’s designs are the de-facto chip standard for mobile devices, and they are expanding into other areas as well, such as digital TVs and servers. The stock has been off this year as the growth of high end smartphones has been decelerating, though it is still fast. The stock price has gone up by almost 50% a year for the last 5-years, so a breather is not surprising.

3      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STRATEGY & OUTLOOK

We continue to seek to invest in companies that may benefit from long-term secular growth trends, have significant and durable competitive advantages, and the financial flexibility to increase their relative market position against their competitors during downtrends in the business cycle. We are long-term investors with an average holding period of more than seven years.

We continue to see gradual improvement in the macroeconomic environment in the developed world. The U.S. economy is setting the pace and received a vote of confidence from the Fed to continue tapering its quantitative easing program. Europe appears to be turning the corner. The headwinds created by austerity and stressed financial markets are diminishing. While there is still some disparity in fundamentals across Euro area economies, we continue to get positive signals on several fronts. Even the peripheral European economies have shown signs of stability and marginal improvement.

The emerging markets are likely to be a continued source of concern for investors as they weigh the impact of issues such as tightening global liquidity, slowing growth in China, and the events in the Ukraine. However, we believe that the rebound in emerging markets that occurred over the second half of the reporting period would suggest that investors realize some of these headwinds are more than reflected in the market valuation.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Non-Service shares	$1,000.00	$1,024.20	$5.03
Service shares	1,000.00	1,025.20	6.25

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,019.84	5.02
Service shares	1,000.00	1,018.65	6.23

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.24

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

	Shares	Value

Common Stocks—96.7%

Consumer Discretionary—20.1%

Automobiles—1.1%

Bayerische Motoren Werke (BMW) AG	46,216	$5,862,180

Diversified Consumer Services—1.3%

Benesse Holdings, Inc.	82,825	3,595,800

Dignity plc	145,626	3,415,882

		7,011,682

Hotels, Restaurants & Leisure—2.9%

Carnival Corp.	134,840	5,076,726

Domino’s Pizza Group plc	483,786	4,335,545

William Hill plc	1,210,517	6,785,247

		16,197,518

Household Durables—0.8%

SEB SA	52,130	4,611,521

Internet & Catalog Retail—1.5%

Ctrip.com International Ltd., ADR[1]	67,650	4,332,306

Yoox SpA[1]	140,426	3,782,172

		8,114,478

Media—3.1%

British Sky Broadcasting Group plc	432,221	6,680,603

Grupo Televisa SAB, Sponsored ADR	30,580	1,049,200

Liberty Global plc, Cl. A1	14,332	633,761

Liberty Global plc, Series C1	35,910	1,519,352

SES SA	158,580	6,012,369

Zee Entertainment Enterprises Ltd.	246,278	1,199,740

		17,095,025

Multiline Retail—1.1%

Dollarama, Inc.	75,522	6,217,710

Specialty Retail—1.4%

Industria de Diseno Textil SA (Inditex)	50,373	7,767,403

Textiles, Apparel & Luxury Goods—6.9%

Burberry Group plc	263,840	6,689,412

Cie Financiere Richemont SA	67,421	7,076,221

Kering	18,840	4,128,434

Luxottica Group SpA	43,523	2,518,971

LVMH Moet Hennessy Louis Vuitton SA	24,800	4,777,236

Prada SpA	826,800	5,877,684

Swatch Group AG (The)	11,005	6,646,904

		37,714,862

Consumer Staples—11.4%

Beverages—3.2%

Diageo plc	229,652	7,310,581

Heineken NV	79,257	5,690,346

Pernod-Ricard SA	37,170	4,463,786

		17,464,713

Food & Staples Retailing—1.3%

CP ALL PCL	4,835,400	7,151,192

Food Products—4.9%

Aryzta AG1	81,211	7,686,224

Barry Callebaut AG1	4,202	5,709,035

DANONE SA	67,990	5,046,058

Saputo, Inc.	20,256	1,213,595

Unilever plc	160,802	7,291,601

		26,946,513

Household Products—1.1%

Reckitt Benckiser Group plc	72,804	6,349,066

Personal Products—0.2%

L’Oreal SA	5,660	975,966

	Shares	Value

Tobacco—0.7%

Swedish Match AB	103,929	$3,605,450

Energy—3.5%

Energy Equipment & Services—2.5%

Hunting plc	26,590	390,500

Saipem SpA[1]	185,800	5,007,042

Schoeller-Bleckmann Oilfield Equipment AG	24,829	3,199,913

Technip SA	44,810	4,908,329

		13,505,784

Oil, Gas & Consumable Fuels—1.0%

Koninklijke Vopak NV	115,490	5,642,814

Financials—4.1%

Capital Markets—2.2%

ICAP plc	945,849	6,143,975

Tullett Prebon plc	316,444	1,431,804

UBS AG1	260,622	4,775,663

		12,351,442

Commercial Banks—0.8%

ICICI Bank Ltd., Sponsored ADR[1]	88,565	4,419,394

Insurance—1.0%

Prudential plc	242,617	5,565,340

Thrifts & Mortgage Finance—0.1%

Housing Development Finance Corp. Ltd.[1]	25,497	418,598

Health Care—10.5%

Biotechnology—2.3%

CSL Ltd.	92,900	5,832,529

Grifols SA	127,438	6,957,575

		12,790,104

Health Care Equipment & Supplies—3.4%

DiaSorin SpA	97,486	4,084,585

Essilor International SA	44,000	4,671,368

Sonova Holding AG	39,113	5,970,185

William Demant Holding[1]	45,444	4,126,255

		18,852,393

Health Care Providers & Services—0.8%

Sonic Healthcare Ltd.	279,158	4,564,954

Health Care Technology—0.3%

CompuGroup Medical AG	50,384	1,435,765

Pharmaceuticals—3.7%

Galenica AG	4,622	4,510,345

Novo Nordisk AS, Cl. B	166,577	7,689,631

Roche Holding AG	26,229	7,826,773

		20,026,749

Industrials—23.9%

Aerospace & Defense—2.9%

Airbus Group NV	80,650	5,413,063

Embraer SA	409,026	3,737,603

Rolls-Royce Holdings plc[1]	376,620	6,878,616

		16,029,282

Air Freight & Couriers—0.6%

Royal Mail plc[1]	400,050	3,413,734

Commercial Services & Supplies—3.4%

Aggreko plc	208,344	5,879,179

Edenred	185,508	5,621,069

Prosegur Compania de Seguridad SA	984,004	7,060,613

		18,560,861

Construction & Engineering—2.3%

Koninklijke Boskalis Westminster NV	119,443	6,843,251

Leighton Holdings Ltd.	196,080	3,648,685

6      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value

Construction & Engineering (Continued)

Trevi Finanziaria Industriale SpA	268,890	$2,431,717

		12,923,653

Electrical Equipment—3.5%

ABB Ltd.[1]	230,602	5,321,559

Legrand SA	98,090	5,996,442

Nidec Corp.	49,800	3,061,946

Schneider Electric SE	52,750	4,975,074

		19,355,021

Machinery—4.2%

Aalberts Industries NV	244,360	7,971,782

Atlas Copco AB, Cl. A	227,871	6,577,580

FANUC Corp.	7,800	1,347,907

Weir Group plc (The)	155,654	6,968,221

		22,865,490

Professional Services—3.5%

Experian plc	379,453	6,408,819

Intertek Group plc	134,120	6,307,590

SGS SA	2,623	6,287,102

		19,003,511

Trading Companies & Distributors—3.5%

Brenntag AG	30,629	5,470,800

Bunzl plc	249,617	6,922,741

Wolseley plc	129,251	7,077,127

		19,470,668

Information Technology—14.0%

Communications Equipment—1.1%

Telefonaktiebolaget LM Ericsson, Cl. B	490,235	5,927,737

Electronic Equipment, Instruments, & Components—2.5%

Hoya Corp.	195,893	6,518,575

Keyence Corp.	12,906	5,645,212

Omron Corp.	39,086	1,651,351

		13,815,138

Internet Software & Services—2.6%

Telecity Group plc	238,710	3,074,574

United Internet AG	130,271	5,739,672

Yahoo Japan Corp.	1,172,500	5,433,399

		14,247,645

IT Services—1.3%

Amadeus IT Holding SA, Cl. A	162,978	6,714,561

Infosys Ltd.	10,780	582,518

		7,297,079

Semiconductors & Semiconductor Equipment—1.1%

ARM Holdings plc	421,330	6,359,976

	Shares	Value

Software—5.4%

Aveva Group plc	81,584	$2,842,065

Dassault Systemes SA	41,633	5,351,196

Gemalto NV	50,681	5,250,722

Sage Group plc (The)	503,073	3,303,290

SAP AG	114,130	8,815,175

Temenos Group AG	103,497	4,031,799

		29,594,247

Materials—4.9%

Chemicals—3.8%

Essentra plc	544,707	7,107,884

Sika AG	1,560	6,380,763

Syngenta AG	19,753	7,380,109

		20,868,756

Construction Materials—1.1%

James Hardie Industries plc	479,600	6,265,826

Telecommunication Services—4.0%

Diversified Telecommunication Services—4.0%

BT Group plc	1,238,556	8,148,334

Iliad SA	13,950	4,210,016

Inmarsat plc	478,530	6,116,439

Ziggo NV	71,681	3,312,522

		21,787,311

Utilities—0.3%

Independent Power and Renewable Electricity Producers—0.3%

APR Energy plc	153,454	1,707,225

Total Common Stocks (Cost $329,367,604)		532,151,776

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,273)	5,995,416	75,759

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	56,199

	Shares

Investment Company—2.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $15,904,339)	15,904,339	15,904,339

Total Investments, at Value (Cost $345,319,764)	99.6%	548,188,073

Net Other Assets (Liabilities)	0.4	2,144,096

Net Assets	100.0%	$550,332,169

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of June 30, 2014.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	18,850,174	123,423,446	126,369,281	15,904,339

		Value		Income

Oppenheimer Institutional Money Market Fund, Cl. E		$15,904,339		$4,873

7      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

 Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$150,905,371	27.5%
Switzerland	79,602,682	14.5
France	71,161,928	13.0
Netherlands	34,711,436	6.3
Spain	28,500,152	5.2
Germany	27,323,591	5.0
Japan	27,254,190	5.0
Italy	23,702,171	4.3
United States	23,190,378	4.2
Australia	20,311,994	3.7
Sweden	16,110,766	2.9
Denmark	11,815,886	2.2
Canada	7,431,305	1.4
Thailand	7,151,192	1.3
India	6,696,009	1.2
China	4,332,306	0.8
Brazil	3,737,603	0.7
Austria	3,199,913	0.6
Mexico	1,049,200	0.2

Total	$548,188,073	100.0%

See accompanying Notes to Financial Statements.

8      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $329,415,425)	$532,283,734
Affiliated companies (cost $15,904,339)	15,904,339

548,188,073

Cash	500,370

Receivables and other assets:
Dividends	1,148,291
Shares of beneficial interest sold	893,431
Investments sold	143,749
Other	24,015

Total assets	550,897,929

Liabilities
Payables and other liabilities:
Investments purchased	208,977
Foreign capital gains tax	207,261
Shares of beneficial interest redeemed	65,382
Distribution and service plan fees	26,676
Trustees’ compensation	18,781
Legal, auditing and other professional fees	18,060
Shareholder communications	8,410
Other	12,213

Total liabilities	565,760

Net Assets	$550,332,169

Composition of Net Assets
Par value of shares of beneficial interest	$214,114

Additional paid-in capital	321,561,396

Accumulated net investment income	4,059,145

Accumulated net realized gain on investments and foreign currency transactions	21,820,547

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	202,676,967

Net Assets	$550,332,169

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $418,699,050 and 164,367,827 shares of beneficial interest outstanding)	$2.55

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $131,633,119 and 49,746,236 shares of beneficial interest outstanding)	$2.65

See accompanying Notes to Financial Statements.

9      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2014 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $767,466)	$7,504,330
Affiliated companies	4,873

Interest	236

Total investment income	7,509,439

Expenses
Management fees	2,519,821

Distribution and service plan fees - Service shares	150,915

Transfer and shareholder servicing agent fees:
Non-Service shares	207,066
Service shares	60,375

Shareholder communications:
Non-Service shares	936
Service shares	247

Custodian fees and expenses	25,790

Trustees’ compensation	9,980

Other	33,426

Total expenses	3,008,556
Less waivers and reimbursements of expenses	(182,932)

Net expenses	2,825,624

Net Investment Income	4,683,815

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (net of foreign capital gains tax of $22,281)	29,012,936
Foreign currency transactions	35,573

Net realized gain	29,048,509

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $189,442)	(24,534,454)
Translation of assets and liabilities denominated in foreign currencies	2,684,293

Net change in unrealized appreciation/depreciation	(21,850,161)

Net Increase in Net Assets Resulting from Operations	$11,882,163

See accompanying Notes to Financial Statements.

10      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$4,683,815	$ 5,818,170

Net realized gain	29,048,509	27,279,495

Net change in unrealized appreciation/depreciation	(21,850,161)	81,110,996

Net increase in net assets resulting from operations	11,882,163	114,208,661

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,715,943)	(5,541,706)
Service shares	(1,167,654)	(927,692)

	(5,883,597)	(6,469,398)

Distributions from net realized gain:
Non-Service shares	(8,305,904)	—
Service shares	(2,491,854)	—

	(10,797,758)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(35,409,292)	21,565,103
Service shares	14,442,918	29,347,067

	(20,966,374)	50,912,170

Net Assets
Total increase (decrease)	(25,765,566)	158,651,433

Beginning of period	576,097,735	417,446,302

End of period (including accumulated net investment income of $4,059,145 and $5,258,927, respectively)	$550,332,169	$ 576,097,735

See accompanying Notes to Financial Statements.

11      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$2.57	$2.07	$1.72	$1.87	$1.65	$1.21

Income (loss) from investment operations:
Net investment income[2]	0.02	0.03	0.03	0.02	0.02	0.02
Net realized and unrealized gain (loss)	0.04	0.50	0.35	(0.15)	0.22	0.44

Total from investment operations	0.06	0.53	0.38	(0.13)	0.24	0.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)
Distributions from net realized gain	(0.05)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)

Net asset value, end of period	$2.55	$2.57	$2.07	$1.72	$1.87	$1.65

Total Return, at Net Asset Value[3]	2.42%	25.87%	22.22%	(7.16)%	14.76%	39.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$418,699	$458,038	$348,449	$364,221	$417,141	$369,575

Average net assets (in thousands)	$419,608	$404,859	$332,018	$406,974	$376,612	$328,763

Ratios to average net assets:[4]
Net investment income	1.78%	1.24%	1.68%	1.21%	1.04%	1.35%
Total expenses[5]	1.06%	1.09%	1.13%	1.09%	1.10%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate	25%	32%	22%	25%	19%	34%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.06%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.13%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.09%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Service Shares	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$2.66	$2.14	$1.78	$1.94	$1.71	$1.25

Income (loss) from investment operations:
Net investment income[2]	0.02	0.02	0.03	0.02	0.01	0.01
Net realized and unrealized gain (loss)	0.04	0.53	0.35	(0.17)	0.24	0.47

Total from investment operations	0.06	0.55	0.38	(0.15)	0.25	0.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.03)	(0.02)	(0.01)	(0.02)	(0.02)
Distributions from net realized gain	(0.05)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.03)	(0.02)	(0.01)	(0.02)	(0.02)

Net asset value, end of period	$2.65	$2.66	$2.14	$1.78	$1.94	$1.71

Total Return, at Net Asset Value[3]	2.52%	25.71%	21.68%	(7.61)%	14.62%	39.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,633	$118,060	$68,997	$57,276	$61,630	$43,376

Average net assets (in thousands)	$122,353	$88,647	$63,118	$62,359	$50,420	$30,629

Ratios to average net assets:[4]
Net investment income	1.61%	0.89%	1.43%	0.96%	0.78%	0.94%
Total expenses[5]	1.31%	1.34%	1.38%	1.34%	1.35%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.25%	1.25%	1.25%	1.25%	1.26%

Portfolio turnover rate	25%	32%	22%	25%	19%	34%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.31%
Year Ended December 31, 2013	1.34%
Year Ended December 31, 2012	1.38%
Year Ended December 30, 2011	1.34%
Year Ended December 31, 2010	1.35%
Year Ended December 31, 2009	1.35%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer International Growth Fund/VA (the “Fund”), formerly a series of Panorama Series, is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc., (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended December 31, 2013, the Fund utilized $13,674,717 capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

14      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

1. Significant Accounting Policies (Continued)

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$352,161,506

Gross unrealized appreciation	$201,421,277
Gross unrealized depreciation	(5,394,710)

Net unrealized appreciation	$196,026,567

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a

15      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

“fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

16      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$18,829,055	$91,763,324	$—	$110,592,379
Consumer Staples	1,213,595	61,279,305	—	62,492,900
Energy	—	19,148,598	—	19,148,598
Financials	4,419,394	18,335,380	—	22,754,774
Health Care	—	57,669,965	—	57,669,965
Industrials	—	131,622,220	—	131,622,220
Information Technology	—	77,241,822	—	77,241,822
Materials	—	27,134,582	—	27,134,582
Telecommunication Services	—	21,787,311	—	21,787,311
Utilities	—	1,707,225	—	1,707,225
Preferred Stock	75,759	—	—	75,759
Rights, Warrants and Certificates	—	56,199	—	56,199
Investment Company	15,904,339	—	—	15,904,339

Total Assets	$40,442,142	$507,745,931	$—	$548,188,073

Foreign currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	13,113,200	$33,681,351	49,717,056	$113,109,115
Dividends and/or distributions reinvested	5,127,853	13,021,847	2,452,083	5,541,706
Redeemed	(32,232,786)	(82,112,490)	(42,327,625)	(97,085,718)

Net increase (decrease)	(13,991,733)	$(35,409,292)	9,841,514	$21,565,103

Service Shares
Sold	6,322,116	$16,887,828	16,576,608	$39,884,179
Dividends and/or distributions reinvested	1,386,507	3,659,508	396,450	927,692
Redeemed	(2,299,957)	(6,104,418)	(4,816,049)	(11,464,804)

Net increase	5,408,666	$14,442,918	12,157,009	$29,347,067

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$132,058,186	$163,516,624

17      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.90
Over $500 million	0.85

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. During the year ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $136,082 and $40,631 for Non-Service and Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $6,219 for IMMF management fees.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and

18      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

6. Pending Litigation (Continued)

litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

19      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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23      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
George R. Evans, Vice President
Robert B. Dunphy, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/8/2014